As filed with the Securities and Exchange Commission on April 25, 2016.

Registration No. 333-148421
File No. 811-08260

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |x|

Pre-Effective Amendment No. |_|
Post-Effective Amendment No. 9 |x|

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|x|
Amendment No. 60	|x|

CMFG VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)

CMFG Life Insurance Company
(Name of Depositor)
5910 Mineral Point Road
Madison, WI 53705
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number: (319) 352-4090

Ross D. Hansen, Esquire
CMFG Life Insurance Company
5910 Mineral Point Road
Madison, WI 53705
(Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

| |	immediately upon filing pursuant to paragraph (b) of Rule 485.
|x|	on May 1, 2016 pursuant to paragraph (b) of Rule 485.
| |	60 days after filing pursuant to paragraph (a)(i) of Rule 485.
| |	on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:
|  | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

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PROSPECTUS	May 1, 2016
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MEMBERS® Variable Annuity A Flexible Premium Deferred Variable Annuity Contract Issued by CMFG Life Insurance Company

In this Prospectus, you will find information you should know before investing. Please read it carefully and keep it for future reference. The Contract is available to individuals and retirement plans, including plans that qualify for special federal tax treatment under the Code. The Contract is supported by the assets of the CMFG Variable Annuity Account (“Variable Account”), a separate account of CMFG Life Insurance Company (“we”, “our” or “us”), which is divided into Subaccounts that each invest in a Fund. This discussion in the Prospectus is meant for current Owners. We no longer issue new Contracts and no longer issue new riders on any Contracts.

The Owner (“you”) may allocate purchase payments and Contract Values to either: (1) one or more of the Subaccounts of the Variable Account, or (2) to the Guaranteed Interest Option, or (3) to both. The investment performance of the mutual fund portfolios underlying the Subaccounts you select will affect the Contract Value to the Annuity Date, except for amounts you invest in the Guaranteed Interest Option and will affect the size of variable annuity payments after the annuity date. You bear the entire investment risk on any amounts you allocate to the Variable Account.

Each Subaccount of the Variable Account invests solely in a corresponding portfolio of one of the following funds, each an open-end management investment company registered with the Securities and Exchange Commission (“SEC”):

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AIM Variable Insurance Funds	Oppenheimer Variable Account Funds	Aggressive Allocation Fund
(Invesco Variable Insurance Funds)	Oppenheimer Main Street Small Cap	Core Bond Fund
Invesco V.I. Global Real Estate Fund	Fund®/VA	High Income Fund
Invesco V.I. Growth and Income Fund	Oppenheimer Main Street Fund®/VA	Diversified Income Fund
Invesco V.I. Mid Cap Growth Fund	Oppenheimer International Growth Fund/VA	Large Cap Value Fund
Large Cap Growth Fund
Franklin Templeton Variable	PIMCO Variable Insurance Trust	Mid Cap Fund
Insurance Products Trust	PIMCO CommodityRealReturn® Strategy	International Stock Fund
Franklin High Income VIP Fund	Portfolio
Franklin Income VIP Fund	PIMCO Total Return Portfolio
Franklin Mutual Global Discovery VIP	PIMCO Global Bond Portfolio (Unhedged)	Vanguard® Variable Insurance
Fund		Fund
	Ultra Series Fund	Vanguard Variable Insurance Fund
	Conservative Allocation Fund	Money Market Portfolio
Moderate Allocation Fund
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The Statement of Additional Information (“SAI”) contains additional information about the Contract and the Variable Account. You will find its table of contents on the last page of this Prospectus. The SAI has been filed with the SEC and is incorporated by reference. You may obtain a copy of the SAI dated May 1, 2016, free of charge by contacting us. Additionally, the SEC maintains a website at http://www.sec.gov that contains the SAI and other information.
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Investment in a variable annuity contract is subject to risks, including the possible loss of principal. Unlike credit union and bank accounts, money invested in the Variable Account is not insured. Money in the Variable Account is not deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.

CUNA Brokerage Services, Inc. (“CBSI”) serves as principal underwriter and distributor of the Contract. More information about CBSI is available at http://www.finra.org through Financial Industry Regulatory Authority, Inc.’s (“FINRA”) BrokerCheck online tool or by calling 1-800-289-9999.

The SEC has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

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Mortality and Expense Risk Charge	26
Loan Interest Charge	27
Executive Benefits Plan Endorsement Charge	27
Change of Annuitant Endorsement	27
Income Payment Increase Endorsement	27
Fund Expenses	27
Premium Taxes	27
Other Taxes	28
ANNUITY PAYMENT OPTIONS	28
Election of Annuity Payment Options	28
Fixed Annuity Payments	28
Variable Annuity Payments	28
Description of Annuity Payment Options	29
FEDERAL TAX MATTERS	30
Introduction	30
Tax Status of the Contract	31
Taxation of Annuities	31
Separate Account Charges	31
Transfers, Assignments or Exchanges of a Contract	33
Withholding	33
Multiple Contracts	33
Taxation of Qualified Plans	33
Possible Charge for our Taxes	35
Other Tax Consequences	35
Foreign Tax Credits	36
DISTRIBUTION OF THE CONTRACT	36
LEGAL PROCEEDINGS	36
VOTING RIGHTS	37
COMPANY HOLIDAYS	37
FINANCIAL STATEMENTS	37
FINANCIAL HIGHLIGHTS	38

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	S-1

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DEFINITIONS

Accumulation Unit
A unit of measure used to calculate Variable Contract Value.

Adjusted Contract
The Contract Value less applicable premium tax not yet deducted, less a pro-rated portion of the Value annual Contract fee, plus or minus any applicable interest adjustment, and (for Annuity Payment Option 1) less any applicable surrender charges as of the Annuity Date.

Annuitant
The person or persons whose life (or lives) determines the annuity payment benefits payable under the Contract and whose death determines the death benefit. The maximum number of joint Annuitants is two and provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant.

Annuity Date
The date when the Adjusted Contract Value will be applied under an Annuity Payment Option, if the Annuitant is still living.

Annuity Payment Option
The form of annuity payments selected by the Owner under the Contract.

Annuity Unit
A unit of measure used to calculate variable annuity payments.

Beneficiary
The person to whom the proceeds payable on the death of an Annuitant will be paid.

Contract
MEMBERS Variable Annuity.

Contract Anniversary
The same date in each Contract Year as the Contract Date.

Contract Date
The date set forth on the specifications page of the Contract which is used to determine Contract Years and Contract Anniversaries.

Contract Year
A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

Contract Value
The total amount invested under the Contract. It is the sum of the Variable Contract Value, the Guaranteed Interest Option Value and the balance of the Loan Account.

DCA One Year Guarantee Period
A Dollar Cost Averaging One Year Guarantee Period described in the Section entitled THE GUARANTEED INTEREST OPTION.

Due Proof of Death
Proof of death satisfactory to us. Such proof may consist of the following if acceptable to us:

(a) a certified copy of the death record;
(b) a certified copy of a court decree reciting a finding of death; or
(c) any other proof satisfactory to us.

Fund
An investment portfolio of any open-end management investment company or unit investment trust in which a Subaccount invests.

General Account
Our assets other than those allocated to the Variable Account or any other of our separate accounts.

Good Order
An instruction that is received by the Company that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Contract, a transfer request, or a death benefit claim, must be in Good Order.

Guarantee Amount
Any portion of Guaranteed Interest Option Value allocated to a particular Guarantee Period with a particular expiration date (including interest thereon) less any withdrawals there from.

Guarantee Period
A choice under the Guaranteed Interest Option of a specific number of years for which we agree to credit a particular effective annual interest rate.

Guaranteed Interest Option
An allocation option under the Contract funded by our General Account. It is neither part of nor dependent upon the investment performance of the Variable Account.

Guaranteed Interest Option Value
The value of the Contract in the Guaranteed Interest Option.

Loan Account
For any Contract, a portion of our General Account to which Contract Value is transferred to provide collateral for any loan taken under the Contract.

Loan Amount
Except on a Contract Anniversary, the Contract Value in the Loan Account plus any interest charges accrued on such Contract Value up to that time. On a Contract Anniversary, the Loan Amount equals the balance of the Loan Account.

Mailing Address
2000 Heritage Way, Waverly, IA 50677.

Net Purchase Payment
A purchase payment less any premium taxes deducted from purchase payments.

Non-Qualified Contract
A contract that is not a “Qualified Contract.”

Owner
The person(s) (“you”) who own(s) the Contract and who is (are) entitled to exercise all rights and privileges provided in the Contract.

Payee
The person (or entity) receiving annuity payments during the annuity period. The Owner is the Payee unless he or she specifies otherwise.

Qualified Contract
A contract that is issued in connection with retirement plans that qualify for special federal income tax treatment under Section(s) 401, 403(b), 408, 408A or 457(b) of the Code.

Subaccount
A subdivision of the Variable Account, the assets of which are invested in a corresponding underlying Fund.

Surrender Value
The Contract Value plus the value of any paid-up annuity additions plus or minus any applicable interest adjustment, less any applicable surrender charges, premium taxes not previously deducted, and the annual Contract fee and Loan Amount.

Valuation Day
For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount’s corresponding Fund does not value its shares.

Valuation Period
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

Variable Contract Value
The value of the Contract in the Variable Account.

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A request in writing and in a form satisfactory to us signed by the Owner and received at our Mailing Address. A Written Request may also include a telephone or fax request for specific transactions that you make if permitted under our current administrative procedures.

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EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, make partial withdrawals from or fully surrender the Contract, or transfer Contract Value between the Subaccounts and/or the Guaranteed Interest Option. State premium taxes may also be deducted.

Owner Transaction Expenses

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Sales Load on Purchase Payments	None
Maximum Surrender Charge (Contingent Deferred Sales Charge) as a percentage of purchase payments surrendered or withdrawn	7%*

Transfer Processing Fee	$10 per transfer after 12 in a year (currently waived)**
Duplicate Contract Charge	$30 for each duplicate contract (currently waived)
Loan Interest Spread	3.50%***
Charges for optional endorsements
Executive Benefits Plan Endorsement	$150****
Change of Annuitant Endorsement	$150*****
Income Payment Increase Endorsement	$150******
Research Fee	$50
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*The surrender charge declines to 0% after the purchase payment has been in the Contract for seven years.
** We only charge this fee after the first 12 transfer each Contract Year. We currently do not impose this fee.
***The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (at an effective annual rate of 6.50%) and the amount of interest we credit to the Loan Account (currently, an effective annual rate 4.50%, guaranteed to be at least an effective annual rate of 3.00)%. The current loan interest spread is 2.00%.
****We only charge this fee if we waive surrender charges under this endorsement during the first two Contract Years. We currently do not impose this fee.
*****Generally, there is no charge for this endorsement; however, if the Owner exercises the rights under this endorsement during the first two Contract Years, we may charge up to $150 for the endorsement.
******Currently there is no charge for this endorsement; however, we may charge up to $150 for the endorsement.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Periodic Charges other than Fund Expenses

Annual Contract Fee	$30 per Contract Year*
Variable Account Annual Expenses (as a percentage of average Variable Contract Value):
Asset-Based Administration Charge	0.15%
Mortality and Expense Risk Charge	1.25%
Total Variable Account Annual Expenses	1.40%
*This fee is currently waived if the Contract Value is $25,000 or more.

The next table shows the lowest and highest total operating expenses charged by the Funds during the fiscal year ended December 31, 2015. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for the Funds.

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Range of Expenses for the Funds – to be updated
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	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, and other expenses)	0.16%	1.37%
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The expenses used to prepare this table were provided to us by the Fund(s). The expenses reflect the highest and lowest actual expenses incurred for the year ended December 31, 2015, rounded to the nearest 100th of one percent. Current or future expenses may be greater or less than those shown. The table showing the range of expenses for the portfolios takes into account the expenses of several Ultra Series Fund allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios, including exchange traded funds (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, we took into account the information received from the Ultra Series Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests. (The combined expense information includes the pro rata portion of the fees and expenses incurred indirectly by an Ultra Series Fund allocation portfolio as a result of its investment in shares of one or more Acquired Funds.) See the prospectus for the Ultra Series Fund for a presentation of the applicable Acquired Fund fees and expenses.
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Examples of Maximum Charges

The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Examples show the maximum costs of investing in the Contract, including Owner surrender charges, the Annual Contract Fee, Variable Account Annual Expenses and the maximum Annual Fund Operating Expenses.

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

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(1) If you surrender the Contract (or you do not annuitize the Contract, or if you annuitize the Contract under Annuity Payment Options 2-8) at the end of the applicable time period:

1 year	3 years	5 years	10 years
$917	$1,330	$1,769	$3,166
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(2) If you do not surrender your Contract (or you do not annuitize the Contract under Annuity Payment Option 2-4) at the end of the applicable time period:

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1 year	3 years	5 years	10 years
$287	$880	$1,499	$3,166
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The Examples do not reflect transfer processing fees, premium taxes (which may range up to 3.5%, depending on the jurisdiction) or interest rate adjustments to net Purchase Payments allocated to the Guaranteed Interest Option. The Examples also reflect the annual Contract fee of $30, after being converted to a percentage.

In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund’s redemption fee. The redemption fee will be assessed against your Contract Value. For more information, please see each Fund’s prospectus.

The Examples are illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.

SUMMARY

The following summarizes information which is described in more detail later in the prospectus.

The Contract

Issuance of a Contract. We issue Contracts to individuals or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Code. (See DESCRIPTION OF THE CONTRACT, Issuance of a Contract.) Neither you nor the Annuitant may be older than age 85 on the Contract Date.

“Right to Examine” Period. You have the right to cancel the Contract by Written Request to an agent or us at our Mailing Address within 10 days after you receive it. If you cancel the Contract, it will become void. We will refund to you the Contract Value as of the date we received the Written Request in Good Order at our Mailing Address plus any premium taxes deducted. You are subject to market risk during the “right to examine” period unless state law requires return of purchase payments. You may get back more or less than aggregate purchase payments you have made during this period. If required by state law and greater than Contract Value, we will instead return the purchase payment(s) to you. (See DESCRIPTION OF THE CONTRACT, Right to Examine.) We may require you to return the Contract.

Purchase Payments. The minimum amount required to purchase a Contract depends upon several factors. Generally, you must make payments totaling $5,000 within the first 12 months of the Contract. Certain Qualified Contracts, Section 1035 contracts, and Contracts sold to employees have lower minimum purchase amounts. Unless you pay the minimum purchase amount in full at the time of application, an automatic purchase payment plan must be established resulting in the minimum purchase amount being paid before the end of the first 12 months of the Contract. The minimum purchase payment is $100, unless the payment is made through an automatic purchase payment plan, in which case the minimum is $25. (See DESCRIPTION OF THE CONTRACT, Purchase Payments.)

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Allocation of Purchase Payments. You may allocate purchase payments to one or more of the Subaccounts of the Variable Account or to the Guaranteed Interest Option or to both. An allocation to a Subaccount must be in whole percentages and be at least 1% of the purchase payment. An allocation to the Guaranteed Interest Option must be at least $1,000 (lesser amounts received will be allocated to the Vanguard Variable Insurance Fund Money Market Subaccount). Each Subaccount invests solely in a corresponding underlying Fund. The investment performance of the Fund(s) will affect the Subaccount in which you invest your money and your Contract Value. We will credit interest to amounts in the Guaranteed Interest Option at a guaranteed minimum rate of 3% per year, or a higher current interest rate declared by us. (See DESCRIPTION OF THE CONTRACT, Allocation of Purchase Payments.)
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Transfers. On or before the Annuity Date, you may transfer all or part of the Contract Value between Subaccount(s) or the Guaranteed Interest Option, subject to certain restrictions.

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Transfers to the Guaranteed Interest Option must be at least $1,000 (lesser amounts received will be allocated to the Vanguard Variable Insurance Fund Money Market Subaccount). Transfers are not allowed to the DCA One Year Guarantee Period. Except for the DCA One Year Guarantee Period, you may only transfer amount(s) out of the Guaranteed Interest Option during the 30 days prior to the expiration of a Guarantee Period. You may transfer amount(s) from the DCA One Year Guarantee Period throughout its Guarantee Period. No fee is charged for transfers, but we may charge $10 for each transfer over 12 during a Contract Year. (See DESCRIPTION OF THE CONTRACT, Transfer Privilege.)
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Partial Withdrawal. By Written Request to us on or before the Annuity Date, you may withdraw part of your Contract’s Surrender Value, subject to certain limitations. (See DESCRIPTION OF THE CONTRACT, Surrender and Partial Withdrawals.)

Surrender. By Written Request to us, you may surrender the Contract and receive its Surrender Value. (See DESCRIPTION OF THE CONTRACT, Surrender and Partial Withdrawals.)

Replacement of an Existing Contract. It may not be in your best interest to surrender, lapse, change, or borrow from an existing life insurance policy or annuity contract in connection with the purchase of the Contract. Before doing so, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, and under this Contract there will be a new surrender charge period, other charges may be higher, and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

Charges and Deductions

The Contract contains the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge). There are no sales charges deducted at the time purchase payments are made. However, a surrender charge is deducted when you surrender or partially withdraw purchase payment(s) within seven years of their being paid.

The surrender charge is 7% of the amount of the payment withdrawn or surrendered within one year of having been paid. The surrender charge decreases by 1% for each full year that has passed since the payment was made. There is no surrender charge for withdrawing or surrendering Contract Value in excess of the total purchase payments received or on purchase payments that are more than seven years old. (See CHARGES AND DEDUCTIONS, Surrender Charge (Contingent Deferred Sales Charge).)

Subject to certain restrictions, for the first partial withdrawal (or surrender) in each Contract Year, 10% of total purchase payments subject to a surrender charge may be surrendered or withdrawn without a surrender charge. (See CHARGES AND DEDUCTIONS, Surrender Charge.) The surrender charge also may be waived in certain circumstances as provided in the Contracts.

For purposes of calculating surrender charges, withdrawals (or surrenders) are considered to come first from contract value in excess of remaining purchase payments, then from remaining purchase payments not subject to surrender charge on a first in first out basis. Next an amount equal to 10% of purchase payments subject to surrender charges is available without surrender charges and is taken by withdrawing payments subject to surrender charge on a first in first out basis until the 10% amount is exhausted. Finally the remaining payments that are subject to surrender charge are withdrawn beginning with the oldest remaining payment.

Annual Contract Fee. The Contract has an annual Contract fee of $30. (This fee is waived if the Contract Value is $25,000 or more.) Before the Annuity Date, we deduct this fee from the Contract Value on each Contract Anniversary (or upon surrender of the Contract). After the Annuity Date, we deduct this fee from variable annuity payments made to you. A pro-rated portion of the fee is deducted upon annuitization of a Contract. (See CHARGES AND DEDUCTIONS, Annual Contract Fee.)

Mortality and Expense Risk Charge. We deduct a daily mortality and expense risk charge to compensate us for assuming certain mortality and expense risks. The charge is deducted from the Variable Account at a rate of 0.003425% per day which is an annual rate of 1.25% (approximately 0.85% for mortality risk and 0.40% for expense risk). (See CHARGES AND DEDUCTIONS, Mortality and Expense Risk Charge.)

Asset-Based Administration Charge. We deduct a daily administration charge to compensate us for certain expenses we incur in administering the Contract. The charge is deducted from the Variable Account at an annual rate of 0.15%. (See CHARGES AND DEDUCTIONS, Asset-Based Administration Charge.)

Premium Taxes. We pay any state or local premium taxes applicable to a Contract: (a) from purchase payments as they are received, (b) from Contract Value upon surrender or partial withdrawal, (c) upon application of adjusted Contract Value to an Annuity Payment Option, or (d) upon payment of a death benefit. We may deduct premium taxes at the time we pay such taxes. This charge ranges from 0% to 3.50%. (See CHARGES AND DEDUCTIONS, Premium Taxes.)

Rider Charges. We may charge a fee, not to exceed $150, for each partial withdrawal or surrender if we waive surrender charges under the Executive Benefits Plan Endorsement during the first two Contract Years.

In addition, we may charge up to $150 if the Owner exercises rights under the Change of Annuitant Endorsement in the first two Contract Years. We also may charge up to $150 for the Income Payment Endorsement.

Transfer Processing Fee. Currently no fee is charged for transfers. However, we may charge $10 for the 13th transfer and each additional transfer during a Contract Year.

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Duplicate Contract Charge. You can obtain a summary of your Contract at no charge. There will be a $30 charge for each duplicate Contract. In addition, a Written Request is needed to request a duplicate contract. This fee is currently being waived.

Fund Expenses. The Funds also charge annual Fund expenses at the ranges shown in the expense table (See EXPENSE TABLES, Range of Expenses for the Funds).
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Research Fee. We may charge you a fee of up to $50 when you request information that is duplicative of information previously provided to you and requires extensive research.

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Annuity Provisions
You select the Annuity Date. For Non-Qualified Contracts, the Annuity Date must be on or prior to the later of (1) the Contract Anniversary following the Annuitant’s 85th birthday or (2) 10 years after the Contract Date. You may change the Annuity Date as described in DESCRIPTION OF THE CONTRACT, Annuity Payments on the Annuity Date.
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On the Annuity Date, the Adjusted Contract Value will be applied to an Annuity Payment Option, unless you choose to receive the Surrender Value in a lump sum. (See ANNUITY PAYMENT OPTIONS.)

Federal Tax Status
Generally, any distribution from your Contract may result in taxable income. A 10% federal penalty tax may also apply to distributions before age 59½. For a further discussion of the federal income tax status of variable annuity contracts, see Federal Tax Matters.

CMFG LIFE INSURANCE COMPANY, THE VARIABLE ACCOUNT, AND THE UNDERLYING FUNDS

CMFG Life Insurance Company
We are a mutual life insurance company organized on May 20, 1935 and domiciled in Iowa. We are one of the world’s largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

You may write us at 2000 Heritage Way, Waverly, Iowa 50677-9202 or call us at 1-800-798-5500.

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As of December 31, 2015, we and our subsidiaries had approximately $17.3 billion in assets and we had more than $58 billion of life insurance in force.
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The Company does not file reports under the Securities Exchange Act of 1934, as amended, in reliance on applicable regulation.

CMFG Variable Annuity Account
The Variable Account was established as a separate account of CUNA Mutual Life Insurance Company on December 14, 1993. CUNA Mutual Life Insurance Company merged into CUNA Mutual Insurance Society as of December 31, 2007. CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company (“CMFG Life”) on January 31, 2012. The Variable Account invests in the Funds described below. The Variable Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or of us by the SEC. The Variable Account is also subject to the laws of the State of Iowa, which regulate the operations of insurance companies domiciled in Iowa.

The Variable Account is divided into a number of Subaccounts, which may change from time to time. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses of each Subaccount are credited to or charged against that Subaccount, and reflect only the Subaccount’s investment experience and not the investment experience of our other assets.

Although the assets in the Variable Account are our property, the assets in the Variable Account attributable to the Contracts are not chargeable with liabilities arising out of any other business we may conduct. The assets of the Variable Account that exceed our liabilities under the Contracts may be transferred by us to the General Account and used to pay our liabilities. All obligations arising under the Contracts are our general corporate obligations.

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The Funds
The Variable Account currently invests in the series of Funds, including AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Franklin Templeton Variable Insurance Funds, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, Ultra Series Fund and Vanguard® Variable Insurance Fund each of which are management investment company of the series type with one or more investment portfolios or Funds that is registered with the SEC as an open-end, management investment company.
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Certain Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other funds. The enhanced death benefit riders and optional living benefit riders offered under the Contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with those riders, which can limit the Contract’s upside participation in the markets. You should consult with your agent to determine which combination of investment choices and enhanced death benefit and/or optional living benefit rider purchases (if any) are appropriate for you.

The investment objectives and policies of each Fund are summarized below. There is no assurance that any Fund will achieve its stated objectives. More detailed information, including a description of risks and expenses, may be found in the Fund’s prospectus which must accompany or precede this Prospectus. The Funds prospectuses should be read carefully and retained for future reference. Please contact your agent or call us to obtain a prospectus for one of the Funds.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s or subadviser’s reputation and tenure, brand recognition, performance, fees, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund, its investment adviser, its subadviser(s), or an affiliate will compensate us or our affiliates, as described below under “Servicing Fees” and “Distribution of the Contract.” We also may consider the alignment of the investment objectives of a fund with our hedging strategy. We review the Funds periodically and may remove or limit a Fund’s availability to new purchase payments and/or transfers of Contract Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

Owners, through their indirect investment in the Funds, bear the costs of investment advisory or management fees that the Funds pay their respective investment advisers, and in some cases, subadvisers (see the Funds’ prospectuses for more information). As discussed above, an investment adviser or subadviser to a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory (and in some cases, subadvisory) or other fees deducted from Fund assets.

From time to time, the Funds may reorganize or merge with other mutual funds. If that occurs, we will process any instructions to allocate to the Subaccount investing in the merged fund post-merger instead to the Subaccount investing in the surviving fund.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Global Real Estate Fund (Series II). This Fund seeks total return through growth of capital and current income. The Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in securities of real estate and real estate-related issuers and derivatives and other instruments that have economic characteristics similar to such securities.

Invesco V.I Growth and Income Fund (Series II). This Fund seeks long-term growth of capital and income. The Fund invests primarily in income-producing equity securities, including common stocks and convertible securities.

Invesco V.I. Mid Cap Growth Fund (Series II). This Fund seeks capital growth. The Fund invests under normal circumstances, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of mid-capitalization companies.

Invesco Advisers, Inc. serves as the investment adviser to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Invesco Asset Management Limited serves as sub-adviser for Invesco V.I. Global Real Estate Fund.

Franklin Templeton Variable Insurance Products Trust
Franklin High Income VIP Fund (Class 4). This Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests 66% to 80% or more in debt securities offering high yield and expected total return.

Franklin Income VIP Fund (Class 4). This Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

Franklin Mutual Global Discovery VIP Fund (Class 4). This Fund seeks capital appreciation. The Fund normally invests 66% to 80% in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Franklin Advisors, Inc. serves as the investment adviser to the Franklin High Income VIP Fund and the Franklin Income VIP Fund. Franklin Mutual Advisers LLC serves as the investment adviser to the Franklin Mutual Global Discovery VIP Fund.

Oppenheimer Variable Account Funds

Oppenheimer Main Street Small Cap Fund®/VA (Service Shares). This Fund seeks capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its net assets, including any borrowings for investment purposes, in securities of “small-cap” companies. A company’s “market capitalization” is the value of its outstanding common stock. The Fund considers small-cap companies to be those having a market capitalization in the range of the Russell 2500TM Index. The capitalization range of that index is subject to change at any time due to market activity or changes in the composition of the index. The range of the Russell 2500TM Index generally widens over time and it is reconstituted annually to preserve its market cap characteristics. The Fund measures a company’s capitalization at the time the Fund buys a security and is not required to sell a security if the company’s capitalization moves outside of the Fund’s capitalization definition.

Oppenheimer Main Street Fund®/VA (Service Shares). This Fund seeks capital appreciation. The Fund mainly invests in common stocks of U.S. companies of different capitalization ranges. The Fund currently focuses on “larger capitalization” issuers, which are considered to be companies with market capitalizations equal to the companies in the Russell 1000 Index. The portfolio managers use fundamental research and quantitative models to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks.

Oppenheimer International Growth Fund/VA (Service Shares). This Fund seeks capital appreciation. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers that are domiciled or that have their primary operations in at least three different countries outside of the United States and may invest 100% of its total assets in foreign companies. The Fund mainly invests “growth companies,” which are companies whose earnings and stock prices are expected to increase at a faster rate than the overall market.

The Fund may invest up to 25% of its total assets in emerging markets. It considers an issuer to be located in an emerging market if it is organized under the laws of an emerging country; its principal securities trading market is in an emerging market; or at least 50% of the issuer’s non-current assets, capitalization, gross revenue or profit is derived from assets or activities located in emerging markets (directly or indirectly). From time to time, the Fund may place greater emphasis on investing in one or more particular industries, countries, or regions, such as Asia, Europe or Latin America.

OFI Global Asset Management, Inc. is the investment adviser, and OppenheimerFunds, Inc., is the sub-adviser, to Oppenheimer Main Street Small Cap Fund®/VA, Oppenheimer Main Street Fund® /VA and Oppenheimer International Growth Fund/VA.

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PIMCO Variable Insurance Trust
PIMCO CommodityRealReturn® Strategy Portfolio (Advisor Class). The Portfolio seeks maximum real return consistent with prudent investment management.

PIMCO Total Return Portfolio (Advisor Class). The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

PIMCO Global Bond Portfolio (Unhedged) (Advisor Class). This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
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PIMCO serves as the investment adviser to the PIMCO Variable Insurance Trust.

The Portfolio described above are not available for purchase directly by the general public, and are not the same as other mutual funds with very similar or nearly identical names that are sold directly to the public. The investment performance and results of the Portfolio may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other mutual fund, even if the other mutual fund has the same investment advisor and the same investment objectives and policies, and a very similar name.

Ultra Series Fund
Conservative Allocation Fund (Class I). This Fund seeks income, capital appreciation and relative stability of value by investing primarily in shares of underlying funds, including Exchange Traded Funds (ETFs).

Moderate Allocation Fund (Class I). This Fund seeks capital appreciation, income and moderated market risk by investing primarily in shares of underlying funds, including ETFs.

Aggressive Allocation Fund (Class I). This Fund seeks capital appreciation by investing primarily in shares of underlying funds, including ETFs.

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Core Bond Fund (Class I). This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk.

High Income Fund (Class I). This Fund seeks high current income. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Diversified Income Fund (Class I). This Fund seeks a high total return through the combination of income and capital appreciation.

Large Cap Value Fund (Class I). This Fund seeks long-term capital growth with income as a secondary consideration.

Large Cap Growth Fund (Class I). This Fund seeks long- term capital appreciation.

Mid Cap Fund (Class I). This Fund seeks long-term capital appreciation.

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International Stock Fund (Class I). This Fund seeks long-term growth of capital.

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Madison Asset Management, LLC serves as investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the trustees of the Ultra Series Fund.

Vanguard® Variable Insurance Fund
Vanguard Variable Insurance Fund Money Market Portfolio. This Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.

The Vanguard Group, Inc. provides investment advisory services on an at-cost basis to the Portfolio.

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Availability of the Funds
The Variable Account purchases shares of a Fund in accordance with a participation agreement. If a participation agreement terminates, the Variable Account may not be able to purchase additional shares of the Fund (s) covered by the agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Variable Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Contract Value to the Subaccount investing in the Fund.

Servicing Fees and Other Fund-Related Payments
We have entered into agreements with the investment adviser or distributor of certain Funds pursuant to which the investment adviser or distributor pays us a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of us and our affiliates) in the Fund. These percentages vary and currently range from 0.10% to 0.25% of each Fund’s average daily net assets. The percentage amount is based on assets of the particular Fund attributable to the Contract issued by us (or an affiliate). The amounts we receive under the servicing agreements may be significant.

The service fees are for administrative services provided to the Funds by us and our affiliates. These payments may be derived, in whole or in part, from the investment management fees deducted from assets of the Funds. Owners, through their indirect investment in the Funds, bear the costs of the investment management fees.

In addition, certain Funds have adopted 12b-1 plans. Such plans allow the Fund to pay to Rule 12b-1 fees to those who sell or distribute Fund shares and/or provide services to shareholders and Owners. Each of those Funds describes its Rule 12b-1 plan in its prospectus. Under certain Rule 12b-1 plans, we may receive 12b-1 fees for providing services to the Funds. Furthermore, under certain Rule 12b-1 plans, CBSI may receive Rule 12b-1 fees for providing distribution services to the Funds. Rule 12b-1 fees are deducted from Fund assets and, therefore, are indirectly borne by Contract Owners.

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Resolving Material Conflicts
The Funds are offered through other of our separate accounts and directly to employee benefit plans affiliated with us. We do not anticipate any disadvantages to this. However, it is possible that a conflict may arise between the interest of the Variable Account and one or more of the other separate accounts in which these Funds participate.

Material conflicts may occur due to a change in law affecting the operations of variable life insurance policies and variable annuity contracts, or differences in the voting instructions of the Owners and those of owners of other types of contracts issued by us. Material conflicts could also arise between the interests of Owners (or owners of other types of contracts issued by us) and the interests of participants in employee benefit plans invested in the Funds. If a material conflict occurs, we will take steps to protect Owners and variable annuity Payees, including withdrawal of the Variable Account from participation in the Fund(s) involved in the conflict.

Addition, Deletion, or Substitution of Investments
We may, subject to applicable law, make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. Such other Funds may have different fees and expenses. We will not substitute any shares attributable to a Contract’s interest in a Subaccount without prior notice and approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

We also may establish additional Subaccounts of the Variable Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations, or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Also, certain Subaccounts may be closed to certain customers. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Contract to reflect the substitution or change.

If we consider it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other of our separate accounts, or its assets may be transferred to another or our separate accounts. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Contracts.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Contract may be very similar to the investment objectives and policies of other portfolios that are managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the portfolios available under the Contract may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the Contract will be comparable to the investment results of any other mutual fund portfolio, even in the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.

DESCRIPTION OF THE CONTRACT

Issuance of a Contract
In order to purchase a Contract, application must be made to us through an agent appointed by us, who is also a registered representative of CBSI or a broker-dealer having a selling agreement with CBSI or a broker-dealer having a selling agreement with such broker-dealer. There may be delays in our receipt of application that are outside of its control because of the failure of the selling agent to forward to application to us promptly, or because of delays in determining that the Contract is suitable for you. Any such delays will affect when your Contract is issued and when your purchase payment is allocated among the Subaccounts. We may also be required to provide additional information about an Owner’s account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.

If mandated under applicable law, we may be required to reject a purchase payment.

Purchase Payments
The minimum amount required to purchase a Contract depends upon several factors. The minimum purchase amount we must receive during the first 12 months of the Contract is:

•	$5,000, except as described below.

•
$2,000 for Contracts that qualify for special federal income tax treatment under Sections 401, 408, 408A, or 457 of the Code. This category includes qualified pension plans, individual retirement accounts, and certain deferred compensation plans.

•
$300 for Contracts that qualify for special federal income tax treatment under Section 403(b) of the Code. This category includes tax-sheltered annuities. Effective January 1, 2009, we will no longer accept purchase payments that are salary deferrals from Contracts used as funding vehicles for Code Section 403(b) retirement programs.

•	The value of a Contract exchanged pursuant to Section 1035 of the Code, if we approve the transaction prior to the exchange.

•
$600 for a Contract sold to our employees and those of our subsidiaries, to employees of CMFG Life and its subsidiaries, and to registered representatives and other persons associated with CBSI. This category includes both individual retirement accounts and non-individual retirement accounts.

Unless the minimum purchase amount specified above already has been paid in full at the time of application, an automatic purchase payment plan must be established to schedule regular payments during the first 12 months of the Contract. Under our automatic purchase payment plan, the Owner can select a monthly payment schedule pursuant to which purchase payments will be automatically deducted from a credit union account, bank account or other source.

The amount paid at time of application and the regular payment schedule established under the automatic purchase plan must total at least the amount shown above as a minimum purchase amount. For example, if $5,000 is the required minimum purchase amount, a $2,000 payment at the time of application and an automatic payment plan amount of $272.73 a month for the next 11 months would be sufficient. Similarly, if $2,000 is the required minimum purchase amount, an initial purchase payment of $166.74 and an automatic payment plan amount of $166.66 for each of the next 11 months would be sufficient. (Tax law limits the amount of annual contributions that we are permitted to accept for an individual retirement account, except in the case of a rollover or transfer.)

The minimum size for an initial purchase payment and subsequent purchase payment is $100, unless the payment is made through an automatic purchase payment plan in which case the minimum size is $25. Purchase payments may be made at any time during the Annuitant’s lifetime and before the Annuity Date. Additional purchase payments after the initial purchase payment are not required.

We may not accept (1) purchase payments received after the Contract Anniversary following the Annuitant’s 85th birthday, (2) purchase payments of less than $100, (3) cumulative purchase payments in excess of $1 million; and (4) if mandated by applicable law. Also, we may change the size of minimum payments and, with respect to Contracts not yet issued, the size of the minimum purchase amounts.

We may, if allowed by state law, terminate a Contract and pay the Contract Value to the Owner if: (1) no purchase payments have been received during the prior 24 months, (2) aggregate purchase payments up to the time of termination total less than $2,000, and (3) Contract Value is less than $2,000. Since the charges imposed on such a Contract will be significant, only those with the financial capability to keep a contract in place for a substantial period should purchase a contract.

From time to time, we may extend the period for premium and purchase payments and other time-sensitive provisions of a policy or contract for specific geographic areas in response to weather-related incidents, natural disasters and similar events. Policyholders who have experienced such events and would like to know whether a moratorium is in effect should contact us for more information.

Right to Examine
The Contract provides for an initial “right to examine” period. The Owner has the right to reject the Contract for any reason within 10 days of receiving it. In some states, this period may be longer than 10 days.

Depending upon the state of issuance of the Contract, the Owner is subject to market risk during the Right to Examine period. The contract may be cancelled by Written Request, to our Mailing Address or your agent within 10 days of receipt. We will cancel the Contract and refund the Contract Value or another amount required by law as of the date we receive a complete Written Request. The refunded Contract Value will reflect the deduction of any contract charges, unless otherwise required by law. This means that you will be subject to market risk during the Right to Examine Period. Some states may require that we refund your purchase payment to you. In those states, you will receive the greater of Contract Value or your purchase payments when you cancel your Contract. We may require that you return your contract.

In jurisdictions of issuance where state law so requires, the amount refunded to the Owner may equal aggregate purchase payments made.

Allocation of Purchase Payments
At the time of application, the Owner selects how the initial Net Purchase Payment is to be allocated among the Subaccounts and the Guaranteed Interest Option. An allocation to a Subaccount must be for at least 1% of a purchase payment and be in whole percentages. An allocation to the Guaranteed Interest Option must be for at least $1,000.

If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial purchase payment, the initial Net Purchase Payment will be allocated, as designated by the Owner, to one or more of the Subaccounts or to the Guaranteed Interest Option within two Valuation Days of receipt of such purchase payment by us at our Mailing Address. If the application is not properly completed, we may retain the purchase payment for up to five Valuation Days while we attempt to complete the application. If information which completes the application is received after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time), the initial Net Purchase Payment will be allocated on the next Valuation Day. If the application is not complete at the end of the five-day period, we will inform the applicant of the reason for the delay and the initial purchase payment will be returned immediately, unless the applicant specifically consents to us retaining the purchase payment until the application is complete. Once the application is complete, the initial Net Purchase Payment will be allocated as designated by the Owner within two Valuation Days.

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Notwithstanding the foregoing, in jurisdictions where we must refund aggregate purchase payments in the event the Owner exercises the right to examine, any portion of the initial Net Purchase Payment to be allocated to a Subaccount will be allocated to the Vanguard Variable Insurance Fund Money Market Subaccount for a 20-day period following the Contract Date. At the end of that period, the amount in the Vanguard Variable Insurance Fund Money Market Subaccount will be allocated to the Subaccounts as designated by the Owner based on the proportion that the allocation percentage for each such Subaccount bears to the sum of the allocation percentages.
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We will process additional purchase payments at the Accumulation Unit value next determined after the request is received in Good Order at our Mailing Address. If we receive your purchase payment on a Valuation Day at our Mailing Address in Good Order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time), your purchase payment will be applied with that day’s Accumulation Unit value. Purchase payments will be allocated in accordance with the allocation schedule in effect at the time the purchase payment is received. However, Owners may direct individual payments to a specific Subaccount or to the Guaranteed Interest Option (or any combination thereof) without changing the existing allocation schedule. The allocation schedule may be changed by the Owner at any time by Written Request. Changing the purchase payment allocation schedule will not change the allocation of existing Contract Value among the Subaccounts or the Guaranteed Interest Option.

The Contract Values allocated to a Subaccount will vary with that Subaccount’s investment experience, and the Owner bears the entire investment risk. Owners should periodically review their purchase payment allocation schedule in light of market conditions and their overall financial objectives.

Variable Contract Value
The Variable Contract Value will reflect the investment experience of the selected Subaccounts, any Net Purchase Payments paid, any surrenders or partial withdrawals, any transfers, and any charges assessed in connection with the Contract. There is no guaranteed minimum Variable Contract Value, and, because a Contract’s Variable Contract Value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Contract Value. The Variable Contract Value is determined at the end of each Valuation Period. The value will be the total of the values attributable to the Contract in each of the Subaccounts. The Subaccounts are valued by multiplying that Subaccount’s unit value for the relevant Valuation Period by the number of Accumulation Units of that Subaccount allocated to the Contract.

Determination of Number of Accumulation Units. Any amounts allocated or transferred to the Subaccounts will be converted into Subaccount Accumulation Units. The number of Accumulation Units to be credited to a Contract is determined by dividing the dollar amount being allocated or transferred to a Subaccount by the Accumulation Unit value for that Subaccount at the end of the Valuation Period during which the amount was allocated or transferred. The number of Accumulation Units in any Subaccount will be increased at the end of the Valuation Period by any Net Purchase Payments allocated to the Subaccount during the current Valuation Period and by any amounts transferred to the Subaccount from another Subaccount or from the Guaranteed Interest Option during the current Valuation Period.

Any amounts transferred, surrendered, or deducted from a Subaccount will be processed by canceling or liquidating Accumulation Units. The number of Accumulation Units to be canceled is determined by dividing the dollar amount being removed from a Subaccount by the Accumulation Unit value for that Subaccount at the end of the Valuation Period during which the amount was removed. The number of Accumulation Units in any Subaccount will be decreased at the end of the Valuation Period by: (a) any amounts transferred (including any applicable transfer fee) from that Subaccount to another Subaccount or to the Guaranteed Interest Option, (b) any amounts withdrawn or surrendered during that Valuation Period, (c) any surrender charge, annual Contract fee or premium tax assessed upon a partial withdrawal or surrender, and (d) the annual Contract fee, if assessed during that Valuation Period.

Determination of Accumulation Unit Value. The Accumulation Unit value for each Subaccount’s first Valuation Period was set at $10. The Accumulation Unit value for a Subaccount is calculated for each subsequent Valuation Period by subtracting (2) from (1) and dividing the result by (3), where:

(1)	Is the result of:

(a) the net assets of the Subaccount (i.e., the aggregate value of underlying Fund shares or units held by the Subaccount) as of the end of the Valuation Period;

(b)
plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period that we determine to be attributable to the operations of the Subaccount.

(2)	The cumulative unpaid daily charge for mortality and expense risks and for administration multiplied by the number of days in the Valuation Period.

(3)	The number of Accumulation Units outstanding as of the end of the Valuation Period.

Transfer Privileges

General. On or before the Annuity Date and subject to the restrictions described below, the Owner may transfer all or part of the amount in a Subaccount or the Guaranteed Interest Option to another Subaccount or the Guaranteed Interest Option.

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Transfers to the Guaranteed Interest Option must be at least $1,000 (lesser amounts received will be allocated to the Vanguard Variable Insurance Fund Money Market Subaccount). Transfers are not allowed to the DCA One Year Guarantee Period. Except for the DCA One Year Guarantee Period, transfers out of the Guaranteed Interest Option are only permitted during the 30-day period prior to the expiration of a Guarantee Period. Transfers from the DCA One Year Guarantee Period may be made throughout its Guarantee Period. Transfers will be made as of the Valuation Day on which Written Request requesting such transfer is received by us if received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time). Transfers will be made as of the Valuation Day next following the day on which Written Request requesting such transfer is received, if received after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time). Subject to these restrictions, there currently is no other limit on the number of transfers that can be made among or between Subaccounts or to or from the Guaranteed Interest Option.
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Additional Transfer Limitations. Frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers.

In order to try to protect Owners and the Funds from potentially harmful trading activity, we have certain policies and procedures (“Frequent Transfers Procedures”).

We employ various means in an attempt to detect, deter, and prevent inappropriate frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. We may vary the Frequent Transfers Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, we will apply the Frequent Transfers Procedures, including any variance in the Frequent Transfers Procedures by Subaccount, uniformly to all Owners. We also coordinate with the Funds to identify potentially inappropriate frequent trading, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Frequent Transfers Procedures.

Please note that despite our best efforts, we may not be able to detect nor stop all harmful transfers.

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Deterrence. If we determine under the Frequent Transfers Procedures that an Owner has engaged in inappropriate frequent transfers, we notify such Owner that from that date forward, for three months from the date we mail the notification letter, transfer privileges for the fund(s) in which inappropriate transfers were made will be revoked. Second time offenders will be permanently restricted from selling or buying into the fund(s).
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In our sole discretion, we may revise the Frequent Transfers Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on Owners who make inappropriate frequent transfers (such as dollars or percentage limits on transfers). We also may, to the extent permitted by applicable law, implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also may defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds. You should be aware that we are contractually obligated to prohibit purchases and transfers or redemptions of Fund shares at the Fund’s request.

We currently do not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our policies in deterring inappropriate frequent transfers or other disruptive transfers and in preventing or limiting harm from such transfers.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Frequent Transfers Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Frequent Transfers Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to inappropriate frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage inappropriate frequent transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Frequent Transfers Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in inappropriate frequent transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the transfer activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.

Transfer Fee. Currently no fee is charged for transfers. However, the Company reserves the right to charge $10 for the 13th transfer and each additional transfer during a Contract Year. (See CHARGES AND DEDUCTIONS.)

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Dollar-Cost Averaging. If elected at the time of the application or at any other time by Written Request, an Owner may systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) specified dollar amounts from the Vanguard Variable Insurance Fund Money Market Subaccount or the DCA One Year Guarantee Period to other Subaccounts. This is known as the dollar-cost averaging method of investment. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in the Vanguard Variable Insurance Fund Money Market Subaccount or DCA One Year Guarantee Period, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. An amount transferred to the Guaranteed Interest Option must be at least $1,000 (lesser amounts received will be transferred to the Vanguard Variable Insurance Fund Money Market Subaccount).

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Variable Contract Value in the Vanguard Variable Insurance Fund Money Market Subaccount or the value in the DCA One Year Guarantee Period is depleted to zero; (2) the Owner cancels the election by Written Request; or (3) for three successive months, the Variable Contract Value in the Vanguard Variable Insurance Fund Money Market Subaccount or the value in the DCA One Year Guarantee Period has been insufficient to implement the dollar-cost averaging instructions the Owner has given to the Company. The Company will notify the Owner when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. We may modify and/or discontinue offering dollar-cost averaging at any time and for any reason.
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Other Types of Automatic Transfers. If elected at the time of the application or at any other time by Written Request, an Owner may systematically or automatically transfer (on a monthly, quarterly, semi-annual, or annual basis) Variable Contract Value from one Subaccount to another. Amounts may also be automatically transferred from the DCA One Year Guarantee Period to one or more Subaccounts. Such automatic transfers may be requested on the following basis: (1) as a specified dollar amount, (2) as a specified number of Accumulation Units, (3) as a specified percent of Variable Contract Value in a particular Subaccount, or (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount.

The minimum automatic transfer amount is the equivalent of $100 per month. If less than $100 remains in the Subaccount or DCA One Year Guarantee Period from which transfers are being made, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages. An amount transferred to the Guaranteed Interest Option must be at least $1,000. Once elected, automatic transfers remain in effect until the earliest of: (1) the Variable Contract Value in the Subaccount or DCA One Year Guarantee Period from which transfers are being made is depleted to zero; (2) the Owner cancels the election by Written Request; or (3) for three successive months, the Variable Contract Value in the Subaccount from which transfers are being made has been insufficient to implement the automatic transfer instructions the Owner has given to us. We will notify the Owner when automatic transfer instructions are no longer in effect. There is no additional charge for using automatic transfers. We may modify or discontinue offering automatic transfer at any time and for any reason.

Automatic Personal Portfolio Rebalancing Service. If elected at the time of the application or requested at any other time by Written Request, an Owner(s) may instruct us to automatically transfer (on a monthly, quarterly, semi-annual or annual basis) Variable Contract Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Contract Value among such Subaccounts. Such percentage allocations must be in whole percentages and be at least 1% per allocation. Owners may start and stop automatic Variable Contract Value subaccount rebalancing at any time and may specify any percentage allocation of Contract Value between or among as many Subaccounts as are available at the time the rebalancing is elected. (If Owner(s) elect automatic Variable Contract Value rebalancing without specifying such percentage allocation(s), we will allocate Variable Contract Value in accordance with the Owner’s current effective purchase payment allocation schedule.) There is no additional charge for using Variable Contract Value rebalancing. If the owners do not specify a frequency for rebalancing, we will rebalance quarterly. We may modify and/or discontinue offering the Automatic Personal Portfolio Rebalancing Service at any time and for any reason.

Surrenders and Partial Withdrawals

Surrenders. At any time on or before the Annuity Date, the Owner may surrender the Contract for its Surrender Value. The Surrender Value will be determined as of the Valuation Period on the date the Written Request, requesting surrender, and the Contract are received by us at our Mailing Address. We must receive your surrender request by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will be processed the next Valuation Day. The Surrender Value will be paid in a lump sum unless the Owner requests payment under an Annuity Payment Option. A surrender may have adverse federal income tax consequences, including a penalty tax. (See FEDERAL TAX MATTERS, Taxation of Annuities.)

Partial Withdrawals. At any time on or before the Annuity Date, Owner may make withdrawals of the Surrender Value. There is no minimum amount which may be withdrawn but the maximum amount is that which would leave the remaining Surrender Value equal to $2,000. A partial withdrawal request that would reduce the Surrender Value to less than $2,000 is treated as a request for a full surrender of the Contract. We will withdraw the amount requested from the Contract Value as of the Valuation Day Written Request requesting the partial withdrawal is received prior to the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) by us at our Mailing Address. Any requests received after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will be processed the next Valuation Day. Any applicable interest adjustment will be deducted from the remaining Contract Value. (See THE GUARANTEED INTEREST OPTION, Interest Adjustment.) Any applicable surrender charge also will be deducted from the remaining Contract Value. (See CHARGES AND DEDUCTIONS, Surrender Charge.)

The Owner may specify the amount of the partial withdrawal to be made from Subaccounts or Guarantee Amounts. If the Owners do not so specify, or if the amount in the designated Subaccounts or Guarantee Amount is inadequate to comply with the request, the partial withdrawal will be made from each Subaccount and each Guarantee Amount based on the proportion that the value in such Subaccount or Guarantee Amount bears to the total Contract Value immediately prior to the partial withdrawal.

A partial withdrawal may have adverse federal income tax consequences, including a penalty tax. (See FEDERAL TAX MATTERS, Taxation of Annuities.)

Surrender and Partial Withdrawal Restrictions. The Owner’s right to make surrenders and partial withdrawals is subject to any restrictions imposed by applicable law or employee benefit plan. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or partial withdrawals you request from a 403(b) contract comply with applicable plan requirements before we process your request.

Restrictions on Distributions from Certain Types of Contracts. There are certain restrictions on surrenders of and partial withdrawals from Contracts used as funding vehicles for Code Section 403(b) retirement programs. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of: (i) elective contributions made in years beginning after December 31, 1988; (ii) earnings on those contributions; and (iii) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distributions of those amounts may only occur upon the death of the employee, attainment of age 59½, severance from employment, disability, or hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.

Systematic Withdrawals. If elected at the time of the application or requested at any other time by the Written Request, Owners may elect to receive periodic partial withdrawals under our systematic withdrawal plan. Under the systematic withdrawal plan, we will make partial withdrawals (on a monthly, quarterly, semi-annual, or annual basis) from designated Subaccounts as specified by the Owner. Such withdrawals must be at least $100 each. Generally, Systematic Withdrawals may only be made from Variable Contract Value subaccounts. At this time, we waive surrender charges for required minimum distributions under our Automatic Required Minimum Distribution Plan.

Systematic Withdrawals can be made from the Guaranteed Interest Option to satisfy Required Minimum Distributions. This $100 minimum withdrawal requirement may be waived if the withdrawal is necessary to meet the required minimum distribution under the Code. Generally, owners must be at least age 59½ to participate in the systematic withdrawal plan unless they elect to receive substantially equal periodic payments. We will continue Systematic Withdrawals even though a surrender charge is deducted. If any specified fund does not have sufficient value to process a systematic withdrawal request, the request will be processed pro-rata from all funds on the contract. Pro-rata Systematic Withdrawals from the Guaranteed Interest Option may incur an Interest Adjustment.

The withdrawals may be requested on the following basis: (1) as a specified dollar amount, (2) as a specified whole number of Accumulation Units, (3) as a specified percent of Variable Contract Value in a particular Subaccount, (4) in an amount equal to the excess of a specified amount of Variable Contract Value in a particular Subaccount, and (5) in an amount equal to an Owner’s required minimum distribution under the Code.

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Participation in the systematic withdrawal plan will terminate on the earliest of the following events: (1) the Variable Contract Value in a Subaccount from which partial withdrawals are being made has insufficient value, (2) a termination date specified by the Owner is reached, (3) the Owner requests that his or her participation in the plan cease, or (4) a surrender charge would be applicable to amounts being withdrawn (i.e., partial withdrawals under the systematic withdrawal plan may not include amounts subject to the surrender charge). With regard to (4), an Owner may, by Written Request, request that systematic withdrawals continue even though a surrender charge is deducted in connection with such withdrawals. Also with regard to (4), if necessary to meet the required minimum distribution under the Code or if necessary to make substantially equal payments as required under the Code, we may continue systematic withdrawals even though a surrender charge is deducted. At this time, we waive surrender charges for required minimum distributions.
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There are federal income tax consequences to partial withdrawals through the systematic withdrawal plan and Owners should consult with their tax adviser before electing to participate in the plan. We may discontinue offering the systematic withdrawal plan at any time.

An Owner who receives a distribution under an Automatic Required Distribution Plan may re-contribute such distribution to the Contract as a rollover contribution if the distribution is returned to us and is received by us at our Mailing Address within 60 days of payment. Such distributions returned in Good Order will be processed as of the Valuation Day they are received by us at our Mailing Address.

Contract Loans
Owners of Contracts issued in connection with retirement programs meeting the requirements of Section 403(b) of the Code (other than those programs subject to Title I of the Employee Retirement Income Security Act of 1974) may borrow from us using their Contracts as collateral. Loans such as these are subject to the provisions of any applicable retirement program and to the Code. Owners should, therefore, consult their tax and retirement plan advisers before taking a Contract loan.

At any time, Owners may borrow the lesser of (1) the maximum loan amount permitted under the Code, or (2) 90% of the Surrender Value of their Contract. Loans in excess of the maximum amount permitted under the Code will be treated as a taxable distribution rather than a loan and could cause disqualification of a Section 403(b) contract. We will only make Contract loans after approving a written application by the Owner. The written consent of all assignees and irrevocable beneficiaries must be obtained before a loan will be given. The Owner is responsible for ensuring that the loan is taken and repaid in compliance with applicable requirements of the Code.

When a loan is made, we transfer an amount equal to the amount borrowed from the Variable Contract Value or Guaranteed Interest Option Value to the Loan Account. The Loan Account is part of our General Account and Contract Value in the Loan Account is separate from any Subaccount or Guarantee Period. The Owner must indicate in the loan application from which Subaccounts or Guarantee Amounts, and in what amounts, Contract Value is to be transferred to the Loan Account. In the absence of any such instructions from the Owner, the transfer(s) are made pro-rata from all Subaccounts having Variable Contract Value and from all Guarantee Amounts. Loans may be repaid by the Owner at any time before the Annuity Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Guarantee Accounts designated by the Owner or according to the Owner’s current purchase payment allocation instructions. Loan repayments may not be allocated to the DCA One Year Guarantee Period Account. Amounts transferred from the Guaranteed Interest Option to the Loan Account may be subject to an interest adjustment, if applicable.

We charge interest on Contract loans at an effective annual rate of 6.5%. We pay interest on the Contract Value in the Loan Account at rates we determine from time to time but never less than an effective annual rate of 3.0%. This rate may change at our discretion and Owners should request current interest rate information from us or your agent or by calling us at (800) 798-5500. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid from time to time on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value or Guaranteed Interest Option Value (as described above for the loan itself) to the Loan Account. This transfer will therefore increase the loan amount.

If at any time, the loan amount causes the Surrender Value to be equal to or less than zero, the Contract will be in default. In this event, we will send a Written Request of default to the Owner stating the amount of loan repayment needed to reinstate the Contract and the Owner will have 61 days, from the day the notice is mailed, to pay the stated amount. If we do not receive the required loan repayment within 61 days, we will terminate the Contract without value. Principal and interest must be repaid in substantially level payments made no less frequently than quarterly over a five-year period (or, if the loan is used to acquire the Owner’s principal residence, a 10, 15 or 20-year period but not beyond the year the Owner attains age 70½). The Owner is allowed a 61-day grace period from the installment due date. If the amount due by the end of the grace period is not received the outstanding loan would default and a taxable distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Code Section 403(b).

Any loan amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid. In addition, a Contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment experience of the Variable Account and the interest rates applicable to Guarantee Periods do not apply to the portion of Contract Value transferred to the Loan Account. The longer the loan remains outstanding, the greater this effect is likely to be.

Death Benefit Before the Annuity Date
Naming different persons as Owner(s), Annuitant(s), and Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it. Carefully consider the potential consequences under various scenarios when naming Owners, Annuitants, and Beneficiaries, and consult your agent or financial advisor.

Death of an Owner. If any Owner dies prior to the Annuity Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the Annuitant becomes the new Owner unless the deceased Owner was also the Annuitant. If the sole deceased Owner was also the Annuitant, then the provisions relating to the death of an Annuitant (described below) will govern unless the deceased Owner was one of two joint Annuitants. In the latter event, the surviving Annuitant becomes the Owner.

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The following options are available to a sole surviving Owner or a new Owner:

(1)	If the Owner is the spouse and sole designated beneficiary of the deceased Owner, he or she may continue the Contract as the new Owner.

(2)	If the Owner is not the spouse of the deceased Owner he or she may elect, within 60 days of the date we receive Due Proof of Death:

(a) to receive the Surrender Value in a single sum within 5 years of the deceased Owner’s death; or
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(b)
to apply the Surrender Value within 1 year of the deceased Owner’s death to one of the Annuity Payment Options provided that payments under the option are payable over the new Owner’s life or over a period not greater than the new Owner’s life expectancy.

If he or she does not elect one of the above options, we will pay the Surrender Value five years from the date of the deceased Owner’s death.

Under any of these options, sole surviving Owners or new Owners may exercise all Ownership rights and privileges from the date of the deceased Owner’s death until the date that the Surrender Value is paid.

Death of the Annuitant. If the Annuitant dies before the Annuity Date, we will pay the death benefit described below to the Beneficiary named by the Owner in a lump sum. (Owners and Beneficiaries also may name successor Beneficiaries.) If there is no surviving Beneficiary, we will pay the death benefit to the Owner or the Owner’s estate. In lieu of a lump sum payment within 5 years of the deceased Annuitant’s death, the Beneficiary may elect, within 60 days of the date we receive due proof of the Annuitant’s death, to apply the death benefit to an Annuity Payment Option, provided that the Annuity Date selected by the Beneficiary is at least two years after the Contract Date. We are currently waiving this two year requirement for Annuity Payment Options 3 and 4. (See ANNUITY PAYMENT OPTIONS, Description of Annuity Payment Options.)

If the Annuitant who is also an Owner dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to an Annuity Payment Option if:

(1)	payments under the option begin within 1 year of the Annuitant’s death; and

(2)	payments under the option are payable over the Beneficiary’s life or over a period not greater than the Beneficiary’s life expectancy.

Death Benefit. If the Annuitant is age 75 or younger on the Contract Date, the death benefit is an amount equal to the greater of:

(1)	aggregate Net Purchase Payments made under the Contract less partial withdrawals as of the date we receive Due Proof of Death of the deceased;

(2)	Contract Value as of the date we receive Due Proof of Death of the deceased’s death; or

(3)
the death benefit floor amount as of the date of the deceased’s death plus any Net Purchase Payments made and less any partial withdrawals made since the most recent death benefit floor computation anniversary prior to death.

For Contracts issued after the Annuitant’s 76th birthday, the death benefit is always equal to the Contract Value as of the date we receive Due Proof of the Death of Annuitant less any outstanding Loan Amount and any applicable premium taxes not previously deducted.

The death benefit floor amount is the Contract Value on the most recent death benefit floor computation anniversary. In states other than Texas, death benefit floor computation anniversaries are the 7th Contract Anniversary and each subsequent 7th Contract Anniversary (for example, the 14th Contract Anniversary, the 21st Contract Anniversary, etc.) (In Texas, the death benefit floor computation anniversaries are the 6th Contract Anniversary and each subsequent 6th Contract Anniversary.)

The death benefit is paid when we have received Due Proof of Death and proof of each beneficiary(ies) interest, which shall include the required documentation and proper instructions from each of the beneficiary(ies).

Death Benefit After the Annuity Date
If an Owner dies after the Annuity Date, any surviving Owner becomes the sole Owner. If there is no surviving Owner, the surviving annuitant, if any, becomes the new Owner. Such Owners will have the rights of Owners during the annuity period, including the right to name successor Payees if the deceased Owner had not previously done so. The death of an Annuitant after the Annuity Date will have the effect stated in the Annuity Payment Option pursuant to which annuity payments are being made.

Annuity Payments on the Annuity Date
The Owner selects the Annuity Date. The Annuity Date may not be after the later of the Contract Anniversary following the Annuitant’s 85th birthday or 10 years after the Contract Date, except that we may allow on a non-discriminatory basis the Annuity Date to be as late as of 95 if the Contract was issued when the Annuitant was 75 or older.

The Owner may change the Annuity Date subject to the following limitations: (1) the Owner’s Written Request must be received at our Mailing Address at least 30 days before the current Annuity Date, and (2) the requested Annuity Date must be a date that is at least 30 days after receipt of the Written Request, and (3) the requested Annuity Date must be at least two years after the Contract Date. (We are currently waiving the 30 day requirement in (1), however, the Written Request must be received at our Mailing Address prior to the current Annuity Date.)

On the Annuity Date, the adjusted Contract Value will be applied under the life income Annuity Payment Option with ten years guaranteed, unless the Owner elects to have the proceeds paid under another Annuity Payment Option or to receive the Surrender Value in a lump sum. (See ANNUITY PAYMENT OPTIONS.) In certain states, the Surrender Value will be applied to the Annuity Payment Option rather than the adjusted Contract Value. Unless the Owner instructs us otherwise, amounts in the Guaranteed Interest Option will be used to provide a fixed- Annuity Payment Option and amounts in the Variable Account will be used to provide a variable Annuity Payment Option.

The adjusted Contract Value is the Contract Value:

(1)	plus or minus any applicable interest adjustment;

(2)	minus any applicable surrender charge if Annuity Payment Option 1 is selected;

(3)	minus the pro-rated portion of the annual Contract fee (unless the Annuity Date falls on the Contract Anniversary);

(4)	minus any applicable loan amount; and

(5)	minus any applicable premium taxes not yet deducted.

Payments
Any surrender, partial withdrawal, Contract loan, or death benefit usually will be paid within seven days of receipt of a Written Request, any information or documentation reasonably necessary to process the request, and (in the case of a death benefit) receipt and filing of Due Proof of Death. However, payments may be postponed if:

(1)	the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC; or

(2)	the SEC permits the postponement for the protection of Owners; or

(3)
the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account’s net assets not reasonably practicable.

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If, pursuant to SEC rules, the Vanguard Variable Insurance Fund Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the Vanguard Variable Insurance Fund Money Market Subaccount until the Fund is liquidated. In addition, pursuant to SEC rules, if the Vanguard Variable Insurance Fund Money Market Subaccount suspends the payment of redemption proceeds in connection with the implementation of liquidity gates by the Fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the Vanguard Variable Insurance Fund Money Market Subaccount until the removal of such liquidity gates.

If, pursuant to SEC rules, the Vanguard Variable Insurance Fund Money Market Subaccount decides to impose a liquidity fee on redemptions from the Portfolio, we will assess the liquidity fee against Contract Value you withdraw or transfer from the Vanguard Variable Insurance Fund Money Market Subaccount.

If a recent check or draft has been submitted, we have the right to delay payment until we are certain the check or draft has been honored.
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We have the right to defer payment of any surrender, partial withdrawal, or transfer from the Guaranteed Interest Option for up to six months from the date of receipt of Written Request at our Mailing Address for such a surrender or transfer. If payment is not made within 30 days after receipt of documentation necessary to complete the transaction, or such shorter period required by a particular jurisdiction, interest will be added to the amount paid from the date of receipt of documentation at 3% or such higher rate required for a particular jurisdiction.

Contracts may be sold to or in connection with retirement plans that do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code. Neither the Owner nor the Annuitant may be older than age 85 on the Contract Date.

Modification
Upon notice to the Owner and as permitted by applicable law, we may modify the Contract:

	(1)	to permit the Contract or the Variable Account to comply with any applicable law or regulation issued by a government agency; or

	(2)	to assure continued qualification of the Contract under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts; or

	(3)	to reflect a change in the operation of the Variable Account; or

	(4)	to provide for the addition or substitution of investment options.

In the event of most such modifications, we will make appropriate endorsement to the Contract.

Reports to Owners
At least annually, we will mail to each Owner, at such Owner’s last known address of record, a report setting forth the Contract Value (including the Contract Value in each Subaccount and each Guarantee Amount) of the Contract, purchase payments paid and charges deducted since the last report, partial withdrawals made since the last report and any further information required by any applicable law or regulation.

Householding. To reduce service expenses, we intend to send only one copy of its reports per household regardless of the number of Owners at the household. However, any Owner may obtain additional reports upon request to us.

Abandoned Property Requirements. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. Please contact us at our Mailing Address to make such changes.

Inquiries
Inquiries regarding a Contract may be made in writing to us at our Mailing Address. We may charge a fee of up to $50 for each research request.

THE GUARANTEED INTEREST OPTION

The guaranteed interest option varies according to the state in which the Contract is issued. Solely for the sake of convenient reference, states have been divided into three categories. In category one, we offer guarantee periods varying in duration from one year to ten years and we may impose an interest adjustment on guarantee amounts withdrawn prior to the expiration of a guarantee period.

In Category 2, we offer a guarantee period of one year and no interest adjustment is imposed if guarantee amounts are withdrawn before the expiration of that year.

In Category 3, we do not intend to offer a guaranteed interest option.

To determine the guaranteed interest option available in your state, find the name of your state in the lists of states below. Then read about the guaranteed interest option available in that state.

Category 1
We, in Category 1 states, may offer guarantee periods varying in duration from one year to ten years and we may impose an interest adjustment on guarantee amounts withdrawn prior to the expiration of a guarantee period. Category 1 states are: Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Mexico, North Carolina, North Dakota, Ohio, Oklahoma, Rhode Island, South Carolina, South Dakota, Tennessee, Vermont, Virginia, West Virginia, and Wyoming.

In Category 1 states, an Owner may allocate some or all of the Net Purchase Payments and transfer some or all of the Contract Value to the Guaranteed Interest Option for selected periods of time from one to ten years. We also intend to offer a special one year Guarantee Period that allows transfers to other Subaccounts throughout the Guarantee Period (the “DCA One Year Guarantee Period”). Because you will be transferring Contract Value from the DCA One Year Guarantee Period, you will be earning interest on a decreasing amount. Purchase Payments may be allocated to this DCA One Year Guarantee Period, but transfers are not allowed into it. The DCA One Year Guarantee Period may not be available in all states and the Guaranteed Interest Options may not be available in all states. Contact us for information on availability in your state.

The Guaranteed Interest Option is part of our General Account and pays interest at declared rates, set at our sole discretion. The rates are guaranteed for a selected period of time from one to ten years (currently only one year is offered). The principal, after deductions, is also guaranteed. Our General Account supports its insurance and annuity obligations. Since the Guaranteed Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

The Guaranteed Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Interest Option nor our General Account has been registered as an investment company under the 1933 Act. Therefore, neither our General Account, nor the Guaranteed Interest Option, is generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Interest Option which are included in this Prospectus are for the Owner’s information. However, such disclosures are subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Interest Option Value. The portion of the Contract Value allocated to the Guaranteed Interest Option is the Guaranteed Interest Option value which is credited with interest, as described below. The Guaranteed Interest Option value reflects interest credited to Contract Value in Guarantee Periods, Net Purchase Payments allocated to or Contract Value transferred to Guarantee Periods, transfers of Contract Value out of Guarantee Periods, surrenders and partial withdrawals from Guarantee Periods (including related interest adjustments), and charges assessed in connection with the Contract. The Guaranteed Interest Option value is the sum of Guarantee Amounts under the Contract. The Guaranteed Interest Option value is guaranteed to accumulate at a minimum effective annual interest rate of 3%.

Guarantee Periods. From time to time we will offer to credit Guaranteed Interest Option value with interest at specific guaranteed rates for specific periods of time. These periods of time are known as Guarantee Periods. We may offer one or more Guarantee Periods of one to ten years’ duration at any time, but will always offer a Guarantee Period of one year (currently, only the one-year Guaranteed Period is offered). We will publish an effective annual interest rate applicable to each Guarantee Period being offered at that time. Net Purchase Payments allocated or Contract Value transferred to a Guarantee Period is guaranteed to earn that rate of interest for each year of the period (provided that such payments and Contract Value are not withdrawn during the Guarantee Period or surrendered). The interest rates available at any time will vary with the number of years in the Guarantee Period but will always be equal to or greater than an effective annual rate of 3%.

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Guarantee Periods begin as of the date Net Purchase Payments or transfers of Contract Value are made to them and end when the number of years in the Guarantee Period have elapsed. Transfers of Contract Value to the DCA One Year Guarantee Period are not permitted. The last day of the Guarantee Period is the expiration date for the Guarantee Period. Owners may not select Guarantee Periods with expiration dates later than the Contract’s current Annuity Date. During the 30-day period prior to the expiration of a Guarantee Period, the Owner may transfer the Guarantee Amount related to that Guarantee Period to any new Guarantee Period or Subaccount available at that time. Such transfers may be made at any time from the DCA One Year Guarantee Period. At the expiration of the DCA One Year Guarantee Period, any amount remaining in the account will be transferred to the Vanguard Variable Insurance Fund Money Market Subaccount if other instructions are not received from the Owner. If, at the expiration of a Guarantee Period, less than one year remains until the Annuity Date, we will credit interest to the Guarantee Amount at the guaranteed rate then applicable to a one year Guarantee Period. For Guarantee Periods other than the DCA One Year Guarantee Period, we will notify Owners of the available Guarantee Periods and Subaccounts 30 days prior to the expiration of a Guarantee Period.
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If an Owner does not respond to the notice with instructions as to how to reinvest the Guarantee Amount, then on the expiration date we will invest the Guarantee Amount in another Guarantee Period of the same duration as the expiring period. If that Guarantee Period will extend beyond the Annuity Date of the Contract, we will reinvest the Guarantee Amount in the Guarantee Period of the longest duration that expires before the Annuity Date.

We may credit Guarantee Amounts with interest at current rates in excess of the minimum guaranteed rate but is not obligated to do so. We have no specific formula for determining current interest rates. These current interest rates may be influenced by, but do not necessarily correspond to, prevailing general market interest rates. Guaranteed Interest Option Value will not share in the investment performance of our General Account or any portion thereof. Any interest credited on Guarantee Amounts in excess of the minimum guaranteed effective rate of 3% per year will be determined in our sole discretion. The Owner therefore assumes the risk that interest credited may not exceed the minimum guaranteed rate.

Net Purchase Payment Preservation Program. An Owner may elect to allocate the initial Net Purchase Payment between the Guaranteed Interest Option and the Variable Account so that at the end of the Guaranteed Period the portion of the initial Net Purchase Payment allocated to the Guarantee Interest Option will equal the initial Net Purchase Payment. This would permit the Owner to allocate the remaining portion of the initial Net Purchase Payment to one or more Subaccounts and still be certain of having a Contract Value at the end of the Guarantee Period at least equal to the initial Net Purchase Payment. Upon request, we will calculate the portion of any Net Purchase Payment that must be allocated to a particular Guarantee Period to achieve this result.

Interest Adjustment. We will impose an interest adjustment on Guarantee Amounts withdrawn or surrendered or applied to an Annuity Payment Option from a Guarantee Period (other than the DCA One Year Guarantee Period) before expiration of the period except when such a withdrawal, surrender, or annuitization occurs during the last 30 days of the period. The interest adjustment is calculated by multiplying the amount surrendered, withdrawn, or annuitized by the following factor:

0.70 x (I - J) x n/12

Where:

I = the guaranteed interest rate then being offered for a new Guarantee Period equal in duration and type to the period from which the Guarantee Amount is being withdrawn, surrendered or annuitized. If a Guarantee Period of such duration is not being offered, “I” equals the linear interpolation of the guaranteed rates for periods then available. If the Guarantee Periods needed to perform the interpolation are not being offered, “I” equals the interest rate being paid on the Treasury Constant Maturity Series published by the Federal Reserve Board for Treasury securities with remaining maturities equal to the duration of the appropriate Guarantee Period plus the interest adjustment reference factor shown on the Contract data page. If no published rates are available for maturities equal to the duration of the appropriate Guarantee Period, linear interpolation of other published rates will be used.

J = the guaranteed interest rate then being credited to the Guarantee Amount being withdrawn, surrendered or annuitized.

n = the number of complete months remaining until the expiration of the Guarantee Period.

At a time when I exceeds J, the interest adjustment will reduce the portion of any Guarantee Amount available for withdrawal, surrender, or annuitization. At a time when J exceeds I, the interest adjustment will increase the portion of any Guarantee Amount available for withdrawal, surrender, or annuitization. Moreover, the interest adjustment will only operate to increase or reduce credited interest in an amount equal to the excess of 3% per year on a Guarantee Amount at the beginning of any Guarantee Period.

The interest adjustment is calculated separately for each Guarantee Amount and is applied before any surrender charge. Owners must instruct us as to which Guarantee Periods should be withdrawn or surrendered. Within any Guarantee Period, Guarantee Amounts are withdrawn or surrendered on a first-in-first-out basis. The adjustment does not apply to the calculation of a death benefit or to amounts deducted from Guaranteed Interest Option value by us as fees or charges. In addition, the application of an Interest Adjustment will not cause the sum of the Surrender Charge and Interest Adjustment to exceed 10% of the amount withdrawn or surrendered.

Any applicable interest adjustment(s) will be deducted from or added to the remaining Guarantee Amount(s), if any, or from all remaining Guarantee Amounts on a pro-rata basis. If, at the time a partial withdrawal is requested from a Guarantee Amount, the Guaranteed Interest Option value would be insufficient to permit the deduction of the interest adjustment from any remaining Guarantee Amounts, then we will not permit the partial withdrawal.

The imposition of an interest adjustment may have significant federal income tax consequences. (See FEDERAL TAX MATTERS, Taxation of Annuities.)

Category 2
We, in Category 2 states, offer guarantee periods of one year and no interest adjustment is imposed. Category 2 states include: Pennsylvania, Texas, Utah, and Wisconsin. Category 2 states may also include Maryland and New Jersey. Maryland and New Jersey offers will be limited to the DCA One Year Guarantee Period only.

In Category 2 states an Owner may allocate some or all of the Net Purchase Payments and transfer some or all of the Contract Value to the Guaranteed Interest Option for one year periods. We also intend to offer a special one year Guarantee Period that allows transfers to other Subaccounts throughout the Guarantee Period (the “DCA One Year Guarantee Period”). Because you will be transferring Contract Value from the DCA One Year Guarantee Period, you will be earning interest on a decreasing amount. Purchase

Payments may be allocated to this DCA One Year Guarantee Period, but transfers are not allowed into it. Purchase payment allocations are limited to the first three Contract Years in Maryland and New Jersey. Contracts sold in Maryland and New Jersey prior to availability of the DCA One Year Guarantee Period do not contain the Guaranteed Interest Option.

The Guaranteed Interest Option is part of our General Account and pays interest at declared rates, set at our sole discretion, that are guaranteed for one year. The principal, after deductions, is also guaranteed. Our General Account supports its insurance and annuity obligations. Since the Guaranteed Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

The Guaranteed Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Interest Option nor our General Account has been registered as an investment company under the 1940 Act. Therefore, neither our General Account, nor the Guaranteed Interest Option, is generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Interest Option which are included in this Prospectus are for the Owner’s information. However, such disclosures are subject to certain generally applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guaranteed Interest Option Value. The Guaranteed Interest Option value is the portion of the Contract Value allocated to the Guaranteed Interest Option. The Guaranteed Interest Option value reflects Net Purchase Payments allocated to and Contract Value transferred to 1) Guarantee Periods, 2) interest credited to Contract Value in Guarantee Periods, 3) transfers of Contract Value out of Guarantee Periods, 4) surrenders and partial withdrawals from Guarantee Periods, and 5) charges assessed in connection with the Contract. Guarantee Amounts are withdrawn or surrendered on a first-in-first-out basis. The Guaranteed Interest Option value is the sum of Guarantee Amounts under the Contract. The Guaranteed Interest Option value is guaranteed to accumulate at a minimum effective annual interest rate of 3%.

Guarantee Periods. From time to time we will offer to credit Guaranteed Interest Option value with interest at a specific rate guaranteed for the following one-year period. The one-year period is known as a Guarantee Period. We will publish the effective annual interest rate applicable to each Guarantee Period. Net Purchase Payments allocated and Contract Value transferred to a Guarantee Period is guaranteed to earn that rate of interest during the period (provided that such payments and Contract Value are not withdrawn from the Guarantee Period or surrendered). The interest rate will always be equal to or greater than an effective annual rate of 3%.

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A Guarantee Period begins as of the date Net Purchase Payments or transfers of Contract Value are made to the Guarantee Account and ends when 365 days have passed. Transfers of Contract Value to the DCA One-Year Guarantee Period are not permitted. The last day of the 365-day period is the expiration date for the Guarantee Period. During the 30-day period prior to the expiration date, the Owner may transfer the Guarantee Amount related to that Guarantee Period to a new one year Guarantee Period or to any Subaccount available at that time. Such transfers may be made at any time from the DCA One-Year Guarantee Period. At the expiration of a DCA One-Year Guarantee Period, any amount remaining will be transferred to the Vanguard Variable Insurance Fund Money Market Subaccount. For Guarantee Periods other than the DCA One Year Guarantee Period, we will notify Owners of the interest rates applicable to the upcoming Guarantee Period thirty days prior to the expiration of a Guarantee Period. If an Owner does not respond to the notice with instructions as to how to reinvest the Guarantee Amount, then on the expiration date we will invest the Guarantee Amount in another one year Guarantee Period at the guaranteed rate then offered. If less than one year remains until the Annuity Date, we will credit interest to the Guarantee Amount at the guaranteed rate then applicable to a one year Guarantee Period.
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We intend to credit Guarantee Amounts with interest at current rates in excess of the minimum guaranteed rate but not obligated to do so. We have no specific formula for determining current interest rates. Current interest rates may be influenced by, but do not necessarily correspond to, prevailing general market interest rates. Guaranteed Interest Option Value will not share in the investment performance of our General Account. Any interest credited on Guarantee Amounts in excess of the minimum guaranteed effective rate of 3% per year will be determined in our sole discretion. The Owner assumes the risk that interest credited may not exceed the minimum guaranteed rate.

We will not impose an interest adjustment on Guarantee Amounts withdrawn or surrendered or applied to an Annuity Payment Option from the Guaranteed Interest Option.

Net Purchase Payment Preservation Program. An Owner may elect to allocate the initial Net Purchase Payment between the one year Guaranteed Period and the Variable Account so that at the end of the Guarantee Period, the portion of the initial Net Purchase Payment allocated to the Guarantee Amount will equal the initial Net Purchase Payment. This permits the Owner to allocate the remaining portion of the initial Net Purchase Payment to one or more Subaccounts and still be certain of having a Contract Value at the end of the Guarantee Period at least equal to the initial Net Purchase Payment. Upon request, we will calculate the portion of any initial Net Purchase Payment that must be allocated to a one-year Guarantee Period to achieve this result. The program is not available in Maryland and New Jersey.

Category 3
We do not intend to offer a Guaranteed Interest Option in Category 3 states. Category 3 states are: Oregon and Washington.

Cyber Security
Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, CBSI, the underlying Funds, and intermediaries may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing orders from our website or with the underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject us and/or CBSI and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the underlying Funds or CBSI will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

General. No charge for sales expenses is deducted from purchase payments at the time purchase payments are paid. However, within certain time limits described below, a surrender charge (contingent deferred sales charge) is deducted from the Contract Value if a partial withdrawal or surrender is made before the Annuity Date. Also, a surrender charge is deducted from amounts applied to Annuity Payment Option 1. (See DESCRIPTION OF THE CONTRACT, Annuity Payments on the Annuity Date.)

Charge for Partial Withdrawal or Surrender. A charge is imposed on the partial withdrawal or surrender of purchase payments within seven years of their having been received by us. The surrender charge is the percentage of each such purchase payment specified in the table below and is separately calculated and applied to each purchase payment at any time when that purchase payment is withdrawn or surrendered. No surrender charge applies to Contract Value in excess of aggregate purchase payments. The surrender charge is calculated using the assumption that all Contract Value in excess of aggregate purchase payments is surrendered before any purchase payments and that purchase payments are surrendered on a first-in-first-out basis.

Number of Full Years Between Date of Purchase Payment and Date of Surrender	Charge as Percentage of Purchase Payment
0 1 2 3 4 5 6 7+	7% 6% 5% 4% 3% 2% 1% 0%

Any applicable surrender charge is deducted pro-rata from the remaining Variable Contract Value in the Subaccounts from which the withdrawal is made or the remaining Guaranteed Interest Option value from the Guarantee Amounts from which the withdrawal is made. If such remaining Variable Contract Value or Guaranteed Interest Option value is insufficient for this purpose, the surrender charge is deducted pro-rata from all Subaccounts and Guarantee Amounts under the Contract.

Amounts Not Subject to Surrender Charge. In each Contract Year, earnings may be withdrawn free of surrender charges. In addition, up to 10% of an amount equal to the aggregate purchase payments still subject to a surrender charge (computed at the time of the withdrawal or surrender) may be withdrawn or surrendered during that year without a surrender charge. Any amounts surrendered or withdrawn in excess of this 10% will be assessed a surrender charge. This right is not cumulative from Contract Year to Contract Year.

Waiver of Surrender Charge. In most states, the Contract provides that, upon Written Request from the Owner before the Annuity Date, the surrender charge will be waived on a partial withdrawal or surrender if the Annuitant is confined to a nursing home or hospital (as described in the Contract) or becomes terminally ill (as described in the Contract). This waiver is not available in some states, and, therefore, is not described in Contracts issued in those states. As of May 1, 2005, those states include Kansas, New Jersey, Pennsylvania, and Texas. This benefit may be exercised one time.

We also offer an Executive Benefits Plan Endorsement in conjunction with certain deferred compensation plans. The executive benefits plan endorsement waives the surrender charges (deferred charges) on the Contract to which it is attached subject to the following conditions:

1.	the Contract is surrendered and the proceeds are used to fund a new contract provided through CMFG Life Insurance Company or an affiliate;

2.	the Contract is owned by a business or trust;

3.	the new Contract is owned by the same entity;

4.	the annuitant (insured) under the Contract is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);

5.	the annuitant (insured) under the new Contract is also a selected manager or highly compensated employee;

6.	we receive an application for the new contract (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two Contract Years, we reserve the right to charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

Annual Contract Fee
On each Contract Anniversary prior to the Annuity Date, we deduct from the Variable Contract Value an annual Contract fee of $30 to pay us for administrative expenses relating to the Contract. The fee is deducted from each Subaccount and from the Guaranteed Interest Option based on the proportion that the value of the Subaccount and the Guaranteed Interest Option bear to the total Contract Value. (In Texas and South Carolina, the fee is deducted from each Subaccount based on the proportion that the value of the Subaccount bears to the total Variable Contract Value.) The annual Contract fee also is deducted upon surrender of a Contract on a date other than a Contract Anniversary. A pro-rated portion of the fee is deducted upon annuitization. After the Annuity Date, the annual Contract fee is deducted from variable annuity payments. We do not deduct the annual Contract fee on Contracts with a Contract Value of $25,000 or more on the Contract Anniversary. The Contract fee will not be charged after the Annuity Date when a Contract with a Contract Value of $25,000 or more has been annuitized.

Asset-Based Administration Charge
We deduct a daily administration charge to compensate us for certain expenses we incur in administration of the Contract. The charge is deducted from the assets of the Variable Account at an annual rate of 0.15%.

Transfer Processing Fee
Currently no fee is charged for transfers. However, we may charge $10 for the 13th transfer and each subsequent transfer during a Contract Year. For the purpose of assessing such a transfer fee, each Written Request would be considered to be one transfer, regardless of the number of Subaccounts or Guarantee Amounts affected by the transfer. The transfer fee would be deducted from the Subaccount or Guarantee Amount from which the transfer is made. If a transfer is made from more than one Subaccount or Guarantee Amount at the same time, the transfer fee would be deducted pro-rata from the remaining Variable Contract Value in such Subaccount(s) or from the remaining Guarantee Amount.

Duplicate Contract Charge

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You can obtain a summary of your Contract at no charge. There will be a $30 charge for a duplicate Contract. In addition, a Written Request is needed to request a duplicate Contract. This fee is currently being waived.
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Mortality and Expense Risk Charge
To compensate us for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge from the assets of the Variable Account. The charge is at a daily rate of 0.003425%. On an annual basis, this equates to 1.25% (approximately 0.85% for mortality risk and 0.40% for expense risk).

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk that we assume also includes a guarantee to pay a death benefit if the Annuitant dies before the Annuity Date. The expense risk that we assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses.

We may use any profits from this charge to finance other expenses, including distribution expenses related to the Contracts or any other purpose.

Loan Interest Charge
While a loan is outstanding, loan interest is payable at the end of each Contract Year or, if earlier, on the date of loan repayment, surrender, termination, or death of the Annuitant. Loan interest is charged in arrears on the amount of an outstanding loan. Loan interest that is unpaid when due will be added to the amount of the loan at the end of each Contract Year and will bear interest at the same rate. We charge an annual interest rate of 6.50% on loans. After offsetting the 3.00% interest we guarantee we will credit to the Loan Account, the maximum guaranteed net cost of loans is 3.50% (annually).

Executive Benefits Plan Endorsement Charge
We also may charge a fee, not to exceed $150, for each partial withdrawal or surrender if we waive surrender charges under the Executive Benefits Plan Endorsement during the first two Contract Years. This fee is intended to offset expenses incurred in providing the endorsement. If a fee is imposed, this fee will be deducted from the Contract Value at the time of the surrender or partial withdrawal.

Change of Annuitant Endorsement
We offer a Change of Annuitant Endorsement in conjunction with certain deferred compensation plans. This Endorsement permits an Owner that is a business or trust to change the Annuitant at any time when the current Annuitant is alive provided that both the current Annuitant and new Annuitant are selected managers or highly compensated employees of the Owner. Generally, there is no charge for this Endorsement, however, if the Owner exercises the rights under this Endorsement during the first two Contract Years, we may charge up to $150 to offset our expenses incurred in connection with the Endorsement. The Change of Annuitant Endorsement is subject to a number of conditions.

Generally, there is no charge for this endorsement, however, if the Owner exercises the rights under this endorsement during the first two Contract Years, we may charge up to $150 to offset our expenses incurred in connection with the endorsement. If a fee is imposed, this fee will be deducted from the Contract Value at the time of the surrender or partial withdrawal. The Change of Annuitant Endorsement is subject to a number of conditions.

Income Payment Increase Endorsement
We offer an Income Payment Increase Endorsement on this Contract. Under this Endorsement and subject to the conditions described in the Endorsement, you may increase the annuity payments under any Annuity Payment Option (other than Annuity Payment Option 1) by sending us an additional payment of up to $1 million with your Written Request electing an Annuity Payment Option. We deduct any Premium Taxes from the additional payment and the additional amount is added to the Contract Value applied to the Annuity Payment Option. Currently there is no charge for this Endorsement; however, we may charge up to $150 for the Endorsement. If a charge is assessed, it will be deducted from the additional amount received before it is added to the Contract Value applied to the Annuity Payment Option.

Fund Expenses
Because the Variable Account purchases shares or units of the various Funds, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by such Funds. (See EXPENSE TABLES and the accompanying current prospectus for the Funds). A more detailed description of these fees and expenses may be found in each Fund prospectus, which follows this Prospectus. In addition, as discussed under “Servicing Fees” above, the Funds pay us for providing certain administrative services.

Premium Taxes

Various states and other governmental entities levy a premium tax on annuity contracts issued by insurance companies. Premium tax rates are subject to change from time to time by legislative and other governmental action. In addition, other government units within a state may levy such taxes. The timing of tax levies varies from one taxing authority to another. If premium taxes are applicable to a Contract, the jurisdiction may require payment (a) from purchase payments as they are received, (b) from Contract Value upon withdrawal or surrender, (c) from adjusted Contract Value upon application to an Annuity Payment Option, or (d) upon payment of a death benefit. We will forward payment to the taxing jurisdiction when required by law. Although we may deduct premium taxes at the time such taxes are paid to the taxing authority, currently we do not deduct premium tax from the Owner’s Contract Value.

We, upon request, will provide current premium tax rates. To obtain this information, contact us at the address and telephone number shown on the first page of this prospectus. As of January 1, 2010 the Contracts offered by this Prospectus were subject to tax in the states shown below:

State	Non- Qualified	Qualified
California Maine Nevada Puerto Rico South Dakota West Virginia Wyoming	2.35% 2.00% 3.50% 1.00% 1.25% 1.00% 1.00%	0.50% 0.00% 0.00% 1.00% 0.00% 1.00% 0.00%

Other Taxes
Currently, no charge is made against the Variable Account for any federal, state, or local taxes (other than premium taxes) that we incur or that may be attributable to the Variable Account or the Contracts. We may, however, make such a charge in the future from Surrender Value, death benefits, or annuity payments, as appropriate. Such taxes may include taxes (levied by any government entity) which we determine to have resulted from: (1) the establishment or maintenance of the Variable Account, (2) receipt by us of purchase payments, (3) issuance of the Contracts, or (4) the payment of annuity payments.

ANNUITY PAYMENT OPTIONS

Election of Annuity Payment Options
On the Annuity Date, the adjusted Contract Value will be applied under an Annuity Payment Option, unless the Owner elects to receive the Surrender Value in a single sum. (See DESCRIPTION OF THE CONTRACT, Annuity Payments on the Annuity Date.) If an election of an Annuity Payment Option is not on file at our Mailing Address on the Annuity Date, the proceeds will be paid as a life income annuity with payments for ten years guaranteed. An Annuity Payment Option may be elected, revoked, or changed by the Owner at any time before the Annuity Date while the Annuitant is living. The election of an option and any revocation or change must be made by Written Request signed by the Owner and/or Beneficiary, as appropriate. The Owner may elect to apply any portion of the adjusted Contract Value to provide either variable annuity payments or fixed annuity payments or a combination of both.

Before the Annuity Date, the Owner can apply the entire Surrender Value under an Annuity Payment Option, or a Beneficiary can apply the death benefit under an Annuity Payment Option. The Annuity Payment Options available are described below.

We may refuse the election of an Annuity Payment Option other than paying the adjusted Contract Value in a lump sum if the total amount applied to an Annuity Payment Option would be less than $2,500, or each annuity payment would be less than $25.00.

Fixed Annuity Payments
Fixed annuity payments are periodic payments from us to the designated Payee, the amount of which is fixed and guaranteed by us. The amount of each payment depends only on the form and duration of the Annuity Payment Option chosen, the age of the Annuitant, the gender of the Annuitant (if applicable), the amount applied to purchase the annuity payments, and the applicable annuity purchase rates in the Contract. The annuity purchase rates in the Contract are based on a minimum guaranteed interest rate of 3.5%. We may, in its sole discretion, make annuity payments in an amount based on a higher interest rate.

Variable Annuity Payments
The dollar amount of the first variable annuity payment is determined in the same manner as that of a fixed annuity payment. Therefore, for any particular amount applied to a particular Annuity Payment Option, the dollar amount of the first variable annuity payment and the first fixed annuity payment (assuming such fixed payment is based on the minimum guaranteed 3.5% interest rate) would be the same. Variable annuity payments after the first payment are similar to fixed annuity payments except that the amount of each payment varies to reflect the net investment performance of the Subaccount(s) selected by the Owner or Payee.

The net investment performance of a Subaccount is translated into a variation in the amount of variable annuity payments through the use of Annuity Units. The amount of the first variable annuity payment associated with each Subaccount is applied to purchase Annuity Units at the Annuity Unit value for the Subaccount on the Annuity Date. The number of Annuity Units of each Subaccount attributable to a Contract then remains fixed unless an exchange of Annuity Units is made as described below. Each Subaccount has a separate Annuity Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.

The dollar value of each variable annuity payment after the first is equal to the sum of the amounts determined by multiplying the number of Annuity Units under a Contract of a particular Subaccount by the Annuity Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3.5% annual assumed investment rate, the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3.5% for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3.5%, the payment for that period will be less than the payment for the prior period.

After the Annuity Date, an Owner may change the selected Subaccount(s) by Written Request up to four times per Contract Year. Such a change will be made by exchanging Annuity Units of one Subaccount for another on an equivalent dollar value basis. See the Statement of Additional Information for examples of Annuity Unit value calculations and variable annuity payment calculations.

Description of Annuity Payment Options

Option 1 - Interest Income. (Fixed Annuity Payments Only) The proceeds are left with us to earn interest at a compound annual rate to be determined by us but not less than 3.5%. Interest will be paid every month or every 12 months to the Payee as the Owner. Under this option, the Owner may withdraw part or all of the proceeds at any time. This option may not be available in all states. In the event of the Annuitant’s death, any remaining proceeds would be paid to the Beneficiary. If there is no Beneficiary or no Beneficiary is living at the time of the Annuitant’s death, any remaining proceeds will be paid to the Owner, otherwise to the Owner’s estate.

Option 2 - Income For a Fixed Term. (Fixed Annuity Payments Only) The proceeds are paid out in equal monthly installments to the Payee for a fixed number of years between 5 and 30. In the event of the Annuitant’s death, the Beneficiary may receive the payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary living at the time of the Annuitant’s death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner’s estate.

Option 3A - Life Income With Specified Number of Years Guaranteed. The proceeds are paid in monthly installments to the Payee during the Annuitant’s lifetime with the guarantee that payments will be made for a period of ten years or twenty years. In the event of the Annuitant’s death before the expiration of the specified number of years, the Beneficiary may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary living at the time of the Annuitant’s death, the present value of the remaining payments will be paid to Owner, otherwise to the Owner’s estate.

Option 3B - Life Income With Special Specified Number of Years Guaranteed. (Fixed Annuity Payments Only) We make monthly Income Payments to the Payee for as long as the Annuitant remains alive. The same as Option 3A except that the specified number of years selected is at least that which is necessary for the total of all guaranteed payments to equal the amount of proceed applied under this option.

Option 3C - Life Income. We make monthly Income Payments to the Payee for as long as the Annuitant remains alive. The same as Option 3A except that payments are not guaranteed for a specific number of years but only for the lifetime of the Annuitant. Under this option, a Payee could receive only one payment if the Annuitant dies after the first payment, two payments if the Annuitant dies after the second payment, etc.

Option 4 - Joint and Survivor Life Income - 10 Year Guaranteed Period Certain. The proceeds are paid out in monthly installments to the Payee for as long as either of two joint Annuitants remain alive. If after the second Annuitant’s death, payments have been made for fewer than 10 years, payments will be made to the Beneficiary or the Beneficiary may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary is living at the time of the second Annuitant’s death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner’s estate. In addition to the 10 year guaranteed period certain, we currently make additional periods certain available under this option, including periods certain of 5 years, 15 years, and 20 years.

The amount of each payment will be determined from the tables in the Contract that apply to the particular option using the Payee’s age (and if applicable, gender). Age will be determined from the last birthday at the due date of the first payment.

Option 5 – Life Income – Payments Adjusted For Inflation – Guaranteed Period Certain. (Fixed Annuity Payments Only) The proceeds adjusted for inflation as described below are paid in monthly installments to the Payee during the Annuitant’s lifetime with the guarantee that payments will be made for a period of ten years or twenty years. In the event of the Annuitant’s death before the expiration of the specified number of years, the Beneficiary may receive the remaining payments or may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary is living at the time of the Annuitant’s death, the present value of the remaining payments will be paid to the Owner, otherwise to the owner’s estate.

Option 6 – Joint and Survivor Life Income – Payments Adjusted For Inflation – 10 year Guaranteed Period Certain. (Fixed Annuity Payments Only) The proceeds adjusted for inflation as described below are paid out in monthly installments to the Payee for as long as either of two joint Annuitants remain alive. If after the second Annuitant’s death, payments have been made for fewer than 10 years, payments will be made to any the Beneficiary or the Beneficiary may elect to receive the present value of the remaining payments (computed as described in the Contract) in a lump sum. If there is no Beneficiary or no Beneficiary is living at the time of the second Annuitant’s death, the present value of the remaining payments will be paid to the Owner, otherwise to the Owner’s estate. In addition to the 10 year guaranteed period certain, we currently make additional periods certain available under this option, including periods certain of 5 years, 15 years, and 20 years.

Option 7 – Life Income – Payments Adjusted For Inflation – Lifetime Payout with Cash Refund. (Fixed Annuity Payments Only) We will pay monthly annuity payments to the Payee, adjusted for inflation as described below for as long as the Annuitant lives. The total amount paid under this option will be at least equal to the Contract Value applied. If the Annuitant dies and the total of all annuity payments paid is less than the Contract Value applied to this option, the difference will be payable to the Beneficiary in a lump sum. If there is no Beneficiary, it will be payable to the Owner, otherwise to the Owner’s estate.

Option 8 – Joint and Survivor Life Income – Payments Adjusted For Inflation – Lifetime Payout with Cash Refund. (Fixed Annuity Payments Only) We will pay monthly annuity payments to the Payee, adjusted for inflation as described below for as long as either of the Annuitant is living. The total amount paid under this option will be at least equal to the Contract Value applied. If at the death of the second Annuitant, the total of all annuity payments paid is less than the Contract Value applied to this option, the difference will be payable to the Beneficiary in a lump sum. If there is no Beneficiary, it will be payable to the Owner, otherwise to the Owner’s estate.

Adjustments for Inflation. For Options 5, 6, 7, and 8, income payments will be adjusted for inflation at the beginning of each calendar year. The adjustment is based on the percentage increase in the Consumer Price Index – Urban Wage Earners and Clerical Workers (Current Series) for the 12-month period ended September 30 of the prior calendar year. If the change in the index is negative, no adjustment will be made. If the CPI-W is discontinued, a substitute index will be used. Such substitute index may be subject to approval by your state insurance department. We reserve the right to discontinue offering settlement options 5, 6, 7, and 8 if the U.S. Treasury Department no longer issues new Treasury Inflation Protection Securities.

Alternate Payment Option. In lieu of one of the above options, the adjusted Contract Value or death benefit, as applicable, may be applied to any other payment option made available by us or requested and agreed to by us.

Please note that Annuity Payment Options without a life contingency (e.g., Annuity Payment Option Options 1 and 2) may not satisfy required minimum distribution rules. Consult a tax advisor before electing one of these options.

For all Annuity Payment Options other than Option 1, the minimum payment amount will be determined from the tables in the Contract that apply to the particular option using the Annuitant’s age (and if applicable, gender). Age will be determined as of the due date of the first payment.

FEDERAL TAX MATTERS

The Following Discussion is General and Is Not Intended as Tax Advice

Introduction
This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the Contract. Any person concerned about specific tax implications should consult a competent tax adviser before making a transaction. This discussion is based upon our understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose purchase payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A or 457(b) of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on our tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment. Effective January 1, 2009, we will no longer accept purchase payments that are salary deferrals from Contracts used as funding vehicles for Code Section 403(b) retirement programs.

Tax Status of the Contract
Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be “adequately diversified” in accordance with Treasury regulations in order for the contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each underlying Fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various Subaccounts may be invested. Although we do not have direct control over the Funds in which the Variable Account invests, we believe that each Fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the underlying separate account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any owner dies on or after the annuity date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner’s death; and (b) if any owner dies prior to the annuity date, the entire interest in the contract will be distributed within five years after the date of the owner’s death. These requirements will be considered satisfied as to any portion of the owner’s interest which is payable to or for the benefit of a “designated Beneficiary” and which is distributed over the life of such annuitant or over a period not extending beyond the life expectancy of that annuitant, provided that such distributions begin within one year of that owner’s death. The owner’s “designated Beneficiary” is the person designated by such owner as an annuitant and to whom ownership of the contract passes by reason of death and must be a natural person. However, if the owner’s “designated Beneficiary” is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts.

Taxation of Annuities
The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

In General. Section 72 of the Code governs taxation of annuities in general. We believe that an Owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Contract Value (e.g., partial withdrawals and surrenders) or as annuity payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Contract Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

Any annuity contract owner who is not a natural person generally must include in income any increase in the excess of the Contract Value over the “investment in the contract” during the taxable year. There are some exceptions to this rule, and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.

The following discussion generally applies to Contracts owned by natural persons.

Partial Withdrawals and Surrenders. In the case of a partial withdrawal from a Qualified Contract, under Section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the participant’s total accrued benefit or balance under the retirement plan. The “investment in the contract” generally equals the portion, if any, of any purchase payments paid by or on behalf of the individual under a Contract which were not excluded from the individual’s gross income. For Contracts issued in connection with qualified plans, the “investment in the contract” can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

In the case of a partial withdrawal (including systematic withdrawals) from a Non-Qualified Contract, under Section 72(e), any amounts received are generally first treated as taxable income to the extent that the Contract Value immediately before the partial withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. The Contract Value immediately before a partial withdrawal may have to be increased by any positive interest adjustment which results from such a withdrawal. There is, however, no definitive guidance on the proper tax treatment of interest adjustments, and the Owner should contact a competent tax adviser with respect to the potential tax consequences of an interest adjustment. Surrenders are treated as taxable income to the extent that the amount received exceeds the investment in the contract.

In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the “investment in the contract.”

Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. Special rules and procedures apply to Section 1035 transactions. Prospective Owners wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments. Tax consequences may vary depending on the payment option elected under an annuity contract. Generally, under Code Section 72(b), (prior to recovery of the investment in the Contract) taxable income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the “investment in the contract” by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her “investment in the contract.” For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

Penalty Tax on Certain Withdrawals. In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

(1)	made on or after the taxpayer reaches age 59½;

(2)	made on or after the death of the holder (or if the holder is not an individual, the death of the primary Annuitant);

(3)	attributable to the taxpayer’s becoming disabled;

(4)	as part of a series of substantially equal periodic payments not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the designated Beneficiary;

(5)	made under certain annuities issued in connection with structured settlement agreements; and

(6)	made under an annuity contract that is purchased with a single purchase payment when the Annuity Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made not less frequently than annually during the annuity payment period.

Other tax penalties may apply to certain distributions under a Qualified Contract.

Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that Owners currently receive.

Separate Account Charges
It is possible that the Internal Revenue Service may take the position that rider fees are deemed to be taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any rider or endorsement under the Contract.

Transfers, Assignments, or Exchanges of a Contract
A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such actions should contact a competent tax adviser with respect to the potential tax effects.

Withholding
Distributions from Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

Taxable “eligible rollover distributions” from Section 401(a) plans, Section 403(b) tax-sheltered annuities, and Section 457 governmental plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, except certain distributions such as distributions required by the Code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Multiple Contracts
All non-qualified deferred annuity Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one annuity Contract for purposes of determining the amount includable in gross income under Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity Contracts purchased by the same Owner. Accordingly, a contract owner should consult a competent tax adviser before purchasing more than one annuity Contract.

Taxation of Qualified Plans
The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59½ (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans.

Contractowners, the Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but we shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless we consent. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Contract administration procedures. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. We will amend the Contract as necessary to conform it to the requirements of such plans.

For qualified plans under Section 401(a), Section 403(b), and eligible plans under Section 457(b), the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner (or plan participant) (i) reaches age 70½ or (ii) retires, and must be made in a specified form or manner. If the plan participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Owner (or plan participant) reaches age 70½. For IRAs described in Section 408, distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the Owner reaches age 70½. Roth IRAs under Section 408A do not require distributions at any time prior to the Owner’s death.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans. Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Employers intending to use the Contract with such plans should seek competent advice.

The Contract includes a death benefit that in some cases may exceed the greater of the purchase payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” IRA contributions are limited each year to the lesser of a limit specified in the Code or 100% of the amount of compensation includible in the Owner’s gross income and may be deductible in whole or in part depending on the individual’s income. Distributions from certain other types of qualified plans, however, may be “rolled over” on a tax-deferred basis into an IRA without regard to this limit. Earnings in an IRA are not taxed while held in the IRA. All amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59½(unless certain exceptions apply) are also subject to a 10% penalty tax. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualifications requirements.

Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA up to the lesser of a limit specified in the Code or 100% of compensation includible in the Owner’s gross income. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% federal penalty tax may apply to distributions made (1) before age 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual’s IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

Simplified Employee Pension (SEP) IRAs. Employers may establish Simplified Employee Pension (SEP) IRAs under Code section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

Tax Sheltered Annuities. Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee’s retirement. These purchase payments may be subject to FICA (Social Security) taxes. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59½, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Owners of certain Section 403(b) annuities may receive Contract loans. Contract loans that satisfy certain requirements with respect to loan amount and repayment are not treated as taxable distributions. If these requirements are not satisfied, or if the Contract terminates while a loan is outstanding, the loan balance will be treated as a taxable distribution and may be subject to penalty tax, and the treatment of the Contract under Section 403(b) may be adversely affected. Owners should seek competent advice before requesting a Contract loan. The Contract includes a death benefit that in some cases may exceed the greater of the Purchase Payments or the Contract Value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers. Effective January 1, 2009, we will no longer accept purchase payments that are salary deferrals from Contracts used as funding vehicles for Code Section 403(b) retirement programs.

Certain Deferred Compensation Plans. Code Section 457(b) provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. The plans may permit participants to specify the form of investment for their deferred compensation account. Under a non-governmental Section 457(b) plan, all investments are owned by the sponsoring employer, are subject to the claims of the general creditors of the employer, and, depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations.

Possible Charge for our Taxes
At the present time, we do not charge the Subaccounts for any Federal, state, or local taxes that we incur which may be attributable to such Subaccounts or the Contracts. We, however, may in the future charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Subaccounts or to the Contracts.

Other Tax Consequences
As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law and the law may change.

Federal Estate Taxes, Gift and Generation-Skipping Transfer. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information.

Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST tax”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

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For 2016, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $5,450,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
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Medicare Tax. Distributions from non-qualified contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

DISTRIBUTION OF THE CONTRACT

We have entered into a distribution agreement with CBSI for the distribution and sale of the Contract. CBSI is a wholly owned subsidiary of CUNA Mutual Investment Corporation, which is a wholly owned subsidiary of CMFG Life Insurance Company. While CBSI and other broker-dealers with whom CBSI has contracted (“selling firms”) continue to service current Owners, we no longer issue new Contracts. CBSI is a member of FINRA, and services Owners through its registered representatives. Registered representatives of CBSI and selling firms who service Owners have been appointed by us as insurance agents.

We pay up-front commissions of up to 6.55% of purchase payments to CBSI and selling firms for sales of the Contracts by their registered representatives. In addition, we pay an annual payment of up to 0.225% based on Contract value for so long as the Contract remains in effect.

CBSI and selling firms pay their registered representatives a portion of the compensation received for their sales of the Contracts. CBSI registered representatives and their managers may also be eligible for various cash benefits, such as insurance benefits, and non-cash compensation items that we and/or one or more of our affiliates may provide. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. CBSI’s registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

In addition to the compensation paid for sales of the Contracts, we pay compensation when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout after the first Contract Year. This additional compensation can be up to 4.0% of the amount annuitized based upon the income option selected and the length of time the Contract was in force. Any trail commissions for Contract sales will cease upon payments made for Owner’s life contingent annuitization. Please note that our compensation practices generally discourage annuitization during the first Contract Year. However, there are exceptions to such general practices (such as when an Owner elects a variable Annuity Payment Option). Ask your agent for more information.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Franklin Templeton Variable Insurance Product Funds, Oppenheimer Variable Account Funds, and PIMCO Variable Insurance Trust make payments under their Rule 12b-1 plans to CBSI in consideration of services provided by CBSI in distributing shares of those Funds. These payments may range up to 0.35% of Variable Account assets invested in a particular Fund. Payments under a Fund’s Rule 12b-1 plan decrease the Fund’s investment return.

A portion of the compensation paid to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your agent for further information about what your agent and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

No specific charge is assessed directly to Owners of the Contracts to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Contracts and other corporate revenue.

LEGAL PROCEEDINGS

We, like other life insurance companies, and our subsidiaries may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or us to perform its contract with the Variable Account, or on our ability to meet our obligations under the Contract.

VOTING RIGHTS

In accordance with its view of current applicable law, we will vote Fund shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation there under should be amended, or if the present interpretation thereof should change, or we otherwise determine that we are allowed to vote the shares in our own right, we may elect to do so.

The number of votes that an Owner or Annuitant has the right to instruct will be calculated separately for each Subaccount of the Variable Account, and may include fractional votes. Prior to the Annuity Date, an Owner holds a voting interest in each Subaccount to which the Contract Value is allocated. After the Annuity Date, the Annuitant has a voting interest in each Subaccount from which variable annuity payments are made.

For each Owner, the number of votes attributable to a Subaccount will be determined by dividing the Contract Value attributable to that Owner’s Contract in that Subaccount by the net asset value per share of the Fund in which that Subaccount invests. For each Annuitant, the number of votes attributable to a Subaccount will be determined by dividing the liability for future variable annuity payments to be paid from that Subaccount by the net asset value per share of the Fund in which that Subaccount invests. This liability for future payments is calculated on the basis of the mortality assumptions, the 3.5% assumed investment rate used in determining the number of Annuity Units of that Subaccount credited to the Annuitant’s Contract and the Annuity Unit value of that Subaccount on the date that the number of votes is determined. As variable annuity payments are made to the Annuitant, the liability for future payments decreases, as does the number of votes.

The number of votes available to an Owner or Annuitant will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund’s shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Fund. Each Owner or Annuitant having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

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Fund shares for which no timely instructions are received and shares held by us in a Subaccount for which no Owner or Annuitant has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Subaccount. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter.
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COMPANY HOLIDAYS

We are closed on the following holidays: New Year’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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We are closed on the day itself if those days fall Monday through Friday, the day immediately preceeding if those days fall on a Saturday, and the day immediately following if those days fall on a Sunday.
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FINANCIAL STATEMENTS

Our and the Variable Account’s financial statements are contained in the SAI. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Contracts. For a free copy of these financial statements and/or the SAI, please contact us at our Mailing Address or call us at 1-800-795-5500.

FINANCIAL HIGHLIGHTS

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The following information is derived from the financial statements of the Variable Account. The financial statements are included in the Statement of Additional Information. The table below gives per unit information about the financial history of each Subaccount for the ten years ended December 31, 2015 or the life of the subaccount if not available for entire ten year period. The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Funds and the assessment of various charges.
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Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Conservative Allocation Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 10.03 8.12 9.35 9.99 10.16 10.92 11.60 12.11	$10.03 8.12 9.35 9.99 10.16 10.92 11.60 12.11 11.84	0.30%* (19.04%) 15.15% 6.84% 1.70% 7.48% 6.23% 4.40% (2.23%)	248,257 453,845 460,440 387,869 386,902 366,820 309,649 242,789 205,911
Ultra Series Moderate Allocation Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 10.02 6.89 8.20 8.91 8.97 9.77 11.16 11.75	$10.02 6.89 8.20 8.91 8.97 9.77 11.16 11.75 11.49	0.20%* (31.24%) 19.01% 8.66% 0.67% 8.92% 14.23% 5.29% (2.21%)	597,933 879,447 739,782 692,524 607,396 541,892 459,181 419,241 320,599
Ultra Series Aggressive Allocation Fund, Class I 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(b) 10.07 5.85 7.38 8.09 8.01 8.79 10.61 11.22	$10.07 5.85 7.38 8.09 8.01 8.79 10.61 11.22 10.93	0.70%* (41.91%) 26.15% 9.62% (0.99%) 9.74% 20.71% 5.75% (2.58%)	65,945 326,780 319,589 326,248 318,592 279,057 238,287 124,959 122,592
Ultra Series Money Market Fund, Class I 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$13.00 13.40 13.84 13.88 13.69 13.50 13.32 13.13 12.95 12.78	$13.40 13.84 13.88 13.69 13.50 13.32 13.13 12.95 12.78 12.61	3.08% 3.28% 0.29% (1.37%) (1.39%) (1.33%) (1.43%) (1.37%) (1.31%) (1.33%)	1,783,798 1,527,337 2,093,641 1,059,727 677,521 522,267 442,271 386,049 348,637 297,559
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
Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Core Bond Class Fund, Class I 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$16.21 16.63 17.22 17.47 18.35 19.16 20.17 20.54 19.80 20.53	$16.63 17.22 17.47 18.35 19.16 20.17 20.54 19.80 20.53 20.22	2.59% 3.55% 1.45% 5.04% 4.41% 5.27% 1.83% (3.60%) 3.69% (1.51%)	3,589,718 2,755,760 1,760,188 1,512,625 1,206,475 1,037,918 926,854 744,594 628,787 535,617
Ultra Series High Income Fund, Class I 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$11.77 12.68 12.77 10.73 14.21 15.66 16.22 17.79 18.50 18.57	$12.68 12.77 10.73 14.21 15.66 16.22 17.79 18.50 18.57 17.85	7.73% 0.71% (15.97%) 32.43% 10.20% 3.58% 9.68% 3.99% 0.38% (3.88%)	876,969 634,310 422,431 332,818 267,490 217,146 196,800 143,107 132,497 101,290
Ultra Series Diversified Income Fund, Class I 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$20.52 22.26 22.50 19.24 21.01 23.22 24.69 26.34 30.14 31.84	$22.26 22.50 19.24 21.01 23.22 24.69 26.34 30.14 31.84 31.42	8.48% 1.08% (14.49%) 9.20% 10.52% 6.33% 6.68% 14.43% 5.64% (1.32%)	8,472,047 6,102,852 4,266,554 3,458,368 2,809,873 2,392,996 2,011,748 1,739,573 1,536,501 1,294,316
Ultra Series Large Cap Value Fund, Class I 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$26.16 31.10 30.85 19.47 22.42 23.95 25.36 27.97 35.86 39.74	$31.10 30.85 19.47 22.42 23.95 25.36 27.97 35.86 39.74 38.14	18.88% (0.80%) (36.89%) 15.15% 6.82% 5.89% 10.29% 28.21% 10.82% (4.03%)	7,847,943 5,784,459 4,177,269 3,440,418 2,804,943 2,373,016 2,020,867 1,749,392 1,536,194 1,343,038
Ultra Series Large Cap Growth Fund, Class I 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$25.43 27.06 29.98 18.56 25.26 27.92 27.21 29.84 38.39 42.46	$27.06 29.98 18.56 25.26 27.92 27.21 29.84 38.39 42.46 43.21	6.41% 10.79% (38.09%) 36.10% 10.53% (2.54%) 9.67% 28.65% 10.60% 1.77%	3,936,445 2,990,073 2,275,387 1,936,186 1,549,318 1,348,117 1,129,005 971,926 848,806 757,875
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
Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Ultra Series Mid Cap Fund, Class I(d) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$19.57 21.49 22.99 12.04 17.47 20.71 21.34 24.46 31.16 33.75	$21.49 22.99 12.04 17.47 20.71 21.34 24.46 31.16 33.75 33.63	9.83% 6.96% (47.62%) 45.14% 18.52% 3.04% 14.62% 27.39% 8.31% (0.36%)	2,710,392 1,983,576 1,437,611 1,199,594 1,352,451 1,146,550 965,125 836,161 730,495 633,652
Ultra Series Small Cap Fund, Class I(d) 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.00 8.95 6.57 8.53 10.67 10.61 12.07 15.80 16.76	$8.95 6.57 8.53 10.67 10.61 12.07 15.80 16.76 16.33	(10.50%)* (26.59%) 29.83% 25.09% (0.56%) 13.76% 30.90% 6.08% (2.57%)	7,520 25,491 19,645 32,982 31,582 25,595 23,826 21,239 17,383
Ultra Series International Stock Fund, Class I(d) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$17.78 21.78 23.93 14.48 18.27 19.29 17.56 21.01 25.01 23.01	$21.78 23.93 14.48 18.27 19.29 17.56 21.01 25.01 23.01 21.92	22.50% 9.87% (39.49%) 26.17% 5.58% (8.97%) 19.65% 19.04% (8.00%) (4.74%)	841,879 673,697 477,372 422,842 342,378 276,506 225,407 175,971 152,842 127,110
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
Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Templeton Developing Markets VIP Fund, Class 2(b) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$10.91 13.79 17.51 8.16 13.90 16.12 13.38 14.94 14.60 13.18	$13.79 17.51 8.16 13.90 16.12 13.38 14.94 14.60 13.18 10.46	26.40% 26.98% (53.40%) 70.34% 15.97% (17.00%) 11.66% (2.28%) (9.73%) (20.64%)	311,347 244,261 193,555 154,647 129,324 115,659 104,736 90,990 78,704 71,396
Franklin High Income VIP Fund, Class 4 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 7.45 10.46 11.69 12.04 13.70 14.57 14.36	$7.45 10.46 11.69 12.04 13.70 14.57 14.36 12.85	(25.50%)* 40.40% 11.76% 2.99% 13.79% 6.35% (1.44%) (10.52%)	7,703 8,812 15,276 15,911 16,015 13,897 13,570 13,244
Franklin Income VIP Fund, Class 4 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 6.90 9.21 10.23 10.32 11.45 12.85 13.25	$6.90 9.21 10.23 10.32 11.45 12.85 13.25 12.13	(31.00%)* 33.48% 11.07% 0.88% 10.95% 12.23% 3.11% (8.45%)	25,211 36,751 57,256 40,895 35,723 38,214 32,595 25,433
Franklin Mutual Global Discovery VIP Fund, Class 4 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 7.40 8.99 9.92 9.48 10.58 13.31 13.86	$7.40 8.99 9.92 9.48 10.58 13.31 13.86 13.16	(26.00%)* 21.49% 10.34% (4.44%) 11.60% 25.80% 4.13% (5.05%)	10,213 36,653 39,869 23,211 20,937 21,230 18,263 14,765
Invesco V.I. Growth and Income Fund, Series II Shares(c) 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 6.96 8.52 9.43 9.09 10.24 13.51 14.65	$6.96 8.52 9.43 9.09 10.24 13.51 14.65 13.97	(30.40%)* 22.41% 10.68% (3.61%) 12.65% 31.93% 8.44% (4.64%)	14,225 21,821 27,485 14,632 13,582 14,226 10,490 8,897
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
Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Invesco V.I. Global Real Estate Fund, Series II 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 5.40 6.98 8.07 7.42 9.36 9.45 10.66	$5.40 6.98 8.07 7.42 9.36 9.45 10.66 10.32	(46.00%) 29.26% 15.62% (8.05%) 26.15% 0.96% 12.80% (3.19%)	4,567 7,519 7,503 4,529 4,754 5,783 6,808 5,846
Invesco V.I. Mid Cap Growth Fund, Series II(f) 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(d) 5.42 8.35 10.48 9.37 10.32 13.89 14.75	$5.42 8.35 10.48 9.37 10.32 13.89 14.75 14.69	(45.80%)* 54.06% 25.51% (10.59%) 10.14% 34.59% 6.19% (0.41%)	10,460 16,624 28,918 16,790 13,744 11.487 11,461 11,196
MFS® Strategic Income Series(b)(g) 2005 2006 2007 2008 2009 2010 2011 2012 2013	$15.26 15.33 16.13 16.49 14.31 17.53 19.03 19.66 21.51	$15.33 16.13 16.49 14.31 17.53 19.03 19.66 21.51 -	0.46% 5.22% 2.23% (13.22%) 22.50% 8.56% 3.31% 9.41 (2.00%)	$208,773 147,883 122,472 98,320 82,310 73,072 61,022 51,340 0
MFS® Strategic Income Portfolio(b)(g) 2013 2014 2015	- $21.54 21.93	$21.54 21.93 21.23	2.18% 1.81% (3.19%)	96,358 40,623 36,213
Oppenheimer Global Strategic Income Fund/VA, Non- Service Shares(f) 2012 2013 2014 2015	$4.58 4.65 4.57 4.63	4.65 4.57 4.63 4.46	1.53% (1.72%) 1.31% (3.67%)	187,071 154,120 133,118 116,019
Oppenheimer International Growth Fund/VA, Service Shares 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 5.90 8.09 9.14 8.33 10.00 12.39 11.34	$5.90 8.09 9.14 8.33 10.00 12.39 11.34 11.54	(41.00%)* 37.12% 12.98% (8.86%) 20.05% 23.90% (8.47%) 1.76%	12,572 25,721 29,384 20,754 17,831 15,377 14,835 13,416
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
Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 6.43 8.67 10.52 10.13 11.77 16.32 17.99	$6.43 8.67 10.52 10.13 11.77 16.32 17.99 16.64	(35.70%)* 34.84% 21.34% (3.71%) 16.19% 38.66% 10.23% (7.50%)	8,530 17,555 30,264 23,978 11,041 15,993 15,256 13,991
Oppenheimer Main Street Fund®/VA, Service Shares 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 6.40 8.07 9.22 9.06 10.42 13.52 14.72	$6.40 8.07 9.22 9.06 10.42 13.52 14.72 14.97	(36.00%)* 26.09% 14.25% (1.74%) 15.01% 29.75% 8.88% 1.70%	11,335 19,404 19,395 11,919 8,893 10,196 8,595 7,300
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 4.85 6.78 8.31 7.58 7.87 6.62 5.32	$4.85 6.78 8.31 7.58 7.87 6.62 5.32 3.91	(51.50%)* 39.79% 22.57% (8.78%) 3.83% (15.88%) (19.64%) (26.50%)	4,130 15,447 23,296 15,949 15,720 14,126 15,738 10,904
PIMCO Total Return Portfolio, Advisor Class 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 9.99 11.22 11.95 12.20 13.16 12.72 13.08	$9.99 11.22 11.95 12.20 13.16 12.72 13.08 12.93	(0.10%)* 12.31% 6.51% 2.09% 7.87% (3.34%) 2.83% (1.15%)	35,692 69,887 131,126 103,707 101,187 77,408 57,534 47,457
PIMCO Global Bond Portfolio (Unhedged) Portfolio, Advisor Class 2008 2009 2010 2011 2012 2013 2014 2015	$10.00(c) 9.26 10.66 11.72 12.42 13.08 11.79 11.87	$9.26 10.66 11.72 12.42 13.08 11.79 11.87 11.22	(7.40%)* 15.12% 9.94% 5.97% 5.31% (9.86%) 0.68% (5.48%)	23,206 34,728 49,226 27,705 25,882 22,211 19,315 16,457
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
Subaccount/Year	Accumulation unit value beginning of period	Accumulation unit value end of period	Percentage change in unit value during period	Number of units outstanding at end of period
T. Rowe Price International Stock Portfolio(b) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015	$15.68 18.42 20.53 10.38 15.61 17.62 15.14 17.67 19.87 19.36	$18.42 20.53 10.38 15.61 17.62 15.14 17.67 19.87 19.36 18.92	$17.47% 11.45% (49.44%) 50.39% 12.88% (14.07%) 16.71% 12.45% (2.57%) (2.27%)	1,401,077 1,068,590 822,058 674,336 572,165 497,412 422,382 368,312 322,397 285,293
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*Not annualized.
(a)This Subaccount was added on May 1, 2007 with all Subaccounts starting with a $10.00 unit price.
(b)This Subaccount no longer accepts investments.
(c)This Subaccount was added on May 1, 2008, with all Subaccounts starting with a $10.00 unit price.
(d)Effective as of May 1, 2010, the Ultra Series Mid Cap Growth Class I, Ultra Series Small Cap Growth Class I and the Ultra Series Global Securities Class I Subaccounts reorganized into the Ultra Series Mid Cap Value Class I, Ultra Series Small Cap Value Class I and the Ultra Series International Stock Class I Subaccounts, respectively. Subsequently, the Ultra Series Mid Cap Value and the Ultra Series Small Cap Value Subaccounts changed their names to the Ultra Series Mid Cap and the Ultra Series Small Cap Subaccounts, respectively. The Ultra Series Mid Cap Subaccount’s performance prior to May 1, 2010 is based on the accounting predecessor, the Ultra Series Mid Cap Growth Subaccount. The Ultra Series Small Cap Subaccount’s performance prior to May 1, 2010 is based on the predecessor, the Ultra Series Small Cap Value Subaccount. The Ultra Series Global Cap Subaccount’s performance prior to May 1, 2010 is based on the predecessor, the Ultra Series International Subaccount.
(e)Effective as of June 1, 2010, the Van Kampen Growth and Income and Van Kampen Mid Cap Growth Subaccounts reorganized into the Invesco Van Kampen V.I. Growth and Income and Invesco Van Kampen V.I. Mid Cap Growth Subaccounts, respectively.
(f)Effective as of October 26, 2012, the Oppenheimer High Income Fund Subaccount reorganized into the Oppenheimer Global Strategic Income Fund Subaccount. As the accounting survivor, the information presented above for the Oppenheimer Global Strategic Income Fund’s is for the period of October 26, 2012 to December 31, 2012. Accordingly, the predecessor’s performance and historical data is not included.
(g)Effective August 16, 2013, MFS® Strategic Income Series terminated and MFS® Strategic Income Portfolio commenced.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

You may obtain a copy of the Statement of Additional Information free of charge by writing to or calling us at 1-800-798-5500.

STATEMENT OF ADDITIONAL INFORMATION

CMFG Life Insurance Company
2000 Heritage Way
Waverly, Iowa 50677
(800) 798-5500

CMFG VARIABLE ANNUITY ACCOUNT
MEMBERS® VARIABLE ANNUITY

Individual Flexible Premium Deferred Variable Annuity Contract

This Statement of Additional Information (“SAI”) contains additional information to that already provided in the Prospectus for the Contract offered by CMFG Life Insurance Company.

This SAI is not a prospectus, and it should be read only in conjunction with the Prospectus for the Contract dated May 1, 2016, as it may be amended from time to time. Terms used, but not defined, in this SAI have the meaning given to them in the Prospectus.

You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

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May 1, 2016

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Form 1697

i

ADDITIONAL CONTRACT PROVISIONS

The Contract
The application, endorsements and all other attached papers are part of the Contract. The statements made in the application are representations and not warranties. We will not use any statement in defense of a claim or to void the Contract unless it is contained in the application.

Incontestability
We will not contest the Contract.

Misstatement of Age or Gender
 If the age or gender (if applicable) of the Annuitant has been misstated, the amount which will be paid is that which the proceeds would have purchased at the correct age and gender (if applicable).

Participation
The Contract may participate in our divisible surpluses but no dividends are expected to be paid. Any dividends paid after the Annuity Date would be paid with each annuity payment.

Section 403(b) Contract Loans

 Loan Amounts. Generally, Owners of Contracts issued in connection with Code Section 403(b) retirement programs (other than those subject to Title I of ERISA) may borrow up to the lesser of (1) the maximum loan permitted under the Code, or (2) 100% of the Surrender Value of their Contract unless a lower minimum is required by law. Loans in excess of the maximum amount permitted under the Code may be treated as a taxable distribution rather than a loan and could cause disqualification of a Section 403(b) contract. The Owner should consult a tax adviser to determine the maximum 403(b) loan permitted under the Contract. The Owner is responsible for ensuring that the loan is taken and repaid in compliance with the applicable requirements of the Code. We will only make Contract loans after approving a Written Request by the Owner. The written consent of all irrevocable beneficiaries must be obtained before a loan will be given. Loans are not permitted in connection with 403(b) retirement programs that are subject to the provisions of Title I of the Employee Retirement Income Security Act of 1974.

Loan Processing. When a loan is made, we transfer an amount equal to the amount borrowed from the Variable Contract Value or Guaranteed Interest Option Value to the Loan Account. The Loan Account is part of our General Account and Contract Value in the Loan Account does not participate in the investment experience of any Subaccount or Guaranteed Interest Option. The Owner must indicate in the loan application from which Subaccount or Guaranteed Interest Option, and in what amounts, Contract Value is to be transferred to the Loan Account. Loans may be repaid by the Owner at any time before the Annuity Date. Upon the repayment of any portion of a loan, an amount equal to the repayment will be transferred from the Loan Account to the Subaccount(s) or Guarantee Period(s) as requested by the Owner. Any transfer to a Guarantee Period must be at least $1,000. A request to transfer less will be transferred to the Ultra Series Money Market Class I Subaccount. Amounts transferred from the Guarantee Amount to the Loan Account may be subject to a interest adjustment.

Loan Interest. We charge interest on Contract loans at an effective annual rate of 6.5%. We pay interest on the Contract Value in the Loan Account at rates we determine from time to time but never less than an effective annual rate of 3.0%. This rate may change at our discretion and Owners should request current interest rate information from us. Consequently, the net cost of a loan is the difference between 6.5% and the rate being paid from time to time on the Contract Value in the Loan Account. Interest on Contract loans accrues on a daily basis from the date of the loan and is due and payable at the end of each Contract Year. If the Owner does not pay the interest due at that time, an amount equal to such interest less interest earned on the Contract Value in the Loan Account is transferred from his or her Variable Contract Value to the Loan Account. This transfer will therefore increase the loan amount.

Additional Loan Terms and Loan Default . If at any time, the loan amount causes the Surrender Value to be equal to or less than zero, the Contract will be in default. In this event, we will send a Written Request of default to the Owner stating the amount of loan repayment needed to reinstate the Contract and the Owner will have 61 days, from the day the notice is mailed, to pay the stated amount. If we do not receive the required loan repayment within 61 days, we will terminate the Contract without value. Principal and interest must be repaid in substantially level payments either monthly or quarterly over a five-year period (or, if the loan is used to acquire the Owner’s principal residence, a 10, 15 or 20-year period but not beyond the year the Owner attains age 70 1/2). The Owner is allowed a 61-day grace period from the installment due date. If the amount due by the end of the grace period is not received the outstanding loan would default and a taxable distribution of the entire amount of the outstanding principal, interest due, and any applicable charges under this Contract, including any withdrawal charge, will be made. This distribution may be subject to income and penalty tax under the Code and may adversely affect the treatment of the Contract under Code Section 403(b).

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Effect of Death on Loan. Any loan amount outstanding upon the death of the Owner or Annuitant is deducted from any death benefit paid. In addition, a Contract loan, whether or not repaid, will have a permanent effect on the Contract Value because the investment experience of the Variable Account does not apply to the portion of the Contract Value transferred to the Loan Account. The longer the loan remains outstanding, the greater this effect is likely to be.

PRINCIPAL UNDERWRITER

We no longer issue new Contracts. CUNA Brokerage Services, Inc. (“CBSI”) serves as principal underwriter for the Contract. CBSI is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is our indirect, wholly owned subsidiary, and is registered as a broker-dealer with the Securities and Exchange Commission (‘SEC’) under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. CBSI offered the Contract through its registered representatives. CBSI entered into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services. Registered representatives of CBSI and of other selling firms are appointed as our insurance agents.

CBSI and the selling firms pay their registered representatives a portion of the commissions received for their sales of Contract. Registered representatives may also be eligible for various cash benefits and non-cash compensation programs, such as conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, where sales of the Contract help such registered representatives qualify. We may pay certain selling firms additional amounts for promoting the Contract and/or educating their registered representatives about the Contract. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

CBSI received sales compensation with respect to the Contract in the following amounts during the periods indicated:

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Fiscal year	Aggregate Amount of Commissions Paid to CBSI	Aggregate Amount of Commissions Retained by CBSI After Payments to its Registered Persons and Selling Firms
2015	$507,123	$148,983
2014	$784,157	$286,395
2013	$856,107	$309,814
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In addition to the compensation paid for sales of the Contracts, we pay compensation when an Owner annuitizes all or a portion of his or her Contract and elects a life contingent annuity payout after the first Contract Year.

VARIABLE ANNUITY PAYMENTS

Assumed Investment Rate
The discussion concerning the amount of variable annuity payments which follows this section is based on an assumed investment rate of 3.5% per year. The assumed investment rate is used merely in order to determine the first monthly payment per thousand dollars of applied value. This rate does not bear any relationship to the actual net investment experience of the Variable Account or of any Subaccount.

Amount of Variable Annuity Payments
The amount of the first variable annuity payment to a Payee will depend on the amount (i.e., the adjusted Contract Value, the Surrender Value, the death benefit) applied to effect the variable annuity payment as of the Annuity Date, the Annuity Payment Option selected, and the age and gender (if, applicable) of the Annuitant. The Contracts contain tables indicating the dollar amount of the first annuity payment under each Annuity Payment Option for each $1,000 applied at various ages. These tables are based upon the 1983 Table A (promulgated by the Society of Actuaries) and an assumed investment rate of 3.5% per year.

The portion of the first monthly variable annuity payment derived from a Subaccount is divided by the Annuity Unit value for that Subaccount (calculated as of the date of the first monthly payment). The number of such units will remain fixed during the annuity period, assuming the Payee makes no exchanges of Annuity Units for Annuity Units of another Subaccount.

In any subsequent month, for any Contract, the dollar amount of the variable annuity payment derived from each Subaccount is determined by multiplying the number of Annuity Units of that Subaccount attributable to that Contract by the value of such Annuity Unit at the end of the Valuation Period immediately preceding the date of such payment.

The Annuity Unit value will increase or decrease from one payment to the next in proportion to the net investment return of the Subaccount or Subaccounts supporting the variable annuity payments, less an adjustment to neutralize the 3.5% assumed investment rate referred to above. Therefore, the dollar amount of annuity payments after the first will vary with the amount by which the net

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investment return of the appropriate Subaccounts is greater or less than 3.5% per year. For example, for a Contract using only one Subaccount to generate variable annuity payments, if that Subaccount has a cumulative net investment return of 5% over a one year period, the first annuity payment in the next year will be approximately 1½% greater than the payment on the same date in the preceding year. If such net investment return is 1% over a one year period, the first annuity payment in the next year will be approximately 2½ percentage points less than the payment on the same date in the preceding year. (See also “ANNUITY PAYMENT OPTIONS, Variable Annuity Payments” in the Prospectus.)

Annuity Unit Value
The value of an Annuity Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See “DESCRIPTION OF THE CONTRACT, Variable Contract Value” in the Prospectus.) The Annuity Unit value for each Subaccount’s first Valuation Period was set at $100. The Annuity Unit value for a Subaccount is calculated for each subsequent Valuation Period by dividing (1) by (2), then multiplying this quotient by (3) and then multiplying the result by (4), where:

(1)	is the Accumulation Unit value for the current Valuation Period;
(2)	is the Accumulation Unit value for the immediately preceding Valuation Period;
(3)	is the Annuity Unit value for the immediately preceding Valuation Period; and
(4)	is a special factor designed to compensate for the assumed investment rate of 3.5% built into the table used to compute the first variable annuity payment.

The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit value and the amount of several variable annuity payments based on one Subaccount.

Illustration of Calculation of Annuity Unit Value
1. Accumulation Unit value for current Valuation Period	12.56
2. Accumulation Unit value for immediately preceding Valuation Period	12.55
3. Annuity Unit value for immediately preceding Valuation Period	103.41
4. Factor to compensate for the assumed investment rate of 3.5%	0.99990575
5. Annuity Unit value of current Valuation Period ((1) / (2)) x (3) x (4)	103.48

Illustration of Variable Annuity Payments
1. Number of Accumulation Units at Annuity Date	1,000.00
2. Accumulation Unit value	$18.00
3. Adjusted Contract Value (1)x(2)	$18,000.00
4. First monthly annuity payment per $1,000 of adjusted Contract Value	$5.63
5. First monthly annuity payment (3)x(4) ÷ 1,000	$101.34
6. Annuity Unit value	$98.00
7. Number of Annuity Units (5)÷(6)	1.034
8. Assume Annuity Unit value for second month equal to	$99.70
9. Second monthly annuity payment (7)x(8)	$103.09
10. Assume Annuity Unit value for third month equal to	$95.30
11. Third monthly annuity payment (7)x(10)	$98.54

OTHER INFORMATION

A registration statement (“Registration Statement”) has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this SAI. Not all the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this SAI. Statements contained in this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

The Variable Account was established as a separate account of CUNA Mutual Life Insurance Company on December 14, 1993. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society on December 31, 2007. CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company on January 31, 2012.

3

INDEPENDENT AUDITORS

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The financial statements of each of the individual Subaccounts comprising the CMFG Variable Annuity Account included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 25, 2016, appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated statutory-basis financial statements of CMFG Life Insurance Company and subsidiary (the “Company”) included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, dated March 24, 2016, appearing herein. Such report 1) expresses an unmodified opinion on the consolidated financial statements and 2) included an emphasis of matter in relation to the inclusion of the accounts of MEMBERS Life Insurance Company, an indirect wholly-owned subsidiary within the Company’s consolidated statutory basis financial statements as of and for the year ended December 31, 2015 and an emphasis of matter in relation to the CMFG Life Insurance Company’s merger with CMFG Life Vermont Inc. which was previously a wholly owned subsidiary. The merger was accounted for as a non-reciprocal transfer and is reflected in the consolidated statutory basis financial statements as if the merger had occurred on January 1, 2015.

The principal business address of Deloitte & Touche LLP is 111 S Wacker Dr., Chicago, IL 60606.


FINANCIAL STATEMENTS

Our and the Variable Account’s financial statements are contained in this SAI. Our financial statements should be distinguished from the Variable Account’s financial statements and you should consider our financial statements only as bearing on our ability to meet our obligations under your Contract.

4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
CMFG Life Insurance Company and
Contract Owners of CMFG Variable Annuity Account:

We have audited the accompanying statement of assets and liabilities for each of the individual subaccounts listed in Appendix A of CMFG Variable Annuity Account (the “Account”) as of December 31, 2015, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods presented in Appendix A. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the fund houses. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual subaccounts comprising CMFG Variable Annuity Account as of December 31, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

February 25, 2016

APPENDIX A
CMFG Variable Annuity Account
	Statement of Assets and		Statements of Changes in
Subaccount	Liabilities	Statement of Operations	Net Assets	Financial Highlights

	As Of	For the	For Each of the	For Each of the

BlackRock Global Allocation V.I. Fund, Class III, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Franklin High Income VIP Fund, Class 4, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Franklin Income VIP Fund, Class 4, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Templeton Developing Markets VIP Fund, Class 2, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Invesco V.I. Growth and Income Fund, Series II Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Invesco V.I. Mid Cap Growth Fund, Series II Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
MFS® Strategic Income Portfolio, Initial Class, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Two Years Ended December 31, 2015 and the period from August 16, 2013* - December 31, 2013
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Three Years Ended December 31, 2015 and Period October 26, 2012* – December 31, 2012
Oppenheimer International Growth Fund/VA, Service Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Oppenheimer Main Street SmallCap Fund®/VA, Service Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Oppenheimer Main Street Fund®/VA, Service Shares, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
PIMCO Total Return Portfolio, Advisor Class, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
T. Rowe Price International Stock Portfolio, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Core Bond Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Core Bond Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Conservative Allocation Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015

APPENDIX A
(continued)

CMFG Variable Annuity Account
	Statement of Assets and		Statements of Changes in
Subaccount	Liabilities	Statement of Operations	Net Assets	Financial Highlights

	As Of	For the	For Each of the	For Each of the

Ultra Series Conservative Allocation Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Diversified Income Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Diversified Income Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Foundation Account, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Foundation Account, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series High Income Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series High Income Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series International Stock Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series International Stock Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Large Cap Growth Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Large Cap Growth Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Large Cap Value Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Large Cap Value Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Mid Cap Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Mid Cap Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Moderate Allocation Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Moderate Allocation Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Money Market Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Money Market Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Small Cap Fund, Class I, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015
Ultra Series Small Cap Fund, Class II, Subaccount	December 31, 2015	Year Ended December 31, 2015	Two Years Ended December 31, 2015	Five Years Ended December 31, 2015

*Date represents commencement of operations.

CMFG Variable Annuity Account Statement of Assets and Liabilities As of December 31, 2015

	BlackRock	Franklin	Franklin	Franklin Mutual
	Global	High Income	Income	Global Discovery
	Allocation V.I.	VIP	VIP	VIP
	Fund, Class III,	Fund, Class 4,	Fund, Class 4,	Fund, Class 4,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$35,649,492	$21,689,887	$17,418,469	$10,578,215

Total assets	35,649,492	21,689,887	17,418,469	10,578,215

Liabilities	-	-	-	-

Net assets	$35,649,492	$21,689,887	$17,418,469	$10,578,215

Net assets
Contracts in accumulation period	$35,649,492	$21,689,887	$17,416,001	$10,575,477
Contracts in annuitization period (note 2)	-	-	2,468	2,738

Total net assets	$35,649,492	$21,689,887	$17,418,469	$10,578,215

Number of shares outstanding	2,733,857	3,901,059	1,202,103	538,058
Net asset value per share	$13.04	$5.56	$14.49	$19.66
Cost of mutual fund shares	$39,400,224	$24,156,563	$17,739,359	$10,800,435

	Templeton	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Developing	Global Real	Government	Growth and
	Markets VIP	Estate Fund,	Securities Fund,	Income,
	Fund, Class 2,	Series II Shares,	Series II Shares,	Series II Shares,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$746,794	$9,058,077	$20,125,765	$50,097,415

Total assets	746,794	9,058,077	20,125,765	50,097,415

Liabilities	-	-	-	-

Net assets	$746,794	$9,058,077	$20,125,765	$50,097,415

Net assets
Contracts in accumulation period	$746,794	$9,055,734	$20,125,765	$50,094,463
Contracts in annuitization period (note 2)	-	2,343	-	2,952

Total net assets	$746,794	$9,058,077	$20,125,765	$50,097,415

Number of shares outstanding	118,164	569,332	1,762,326	2,559,909
Net asset value per share	$6.32	$15.91	$11.42	$19.58
Cost of mutual fund shares	$940,527	$7,165,538	$21,164,294	$46,000,406

See accompanying notes to financial statements
1

CMFG Variable Annuity Account Statement of Assets and Liabilities (continued) As of December 31, 2015

	Invesco V.I.	MFS®	Oppenheimer	Oppenheimer
	Mid Cap	Strategic	Global Strategic	International
	Growth,	Income Portfolio,	Income Fund/VA,	Growth Fund/VA,
	Series II Shares,	Initial Class,	Non-Service Shares,	Service Shares,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$11,875,676	$768,966	$517,304	$24,654,082

Total assets	11,875,676	768,966	517,304	24,654,082

Liabilities	-	-	-	-

Net assets	$11,875,676	$768,966	$517,304	$24,654,082

Net assets
Contracts in accumulation period	$11,875,676	$765,685	$512,562	$24,654,082
Contracts in annuitization period (note 2)	-	3,281	4,742	-

Total net assets	$11,875,676	$768,966	$517,304	$24,654,082

Number of shares outstanding	2,228,082	83,131	106,005	10,765,975
Net asset value per share	$5.33	$9.25	$4.88	$2.29
Cost of mutual fund shares	$7,588,222	$832,994	$585,319	$19,439,834

	Oppenheimer Main	Oppenheimer	PIMCO Commodity-	PIMCO Global
	Street Small Cap	Main Street	RealReturn®	Bond Portfolio
	Fund®/VA,	Fund®/VA,	Strategy Portfolio,	(Unhedged),
	Service Shares,	Service Shares,	Advisor Class,	Advisor Class,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$12,570,396	$25,529,485	$10,062,974	$26,873,845

Total assets	12,570,396	25,529,485	10,062,974	26,873,845

Liabilities	-	-	-	-

Net assets	$12,570,396	$25,529,485	$10,062,974	$26,873,845

Net assets
Contracts in accumulation period	$12,570,396	$25,529,485	$10,062,974	$26,873,845
Contracts in annuitization period (note 2)	-	-	-	-

Total net assets	$12,570,396	$25,529,485	$10,062,974	$26,873,845

Number of shares outstanding	597,168	880,935	1,439,624	2,386,665
Net asset value per share	$21.05	$28.98	$6.99	$11.26
Cost of mutual fund shares	$10,394,563	$18,294,721	$19,712,581	$31,217,859

See accompanying notes to financial statements
2

CMFG Variable Annuity Account Statement of Assets and Liabilities (continued) As of December 31, 2015

	PIMCO	T. Rowe Price	Ultra Series	Ultra Series
	Total Return	International	Aggressive	Aggressive
	Portfolio,	Stock	Allocation	Allocation
	Advisor Class,	Portfolio,	Fund, Class I,	Fund, Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$55,787,785	$5,397,112	$9,466,082	$1,681,110

Total assets	55,787,785	5,397,112	9,466,082	1,681,110

Liabilities	-	-	-	-

Net assets	$55,787,785	$5,397,112	$9,466,082	$1,681,110

Net assets
Contracts in accumulation period	$55,787,785	$5,388,416	$9,402,177	$1,681,110
Contracts in annuitization period (note 2)	-	8,696	63,905	-

Total net assets	$55,787,785	$5,397,112	$9,466,082	$1,681,110

Number of shares outstanding	5,272,948	367,901	1,070,025	190,697
Net asset value per share	$10.58	$14.67	$8.85	$8.82
Cost of mutual fund shares	$58,861,474	$4,929,563	$10,386,541	$1,748,622

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Core Bond	Core Bond	Conservative	Conservative
	Fund,	Fund,	Allocation Fund,	Allocation Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$79,924,038	$20,327,937	$73,586,336	$33,704,558

Total assets	79,924,038	20,327,937	73,586,336	33,704,558

Liabilities	-	-	-	-

Net assets	$79,924,038	$20,327,937	$73,586,336	$33,704,558

Net assets
Contracts in accumulation period	$79,482,753	$20,327,937	$73,555,702	$33,704,558
Contracts in annuitization period (note 2)	441,285	-	30,634	-

Total net assets	$79,924,038	$20,327,937	$73,586,336	$33,704,558

Number of shares outstanding	8,156,679	2,079,414	7,693,453	3,527,500
Net asset value per share	$9.80	$9.78	$9.56	$9.55

Cost of mutual fund shares	$84,300,184	$21,537,954	$77,586,857	$35,159,965

See accompanying notes to financial statements
3

CMFG Variable Annuity Account Statement of Assets and Liabilities (continued) As of December 31, 2015

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Diversified	Diversified	Foundation	Foundation
	Income	Income	Account,	Account,
	Fund, Class I,	Fund, Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$128,969,069	$39,894,352	$354,309	$23,822,945

Total assets	128,969,069	39,894,352	354,309	23,822,945

Liabilities	-	-	-	-

Net assets	$128,969,069	$39,894,352	$354,309	$23,822,945

Net assets
Contracts in accumulation period	$127,947,979	$39,894,352	$354,309	$23,822,945
Contracts in annuitization period (note 2)	1,021,090	-	-	-

Total net assets	$128,969,069	$39,894,352	$354,309	$23,822,945

Number of shares outstanding	6,918,645	2,148,890	36,159	2,436,930
Net asset value per share	$18.64	$18.57	$9.80	$9.78
Cost of mutual fund shares	$126,174,101	$38,219,599	$377,648	$25,560,328

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	High Income	High Income	International	International
	Fund,	Fund,	Stock Fund,	Stock Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$22,923,640	$5,942,842	$29,461,285	$14,640,682

Total assets	22,923,640	5,942,842	29,461,285	14,640,682

Liabilities	-	-	-	-

Net assets	$22,923,640	$5,942,842	$29,461,285	$14,640,682

Net assets
Contracts in accumulation period	$22,847,635	$5,942,842	$29,415,188	$14,640,682
Contracts in annuitization period (note 2)	76,005	-	46,097	-

Total net assets	$22,923,640	$5,942,842	$29,461,285	$14,640,682

Number of shares outstanding	2,849,356	738,021	2,898,592	1,444,396
Net asset value per share	$8.05	$8.05	$10.16	$10.14
Cost of mutual fund shares	$26,902,090	$6,885,673	$31,759,745	$14,123,104

See accompanying notes to financial statements
4

CMFG Variable Annuity Account Statement of Assets and Liabilities (continued) As of December 31, 2015

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Large Cap	Large Cap	Large Cap	Large Cap
	Growth Fund,	Growth Fund,	Value Fund,	Value Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$78,727,230	$27,749,398	$110,597,583	$5,509,100

Total assets	78,727,230	27,749,398	110,597,583	5,509,100

Liabilities	-	-	-	-

Net assets	$78,727,230	$27,749,398	$110,597,583	$5,509,100

Net assets
Contracts in accumulation period	$78,434,405	$27,749,398	$110,044,052	$5,509,100
Contracts in annuitization period (note 2)	292,825	-	553,531	-

Total net assets	$78,727,230	$27,749,398	$110,597,583	$5,509,100

Number of shares outstanding	3,134,245	1,113,660	4,087,154	205,062
Net asset value per share	$25.12	$24.92	$27.06	$26.87
Cost of mutual fund shares	$70,160,180	$25,292,044	$118,022,360	$5,186,281

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Mid Cap	Mid Cap	Moderate	Moderate
	Fund,	Fund,	Allocation	Allocation
	Class I,	Class II,	Fund, Class I,	Fund, Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$75,149,425	$12,709,658	$118,228,859	$30,762,046

Total assets	75,149,425	12,709,658	118,228,859	30,762,046

Liabilities	-	-	-	-

Net assets	$75,149,425	$12,709,658	$118,228,859	$30,762,046

Net assets
Contracts in accumulation period	$74,965,341	$12,709,658	$117,905,226	$30,762,046
Contracts in annuitization period (note 2)	184,084	-	323,633	-

Total net assets	$75,149,425	$12,709,658	$118,228,859	$30,762,046

Number of shares outstanding	4,258,240	728,752	11,922,799	3,108,188
Net asset value per share	$17.65	$17.44	$9.92	$9.90
Cost of mutual fund shares	$66,768,115	$10,659,189	$122,396,546	$29,587,030

See accompanying notes to financial statements
5

CMFG Variable Annuity Account Statement of Assets and Liabilities (continued) As of December 31, 2015

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Money Market	Money Market	Small Cap	Small Cap
	Fund,	Fund,	Fund,	Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Assets
Investments in mutual funds at fair value	$12,813,628	$1,929,657	$3,328,224	$1,371,786

Total assets	12,813,628	1,929,657	3,328,224	1,371,786

Liabilities	-	-	-	-

Net assets	$12,813,628	$1,929,657	$3,328,224	$1,371,786

Net assets
Contracts in accumulation period	$12,756,377	$1,929,657	$3,328,224	$1,371,786
Contracts in annuitization period (note 2)	57,251	-	-	-

Total net assets	$12,813,628	$1,929,657	$3,328,224	$1,371,786

Number of shares outstanding	12,813,628	1,929,657	502,928	209,047
Net asset value per share	$1.00	$1.00	$6.62	$6.56
Cost of mutual fund shares	$12,813,628	$1,929,657	$4,412,419	$1,787,369

See accompanying notes to financial statements
6

CMFG Variable Annuity Account Statement of Operations For the Year Ended December 31, 2015

	BlackRock	Franklin	Franklin	Franklin Mutual
	Global	High Income	Income	Global Discovery
	Allocation V.I.	VIP	VIP	VIP
	Fund, Class III,	Fund, Class 4,	Fund, Class 4,	Fund, Class 4,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$395,043	$1,604,998	$1,037,576	$299,309
Mortality and expense charges (note 3)	(453,618)	(281,124)	(259,828)	(134,855)
Administrative charges	(67,241)	(44,929)	(30,408)	(17,785)

Net investment income (loss)	(125,816)	1,278,945	747,340	146,669

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	(95,711)	(6,138)	148,892	142,864
Realized gain distributions	2,216,905	-	-	642,915

Net realized gain (loss) on investments	2,121,194	(6,138)	148,892	785,779

Net change in unrealized appreciation
(depreciation) on investments	(2,807,387)	(3,815,841)	(2,740,556)	(1,487,574)

Net increase (decrease) in net assets
resulting from operations	$(812,009)	$(2,543,034)	$(1,844,324)	$(555,126)

	Templeton	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Developing	Global Real	Government	Growth and
	Markets VIP	Estate Fund,	Securities Fund,	Income,
	Fund, Class 2,	Series II Shares,	Series II Shares,	Series II Shares,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$19,170	$320,003	$413,095	$1,405,540
Mortality and expense charges (note 3)	(11,543)	(113,429)	(251,292)	(632,938)
Administrative charges	(1,385)	(17,412)	(41,365)	(102,097)

Net investment income (loss)	6,242	189,162	120,438	670,505

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	(3,285)	413,906	(123,679)	2,093,855
Realized gain distributions	122,077	-	-	8,224,244

Net realized gain (loss) on investments	118,792	413,906	(123,679)	10,318,099

Net change in unrealized appreciation
(depreciation) on investments	(327,867)	(878,951)	(261,536)	(13,469,954)

Net increase (decrease) in net assets
resulting from operations	$(202,833)	$(275,883)	$(264,777)	$(2,481,350)

See accompanying notes to financial statements
7

CMFG Variable Annuity Account Statement of Operations (continued) For the Year Ended December 31, 2015

	Invesco V.I.	MFS®	Oppenheimer	Oppenheimer
	Mid Cap	Strategic	Global Strategic	International
	Growth,	Income Portfolio,	Income Fund/VA,	Growth Fund/VA,
	Series II Shares,	Initial Class,	Non-Service Shares,	Service Shares,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$-	$47,256	$34,969	$244,961
Mortality and expense charges (note 3)	(155,157)	(10,482)	(7,355)	(306,387)
Administrative charges	(24,741)	(1,259)	(882)	(48,540)

Net investment income (loss)	(179,898)	35,515	26,732	(109,966)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	1,183,354	(1,628)	(7,828)	829,273
Realized gain distributions	996,711	-	-	1,849,986

Net realized gain (loss) on investments	2,180,065	(1,628)	(7,828)	2,679,259

Net change in unrealized appreciation
(depreciation) on investments	(1,960,962)	(59,416)	(38,422)	(2,082,890)

Net increase (decrease) in net assets
resulting from operations	$39,205	$(25,529)	$(19,518)	$486,403

	Oppenheimer Main	Oppenheimer	PIMCO Commodity-	PIMCO Global
	Street Small Cap	Main Street	RealReturn®	Bond Portfolio
	Fund®/VA,	Fund®/VA,	Strategy Portfolio,	(Unhedged),
	Service Shares,	Service Shares,	Advisor Class,	Advisor Class,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$100,345	$178,933	$461,784	$496,820
Mortality and expense charges (note 3)	(172,148)	(314,171)	(128,061)	(329,525)
Administrative charges	(26,105)	(53,488)	(20,204)	(52,638)

Net investment income (loss)	(97,908)	(188,726)	313,519	114,657

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	855,965	1,772,008	(548,690)	(498,232)
Realized gain distributions	2,324,245	4,185,662	-	-

Net realized gain (loss) on investments	3,180,210	5,957,670	(548,690)	(498,232)

Net change in unrealized appreciation
(depreciation) on investments	(4,069,046)	(5,296,209)	(3,160,399)	(1,211,497)

Net increase (decrease) in net assets
resulting from operations	$(986,744)	$472,735	$(3,395,570)	$(1,595,072)

See accompanying notes to financial statements
8

CMFG Variable Annuity Account Statement of Operations (continued) For the Year Ended December 31, 2015

	PIMCO	T. Rowe Price	Ultra Series	Ultra Series
	Total Return	International	Aggressive	Aggressive
	Portfolio,	Stock	Allocation	Allocation
	Advisor Class,	Portfolio,	Fund, Class I,	Fund, Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$2,864,742	$53,873	$154,569	$22,436
Mortality and expense charges (note 3)	(696,526)	(76,353)	(126,360)	(20,210)
Administrative charges	(104,208)	(9,162)	(10,865)	(2,636)

Net investment income (loss)	2,064,008	(31,642)	17,344	(410)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	(14,912)	135,067	151,710	11,308
Realized gain distributions	602,765	107,746	1,062,588	189,108

Net realized gain (loss) on investments	587,853	242,813	1,214,298	200,416

Net change in unrealized appreciation
(depreciation) on investments	(3,176,596)	(311,480)	(1,467,864)	(246,067)

Net increase (decrease) in net assets
resulting from operations	$(524,735)	$(100,309)	$(236,222)	$(46,061)

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Core Bond	Core Bond	Conservative	Conservative
	Fund,	Fund,	Allocation Fund,	Allocation Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$2,599,915	$616,140	$1,437,573	$552,142
Mortality and expense charges (note 3)	(1,036,374)	(251,705)	(959,503)	(413,803)
Administrative charges	(96,018)	(40,296)	(117,653)	(59,061)

Net investment income (loss)	1,467,523	324,139	360,417	79,278

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	(288,117)	(64,601)	293,104	115,253
Realized gain distributions	-	-	2,811,264	1,287,135

Net realized gain (loss) on investments	(288,117)	(64,601)	3,104,368	1,402,388

Net change in unrealized appreciation
(depreciation) on investments	(2,327,513)	(623,485)	(4,993,522)	(2,268,622)

Net increase (decrease) in net assets
resulting from operations	$(1,148,107)	$(363,947)	$(1,528,737)	$(786,956)

See accompanying notes to financial statements
9

CMFG Variable Annuity Account Statement of Operations (continued) For the Year Ended December 31, 2015

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Diversified	Diversified	Foundation	Foundation
	Income	Income	Account,	Account,
	Fund, Class I,	Fund, Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$3,326,427	$948,746	$11,447	$719,819
Mortality and expense charges (note 3)	(1,672,178)	(486,703)	(4,136)	(280,240)
Administrative charges	(134,147)	(89,185)	(540)	(42,779)

Net investment income (loss)	1,520,102	372,858	6,771	396,800

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	2,736,599	628,286	(257)	(58,033)
Realized gain distributions	7,515,095	2,318,732	-	-

Net realized gain (loss) on investments	10,251,694	2,947,018	(257)	(58,033)

Net change in unrealized appreciation
(depreciation) on investments	(13,524,190)	(3,995,727)	(11,664)	(757,543)

Net increase (decrease) in net assets
resulting from operations	$(1,752,394)	$(675,851)	$(5,150)	$(418,776)

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	High Income	High Income	International	International
	Fund,	Fund,	Stock Fund,	Stock Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$1,396,951	$344,783	$638,284	$275,382
Mortality and expense charges (note 3)	(310,614)	(75,423)	(396,537)	(188,725)
Administrative charges	(24,870)	(12,077)	(35,620)	(30,127)

Net investment income (loss)	1,061,467	257,283	206,127	56,530

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	(447,665)	(47,736)	79,711	168,329
Realized gain distributions	-	-	54,278	26,331

Net realized gain (loss) on investments	(447,665)	(47,736)	133,989	194,660

Net change in unrealized appreciation
(depreciation) on investments	(1,432,901)	(457,876)	(1,685,733)	(1,042,024)

Net increase (decrease) in net assets
resulting from operations	$(819,099)	$(248,329)	$(1,345,617)	$(790,834)

See accompanying notes to financial statements
10

CMFG Variable Annuity Account
Statement of Operations (continued)
For the Year Ended December 31, 2015

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Large Cap	Large Cap	Large Cap	Large Cap
	Growth Fund,	Growth Fund,	Value Fund,	Value Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$912,543	$271,726	$1,418,359	$61,691
Mortality and expense charges (note 3)	(1,016,827)	(347,229)	(1,463,595)	(70,710)
Administrative charges	(91,993)	(55,927)	(132,529)	(11,379)

Net investment income (loss)	(196,277)	(131,430)	(177,765)	(20,398)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	3,516,189	1,074,003	2,115,761	273,189
Realized gain distributions	7,881,462	2,791,568	16,947,197	848,750

Net realized gain (loss) on investments	11,397,651	3,865,571	19,062,958	1,121,939

Net change in unrealized appreciation
(depreciation) on investments	(9,468,937)	(3,205,513)	(23,891,709)	(1,369,578)

Net increase (decrease) in net assets
resulting from operations	$1,732,437	$528,628	$(5,006,516)	$(268,037)

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Mid Cap	Mid Cap	Moderate	Moderate
	Fund,	Fund,	Allocation	Allocation
	Class I,	Class II,	Fund, Class I,	Fund, Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$58,974	$-	$2,076,170	$446,377
Mortality and expense charges (note 3)	(980,854)	(161,805)	(1,520,007)	(377,876)
Administrative charges	(77,980)	(25,844)	(190,576)	(54,904)

Net investment income (loss)	(999,860)	(187,649)	365,587	13,597

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	3,370,842	701,872	1,753,609	452,543
Realized gain distributions	7,521,862	1,283,430	7,833,021	2,043,659

Net realized gain (loss) on investments	10,892,704	1,985,302	9,586,630	2,496,202

Net change in unrealized appreciation
(depreciation) on investments	(9,937,780)	(1,859,038)	(12,528,559)	(3,292,839)

Net increase (decrease) in net assets
resulting from operations	$(44,936)	$(61,385)	$(2,576,342)	$(783,040)

See accompanying notes to financial statements
11

CMFG Variable Annuity Account
Statement of Operations (continued)
For the Year Ended December 31, 2015

	Ultra Series	Ultra Series	Ultra Series	Ultra Series
	Money Market	Money Market	Small Cap	Small Cap
	Fund,	Fund,	Fund,	Fund,
	Class I,	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount	Subaccount

Investment income (loss)
Dividend income	$-	$-	$22,477	$5,802
Mortality and expense charges (note 3)	(158,695)	(20,634)	(46,176)	(18,137)
Administrative charges	(13,879)	(3,029)	(5,488)	(2,842)

Net investment income (loss)	(172,574)	(23,663)	(29,187)	(15,177)

Realized gain (loss) on sale of investments
Net realized gain (loss) on sale
of fund shares	-	-	(91,513)	(17,540)
Realized gain distributions	-	-	764,466	314,960

Net realized gain (loss) on investments	-	-	672,953	297,420

Net change in unrealized appreciation
(depreciation) on investments	-	-	(739,095)	(324,433)

Net increase (decrease) in net assets
resulting from operations	$(172,574)	$(23,663)	$(95,329)	$(42,190)

See accompanying notes to financial statements
12

CMFG Variable Annuity Account
Statements of Changes in Net Assets
For the Years Ended December 31,

	BlackRock Global		Franklin High Income
	Allocation V.I. Fund,		VIP Fund,
	Class III, Subaccount		Class 4, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(125,816)	$360,549	$1,278,945	$1,237,502
Net realized gain (loss) on investments	2,121,194	3,924,357	(6,138)	371,232
Net change in unrealized appreciation
(depreciation) on investments	(2,807,387)	(4,010,835)	(3,815,841)	(1,959,177)

Net increase (decrease) in net assets
resulting from operations	(812,009)	274,071	(2,543,034)	(350,443)

Contract transactions
Payments received from contract owners	221,948	328,883	232,797	316,145
Transfers between subaccounts (including
fixed accounts), net	(1,424,675)	178,419	1,233,364	1,089,934
Payment for contract benefits and terminations	(3,005,909)	(3,142,388)	(2,763,144)	(2,901,826)
Contract charges and fees	(476,348)	(515,215)	(194,123)	(217,615)
Adjustments to net assets allocated to
contracts in payout period	-	-	-	-

Net increase (decrease) in net assets from
contract transactions	(4,684,984)	(3,150,301)	(1,491,106)	(1,713,362)

Total increase (decrease) in net assets	(5,496,993)	(2,876,230)	(4,034,140)	(2,063,805)

Net assets
Beginning of period	41,146,485	44,022,715	25,724,027	27,787,832

End of period	$35,649,492	$41,146,485	$21,689,887	$25,724,027

	Franklin Income		Franklin Mutual Global
	VIP Fund,		Discovery VIP Fund,
	Class 4, Subaccount		Class 4, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$747,340	$939,300	$146,669	$81,580
Net realized gain (loss) on investments	148,892	509,060	785,779	1,178,084
Net change in unrealized appreciation
(depreciation) on investments	(2,740,556)	(581,113)	(1,487,574)	(701,741)

Net increase (decrease) in net assets
resulting from operations	(1,844,324)	867,247	(555,126)	557,923

Contract transactions
Payments received from contract owners	86,651	744,658	110,089	139,123
Transfers between subaccounts (including
fixed accounts), net	(137,748)	1,264,599	(71,647)	(322,616)
Payment for contract benefits and terminations	(6,714,130)	(3,056,146)	(1,076,991)	(1,531,673)
Contract charges and fees	(100,379)	(115,822)	(72,853)	(80,910)
Adjustments to net assets allocated to
contracts in payout period	210	67	232	69

Net increase (decrease) in net assets from
contract transactions	(6,865,396)	(1,162,644)	(1,111,170)	(1,796,007)

Total increase (decrease) in net assets	(8,709,720)	(295,397)	(1,666,296)	(1,238,084)

Net assets
Beginning of period	26,128,189	26,423,586	12,244,511	13,482,595

End of period	$17,418,469	$26,128,189	$10,578,215	$12,244,511

See accompanying notes to financial statements
13

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Templeton Developing		Invesco V.I. Global
	Markets VIP Fund,		Real Estate Fund,
	Class 2, Subaccount		Series II Shares, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$6,242	$996	$189,162	$8,483
Net realized gain (loss) on investments	118,792	37,955	413,906	309,626
Net change in unrealized appreciation
(depreciation) on investments	(327,867)	(154,055)	(878,951)	962,452

Net increase (decrease) in net assets
resulting from operations	(202,833)	(115,104)	(275,883)	1,280,561

Contract transactions
Payments received from contract owners	-	-	111,346	108,465
Transfers between subaccounts (including
fixed accounts), net	706	(40,992)	(338,786)	228,836
Payment for contract benefits and terminations	(88,332)	(133,877)	(943,030)	(931,717)
Contract charges and fees	(449)	(601)	(79,360)	(80,994)
Adjustments to net assets allocated to
contracts in payout period	-	-	193	51

Net increase (decrease) in net assets from
contract transactions	(88,075)	(175,470)	(1,249,637)	(675,359)

Total increase (decrease) in net assets	(290,908)	(290,574)	(1,525,520)	605,202

Net assets
Beginning of period	1,037,702	1,328,276	10,583,597	9,978,395

End of period	$746,794	$1,037,702	$9,058,077	$10,583,597

	Invesco V.I. Government		Invesco V.I. Growth
	Securities Fund,		and Income,
	Series II Shares, Subaccount		Series II Shares, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$120,438	$367,915	$670,505	$71,477
Net realized gain (loss) on investments	(123,679)	(51,129)	10,318,099	10,946,917
Net change in unrealized appreciation
(depreciation) on investments	(261,536)	251,182	(13,469,954)	(6,041,916)

Net increase (decrease) in net assets
resulting from operations	(264,777)	567,968	(2,481,350)	4,976,478

Contract transactions
Payments received from contract owners	44,929	193,462	490,427	469,129
Transfers between subaccounts (including
fixed accounts), net	(433,362)	1,541,614	(1,315,669)	(3,677,372)
Payment for contract benefits and terminations	(2,196,782)	(1,447,723)	(5,527,639)	(5,804,497)
Contract charges and fees	(243,366)	(215,236)	(473,859)	(507,139)
Adjustments to net assets allocated to
contracts in payout period	-	-	246	68

Net increase (decrease) in net assets from
contract transactions	(2,828,581)	72,117	(6,826,494)	(9,519,811)

Total increase (decrease) in net assets	(3,093,358)	640,085	(9,307,844)	(4,543,333)

Net assets
Beginning of period	23,219,123	22,579,038	59,405,259	63,948,592

End of period	$20,125,765	$23,219,123	$50,097,415	$59,405,259

See accompanying notes to financial statements
14

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Invesco V.I. Mid Cap		MFS® Strategic
	Growth,		Income Portfolio,
	Series II Shares, Subaccount		Initial Class, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(179,898)	$(196,135)	$35,515	$16,718
Net realized gain (loss) on investments	2,180,065	1,148,816	(1,628)	1,669
Net change in unrealized appreciation
(depreciation) on investments	(1,960,962)	(78,762)	(59,416)	27

Net increase (decrease) in net assets
resulting from operations	39,205	873,919	(25,529)	18,414

Contract transactions
Payments received from contract owners	85,820	74,654	-	-
Transfers between subaccounts (including
fixed accounts), net	(805,745)	(906,031)	(3,612)	(58)
Payment for contract benefits and terminations	(1,310,900)	(1,502,971)	(93,945)	(88,764)
Contract charges and fees	(93,059)	(103,600)	(434)	(470)
Adjustments to net assets allocated to
contracts in payout period	-	-	(10)	(1,173)

Net increase (decrease) in net assets from
contract transactions	(2,123,884)	(2,437,948)	(98,001)	(90,465)

Total increase (decrease) in net assets	(2,084,679)	(1,564,029)	(123,530)	(72,051)

Net assets
Beginning of period	13,960,355	15,524,384	892,496	964,547

End of period	$11,875,676	$13,960,355	$768,966	$892,496

	Oppenheimer Global		Oppenheimer International
	Strategic Income Fund/VA,		Growth Fund/VA,
	Non-Service Shares, Subaccount		Service Shares, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$26,732	$19,627	$(109,966)	$(117,092)
Net realized gain (loss) on investments	(7,828)	(2,853)	2,679,259	1,835,749
Net change in unrealized appreciation
(depreciation) on investments	(38,422)	(6,045)	(2,082,890)	(4,162,232)

Net increase (decrease) in net assets
resulting from operations	(19,518)	10,729	486,403	(2,443,575)

Contract transactions
Payments received from contract owners	-	-	229,672	212,808
Transfers between subaccounts (including
fixed accounts), net	(14,070)	(5,081)	837,811	116,777
Payment for contract benefits and terminations	(72,769)	(84,195)	(3,072,762)	(2,674,240)
Contract charges and fees	(319)	(388)	(220,283)	(232,486)
Adjustments to net assets allocated to
contracts in payout period	(1,328)	253	-	-

Net increase (decrease) in net assets from
contract transactions	(88,486)	(89,411)	(2,225,562)	(2,577,141)

Total increase (decrease) in net assets	(108,004)	(78,682)	(1,739,159)	(5,020,716)

Net assets
Beginning of period	625,308	703,990	26,393,241	31,413,957

End of period	$517,304	$625,308	$24,654,082	$26,393,241

See accompanying notes to financial statements
15

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Oppenheimer Main Street		Oppenheimer Main
	Small Cap Fund®/VA,		Street Fund®/VA,
	Service Shares, Subaccount		Service Shares, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(97,908)	$(117,956)	$(188,726)	$(234,628)
Net realized gain (loss) on investments	3,180,210	3,648,856	5,957,670	3,100,400
Net change in unrealized appreciation
(depreciation) on investments	(4,069,046)	(1,904,531)	(5,296,209)	(338,319)

Net increase (decrease) in net assets
resulting from operations	(986,744)	1,626,369	472,735	2,527,453

Contract transactions
Payments received from contract owners	134,290	104,198	159,200	205,319
Transfers between subaccounts (including
fixed accounts), net	(591,230)	(953,520)	(951,876)	(1,696,920)
Payment for contract benefits and terminations	(2,711,015)	(1,703,856)	(2,783,097)	(3,332,988)
Contract charges and fees	(108,781)	(118,992)	(198,574)	(228,311)
Adjustments to net assets allocated to
contracts in payout period	-	-	-	-

Net increase (decrease) in net assets from
contract transactions	(3,276,736)	(2,672,170)	(3,774,347)	(5,052,900)

Total increase (decrease) in net assets	(4,263,480)	(1,045,801)	(3,301,612)	(2,525,447)

Net assets
Beginning of period	16,833,876	17,879,677	28,831,097	31,356,544

End of period	$12,570,396	$16,833,876	$25,529,485	$28,831,097

	PIMCO Commodity-		PIMCO Global Bond
	RealReturn® Strategy Portfolio,		Portfolio (Unhedged),
	Advisor Class, Subaccount		Advisor Class, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$313,519	$(149,046)	$114,657	$331,430
Net realized gain (loss) on investments	(548,690)	(366,975)	(498,232)	731,757
Net change in unrealized appreciation
(depreciation) on investments	(3,160,399)	(2,198,680)	(1,211,497)	(791,841)

Net increase (decrease) in net assets
resulting from operations	(3,395,570)	(2,714,701)	(1,595,072)	271,346

Contract transactions
Payments received from contract owners	164,083	138,760	279,592	382,541
Transfers between subaccounts (including
fixed accounts), net	3,525,687	1,754,751	1,009,673	2,162,681
Payment for contract benefits and terminations	(1,160,753)	(1,337,951)	(2,985,825)	(3,305,781)
Contract charges and fees	(104,187)	(110,971)	(245,814)	(259,254)
Adjustments to net assets allocated to
contracts in payout period	-	-	-	-

Net increase (decrease) in net assets from
contract transactions	2,424,830	444,589	(1,942,374)	(1,019,813)

Total increase (decrease) in net assets	(970,740)	(2,270,112)	(3,537,446)	(748,467)

Net assets
Beginning of period	11,033,714	13,303,826	30,411,291	31,159,758

End of period	$10,062,974	$11,033,714	$26,873,845	$30,411,291

See accompanying notes to financial statements
16

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	PIMCO Total Return		T. Rowe Price
	Portfolio,		International Stock
	Advisor Class, Subaccount		Portfolio, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$2,064,008	$507,953	$(31,642)	$(28,386)
Net realized gain (loss) on investments	587,853	(13,427)	242,813	196,405
Net change in unrealized appreciation
(depreciation) on investments	(3,176,596)	1,410,692	(311,480)	(333,782)

Net increase (decrease) in net assets
resulting from operations	(524,735)	1,905,218	(100,309)	(165,763)

Contract transactions
Payments received from contract owners	551,005	645,351	-	-
Transfers between subaccounts (including
fixed accounts), net	(1,079,376)	1,093,461	(112,684)	(81,221)
Payment for contract benefits and terminations	(7,437,743)	(8,552,315)	(638,574)	(815,021)
Contract charges and fees	(413,930)	(448,766)	(3,118)	(3,495)
Adjustments to net assets allocated to
contracts in payout period	-	-	(2,231)	(73)

Net increase (decrease) in net assets from
contract transactions	(8,380,044)	(7,262,269)	(756,607)	(899,810)

Total increase (decrease) in net assets	(8,904,779)	(5,357,051)	(856,916)	(1,065,573)

Net assets
Beginning of period	64,692,564	70,049,615	6,254,028	7,319,601

End of period	$55,787,785	$64,692,564	$5,397,112	$6,254,028

	Ultra Series		Ultra Series
	Aggressive Allocation Fund,		Aggressive Allocation Fund,
	Class I, Subaccount		Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$17,344	$60,838	$(410)	$6,332
Net realized gain (loss) on investments	1,214,298	2,942,794	200,416	363,859
Net change in unrealized appreciation
(depreciation) on investments	(1,467,864)	(2,227,631)	(246,067)	(273,316)

Net increase (decrease) in net assets
resulting from operations	(236,222)	776,001	(46,061)	96,875

Contract transactions
Payments received from contract owners	87,195	279,274	967	65,241
Transfers between subaccounts (including
fixed accounts), net	(438,504)	(1,683,822)	6,407	(44,395)
Payment for contract benefits and terminations	(1,934,904)	(2,887,424)	(88,427)	(215,461)
Contract charges and fees	(9,452)	(20,474)	(1,568)	(3,732)
Adjustments to net assets allocated to
contracts in payout period	1,619	556	-	-

Net increase (decrease) in net assets from
contract transactions	(2,294,046)	(4,311,890)	(82,621)	(198,347)

Total increase (decrease) in net assets	(2,530,268)	(3,535,889)	(128,682)	(101,472)

Net assets
Beginning of period	11,996,350	15,532,239	1,809,792	1,911,264

End of period	$9,466,082	$11,996,350	$1,681,110	$1,809,792

See accompanying notes to financial statements
17

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series		Ultra Series
	Core Bond Fund,		Core Bond Fund,
	Class I, Subaccount		Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$1,467,523	$1,756,414	$324,139	$369,429
Net realized gain (loss) on investments	(288,117)	(266,850)	(64,601)	(21,143)
Net change in unrealized appreciation
(depreciation) on investments	(2,327,513)	2,526,421	(623,485)	427,931

Net increase (decrease) in net assets
resulting from operations	(1,148,107)	4,015,985	(363,947)	776,217

Contract transactions
Payments received from contract owners	856,130	666,154	453,029	232,958
Transfers between subaccounts (including
fixed accounts), net	720,797	588,490	163,291	1,309,120
Payment for contract benefits and terminations	(16,954,821)	(22,794,389)	(2,364,360)	(1,962,241)
Contract charges and fees	(198,587)	(221,292)	(197,975)	(202,034)
Adjustments to net assets allocated to
contracts in payout period	(5,175)	(1,637)	-	-

Net increase (decrease) in net assets from
contract transactions	(15,581,656)	(21,762,674)	(1,946,015)	(622,197)

Total increase (decrease) in net assets	(16,729,763)	(17,746,689)	(2,309,962)	154,020

Net assets
Beginning of period	96,653,801	114,400,490	22,637,899	22,483,879

End of period	$79,924,038	$96,653,801	$20,327,937	$22,637,899

	Ultra Series		Ultra Series
	Conservative Allocation Fund,		Conservative Allocation Fund,
	Class I, Subaccount		Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$360,417	$739,837	$79,278	$197,080
Net realized gain (loss) on investments	3,104,368	8,615,094	1,402,388	3,430,855
Net change in unrealized appreciation
(depreciation) on investments	(4,993,522)	(5,027,404)	(2,268,622)	(1,967,592)

Net increase (decrease) in net assets
resulting from operations	(1,528,737)	4,327,527	(786,956)	1,660,343

Contract transactions
Payments received from contract owners	863,260	1,329,979	309,331	473,002
Transfers between subaccounts (including
fixed accounts), net	(1,419,685)	417,360	(564,834)	(1,046,657)
Payment for contract benefits and terminations	(14,948,137)	(15,605,422)	(2,803,638)	(3,005,971)
Contract charges and fees	(305,241)	(335,958)	(293,289)	(304,798)
Adjustments to net assets allocated to
contracts in payout period	(6,614)	(391)	-	-

Net increase (decrease) in net assets from
contract transactions	(15,816,417)	(14,194,432)	(3,352,430)	(3,884,424)

Total increase (decrease) in net assets	(17,345,154)	(9,866,905)	(4,139,386)	(2,224,081)

Net assets
Beginning of period	90,931,490	100,798,395	37,843,944	40,068,025

End of period	$73,586,336	$90,931,490	$33,704,558	$37,843,944

See accompanying notes to financial statements
18

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series		Ultra Series
	Diversified Income Fund,		Diversified Income Fund,
	Class I, Subaccount		Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$1,520,102	$1,603,482	$372,858	$368,292
Net realized gain (loss) on investments	10,251,694	14,301,382	2,947,018	3,623,821
Net change in unrealized appreciation
(depreciation) on investments	(13,524,190)	(6,894,232)	(3,995,727)	(1,661,952)

Net increase (decrease) in net assets
resulting from operations	(1,752,394)	9,010,632	(675,851)	2,330,161

Contract transactions
Payments received from contract owners	1,349,116	1,308,020	303,678	1,001,125
Transfers between subaccounts (including
fixed accounts), net	(3,226,809)	1,621,096	(662,729)	1,157,900
Payment for contract benefits and terminations	(22,116,158)	(25,439,103)	(3,457,648)	(2,961,388)
Contract charges and fees	(193,160)	(213,783)	(385,236)	(357,101)
Adjustments to net assets allocated to
contracts in payout period	(29,974)	(1,487)	-	-

Net increase (decrease) in net assets from
contract transactions	(24,216,985)	(22,725,257)	(4,201,935)	(1,159,464)

Total increase (decrease) in net assets	(25,969,379)	(13,714,625)	(4,877,786)	1,170,697

Net assets
Beginning of period	154,938,448	168,653,073	44,772,138	43,601,441

End of period	$128,969,069	$154,938,448	$39,894,352	$44,772,138

	Ultra Series		Ultra Series
	Foundation Account,		Foundation Account,
	Class I, Subaccount		Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$6,771	$7,200	$396,800	$403,674
Net realized gain (loss) on investments	(257)	(96)	(58,033)	(42,868)
Net change in unrealized appreciation
(depreciation) on investments	(11,664)	3,926	(757,543)	474,139

Net increase (decrease) in net assets
resulting from operations	(5,150)	11,030	(418,776)	834,945

Contract transactions
Payments received from contract owners	-	-	133,860	190,285
Transfers between subaccounts (including
fixed accounts), net	(152)	126,974	874,317	(185,192)
Payment for contract benefits and terminations	(4,786)	-	(1,261,215)	(796,173)
Contract charges and fees	(15)	(34)	(29,817)	(26,618)
Adjustments to net assets allocated to
contracts in payout period	-	-	-	-

Net increase (decrease) in net assets from
contract transactions	(4,953)	126,940	(282,855)	(817,698)

Total increase (decrease) in net assets	(10,103)	137,970	(701,631)	17,247

Net assets
Beginning of period	364,412	226,442	24,524,576	24,507,329

End of period	$354,309	$364,412	$23,822,945	$24,524,576

See accompanying notes to financial statements
19

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series		Ultra Series
	High Income Fund,		High Income Fund,
	Class I, Subaccount		Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$1,061,467	$1,458,042	$257,283	$317,629
Net realized gain (loss) on investments	(447,665)	(103,972)	(47,736)	(750)
Net change in unrealized appreciation
(depreciation) on investments	(1,432,901)	(1,067,366)	(457,876)	(304,314)

Net increase (decrease) in net assets
resulting from operations	(819,099)	286,704	(248,329)	12,565

Contract transactions
Payments received from contract owners	145,508	153,455	52,627	73,727
Transfers between subaccounts (including
fixed accounts), net	86,138	(268,816)	188,430	175,475
Payment for contract benefits and terminations	(5,730,872)	(6,726,148)	(663,846)	(416,325)
Contract charges and fees	(41,741)	(46,858)	(71,515)	(65,471)
Adjustments to net assets allocated to
contracts in payout period	(509)	262	-	-

Net increase (decrease) in net assets from
contract transactions	(5,541,476)	(6,888,105)	(494,304)	(232,594)

Total increase (decrease) in net assets	(6,360,575)	(6,601,401)	(742,633)	(220,029)

Net assets
Beginning of period	29,284,215	35,885,616	6,685,475	6,905,504

End of period	$22,923,640	$29,284,215	$5,942,842	$6,685,475

	Ultra Series		Ultra Series
	International Stock Fund,		International Stock Fund,
	Class I, Subaccount		Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$206,127	$899,278	$56,530	$356,471
Net realized gain (loss) on investments	133,989	3,991,447	194,660	1,836,423
Net change in unrealized appreciation
(depreciation) on investments	(1,685,733)	(7,920,170)	(1,042,024)	(3,617,009)

Net increase (decrease) in net assets
resulting from operations	(1,345,617)	(3,029,445)	(790,834)	(1,424,115)

Contract transactions
Payments received from contract owners	479,742	466,523	199,376	171,734
Transfers between subaccounts (including
fixed accounts), net	785,921	(445,702)	899,308	(237,902)
Payment for contract benefits and terminations	(5,863,977)	(6,502,074)	(1,668,388)	(1,299,507)
Contract charges and fees	(80,817)	(93,369)	(173,041)	(169,980)
Adjustments to net assets allocated to
contracts in payout period	693	(171)	-	-

Net increase (decrease) in net assets from
contract transactions	(4,678,438)	(6,574,793)	(742,745)	(1,535,655)

Total increase (decrease) in net assets	(6,024,055)	(9,604,238)	(1,533,579)	(2,959,770)

Net assets
Beginning of period	35,485,340	45,089,578	16,174,261	19,134,031

End of period	$29,461,285	$35,485,340	$14,640,682	$16,174,261

See accompanying notes to financial statements
20

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series Large Cap Growth Fund, Class I, Subaccount		Ultra Series Large Cap Growth Fund, Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(196,277)	$(614,222)	$(131,430)	$(275,224)
Net realized gain (loss) on investments	11,397,651	19,653,976	3,865,571	6,507,222
Net change in unrealized appreciation
(depreciation) on investments	(9,468,937)	(9,834,924)	(3,205,513)	(3,046,675)

Net increase (decrease) in net assets
resulting from operations	1,732,437	9,204,830	528,628	3,185,323

Contract transactions
Payments received from contract owners	680,028	911,320	298,751	274,886
Transfers between subaccounts (including
fixed accounts), net	(1,827,188)	(3,594,340)	(2,019,969)	(2,687,079)
Payment for contract benefits and terminations	(12,661,704)	(14,147,079)	(2,911,479)	(2,283,739)
Contract charges and fees	(121,417)	(138,729)	(315,124)	(303,669)
Adjustments to net assets allocated to
contracts in payout period	1,884	(4,572)	-	-

Net increase (decrease) in net assets from
contract transactions	(13,928,397)	(16,973,400)	(4,947,821)	(4,999,601)

Total increase (decrease) in net assets	(12,195,960)	(7,768,570)	(4,419,193)	(1,814,278)

Net assets
Beginning of period	90,923,190	98,691,760	32,168,591	33,982,869

End of period	$78,727,230	$90,923,190	$27,749,398	$32,168,591

	Ultra Series Large Cap Value Fund, Class I, Subaccount		Ultra Series Large Cap Value Fund, Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(177,765)	$(59,277)	$(20,398)	$(14,046)
Net realized gain (loss) on investments	19,062,958	25,298,885	1,121,939	1,381,466
Net change in unrealized appreciation
(depreciation) on investments	(23,891,709)	(10,738,950)	(1,369,578)	(677,618)

Net increase (decrease) in net assets
resulting from operations	(5,006,516)	14,500,658	(268,037)	689,802

Contract transactions
Payments received from contract owners	1,402,573	1,206,148	78,372	98,721
Transfers between subaccounts (including
fixed accounts), net	(2,076,824)	(4,548,927)	(250,384)	(392,572)
Payment for contract benefits and terminations	(19,483,183)	(20,586,930)	(692,704)	(512,515)
Contract charges and fees	(146,195)	(168,363)	(58,458)	(57,886)
Adjustments to net assets allocated to
contracts in payout period	(21,554)	(62,327)	-	-

Net increase (decrease) in net assets from
contract transactions	(20,325,183)	(24,160,399)	(923,174)	(864,252)

Total increase (decrease) in net assets	(25,331,699)	(9,659,741)	(1,191,211)	(174,450)

Net assets
Beginning of period	135,929,282	145,589,023	6,700,311	6,874,761

End of period	$110,597,583	$135,929,282	$5,509,100	$6,700,311

See accompanying notes to financial statements
21

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series Mid Cap Fund, Class I, Subaccount		Ultra Series Mid Cap Fund, Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(999,860)	$(1,145,735)	$(187,649)	$(200,758)
Net realized gain (loss) on investments	10,892,704	24,305,834	1,985,302	3,920,645
Net change in unrealized appreciation
(depreciation) on investments	(9,937,780)	(15,949,542)	(1,859,038)	(2,577,361)

Net increase (decrease) in net assets
resulting from operations	(44,936)	7,210,557	(61,385)	1,142,526

Contract transactions
Payments received from contract owners	860,635	768,685	209,636	138,315
Transfers between subaccounts (including
fixed accounts), net	(2,236,205)	(3,453,566)	(941,855)	(577,226)
Payment for contract benefits and terminations	(14,047,519)	(14,908,788)	(1,424,806)	(1,258,799)
Contract charges and fees	(117,091)	(132,017)	(139,076)	(139,278)
Adjustments to net assets allocated to
contracts in payout period	4,172	(1,763)	-	-

Net increase (decrease) in net assets from
contract transactions	(15,536,008)	(17,727,449)	(2,296,101)	(1,836,988)

Total increase (decrease) in net assets	(15,580,944)	(10,516,892)	(2,357,486)	(694,462)

Net assets
Beginning of period	90,730,369	101,247,261	15,067,144	15,761,606

End of period	$75,149,425	$90,730,369	$12,709,658	$15,067,144

	Ultra Series Moderate Allocation Fund, Class I, Subaccount		Ultra Series Moderate Allocation Fund, Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$365,587	$974,564	$13,597	$146,714
Net realized gain (loss) on investments	9,586,630	17,152,277	2,496,202	3,865,645
Net change in unrealized appreciation
(depreciation) on investments	(12,528,559)	(10,041,153)	(3,292,839)	(2,264,952)

Net increase (decrease) in net assets
resulting from operations	(2,576,342)	8,085,688	(783,040)	1,747,407

Contract transactions
Payments received from contract owners	1,094,663	1,185,882	192,393	388,623
Transfers between subaccounts (including
fixed accounts), net	(431,071)	(2,966,685)	(217,755)	(493,900)
Payment for contract benefits and terminations	(23,511,464)	(24,613,592)	(2,336,237)	(2,228,074)
Contract charges and fees	(560,019)	(646,341)	(239,835)	(231,745)
Adjustments to net assets allocated to
contracts in payout period	4,742	6,108	-	-

Net increase (decrease) in net assets from
contract transactions	(23,403,149)	(27,034,628)	(2,601,434)	(2,565,096)

Total increase (decrease) in net assets	(25,979,491)	(18,948,940)	(3,384,474)	(817,689)

Net assets
Beginning of period	144,208,350	163,157,290	34,146,520	34,964,209

End of period	$118,228,859	$144,208,350	$30,762,046	$34,146,520

See accompanying notes to financial statements
22

CMFG Variable Annuity Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series Money Market Fund, Class I, Subaccount		Ultra Series Money Market Fund, Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(172,574)	$(263,655)	$(23,663)	$(22,235)
Net realized gain (loss) on investments	-	-	-	-
Net change in unrealized appreciation
(depreciation) on investments	-	-	-	-

Net increase (decrease) in net assets
resulting from operations	(172,574)	(263,655)	(23,663)	(22,235)

Contract transactions
Payments received from contract owners	346,738	154,745	17,630	166,920
Transfers between subaccounts (including
fixed accounts), net	4,355,700	5,956,222	2,265,017	1,076,895
Payment for contract benefits and terminations	(5,442,701)	(20,044,444)	(2,026,303)	(1,183,438)
Contract charges and fees	(10,316)	(26,485)	(31,171)	(39,528)
Adjustments to net assets allocated to
contracts in payout period	(1,952)	(429)	-	-

Net increase (decrease) in net assets from
contract transactions	(752,531)	(13,960,391)	225,173	20,849

Total increase (decrease) in net assets	(925,105)	(14,224,046)	201,510	(1,386)

Net assets
Beginning of period	13,738,733	27,962,779	1,728,147	1,729,533

End of period	$12,813,628	$13,738,733	$1,929,657	$1,728,147

	Ultra Series Small Cap Fund, Class I, Subaccount		Ultra Series Small Cap Fund, Class II, Subaccount

	2015	2014	2015	2014

Increase (decrease) in net assets from operations
Net investment income (loss)	$(29,187)	$(26,267)	$(15,177)	$(14,309)
Net realized gain (loss) on investments	672,953	353,141	297,420	164,086
Net change in unrealized appreciation
(depreciation) on investments	(739,095)	(89,874)	(324,433)	(63,840)

Net increase (decrease) in net assets
resulting from operations	(95,329)	237,000	(42,190)	85,937

Contract transactions
Payments received from contract owners	31,828	82,821	13,457	18,124
Transfers between subaccounts (including
fixed accounts), net	(213,225)	(457,367)	(32,057)	(95,099)
Payment for contract benefits and terminations	(709,567)	(489,237)	(186,416)	(135,194)
Contract charges and fees	(11,128)	(11,860)	(15,170)	(14,820)
Adjustments to net assets allocated to
contracts in payout period	-	-	-	-

Net increase (decrease) in net assets from
contract transactions	(902,092)	(875,643)	(220,186)	(226,989)

Total increase (decrease) in net assets	(997,421)	(638,643)	(262,376)	(141,052)

Net assets
Beginning of period	4,325,645	4,964,288	1,634,162	1,775,214

End of period	$3,328,224	$4,325,645	$1,371,786	$1,634,162

See accompanying notes to financial statements
23

CMFG Variable Annuity Account
Notes to Financial Statements

(1) Organization

The CMFG Variable Annuity Account (the “Account”) is a unit investment trust organized under the laws of the State of Iowa and registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended. The Account was established as a separate account of CMFG Life Insurance Company (the “Company”) to receive and invest net premiums paid by the contract owners to the Company under four variable annuity contracts issued by the Company: MEMBERS® Variable Annuity, MEMBERS® Variable Annuity II, MEMBERS® Choice Variable Annuity and MEMBERS® Variable Annuity III.

The Account is divided into a number of subaccounts and the contract owner makes elections from the subaccounts listed below in which to participate:

BlackRock Variable Series Funds, Inc.	PIMCO Variable Insurance Trust
BlackRock Global Allocation V.I. Fund (2)	PIMCO CommodityRealReturn® Strategy Portfolio
Franklin Templeton Variable Insurance Products Trust	PIMCO Global Bond Portfolio (Unhedged) PIMCO Total Return Portfolio
Franklin High Income VIP Fund
Franklin Income VIP Fund	T. Rowe Price International Series, Inc.
Franklin Mutual Global Discovery VIP Fund	T. Rowe Price International Stock Portfolio (1)
Templeton Developing Markets VIP Fund (1)	Ultra Series Fund(3)
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Aggressive Allocation Fund Core Bond Fund Conservative Allocation Fund
Invesco V.I. Global Real Estate Fund	Diversified Income Fund
Invesco V.I. Government Securities Fund (2)	Foundation Account (4)
Invesco V.I. Growth and Income Fund	High Income Fund
Invesco V.I. Mid Cap Growth Fund	International Stock Fund
MFS® Variable Insurance Trust II	Large Cap Growth Fund Large Cap Value Fund
MFS® Strategic Income Portfolio (1)	Mid Cap Fund
Oppenheimer Variable Account Funds	Moderate Allocation Fund Money Market Fund
Oppenheimer Global Strategic Income Fund/VA (1)	Small Cap Fund
Oppenheimer International Growth Fund/VA
Oppenheimer Main Street Small Cap Fund®/VA
Oppenheimer Main Street Fund®/VA

(1) This subaccount is only available in the MEMBERS® Variable Annuity product.	(3) The Ultra Series Fund offers both Class 1 and 2 shares. Class 2 shares are only available in the MEMBERS® Variable Annuity III product.
(2) This subaccount is only available in the MEMBERS® Variable Annuity III product.	(4) The Foundation Account is only available in the MEMBERS® Variable Annuity III product, and is one of two available subaccounts that invest in the Ultra Series Core Bond Fund.
The Account may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of an underlying open-end management investment company that is registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

The accompanying financial statements include only the contract owner assets, deposits, investment activity, and the contract transactions applicable to the variable portions of the contracts and exclude assets and activity for deposits for fixed dollar benefits, which are included in the general account of the Company. The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

(2) Significant Accounting Policies

Basis of Presentation

The Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

24

CMFG Variable Annuity Account
Notes to Financial Statements

(2) Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation

Investments are made in shares of a fund and are recorded at fair value, determined by the net asset value per share of the respective fund. Investment transactions in each fund are recorded on the trade date. Realized gains and losses on redemptions of the shares of the fund are determined using the average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

The operations of the Account are included in the consolidated federal income tax return of CUNA Mutual Holding Company (“CMHC”), the Company’s ultimate parent, and its subsidiaries. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). The Account’s activities are included in the Company’s taxable income. Under current provisions of the IRC, the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the contracts. Accordingly, no charge for income tax is currently recorded. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

Contracts in Annuitization Period

Contracts in the payout stage (annuitization period) are computed according to the 2000 Individual Annuity Mortality Table using an assumed investment return of 3.5%. The mortality risk arises because the Company bears the risk from contract riders, as described in the Fees and Charges note, which may result in additional amounts being transferred into the Account by the Company to cover greater than expected longevity of annuitants. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

Accounting Standards Updates Pending Adoption

In January 2016, the FASB issued Accounting Standard Update (ASU) No. 2016-01, Recognition and Measurement of Financial Assets and Liabilities (“ASU 2016-01”), effective in 2018. The new standard will require equity investments to be measured at fair value with changes in fair value recognized in net income. Other provisions in ASU 2016-01 were not applicable to the Account. Because the Account currently records the change in fair value of equity investments in the statement of operations in accordance with guidance for investment companies, ASU 2016-01 will have no impact on its financial statements.

(3) Fees and Charges

Contract Charges

Surrender Charge. A surrender charge is assessed against a contract owner’s account upon surrender or partial withdrawal of purchase payments within the first seven years of the contract and, in certain circumstances, surrender charges are waived upon payment of a death benefit or the election of certain annuity payment options.

For purchase payments withdrawn or surrendered within the first year of the contract, the charge is 7% to 9% of the amount of the payment withdrawn or surrendered depending on the product version chosen. The surrender charge decreases by 1% (or the noted percentage decrease outlined in the contract) for each full year that has elapsed since the purchase payment was recorded. No surrender charge is assessed upon the withdrawal or surrender of the contract value in excess of aggregate purchase payments or on purchase payments made more than seven years prior to the withdrawal or surrender. No surrender charge is

25

CMFG Variable Annuity Account
Notes to Financial Statements

(3) Fees and Charges (continued)

assessed on purchase payments made more than four years prior to the withdrawal or surrender for one of the contract options of the MEMBERS® Variable Annuity III product. Subject to certain restrictions in each contract year, an amount equal to 10% of aggregate purchase payments subject to a surrender charge (as of the time of withdrawal or surrender) may be surrendered without a surrender charge. The surrender charge also may be waived in certain circumstances as provided in the contracts. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Annual Contract Fee. On each contract anniversary prior to the annuity date, the Company deducts an annual contract fee of $30 from the contract owner’s account. After the annuity date, the Company deducts this fee from variable annuity payments. A pro-rated portion of the fee is deducted upon annuitization of a contract except on a contract anniversary when the full fee is deducted. The Company currently waives this fee for all contracts with $50,000 or more of contract value for the MEMBERS® Variable Annuity III product and $25,000 or more of contract value for all other products. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Death Benefit Rider Charges. Optional death benefit riders are available on MEMBERS® Variable Annuity II and MEMBERS® Choice Variable Annuity contracts. The Maximum Anniversary Value Death Benefit and 5% Annual Guarantee Death Benefit Riders are available for issue ages 0 to 75. The Minimum Death Benefit Guarantee Rider is available for issue ages 76 to 85. All death benefit rider charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

On each contract anniversary (or upon surrender of the contract) prior to the annuity date, the Company deducts rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.20% of average assets during the prior contract year.

Optional death benefit riders are also available on MEMBERS® Variable Annuity III contracts. The Maximum Anniversary Value Death Benefit, 3% Annual Guarantee Death Benefit and Earnings Enhanced Death Benefit Riders are available for issue ages 0 to 75. On each contract anniversary (or upon surrender of the contract) prior to the annuity date, the Company deducts the applicable rider fees from the contract value. The annual charge for each of these riders ranges from 0.15% to 0.35% of average assets during the prior contract year.

Living Benefit Riders. Optional living benefit riders, such as Guaranteed Minimum Withdrawal Benefit, Guaranteed Lifetime Withdrawal Benefit, and Guaranteed Minimum Accumulation Benefit are available. Charges for these benefits range from 0.50% to 1.75%. Generally, the charge is assessed on the average benefit basis for the prior contract year. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Transfer Fee. No charge is generally made for transfers between subaccounts. However, the Company reserves the right to charge $10 for the 13th and each subsequent transfer during a contract year. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

Premium Taxes. If state or other premium taxes are applicable to a contract, they will be deducted either: (a) from purchase payments as they are received, (b) from contract value upon surrender or partial withdrawal, (c) upon application of adjusted contract value to an annuity payment option, or (d) upon payment of a death benefit. The Company, however, reserves the right to deduct premium taxes at the time it pays such taxes. These charges are deducted by redeeming an appropriate number of units for each contract and are included in contract charges and fees on the accompanying Statements of Changes in Net Assets of the applicable subaccount.

26

CMFG Variable Annuity Account
Notes to Financial Statements

(3) Fees and Charges (continued)

Account Charges

Mortality and Expense Risk Charge. The Company deducts a daily mortality and expense risk charge from the assets of the Account to compensate it for assuming certain mortality and expense risks. The charge is deducted from the assets of the Account at an annual rate of 1.15% to 1.65%. These charges are included in mortality and expense charges in the accompanying Statement of Operations of the applicable subaccount.

Administrative Charge. The Company deducts a daily administrative charge from the assets of the Account to compensate it for certain expenses it incurs in administration of MEMBERS® Variable Annuity and MEMBERS® Variable Annuity III contracts. The charge is deducted from the assets of the Account at an annual rate of 0.15%. These charges are included in administrative charges in the accompanying Statement of Operations of the applicable subaccount.

(4) Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

•	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date.

•
Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active and (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3: One or more significant inputs are unobservable and reflect the Account’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

The hierarchy requires the use of market observable information when available for assessing fair value.

27

CMFG Variable Annuity Account
Notes to Financial Statements

(4) Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2015. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2015 Assets, at Fair Value	Level 2	Total

BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$35,649,492	$35,649,492
Franklin High Income VIP Fund, Class 4, Subaccount	21,689,887	21,689,887
Franklin Income VIP Fund, Class 4, Subaccount	17,418,469	17,418,469
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	10,578,215	10,578,215
Templeton Developing Markets VIP Fund, Class 2, Subaccount	746,794	746,794
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	9,058,077	9,058,077
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	20,125,765	20,125,765
Invesco V.I. Growth and Income, Series II Shares, Subaccount	50,097,415	50,097,415
Invesco V.I. Mid Cap Growth, Series II Shares, Subaccount	11,875,676	11,875,676
MFS® Strategic Income Portfolio, Initial Class, Subaccount	768,966	768,966
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	517,304	517,304
Oppenheimer International Growth Fund/VA, Service Shares, Subaccount	24,654,082	24,654,082
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares, Subaccount	12,570,396	12,570,396
Oppenheimer Main Street Fund®/VA, Service Shares, Subaccount	25,529,485	25,529,485
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	10,062,974	10,062,974
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount	26,873,845	26,873,845
PIMCO Total Return Portfolio, Advisor Class, Subaccount	55,787,785	55,787,785
T. Rowe Price International Stock Portfolio, Subaccount	5,397,112	5,397,112
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	9,466,082	9,466,082
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	1,681,110	1,681,110
Ultra Series Core Bond Fund, Class I, Subaccount	79,924,038	79,924,038
Ultra Series Core Bond Fund, Class II, Subaccount	20,327,937	20,327,937
Ultra Series Conservative Allocation Fund, Class I, Subaccount	73,586,336	73,586,336
Ultra Series Conservative Allocation Fund, Class II, Subaccount	33,704,558	33,704,558
Ultra Series Diversified Income Fund, Class I, Subaccount	128,969,069	128,969,069
Ultra Series Diversified Income Fund, Class II, Subaccount	39,894,352	39,894,352
Ultra Series Foundation Account, Class I, Subaccount	354,309	354,309
Ultra Series Foundation Account, Class II, Subaccount	23,822,945	23,822,945
Ultra Series High Income Fund, Class I, Subaccount	22,923,640	22,923,640
Ultra Series High Income Fund, Class II, Subaccount	5,942,842	5,942,842
Ultra Series International Stock Fund, Class I, Subaccount	29,461,285	29,461,285
Ultra Series International Stock Fund, Class II, Subaccount	14,640,682	14,640,682
Ultra Series Large Cap Growth Fund, Class I, Subaccount	78,727,230	78,727,230
Ultra Series Large Cap Growth Fund, Class II, Subaccount	27,749,398	27,749,398
Ultra Series Large Cap Value Fund, Class I, Subaccount	110,597,583	110,597,583
Ultra Series Large Cap Value Fund, Class II, Subaccount	5,509,100	5,509,100
Ultra Series Mid Cap Fund, Class I, Subaccount	75,149,425	75,149,425
Ultra Series Mid Cap Fund, Class II, Subaccount	12,709,658	12,709,658
Ultra Series Moderate Allocation Fund, Class I, Subaccount	118,228,859	118,228,859
Ultra Series Moderate Allocation Fund, Class II, Subaccount	30,762,046	30,762,046
Ultra Series Money Market Fund, Class I, Subaccount	12,813,628	12,813,628
Ultra Series Money Market Fund, Class II, Subaccount	1,929,657	1,929,657
Ultra Series Small Cap Fund, Class I, Subaccount	3,328,224	3,328,224
Ultra Series Small Cap Fund, Class II, Subaccount	1,371,786	1,371,786
Total assets	$1,302,977,518	$1,302,977,518

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the year ended December 31, 2015.

28

CMFG Variable Annuity Account
Notes to Financial Statements

(4) Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2014. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2014 Assets, at Fair Value	Level 2	Total

BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$41,146,485	$41,146,485
Franklin High Income VIP Fund, Class 4, Subaccount	25,724,027	25,724,027
Franklin Income VIP Fund, Class 4, Subaccount	26,128,189	26,128,189
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	12,244,511	12,244,511
Templeton Developing Markets VIP Fund, Class 2, Subaccount	1,037,702	1,037,702
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	10,583,597	10,583,597
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	23,219,123	23,219,123
Invesco V.I. Growth and Income, Series II Shares, Subaccount	59,405,259	59,405,259
Invesco V.I. Mid Cap Growth, Series II Shares, Subaccount	13,960,355	13,960,355
MFS® Strategic Income Portfolio, Initial Class, Subaccount	892,496	892,496
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	625,308	625,308
Oppenheimer International Growth Fund/VA, Service Shares, Subaccount	26,393,241	26,393,241
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares, Subaccount	16,833,876	16,833,876
Oppenheimer Main Street Fund®/VA, Service Shares, Subaccount	28,831,097	28,831,097
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	11,033,714	11,033,714
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount	30,411,291	30,411,291
PIMCO Total Return Portfolio, Advisor Class, Subaccount	64,692,564	64,692,564
T. Rowe Price International Stock Portfolio, Subaccount	6,254,028	6,254,028
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	11,996,350	11,996,350
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	1,809,792	1,809,792
Ultra Series Core Bond Fund, Class I, Subaccount	96,653,801	96,653,801
Ultra Series Core Bond Fund, Class II, Subaccount	22,637,899	22,637,899
Ultra Series Conservative Allocation Fund, Class I, Subaccount	90,931,490	90,931,490
Ultra Series Conservative Allocation Fund, Class II, Subaccount	37,843,944	37,843,944
Ultra Series Diversified Income Fund, Class I, Subaccount	154,938,448	154,938,448
Ultra Series Diversified Income Fund, Class II, Subaccount	44,772,138	44,772,138
Ultra Series Foundation Account, Class I, Subaccount	364,412	364,412
Ultra Series Foundation Account, Class II, Subaccount	24,524,576	24,524,576
Ultra Series High Income Fund, Class I, Subaccount	29,284,215	29,284,215
Ultra Series High Income Fund, Class II, Subaccount	6,685,475	6,685,475
Ultra Series International Stock Fund, Class I, Subaccount	35,485,340	35,485,340
Ultra Series International Stock Fund, Class II, Subaccount	16,174,261	16,174,261
Ultra Series Large Cap Growth Fund, Class I, Subaccount	90,923,190	90,923,190
Ultra Series Large Cap Growth Fund, Class II, Subaccount	32,168,591	32,168,591
Ultra Series Large Cap Value Fund, Class I, Subaccount	135,929,282	135,929,282
Ultra Series Large Cap Value Fund, Class II, Subaccount	6,700,311	6,700,311
Ultra Series Mid Cap Fund, Class I, Subaccount	90,730,369	90,730,369
Ultra Series Mid Cap Fund, Class II, Subaccount	15,067,144	15,067,144
Ultra Series Moderate Allocation Fund, Class I, Subaccount	144,208,350	144,208,350
Ultra Series Moderate Allocation Fund, Class II, Subaccount	34,146,520	34,146,520
Ultra Series Money Market Fund, Class I, Subaccount	13,738,733	13,738,733
Ultra Series Money Market Fund, Class II, Subaccount	1,728,147	1,728,147
Ultra Series Small Cap Fund, Class I, Subaccount	4,325,645	4,325,645
Ultra Series Small Cap Fund, Class II, Subaccount	1,634,162	1,634,162
Total assets	$1,544,819,448	$1,544,819,448

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the year ended December 31, 2014.

29

CMFG Variable Annuity Account
Notes to Financial Statements

(5) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2015 were as follows:

Year Ended December 31, 2015	Purchases	Sales

BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$2,849,770	$5,443,665
Franklin High Income VIP Fund, Class 4, Subaccount	2,744,840	2,957,002
Franklin Income VIP Fund, Class 4, Subaccount	1,634,365	7,752,421
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	1,461,733	1,783,319
Templeton Developing Markets VIP Fund, Class 2, Subaccount	142,441	102,196
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	532,661	1,593,135
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	779,911	3,488,054
Invesco V.I. Growth and Income, Series II Shares, Subaccount	10,772,431	8,704,175
Invesco V.I. Mid Cap Growth, Series II Shares, Subaccount	1,407,427	2,714,499
MFS® Strategic Income Portfolio, Initial Class, Subaccount	49,705	112,191
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	36,424	98,177
Oppenheimer International Growth Fund/VA, Service Shares, Subaccount	3,113,322	3,598,865
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares, Subaccount	2,929,848	3,980,247
Oppenheimer Main Street Fund®/VA, Service Shares, Subaccount	5,348,415	5,125,826
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	3,527,291	788,942
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount	1,866,337	3,694,054
PIMCO Total Return Portfolio, Advisor Class, Subaccount	4,887,064	10,600,334
T. Rowe Price International Stock Portfolio, Subaccount	167,957	848,460
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	1,762,387	2,976,501
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	219,296	113,219
Ultra Series Core Bond Fund, Class I, Subaccount	4,541,066	18,655,200
Ultra Series Core Bond Fund, Class II, Subaccount	1,390,516	3,012,392
Ultra Series Conservative Allocation Fund, Class I, Subaccount	6,603,715	19,248,451
Ultra Series Conservative Allocation Fund, Class II, Subaccount	2,439,197	4,425,214
Ultra Series Diversified Income Fund, Class I, Subaccount	13,177,618	28,359,407
Ultra Series Diversified Income Fund, Class II, Subaccount	3,884,923	5,395,268
Ultra Series Foundation Account, Class I, Subaccount	11,874	10,056
Ultra Series Foundation Account, Class II, Subaccount	1,728,356	1,614,410
Ultra Series High Income Fund, Class I, Subaccount	1,902,842	6,382,851
Ultra Series High Income Fund, Class II, Subaccount	540,806	777,828
Ultra Series International Stock Fund, Class I, Subaccount	1,993,390	6,411,423
Ultra Series International Stock Fund, Class II, Subaccount	1,033,371	1,693,254
Ultra Series Large Cap Growth Fund, Class I, Subaccount	10,939,833	17,183,045
Ultra Series Large Cap Growth Fund, Class II, Subaccount	3,476,582	5,764,266
Ultra Series Large Cap Value Fund, Class I, Subaccount	19,530,716	23,086,466
Ultra Series Large Cap Value Fund, Class II, Subaccount	1,119,651	1,214,473
Ultra Series Mid Cap Fund, Class I, Subaccount	8,311,370	17,325,377
Ultra Series Mid Cap Fund, Class II, Subaccount	1,598,321	2,798,641
Ultra Series Moderate Allocation Fund, Class I, Subaccount	12,024,162	27,228,703
Ultra Series Moderate Allocation Fund, Class II, Subaccount	2,844,109	3,388,288
Ultra Series Money Market Fund, Class I, Subaccount	7,010,734	7,935,839
Ultra Series Money Market Fund, Class II, Subaccount	2,392,577	2,191,066
Ultra Series Small Cap Fund, Class I, Subaccount	1,110,109	1,276,923
Ultra Series Small Cap Fund, Class II, Subaccount	452,320	372,724

30

CMFG Variable Annuity Account
Notes to Financial Statements

(5) Purchases and Sales of Investments (continued)

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2014 were as follows:

Year Ended December 31, 2014	Purchases	Sales

BlackRock Global Allocation V.I. Fund, Class III, Subaccount	$5,082,707	$4,279,899
Franklin High Income VIP Fund, Class 4, Subaccount	3,547,634	4,023,494
Franklin Income VIP Fund, Class 4, Subaccount	3,583,458	3,806,802
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount	1,515,509	2,394,949
Templeton Developing Markets VIP Fund, Class 2, Subaccount	18,897	193,371
Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount	573,942	1,240,817
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount	1,966,983	1,526,951
Invesco V.I. Growth and Income, Series II Shares, Subaccount	8,598,529	11,033,485
Invesco V.I. Mid Cap Growth, Series II Shares, Subaccount	142,331	2,776,414
MFS® Strategic Income Portfolio, Initial Class, Subaccount	30,104	103,853
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	30,383	100,167
Oppenheimer International Growth Fund/VA, Service Shares, Subaccount	1,647,590	3,761,303
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares, Subaccount	2,744,640	3,137,859
Oppenheimer Main Street Fund®/VA, Service Shares, Subaccount	1,307,134	5,988,953
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount	1,523,566	1,228,023
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount	3,657,670	3,443,604
PIMCO Total Return Portfolio, Advisor Class, Subaccount	3,898,991	10,653,308
T. Rowe Price International Stock Portfolio, Subaccount	108,812	1,000,501
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	2,859,224	5,165,358
Ultra Series Aggressive Allocation Fund, Class II, Subaccount	390,827	287,857
Ultra Series Core Bond Fund, Class I, Subaccount	5,859,055	25,865,314
Ultra Series Core Bond Fund, Class II, Subaccount	2,093,541	2,346,308
Ultra Series Conservative Allocation Fund, Class I, Subaccount	12,566,327	18,994,979
Ultra Series Conservative Allocation Fund, Class II, Subaccount	4,667,463	5,419,109
Ultra Series Diversified Income Fund, Class I, Subaccount	16,162,964	27,298,303
Ultra Series Diversified Income Fund, Class II, Subaccount	6,003,894	3,897,606
Ultra Series Foundation Account, Class I, Subaccount	138,947	4,807
Ultra Series Foundation Account, Class II, Subaccount	1,077,533	1,491,558
Ultra Series High Income Fund, Class I, Subaccount	2,497,120	7,927,184
Ultra Series High Income Fund, Class II, Subaccount	695,401	610,366
Ultra Series International Stock Fund, Class I, Subaccount	4,980,592	7,939,662
Ultra Series International Stock Fund, Class II, Subaccount	2,269,733	2,206,381
Ultra Series Large Cap Growth Fund, Class I, Subaccount	16,031,746	19,877,212
Ultra Series Large Cap Growth Fund, Class II, Subaccount	5,438,032	5,786,039
Ultra Series Large Cap Value Fund, Class I, Subaccount	22,322,056	27,196,184
Ultra Series Large Cap Value Fund, Class II, Subaccount	1,214,177	1,133,066
Ultra Series Mid Cap Fund, Class I, Subaccount	18,305,090	19,484,370
Ultra Series Mid Cap Fund, Class II, Subaccount	3,269,030	2,338,271
Ultra Series Moderate Allocation Fund, Class I, Subaccount	18,260,628	31,445,658
Ultra Series Moderate Allocation Fund, Class II, Subaccount	4,412,765	3,772,379
Ultra Series Money Market Fund, Class I, Subaccount	7,489,299	21,713,345
Ultra Series Money Market Fund, Class II, Subaccount	1,524,312	1,525,698
Ultra Series Small Cap Fund, Class I, Subaccount	862,479	1,310,129
Ultra Series Small Cap Fund, Class II, Subaccount	238,252	305,796

31

CMFG Variable Annuity Account
Notes to Financial Statements

(6) Changes in Units Outstanding

     The changes in units outstanding for the years ended December 31, 2015 and 2014 were as follows:

	BlackRock	Franklin	Franklin
	Global	High Income	Income
	Allocation V.I.	VIP	VIP
	Fund, Class III,	Fund, Class 4,	Fund, Class 4,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	3,486,244	1,906,120	2,043,888
Units issued	216,077	1,820,206	1,431,089
Units redeemed	(466,260)	(1,936,469)	(1,516,768)

Units outstanding at December 31, 2014	3,236,061	1,789,857	1,958,209
Units issued	134,187	1,704,144	1,165,192
Units redeemed	(500,614)	(1,809,036)	(1,694,966)

Units outstanding at December 31, 2015	2,869,634	1,684,965	1,428,435

	Franklin Mutual	Templeton	Invesco V.I.
	Global Discovery	Developing	Global Real
	VIP	Markets VIP	Estate Fund,
	Fund, Class 4,	Fund, Class 2,	Series II Shares,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	1,012,976	90,990	1,055,768
Units issued	901,673	-	1,022,898
Units redeemed	(1,031,354)	(12,286)	(1,085,503)

Units outstanding at December 31, 2014	883,295	78,704	993,163
Units issued	821,328	-	914,105
Units redeemed	(900,670)	(7,308)	(1,030,527)

Units outstanding at December 31, 2015	803,953	71,396	876,741

	Invesco V.I.	Invesco V.I.	Invesco V.I.
	Government	Growth and	Mid Cap
	Securities Fund,	Income,	Growth,
	Series II Shares,	Series II Shares,	Series II Shares,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	2,185,073	4,689,759	1,122,346
Units issued	2,289,348	4,122,868	958,710
Units redeemed	(2,282,505)	(4,794,806)	(1,131,194)

Units outstanding at December 31, 2014	2,191,916	4,017,821	949,862
Units issued	2,062,638	3,692,464	841,571
Units redeemed	(2,330,435)	(4,159,160)	(980,290)

Units outstanding at December 31, 2015	1,924,119	3,551,125	811,143

	MFS®	Oppenheimer	Oppenheimer
	Strategic	Global Strategic	International
	Income Portfolio,	Income Fund/VA,	Growth Fund/VA,
	Initial Class,	Non-Service Shares,	Service Shares,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	44,786	154,120	2,542,923
Units issued	6	171	2,348,632
Units redeemed	(4,097)	(19,172)	(2,558,377)

Units outstanding at December 31, 2014	40,695	135,119	2,333,178
Units issued	96	85	2,234,072
Units redeemed	(4,578)	(19,185)	(2,426,221)

Units outstanding at December 31, 2015	36,213	116,019	2,141,029

32

CMFG Variable Annuity Account
Notes to Financial Statements

(6) Changes in Units Outstanding (continued)

	Oppenheimer Main	Oppenheimer	PIMCO Commodity-
	Street Small Cap	Main Street	RealReturn®
	Fund®/VA,	Fund®/VA,	Strategy Portfolio,
	Service Shares,	Service Shares,	Advisor Class,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	1,089,174	2,321,595	2,077,128
Units issued	859,583	1,931,950	2,238,001
Units redeemed	(1,017,552)	(2,293,744)	(2,168,852)

Units outstanding at December 31, 2014	931,205	1,959,801	2,146,277
Units issued	765,216	1,691,654	2,901,533
Units redeemed	(945,580)	(1,945,661)	(2,377,862)

Units outstanding at December 31, 2015	750,841	1,705,794	2,669,948

	PIMCO Global	PIMCO	T. Rowe Price
	Bond Portfolio	Total Return	International
	(Unhedged),	Portfolio,	Stock
	Advisor Class,	Advisor Class,	Portfolio,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	2,631,873	5,485,927	368,312
Units issued	2,663,664	4,377,698	212
Units redeemed	(2,747,170)	(4,935,374)	(45,463)

Units outstanding at December 31, 2014	2,548,367	4,928,251	323,061
Units issued	2,532,842	3,889,314	101
Units redeemed	(2,701,547)	(4,528,068)	(37,869)

Units outstanding at December 31, 2015	2,379,662	4,289,497	285,293

	Ultra Series	Ultra Series	Ultra Series
	Aggressive	Aggressive	Core Bond
	Allocation	Allocation	Fund,
	Fund, Class I,	Fund, Class II,	Class I,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	1,384,116	110,805	8,139,589
Units issued	240,170	6,175	6,004,035
Units redeemed	(613,512)	(17,903)	(7,507,625)

Units outstanding at December 31, 2014	1,010,774	99,077	6,635,999
Units issued	205,137	832	5,177,257
Units redeemed	(398,151)	(5,364)	(6,267,725)

Units outstanding at December 31, 2015	817,760	94,545	5,545,531

	Ultra Series	Ultra Series	Ultra Series
	Core Bond	Conservative	Conservative
	Fund,	Allocation Fund,	Allocation Fund,
	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	2,006,777	8,432,947	2,859,064
Units issued	2,012,648	2,459,053	1,152,263
Units redeemed	(2,068,044)	(3,625,783)	(1,427,997)

Units outstanding at December 31, 2014	1,951,381	7,266,217	2,583,330
Units issued	1,903,461	2,013,887	1,000,361
Units redeemed	(2,072,309)	(3,278,259)	(1,227,942)

Units outstanding at December 31, 2015	1,782,533	6,001,845	2,355,749

33

CMFG Variable Annuity Account
Notes to Financial Statements

(6) Changes in Units Outstanding (continued)

	Ultra Series	Ultra Series	Ultra Series
	Diversified	Diversified	Foundation
	Income	Income	Account,
	Fund, Class I,	Fund, Class II,	Class I,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	9,011,661	2,735,167	21,764
Units issued	3,273,099	440,438	11,993
Units redeemed	(4,503,448)	(511,581)	(3)

Units outstanding at December 31, 2014	7,781,312	2,664,024	33,754
Units issued	2,886,545	294,558	-
Units redeemed	(4,091,974)	(549,781)	(442)

Units outstanding at December 31, 2015	6,575,883	2,408,801	33,312

	Ultra Series	Ultra Series	Ultra Series
	Foundation	High Income	High Income
	Account,	Fund,	Fund,
	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	2,342,460	1,948,946	460,749
Units issued	87,693	1,297,453	471,163
Units redeemed	(165,582)	(1,654,647)	(486,298)

Units outstanding at December 31, 2014	2,264,571	1,591,752	445,614
Units issued	139,073	1,127,912	446,630
Units redeemed	(164,312)	(1,432,799)	(479,483)

Units outstanding at December 31, 2015	2,239,332	1,286,865	412,761

	Ultra Series	Ultra Series	Ultra Series
	International	International	Large Cap
	Stock Fund,	Stock Fund,	Growth Fund,
	Class I,	Class II,	Class I,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	2,425,760	1,084,123	5,372,805
Units issued	1,944,334	1,049,652	3,285,074
Units redeemed	(2,292,713)	(1,135,445)	(4,258,070)

Units outstanding at December 31, 2014	2,077,381	998,330	4,399,809
Units issued	1,810,167	1,046,958	2,706,875
Units redeemed	(2,086,634)	(1,094,426)	(3,410,047)

Units outstanding at December 31, 2015	1,800,914	950,862	3,696,637

	Ultra Series	Ultra Series	Ultra Series
	Large Cap	Large Cap	Large Cap
	Growth Fund,	Value Fund,	Value Fund,
	Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	1,812,333	7,491,144	347,785
Units issued	1,628,533	4,261,563	302,525
Units redeemed	(1,885,832)	(5,544,247)	(343,948)

Units outstanding at December 31, 2014	1,555,034	6,208,460	306,362
Units issued	1,423,041	3,588,801	281,250
Units redeemed	(1,660,301)	(4,586,561)	(324,608)

Units outstanding at December 31, 2015	1,317,774	5,210,700	263,004

34

CMFG Variable Annuity Account
Notes to Financial Statements

(6) Changes in Units Outstanding (continued)

	Ultra Series	Ultra Series	Ultra Series
	Mid Cap	Mid Cap	Moderate
	Fund,	Fund,	Allocation
	Class I,	Class II,	Fund, Class I,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	4,404,536	726,151	13,879,124
Units issued	2,765,083	663,272	2,314,770
Units redeemed	(3,541,474)	(747,158)	(4,538,967)

Units outstanding at December 31, 2014	3,628,145	642,265	11,654,927
Units issued	2,256,901	589,443	1,861,021
Units redeemed	(2,909,548)	(686,814)	(3,743,025)

Units outstanding at December 31, 2015	2,975,498	544,894	9,772,923

	Ultra Series	Ultra Series	Ultra Series
	Moderate	Money Market	Money Market
	Allocation	Fund,	Fund,
	Fund, Class II,	Class I,	Class II,
	Subaccount	Subaccount	Subaccount

Units outstanding at December 31, 2013	2,199,955	2,608,748	184,314
Units issued	655,663	1,144,459	278,683
Units redeemed	(814,669)	(2,502,848)	(276,418)

Units outstanding at December 31, 2014	2,040,949	1,250,359	186,579
Units issued	569,269	1,029,281	369,319
Units redeemed	(723,267)	(1,089,440)	(344,791)

Units outstanding at December 31, 2015	1,886,951	1,190,200	211,107

	Ultra Series	Ultra Series
	Small Cap	Small Cap
	Fund,	Fund,
	Class I,	Class II,
	Subaccount	Subaccount

Units outstanding at December 31, 2013	310,516	73,936
Units issued	226,072	63,385
Units redeemed	(281,900)	(72,978)

Units outstanding at December 31, 2014	254,688	64,343
Units issued	176,955	64,313
Units redeemed	(229,670)	(72,961)

Units outstanding at December 31, 2015	201,973	55,695

35

CMFG Variable Annuity Account
Notes to Financial Statements
(7) Financial Highlights
The table below provides financial highlights for each subaccount for the five years ended December 31, 2015. In certain instances, fewer years are presented because the subaccount was not available for the entire five-year period. The unit fair value, the expense ratio and the total returns are presented for the product with the lowest and highest expense ratios. In addition, the lowest unit fair value and total return can exceed the highest unit fair value and total return due to timing of when amounts were actually invested in the respective contract by contract owners.

As of							For the period ended

								(2)	(3)
		Unit Fair Value for				Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest				Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio				(000’s)	Income Ratio	Highest	Expense Ratio

BlackRock Global Allocation V.I. Fund, Class III, Subaccount(b)
12/31/2015	2,870	$12.42	to	$12.27		$35,649	1.00%	1.30% to 1.80%	-2.28%	to	-2.77%
12/31/2014	3,236	12.71	to	12.62		41,146	2.17%	1.30% to 1.80%	0.71%	to	0.16%
12/31/2013	3,486	12.62	to	12.60		44,023	1.04%	1.30% to 1.80%	12.98%	to	12.50%
12/31/2012	3,724	11.17	to	11.20		41,638	1.42%	1.30% to 1.80%	8.55%	to	8.00%
12/31/2011	4,053	10.29	to	10.37		41,756	2.68%	1.30% to 1.80%	-4.81%	to	-5.30%
Franklin High Income VIP Fund, Class 4, Subaccount
12/31/2015	1,685	$13.08	to	$12.93		$21,690	6.57%	1.15% to 1.80%	-10.23%	to	-10.83%
12/31/2014	1,790	14.57	to	14.50		25,724	5.77%	1.15% to 1.80%	-1.29%	to	-1.89%
12/31/2013	1,906	14.76	to	14.78		27,788	7.11%	1.15% to 1.80%	6.49%	to	5.72%
12/31/2012	2,018	13.86	to	13.98		27,674	6.80%	1.15% to 1.80%	14.26%	to	13.38%
12/31/2011	2,246	12.13	to	12.33		27,062	5.92%	1.15% to 1.80%	3.23%	to	2.58%
Franklin Income VIP Fund, Class 4, Subaccount
12/31/2015	1,428	$12.34	to	$12.80		$17,418	4.61%	1.15% to 1.80%	-8.32%	to	-8.77%
12/31/2014	1,958	13.46	to	14.03		26,128	4.75%	1.15% to 1.80%	3.22%	to	2.63%
12/31/2013	2,044	13.04	to	13.67		26,424	6.10%	1.15% to 1.80%	12.71%	to	11.68%
12/31/2012	2,039	11.57	to	12.24		23,493	6.25%	1.15% to 1.80%	11.14%	to	10.57%
12/31/2011	2,136	10.41	to	11.07		22,179	5.68%	1.15% to 1.80%	1.17%	to	0.45%
Franklin Mutual Global Discovery VIP Fund, Class 4, Subaccount
12/31/2015	804	$13.34	to	$13.94		$10,578	2.56%	1.15% to 1.80%	-4.85%	to	-5.43%
12/31/2014	883	14.02	to	14.74		12,245	1.94%	1.15% to 1.80%	4.47%	to	3.66%
12/31/2013	1,013	13.42	to	14.22		13,483	2.09%	1.15% to 1.80%	26.13%	to	25.29%
12/31/2012	1,094	10.64	to	11.35		11,571	2.61%	1.15% to 1.80%	12.00%	to	11.27%
12/31/2011	1,189	9.50	to	10.20		11,251	2.15%	1.15% to 1.80%	4.23%	to	4.76%
Templeton Developing Markets VIP Fund, Class 2, Subaccount(a)
12/31/2015	71	$10.46	to	(a	)	$747	2.08%	1.40%	-20.64%	to	(a )
12/31/2014	79	13.18	to	(a	)	1,038	1.48%	1.40%	-9.73%	to	(a )
12/31/2013	91	14.60	to	(a	)	1,328	1.97%	1.40%	-2.28%	to	(a )
12/31/2012	105	14.94	to	(a	)	1,565	1.40%	1.40%	11.66%	to	(a )
12/31/2011	116	13.38	to	(a	)	1,547	0.96%	1.40%	-17.00%	to	(a )

36

CMFG Variable Annuity Account
Notes to Financial Statements

(7) Financial Highlights (continued)

As of							For the period ended

								(2)	(3)
		Unit Fair Value for				Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest				Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio				(000’s)	Income Ratio	Highest	Expense Ratio

Invesco V.I. Global Real Estate Fund, Series II Shares, Subaccount
12/31/2015	877	$10.71	to	$12.23		$9,058	3.25%	1.15% to 1.80%	-2.81%	to	-3.47%
12/31/2014	993	11.02	to	12.67		10,584	1.41%	1.15% to 1.80%	13.03%	to	12.32%
12/31/2013	1,056	9.75	to	11.28		9,978	3.66%	1.15% to 1.80%	1.25%	to	0.62%
12/31/2012	1,120	9.63	to	11.21		10,476	0.45%	1.15% to 1.80%	26.38%	to	25.53%
12/31/2011	1,204	7.62	to	8.93		8,923	3.85%	1.15% to 1.80%	-7.75%	to	-8.32%
Invesco V.I. Government Securities Fund, Series II Shares, Subaccount(b)
12/31/2015	1,924	$10.48	to	$10.06		$20,126	1.89%	1.30% to 1.80%	-1.23%	to	-1.76%
12/31/2014	2,192	10.61	to	10.24		23,219	2.93%	1.30% to 1.80%	2.51%	to	1.89%
12/31/2013	2,185	10.35	to	10.05		22,579	3.25%	1.30% to 1.80%	-4.08%	to	-4.47%
12/31/2012	2,260	10.79	to	10.52		24,349	3.00%	1.30% to 1.80%	0.75%	to	0.38%
12/31/2011	2,228	10.71	to	10.48		23,850	2.90%	1.30% to 1.80%	5.93%	to	4.80%
Invesco V.I. Growth and Income, Series II Shares, Subaccount
12/31/2015	3,551	$14.47	to	$15.00		$50,097	2.56%	1.15% to 1.80%	-4.30%	to	-5.00%
12/31/2014	4,018	15.12	to	15.79		59,405	1.46%	1.15% to 1.80%	8.62%	to	8.00%
12/31/2013	4,690	13.92	to	14.62		63,949	1.26%	1.15% to 1.80%	32.19%	to	31.36%
12/31/2012	5,382	10.53	to	11.13		55,573	1.29%	1.15% to 1.80%	13.10%	to	12.20%
12/31/2011	5,861	9.31	to	9.92		53,651	1.06%	1.15% to 1.80%	-3.32%	to	-3.97%
Invesco V.I. Mid Cap Growth, Series II Shares, Subaccount
12/31/2015	811	$14.94	to	$15.24		$11,876	0.00%	1.15% to 1.80%	-0.13%	to	-0.72%
12/31/2014	950	14.96	to	15.35		13,960	0.00%	1.15% to 1.80%	6.63%	to	5.79%
12/31/2013	1,122	14.03	to	14.51		15,524	0.22%	1.15% to 1.80%	34.90%	to	34.10%
12/31/2012	1,233	10.40	to	10.82		12,644	0.00%	1.15% to 1.80%	10.17%	to	9.74%
12/31/2011	1,326	9.44	to	9.86		12,354	0.00%	1.15% to 1.80%	-10.35%	to	-10.93%
MFS® Strategic Income Portfolio, Initial Class, Subaccount(a)
12/31/2015	36	$21.23	to	(a	)	$769	5.64%	1.40%	-3.19%	to	(a )
12/31/2014	41	21.93	to	(a	)	892	3.17%	1.40%	1.81%	to	(a )
12/31/2013(d)	45	21.54	to	(a	)	965	8.51%	1.40%	2.18%	to	(a )
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount(a)
12/31/2015	116	$4.46	to	(a	)	$517	5.95%	1.40%	-3.67%	to	(a )
12/31/2014	135	4.63	to	(a	)	625	4.30%	1.40%	1.31%	to	(a )
12/31/2013	154	4.57	to	(a	)	704	5.10%	1.40%	-1.72%	to	(a )
12/31/2012 (c)	187	4.65	to	(a	)	870	0.00%	0.014	1.53%	to	(a )

37

CMFG Variable Annuity Account
Notes to Financial Statements

(7) Financial Highlights (continued)

As of						For the period ended

							(2)	(3)
		Unit Fair Value for			Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest			Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio			(000’s)	Income Ratio	Highest	Expense Ratio

Oppenheimer International Growth Fund/VA, Service Shares, Subaccount
12/31/2015	2,141	$11.80	to	$12.12	$24,654	0.92%	1.15% to 1.80%	1.90%	to	1.42%
12/31/2014	2,333	11.58	to	11.95	26,393	0.94%	1.15% to 1.80%	-8.24%	to	-8.85%
12/31/2013	2,543	12.62	to	13.11	31,414	1.12%	1.15% to 1.80%	24.21%	to	23.68%
12/31/2012	2,893	10.16	to	10.60	28,810	1.15%	1.15% to 1.80%	20.38%	to	19.37%
12/31/2011	3,103	8.44	to	8.88	25,734	0.69%	1.15% to 1.80%	-8.66%	to	-9.20%
Oppenheimer Main Street Small Cap Fund®/VA, Service Shares, Subaccount
12/31/2015	751	$17.02	to	$17.04	$12,570	0.67%	1.15% to 1.80%	-7.20%	to	-7.79%
12/31/2014	931	18.34	to	18.48	16,834	0.64%	1.15% to 1.80%	10.28%	to	9.61%
12/31/2013	1,089	16.63	to	16.86	17,880	0.71%	1.15% to 1.80%	39.05%	to	38.20%
12/31/2012	1,190	11.96	to	12.20	14,073	0.33%	1.15% to 1.80%	16.12%	to	15.64%
12/31/2011	1,359	10.30	to	10.55	13,846	0.38%	1.15% to 1.80%	-3.47%	to	-4.09%
Oppenheimer Main Street Fund®/VA, Service Shares, Subaccount
12/31/2015	1,706	$15.20	to	$15.92	$25,529	0.66%	1.15% to 1.80%	1.88%	to	1.27%
12/31/2014	1,960	14.92	to	15.72	28,831	0.58%	1.15% to 1.80%	9.22%	to	8.26%
12/31/2013	2,322	13.66	to	14.52	31,357	0.86%	1.15% to 1.80%	29.97%	to	28.95%
12/31/2012	2,539	10.51	to	11.26	26,441	0.68%	1.15% to 1.80%	15.24%	to	14.55%
12/31/2011	2,998	9.12	to	9.83	27,138	0.59%	1.15% to 1.80%	-1.51%	to	-1.99%
PIMCO CommodityRealReturn® Strategy Portfolio, Advisor Class, Subaccount
12/31/2015	2,670	$3.77	to	$3.42	$10,063	4.14%	1.15% to 1.80%	-26.51%	to	-27.23%
12/31/2014	2,146	5.13	to	4.70	11,034	0.26%	1.15% to 1.80%	-19.59%	to	-20.20%
12/31/2013	2,077	6.38	to	5.89	13,304	1.64%	1.15% to 1.80%	-15.72%	to	-16.22%
12/31/2012	1,928	7.57	to	7.03	14,678	2.41%	1.15% to 1.80%	3.84%	to	3.38%
12/31/2011	1,890	7.29	to	6.80	13,866	13.66%	1.15% to 1.80%	-8.53%	to	-9.21%
PIMCO Global Bond Portfolio (Unhedged), Advisor Class, Subaccount
12/31/2015	2,380	$11.47	to	$10.97	$26,874	1.74%	1.15% to 1.80%	-5.21%	to	-5.84%
12/31/2014	2,548	12.10	to	11.65	30,411	2.37%	1.15% to 1.80%	0.92%	to	0.43%
12/31/2013	2,632	11.99	to	11.60	31,160	0.95%	1.15% to 1.80%	-9.58%	to	-10.22%
12/31/2012	2,578	13.26	to	12.92	33,860	1.55%	1.15% to 1.80%	5.74%	to	4.87%
12/31/2011	2,763	12.54	to	12.32	34,414	2.44%	1.15% to 1.80%	6.27%	to	5.57%
PIMCO Total Return Portfolio, Advisor Class, Subaccount
12/31/2015	4,289	$13.13	to	$12.81	$55,788	4.74%	1.15% to 1.80%	-0.83%	to	-1.39%
12/31/2014	4,928	13.24	to	12.99	64,693	2.08%	1.15% to 1.80%	2.87%	to	2.20%
12/31/2013	5,486	12.87	to	12.71	70,050	2.09%	1.15% to 1.80%	-3.23%	to	-3.79%
12/31/2012	6,448	13.30	to	13.21	85,280	2.48%	1.15% to 1.80%	8.22%	to	7.57%
12/31/2011	6,884	12.29	to	12.28	84,284	2.51%	1.15% to 1.80%	2.33%	to	1.74%

38

CMFG Variable Annuity Account
Notes to Financial Statements

(7) Financial Highlights (continued)

As of							For the period ended

								(2)	(3)
		Unit Fair Value for				Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest				Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio				(000’s)	Income Ratio	Highest	Expense Ratio

T. Rowe Price International Stock Portfolio, Subaccount(a)
12/31/2015	285	$18.92	to	(a	)	$5,397	0.88%	1.40%	-2.27%	to	(a )
12/31/2014	323	19.36	to	(a	)	6,254	0.99%	1.40%	-2.57%	to	(a )
12/31/2013	368	19.87	to	(a	)	7,320	0.83%	1.40%	12.45%	to	(a )
12/31/2012	422	17.67	to	(a	)	7,465	1.18%	1.40%	16.71%	to	(a )
12/31/2011	497	15.14	to	(a	)	7,532	1.45%	1.40%	-14.07%	to	(a )
Ultra Series Aggressive Allocation Fund, Class I, Subaccount
12/31/2015	818	$11.19	to	$11.96		$9,466	1.43%	1.15% to 1.80%	-2.27%	to	-3.00%
12/31/2014	1,011	11.45	to	12.33		11,996	1.73%	1.15% to 1.80%	6.12%	to	5.66%
12/31/2013	1,384	10.79	to	11.67		15,532	1.16%	1.15% to 1.80%	20.96%	to	19.94%
12/31/2012	1,741	8.92	to	9.73		16,070	2.09%	1.15% to 1.80%	10.12%	to	9.45%
12/31/2011	2,143	8.10	to	8.89		18,019	1.61%	1.15% to 1.80%	-0.61%	to	-1.33%
Ultra Series Aggressive Allocation Fund, Class II, Subaccount
12/31/2015	95	$17.78	to	(b	)	$1,681	1.28%	1.30%	-2.68%	to	(b )
12/31/2014	99	18.27	to	(b	)	1,810	1.65%	1.30%	5.91%	to	(b )
12/31/2013	111	17.25	to	(b	)	1,911	0.90%	1.30%	20.63%	to	(b )
12/31/2012	134	14.30	to	(b	)	1,921	2.09%	1.30%	9.66%	to	(b )
12/31/2011	137	13.04	to	(b	)	1,786	1.60%	1.30%	-0.99%	to	(b )
Ultra Series Core Bond Fund, Class I, Subaccount
12/31/2015	5,546	$15.96	to	$11.48		$79,924	2.92%	1.15% to 1.80%	-1.18%	to	-1.88%
12/31/2014	6,636	16.15	to	11.70		96,654	2.93%	1.15% to 1.80%	3.73%	to	3.27%
12/31/2013	8,140	15.57	to	11.33		114,400	2.93%	1.15% to 1.80%	-3.35%	to	-4.15%
12/31/2012	10,000	16.11	to	11.82		145,674	3.08%	1.15% to 1.80%	2.09%	to	1.29%
12/31/2011	11,621	15.78	to	11.67		166,744	3.64%	1.15% to 1.80%	5.48%	to	4.95%
Ultra Series Core Bond Fund, Class II, Subaccount(b)
12/31/2015	1,783	$11.44	to	$10.98		$20,328	2.82%	1.30% to 1.80%	-1.63%	to	-2.14%
12/31/2014	1,951	11.63		11.22		22,638	2.94%	1.30% to 1.80%	3.65%	to	3.03%
12/31/2013	2,007	11.22	to	10.89		22,484	3.15%	1.30% to 1.80%	-3.77%	to	-4.31%
12/31/2012	1,972	11.66	to	11.38		22,942	3.03%	1.30% to 1.80%	1.66%	to	1.16%
12/31/2011	2,133	11.47	to	11.25		24,420	3.81%	1.30% to 1.80%	5.13%	to	4.65%
Ultra Series Conservative Allocation Fund, Class I, Subaccount
12/31/2015	6,002	$12.11	to	$11.52		$73,586	1.73%	1.15% to 1.80%	-1.94%	to	-2.46%
12/31/2014	7,266	12.35	to	11.81		90,931	2.07%	1.15% to 1.80%	4.93%	to	3.96%
12/31/2013	8,433	11.77	to	11.36		100,798	2.21%	1.15% to 1.80%	6.42%	to	5.87%
12/31/2012	9,959	11.06	to	10.73		111,994	3.71%	1.15% to 1.80%	7.69%	to	6.87%
12/31/2011	10,396	10.27	to	10.04		108,614	3.18%	1.15% to 1.80%	1.99%	to	1.41%

39

CMFG Variable Annuity Account
Notes to Financial Statements
(7) Financial Highlights (continued)

As of							For the period ended

								(2)	(3)
		Unit Fair Value for				Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest				Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio				(000’s)	Income Ratio	Highest	Expense Ratio

Ultra Series Conservative Allocation Fund, Class II, Subaccount(b)
12/31/2015	2,356	$14.34	to	$13.36		$33,705	1.54%	1.30% to 1.80%	-2.32%	to	-2.84%
12/31/2014	2,583	14.68	to	13.75		37,844	1.83%	1.30% to 1.80%	4.56%	to	3.93%
12/31/2013	2,859	14.04	to	13.23		40,068	2.04%	1.30% to 1.80%	5.88%	to	5.59%
12/31/2012	3,228	13.26	to	12.53		42,689	3.54%	1.30% to 1.80%	7.37%	to	6.64%
12/31/2011	3,508	12.35	to	11.75		43,196	3.46%	1.30% to 1.80%	1.65%	to	1.03%
Ultra Series Diversified Income Fund, Class I, Subaccount
12/31/2015	6,576	$16.70	to	$14.02		$128,969	2.35%	1.15% to 1.80%	-1.01%	to	-1.75%
12/31/2014	7,781	16.87	to	14.27		154,938	2.28%	1.15% to 1.80%	5.97%	to	5.24%
12/31/2013	9,012	15.92	to	13.56		168,653	2.29%	1.15% to 1.80%	14.78%	to	13.95%
12/31/2012	9,943	13.87	to	11.90		163,485	2.58%	1.15% to 1.80%	6.86%	to	6.16%
12/31/2011	11,665	12.98	to	11.21		179,929	2.84%	1.15% to 1.80%	6.66%	to	5.95%
Ultra Series Diversified Income Fund, Class II, Subaccount
12/31/2015	2,409	$16.62	to	$16.15		$39,894	2.24%	1.30% to 1.80%	-1.42%	to	-1.94%
12/31/2014	2,664	16.86	to	16.47		44,772	2.19%	1.30% to 1.80%	5.51%	to	4.97%
12/31/2013	2,735	15.98	to	15.69		43,601	2.32%	1.30% to 1.80%	14.14%	to	13.70%
12/31/2012	2,499	14.00	to	13.80		34,908	2.68%	1.30% to 1.80%	6.46%	to	5.91%
12/31/2011	2,312	13.15	to	13.03		30,359	2.94%	1.30% to 1.80%	6.13%	to	5.68%
Ultra Series Foundation Account, Class I, Subaccount(a)
12/31/2015	33	$10.64	to	(a	)	$354	3.18%	1.30%	-1.48%	to	(a )
12/31/2014	34	10.80	to	(a	)	364	0.63%	1.30%	3.85%	to	(a )
12/31/2013	22	10.40	to	(a	)	226	3.47%	1.30%	-3.61%	to	(a )
12/31/2012	19	10.79	to	(a	)	210	4.60%	1.30%	2.08%	to	(a )
12/31/2011	8	10.57	to	(a	)	81	3.64%	1.30%	5.28%	to	(a )
Ultra Series Foundation Account, Class II, Subaccount(b)
12/31/2015	2,239	$10.66	to	$10.33		$23,823	2.95%	1.30% to 1.80%	-1.75%	to	-2.09%
12/31/2014	2,265	10.85	to	10.55		24,525	2.96%	1.30% to 1.80%	3.63%	to	2.93%
12/31/2013	2,342	10.47	to	10.25		24,507	3.05%	1.30% to 1.80%	-3.86%	to	-4.21%
12/31/2012	2,438	10.89	to	10.70		26,513	3.15%	1.30% to 1.80%	1.68%	to	1.13%
12/31/2011	2,368	10.71	to	10.58		25,352	3.81%	1.30% to 1.80%	5.10%	to	4.65%
Ultra Series High Income Fund, Class I, Subaccount
12/31/2015	1,287	$20.75	to	$13.59		$22,924	5.22%	1.15% to 1.80%	-3.58%	to	-4.30%
12/31/2014	1,592	21.52	to	14.20		29,284	5.61%	1.15% to 1.80%	0.56%	to	-0.14%
12/31/2013	1,949	21.40	to	14.22		35,886	6.12%	1.15% to 1.80%	4.19%	to	3.80%
12/31/2012	2,458	20.54	to	13.70		43,531	8.02%	1.15% to 1.80%	9.90%	to	9.25%
12/31/2011	2,885	18.69	to	12.54		46,839	6.64%	1.15% to 1.80%	3.78%	to	3.13%

40

CMFG Variable Annuity Account
Notes to Financial Statements

(7) Financial Highlights (continued)

As of						For the period ended

							(2)	(3)
		Unit Fair Value for			Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest			Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio			(000’s)	Income Ratio	Highest	Expense Ratio

Ultra Series High Income Fund, Class II, Subaccount(b)
12/31/2015	413	$14.47	to	$13.66	$5,943	5.26%	1.30% to 1.80%	-3.98%	to	-4.41%
12/31/2014	446	15.07	to	14.29	6,685	5.89%	1.30% to 1.80%	0.13%	to	-0.42%
12/31/2013	461	15.05	to	14.35	6,906	6.58%	1.30% to 1.80%	3.72%	to	3.39%
12/31/2012	467	14.51	to	13.88	6,737	8.38%	1.30% to 1.80%	9.51%	to	9.03%
12/31/2011	471	13.25	to	12.73	6,213	7.42%	1.30% to 1.80%	3.43%	to	2.91%
Ultra Series International Stock Fund, Class I, Subaccount
12/31/2015	1,801	$16.31	to	$8.61	$29,461	1.87%	1.15% to 1.80%	-4.62%	to	-5.07%
12/31/2014	2,077	17.10	to	9.07	35,485	3.46%	1.15% to 1.80%	-7.82%	to	-8.57%
12/31/2013	2,426	18.55	to	9.92	45,090	0.19%	1.15% to 1.80%	19.52%	to	18.80%
12/31/2012	3,016	15.52	to	8.35	47,069	1.57%	1.15% to 1.80%	19.85%	to	19.12%
12/31/2011	3,730	12.95	to	7.01	48,681	1.73%	1.15% to 1.80%	-8.80%	to	-9.31%
Ultra Series International Stock Fund, Class II, Subaccount(b)
12/31/2015	951	$15.57	to	$13.80	$14,641	1.68%	1.30% to 1.80%	-5.00%	to	-5.41%
12/31/2014	998	16.39	to	14.59	16,174	3.31%	1.30% to 1.80%	-8.13%	to	-8.76%
12/31/2013	1,084	17.84	to	15.99	19,134	0.00%	1.30% to 1.80%	18.85%	to	18.18%
12/31/2012	1,231	15.01	to	13.53	18,263	1.56%	1.30% to 1.80%	19.41%	to	18.79%
12/31/2011	1,239	12.57	to	11.39	15,408	1.84%	1.30% to 1.80%	-9.11%	to	-9.53%
Ultra Series Large Cap Growth Fund, Class I, Subaccount
12/31/2015	3,697	$13.92	to	$13.59	$78,727	1.07%	1.15% to 1.80%	2.13%	to	1.34%
12/31/2014	4,400	13.63	to	13.41	90,923	0.63%	1.15% to 1.80%	10.90%	to	10.19%
12/31/2013	5,373	12.29	to	12.17	98,692	0.60%	1.15% to 1.80%	28.96%	to	28.24%
12/31/2012	6,830	9.53	to	9.49	95,590	0.74%	1.15% to 1.80%	9.92%	to	8.96%
12/31/2011	8,209	8.67	to	8.71	103,997	0.23%	1.15% to 1.80%	-2.25%	to	-2.90%
Ultra Series Large Cap Growth Fund, Class II, Subaccount(b)
12/31/2015	1,318	$21.23	to	$19.71	$27,749	0.90%	1.30% to 1.80%	1.77%	to	1.28%
12/31/2014	1,555	20.86	to	19.46	32,169	0.49%	1.30% to 1.80%	10.37%	to	9.82%
12/31/2013	1,812	18.90	to	17.72	33,983	0.46%	1.30% to 1.80%	28.57%	to	27.67%
12/31/2012	1,995	14.70	to	13.88	29,101	0.65%	1.30% to 1.80%	9.38%	to	8.86%
12/31/2011	2,067	13.44	to	12.75	27,588	0.12%	1.30% to 1.80%	-2.75%	to	-3.12%
Ultra Series Large Cap Value Fund, Class I, Subaccount
12/31/2015	5,211	$14.44	to	$11.57	$110,598	1.16%	1.15% to 1.80%	-3.73%	to	-4.38%
12/31/2014	6,208	15.00	to	12.10	135,929	1.26%	1.15% to 1.80%	11.11%	to	10.20%
12/31/2013	7,491	13.50	to	10.98	145,589	1.47%	1.15% to 1.80%	28.57%	to	27.67%
12/31/2012	9,525	10.50	to	8.60	141,016	1.98%	1.15% to 1.80%	10.64%	to	9.83%
12/31/2011	11,514	9.49	to	7.83	152,850	1.91%	1.15% to 1.80%	6.15%	to	5.38%

41

CMFG Variable Annuity Account
Notes to Financial Statements

(7) Financial Highlights (continued)

As of						For the period ended

							(2)	(3)
		Unit Fair Value for			Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest			Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio			(000’s)	Income Ratio	Highest	Expense Ratio

Ultra Series Large Cap Value Fund, Class II, Subaccount(b)
12/31/2015	263	$21.07	to	$19.65	$5,509	1.00%	1.30% to 1.80%	-4.23%	to	-4.66%
12/31/2014	306	22.00	to	20.61	6,700	1.13%	1.30% to 1.80%	10.72%	to	10.21%
12/31/2013	348	19.87	to	18.70	6,875	1.35%	1.30% to 1.80%	28.03%	to	27.47%
12/31/2012	381	15.52	to	14.67	5,882	1.92%	1.30% to 1.80%	10.15%	to	9.48%
12/31/2011	407	14.09	to	13.40	5,697	1.94%	1.30% to 1.80%	5.70%	to	5.26%
Ultra Series Mid Cap Fund, Class I, Subaccount
12/31/2015	2,975	$25.88	to	$13.88	$75,149	0.07%	1.15% to 1.80%	-0.15%	to	-0.64%
12/31/2014	3,628	25.92	to	13.97	90,730	0.04%	1.15% to 1.80%	8.59%	to	7.79%
12/31/2013	4,405	23.87	to	12.96	101,247	0.01%	1.15% to 1.80%	27.72%	to	26.93%
12/31/2012	5,447	18.69	to	10.21	97,582	0.28%	1.15% to 1.80%	14.87%	to	14.33%
12/31/2011	6,949	16.27	to	8.93	108,038	0.18%	1.15% to 1.80%	3.30%	to	2.64%
Ultra Series Mid Cap Fund, Class II, Subaccount(b)
12/31/2015	545	$23.44	to	$22.38	$12,710	0.00%	1.30% to 1.80%	-0.59%	to	-1.02%
12/31/2014	642	23.58	to	22.61	15,067	0.00%	1.30% to 1.80%	8.17%	to	7.56%
12/31/2013	726	21.80	to	21.02	15,762	0.00%	1.30% to 1.80%	27.19%	to	26.78%
12/31/2012	816	17.14	to	16.58	13,927	0.16%	1.30% to 1.80%	14.42%	to	13.80%
12/31/2011	889	14.98	to	14.57	13,270	0.03%	1.30% to 1.80%	2.88%	to	2.39%
Ultra Series Moderate Allocation Fund, Class I, Subaccount
12/31/2015	9,773	$11.73	to	$10.70	$118,229	1.58%	1.15% to 1.80%	-1.92%	to	-2.64%
12/31/2014	11,655	11.96	to	10.99	144,208	1.94%	1.15% to 1.80%	5.56%	to	5.07%
12/31/2013	13,879	11.33	to	10.46	163,157	1.81%	1.15% to 1.80%	14.33%	to	13.70%
12/31/2012	15,652	9.91	to	9.20	160,895	2.85%	1.15% to 1.80%	9.26%	to	8.49%
12/31/2011	18,127	9.07	to	8.48	170,653	2.50%	1.15% to 1.80%	0.89%	to	0.24%
Ultra Series Moderate Allocation Fund, Class II, Subaccount(b)
12/31/2015	1,887	$16.34	to	$15.41	$30,762	1.36%	1.30% to 1.80%	-2.56%	to	-2.90%
12/31/2014	2,041	16.77	to	15.87	34,147	1.74%	1.30% to 1.80%	5.34%	to	4.61%
12/31/2013	2,200	15.92	to	15.17	34,964	1.56%	1.30% to 1.80%	13.96%	to	13.29%
12/31/2012	2,478	13.97	to	13.39	34,571	2.75%	1.30% to 1.80%	8.72%	to	8.25%
12/31/2011	2,795	12.85	to	12.37	35,869	2.44%	1.30% to 1.80%	0.47%	to	0.00%
Ultra Series Money Market Fund, Class I, Subaccount
12/31/2015	1,190	$10.38	to	$8.44	$12,814	0.00%	1.15% to 1.80%	-1.14%	to	-0.82%
12/31/2014	1,250	10.50	to	8.51	13,739	0.00%	1.15% to 1.80%	-1.13%	to	-7.10%
12/31/2013	2,609	10.62	to	9.16	27,963	0.00%	1.15% to 1.80%	-1.12%	to	-1.61%
12/31/2012	3,554	10.74	to	9.31	38,481	0.00%	1.15% to 1.80%	-1.11%	to	-1.69%
12/31/2011	4,585	10.86	to	9.47	50,141	0.00%	1.15% to 1.80%	-1.18%	to	-1.76%
42

CMFG Variable Annuity Account
Notes to Financial Statements

(7) Financial Highlights (continued)

As of						For the period ended

							(2)	(3)
		Unit Fair Value for			Net	(1)	Expense Ratio	Total Return for
	Units	Lowest to Highest			Assets	Investment	Lowest to	Lowest to Highest
	(000’s)	Expense Ratio			(000’s)	Income Ratio	Highest	Expense Ratio

Ultra Series Money Market Fund, Class II, Subaccount(b)
12/31/2015	211	$9.14	to	$9.85	$1,930	0.00%	1.30% to 1.80%	-1.30%	to	3.03%
12/31/2014	187	9.26	to	9.56	1,728	0.00%	1.30% to 1.80%	-1.28%	to	-1.75%
12/31/2013	184	9.38	to	9.73	1,730	0.00%	1.30% to 1.80%	-1.26%	to	-1.82%
12/31/2012	176	9.50	to	9.91	1,676	0.00%	1.30% to 1.80%	-1.25%	to	-0.90%
12/31/2011	102	9.62	to	-	979	0.00%	1.30%	-1.33%	to	0.00%
Ultra Series Small Cap Fund, Class I, Subaccount
12/31/2015	202	$16.55	to	$16.98	$3,328	0.56%	1.15% to 1.80%	-2.59%	to	-3.36%
12/31/2014	255	16.99	to	17.57	4,326	0.70%	1.15% to 1.80%	6.39%	to	5.72%
12/31/2013	311	15.97	to	16.62	4,964	0.32%	1.15% to 1.80%	31.33%	to	30.56%
12/31/2012	360	12.16	to	12.73	4,389	1.14%	1.15% to 1.80%	14.18%	to	13.36%
12/31/2011	437	10.65	to	11.23	4,669	0.35%	1.15% to 1.80%	-0.19%	to	-0.88%
Ultra Series Small Cap Fund, Class II, Subaccount(b)
12/31/2015	56	$24.73	to	$23.76	$1,372	0.37%	1.30% to 1.80%	-2.94%	to	-3.49%
12/31/2014	64	25.48	to	24.62	1,634	0.47%	1.30% to 1.80%	5.81%	to	5.35%
12/31/2013	74	24.08	to	23.37	1,775	0.05%	1.30% to 1.80%	30.87%	to	30.12%
12/31/2012	81	18.40	to	17.96	1,486	1.06%	1.30% to 1.80%	13.65%	to	12.96%
12/31/2011	87	16.19	to	15.90	1,401	0.26%	1.30% to 1.80%	-0.61%	to	-1.12%

(1)
The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the average net assets for the period indicated. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)
The Expense Ratio represents the annualized contract expenses of the respective contract of the Account, consisting primarily of mortality and expense risk charges, as defined in the Account Charges note. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3)
The Total Return represents the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year. As the total return for each of the periods is presented as a range of lowest to highest percentages based on the product grouping representing the lowest and highest expense ratio amounts, some individual contract total returns are not within the ranges presented.

(a)	This subaccount is only available in the MEMBERS Variable Annuity product that offers one class and expense ratio, therefore a range of lowest to highest is not presented.

(b)
This subaccount is only available in the MEMBERS Variable Annuity III product that offers multiple classes and expense ratios, therefore a range of lowest to highest is presented if contract owners have invested in multiple classes for the respective subaccount.

(c)	For the period of October 26, 2012 to December 31, 2012.

(d)	For the period of August 16, 2013 to December 31, 2013.

(8) Subsequent Events

The Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

43

CMFG Life Insurance Company and Subsidiary

Consolidated Statutory Basis Financial Statements for CMFG Life Insurance Company and Subsidiary as of and for the Year Ended December 31, 2015 and Statutory Basis Financial Statements for CMFG Life Insurance Company as of December 31, 2014 and for the Two Years Ended December 31, 2014, Supplemental Schedules as of and for the Year Ended December 31, 2015 and Independent Auditors’ Report

Table of Contents

Independent Auditors’ Report	1
Consolidated Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus at December 31, 2015 and 2014	4
Consolidated Statutory Basis Statements of Operations for the Years Ended December 31, 2015, 2014 and 2013	6
Consolidated Statutory Basis Statements of Changes in Capital and Surplus for the Years Ended December 31, 2015, 2014 and 2013	7
Consolidated Statutory Basis Statements of Cash Flows for the Years Ended December 31, 2015, 2014 and 2013	8
Notes to the Consolidated Statutory Basis Financial Statements
Note 1—General	10
Note 2—Summary of Significant Accounting Policies	10
Note 3—Investments, Bond and Notes	22
Note 3—Investments, Investments in Affiliates	24
Note 3—Investments, Preferred and Common Stocks	25
Note 3—Investments, Real Estate	26
Note 3—Investments, Mortgage Loans	26
Note 3—Investments, Derivative Financial Instruments	28
Note 3—Investments, Limited Partnerships	32
Note 3—Investments, Cash, Cash Equivalents, and Short-term Investments	33
Note 3—Investments, Net Investment Income	34
Note 3—Investments, Net Realized Capital Gains (Losses)	35
Note 3—Investments, Other-Than-Temporary Investment Impairments	35
Note 3—Investments, Net Unrealized Capital Gains (Losses)	38
Note 3—Investments, Investment Credit Risk	41
Note 3—Investments, Self-Occupancy Rent	41
Note 3—Investments, Assets Designated/Securities on Deposit	41
Note 4—Fair Value	42
Note 5—Income Tax	52
Note 6—Related Party Transactions	60
Note 7—Reinsurance	61
Note 8—Liability for Claim Reserves	63
Note 9—Annuity Reserves and Deposit Liabilities	64
Note 10—Statutory Financial Data and Dividend Restrictions	65
Note 11—Notes and Interest Payable	66
Note 12—Surplus Notes	67
Note 13—Commitments and Contingencies	68
Note 14—Benefit Plans	71
Note 15—Unassigned Surplus	77
Note 16—Premiums Deferred and Uncollected	78
Note 17—Separate Accounts	78
Note 18—Subsequent Events	80
Consolidating Statements	82
CMFG Life Insurance Company Schedule of Selected Financial Data	88
MEMBERS Life Insurance Company Schedule of Selected Financial Data	92
CMFG Life Insurance Company Summary Investment Schedule	96
MEMBERS Life Insurance Company Summary Investment Schedule	98
CMFG Life Insurance Company Supplemental Investment Risks Interrogatories	100
MEMBERS Life Insurance Company Supplemental Investment Risks Interrogatories	106

INDEPENDENT AUDITORS’ REPORT

To the Audit Committee and Stockholder of
CMFG Life Insurance Company
Waverly, Iowa

We have audited the accompanying consolidated statutory basis financial statements of CMFG Life Insurance Company and subsidiary (collectively, the “Company”), which comprise the consolidated statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2015 and 2014, and the related consolidated statutory basis statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2015, 2014, and 2013, and the related notes to the consolidated statutory basis financial statements.

Management’s Responsibility for the Consolidated Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated statutory basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated statutory basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated statutory basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated statutory basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated statutory basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the consolidated statutory basis financial statements, the consolidated statutory basis financial statements are prepared by CMFG Life Insurance Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division.

The effects on the consolidated statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 to the consolidated statutory basis financial statements and accounting principles generally accepted in the United States of America are also described in Note 2 to the consolidated statutory basis financial statements.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the consolidated statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of CMFG Life Insurance Company and subsidiary as of December 31, 2015 and 2014, or the results of their operations or their cash flows for the years then ended December 31, 2015, 2014, and 2013.

Opinion on Statutory Basis of Accounting

In our opinion, the consolidated statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of CMFG Life Insurance Company and subsidiary as of December 31, 2015 and 2014, and the results of their operations and their cash flows for the years ended December 31, 2015, 2014, and 2013 in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division as described in Note 2 to the consolidated statutory basis financial statements.

Emphasis of Matters

As discussed in Note 1, the consolidated statutory basis financial statements include the accounts of CMFG Life Insurance Company (“CMFG Life”) and its indirect wholly-owned subsidiary, MEMBERS Life Insurance Company (“MEMBERS Life”) for the year ended and as of December 31, 2015. Prior periods presented include only the accounts of CMFG Life. MEMBERS Life is a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is a wholly-owned subsidiary of CMFG Life. CMFG Life’s investment in CMIC (inclusive of CMIC’s investment in MLIC) is included in the accompanying consolidated statutory basis statements of admitted assets, liabilities and capital and surplus as investments in affiliates in 2014.

Also as discussed in Note 1 to the consolidated statutory basis financial statements, CMFG Life merged with CMFG Life Vermont, Inc. (“CMFG Life VT”), which was previously a wholly-owned subsidiary. The merger was accounted for as a non-reciprocal transfer and is reflected in the consolidated statutory basis financial statements as if the merger had occurred on January 1, 2015. Prior periods presented were not restated and the investment in CMFG Life VT is included in the accompanying consolidated statutory basis statements of admitted assets, liabilities and capital and surplus as an investment in affiliate in 2014.

Our opinion is not modified with respect to these matters.

Report on Supplemental Schedules

Our 2015 audit was conducted for the purpose of forming an opinion on the 2015 consolidated statutory basis financial statements as a whole. The consolidating statements of statutory basis admitted assets, liabilities and capital and surplus as of December 31, 2015 and the consolidating statutory basis statements of operations, changes in capital and surplus, and cash flows (collectively “consolidating information”) for the year then ended are presented for the purpose of additional analysis of the consolidated statutory basis financial statements rather than to present the statutory basis financial statements of admitted assets, liabilities and capital and surplus, operations, changes in capital and surplus, and cash flows of the individual companies and are not a required part of the consolidated statutory basis financial statements. The supplemental schedules of selected financial data, supplemental summary investment schedules, and supplemental schedules of investment risk interrogatories as of and for the year ended December 31, 2015 are presented for purposes of additional analysis and are not a required part of the 2015 consolidated statutory basis financial statements. The consolidating information and schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the consolidated statutory basis financial statements. Such consolidating information and schedules have been subjected to the auditing procedures applied in our audit of the 2015 consolidated statutory basis financial statements and certain additional procedures, including comparing and reconciling such consolidating information and schedules directly to the underlying accounting and other records used to prepare the consolidated statutory basis financial statements or to the consolidated statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such consolidating information and schedules are fairly stated in all material respects in relation to the 2015 consolidated statutory basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

March 24, 2016

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus
December 31, 2015 and 2014
($ in 000s)

Admitted Assets	2015	2014

Cash and invested assets
Bonds and notes	$7,455,979	$7,014,990
Investments in affiliates	996,230	1,000,800
Common stocks - unaffiliated	35,191	28,812
Preferred stocks - unaffiliated	16,215	14,750
Mortgage loans	1,518,722	1,441,413
Real estate occupied by the Company, at cost less accumulated depreciation	73,687	78,967
Real estate held for production of income, at cost less accumulated depreciation	7,326	10,324
Contract loans	102,897	103,192
Derivatives	17,419	43,353
Other invested assets	629,877	542,753
Receivable for securities sold	641	2,646
Cash, cash equivalents and short-term investments	75,055	80,692

Total cash and invested assets	10,929,239	10,362,692

Premiums in the course of collection	207,744	194,335
Accrued investment income	85,875	85,000
Federal income taxes recoverable	2,221	23,945
Net deferred tax asset	194,110	177,685
Amounts due from reinsurers	1,913	337,210
Electronic data processing equipment - at cost, less accumulated depreciation	3,593	5,601
Receivables from affiliates	35,080	63,285
Other assets	10,410	12,438
Separate account assets	4,012,697	4,227,881

Total admitted assets	$15,482,882	$15,490,072

		(continued)

See accompanying notes to consolidated statutory basis financial statements.	4

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus (continued)
December 31, 2015 and 2014
($ in 000s, except per share data)

Liabilities and Capital and Surplus	2015	2014

Liabilities
Policy reserves
Life insurance and annuity contracts	$7,049,156	$6,709,407
Accident and health contracts	799,282	780,563
Liability for deposit-type contracts	363,896	389,822
Policy and contract claims	94,909	90,332
Dividends payable to policyholders	24,752	25,702
Advance premium and experience refunds	88,956	84,056
Reinsurance payable	961	371,722
Funds held under reinsurance	-	204,218
Interest maintenance reserve	49,766	62,537
Liability for employee retirement plans	179,866	172,750
Amount held for others	7,610	9,792
Payable to affiliates	44,607	4,797
Commissions, expenses, taxes, licenses, and fees accrued	197,965	179,668
Notes and interest payable	354,437	194,700
Asset valuation reserve	344,349	318,732
Derivatives	7,745	23,701
Payable for securities purchased	7,501	2,138
Other liabilities	32,787	35,382
Transfers to separate accounts	(36,805)	(30,704)
Separate account liabilities	4,012,697	4,227,881

Total liabilities	13,624,437	13,857,196

Capital and surplus
Capital
Common stock, $1 par value, 7,500,000 shares authorized, issued and outstanding	7,500	7,500
Paid-in capital	62,837	62,837
Surplus notes	85,000	85,000
Unassigned surplus	1,703,108	1,477,539

Total capital and surplus	1,858,445	1,632,876

Total liabilities and capital and surplus	$15,482,882	$15,490,072

See accompanying notes to consolidated statutory basis financial statements.	5

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Operations
Years Ended December 31, 2015, 2014 and 2013
($ in 000s)

	2015	2014	2013

Income
Premiums and other considerations
Life and annuity contracts	$2,574,154	$1,954,035	$1,404,935
Accident and health contracts	534,832	525,849	518,443
Supplementary contracts	38,642	32,092	46,061
Net investment income	512,999	421,349	445,095
Reinsurance commissions	1,596	38,923	49,797
Other reinsurance income (expense)	-	(1,027,445)	(380,301)
Commission and fee income	63,043	70,935	69,178
Other income	28,944	18,431	33,040

Total income	3,754,210	2,034,169	2,186,248

Benefits and expenses
Death and annuity benefits	454,641	381,419	356,598
Disability and accident and health benefits	200,151	213,206	221,978
Interest on deposit-type contracts	11,077	11,696	10,349
Other benefits to policyholders and beneficiaries	2,192	2,168	1,966
Surrender benefits	1,812,052	1,294,858	869,056
Payments on supplementary contracts with life contingencies, interest and adjustments on policy or deposit-type contract funds, and group conversions	35,735	32,688	29,876
Increase in policy reserves-life and annuity contracts and accident and health insurance	357,431	29,619	197,088
General insurance expenses	710,874	672,634	640,077
Insurance taxes, licenses, fees, and commissions	84,840	64,359	54,129
Net transfers from separate accounts	(200,194)	(777,343)	(327,360)

Total benefits and expenses	3,468,799	1,925,304	2,053,757

Income before dividends to policyholders, federal income tax expense and net realized capital gains	285,411	108,865	132,491
Dividends to policyholders	24,479	22,395	25,790

Income before federal income tax expense and net realized capital gains	260,932	86,470	106,701
Federal income tax expense (benefit)	42,717	(1,993)	7,638

Income before net realized capital gains	218,215	88,463	99,063
Net realized capital gains, excluding gains transferred to IMR, net of tax expense (benefit) (2015 - $27,446; 2014 - $32,102 and 2013 - $3,256) excluding taxes transferred to IMR (2015 - ($306); 2014 - ($1,073) and 2013 - $2,790)	39,109	18,486	2,846

Net income	$257,324	$106,949	$101,909

See accompanying notes to consolidated statutory basis financial statements.	6

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Changes in Capital and Surplus
Years Ended December 31, 2015, 2014 and 2013
($ in 000s)

	2015	2014	2013

Capital and surplus at beginning of year as adjusted	$1,632,876	$1,553,485	$1,467,369
Additions (deductions)
Cumulative effect of change in accounting principle for
adoption of SSAP No. 102, Accounting for Pensions	-	-	(4,963)

Capital and surplus at beginning of year as adjusted Additions (deductions)	1,632,876	1,553,485	1,462,406
Net income	257,324	106,949	101,909
Change in unrealized capital gains, net of tax (2015 - ($10,863); 2014 - $32,650)	12,733	127,230	28,722
Change in unrealized foreign exchange capital gain (loss), net of tax (2015 - ($1,502); 2014 - ($1,129))	(2,789)	(2,096)	(3,626)
Change in net deferred income tax	1,112	15,074	(11,469)
Change in asset valuation reserve	(25,612)	(91,177)	(67,961)
Change in nonadmitted assets	(19,067)	(36,675)	10,220
Change in surplus of separate accounts	-	5,154	1,699
Change in employee retirement plans, net of tax (2015 - $774; 2014 - ($4,298))	1,437	(7,983)	11,633
Change in surplus as a result of reinsurance, net of tax (2014 - ($28,840))	-	(53,560)	(13,390)
Change in reserves as a result of change in valuation basis	-	2,980	-
Other	431	-	-
Paid-in capital, pension obligation transferred to parent	-	13,495	34,342
Stockholder dividends	-	-	(1,000)

Net additions	225,569	79,391	91,079

Capital and surplus at end of year	$1,858,445	$1,632,876	$1,553,485

See accompanying notes to consolidated statutory basis financial statements.	7

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Cash Flows
Years Ended December 31, 2015, 2014 and 2013
($ in 000s)

	2015	2014	2013

Cash from operating activities
Premiums and other considerations	$2,902,180	$2,438,883	$2,033,744
Net investment income received	510,922	423,320	439,409
Reinsurance commissions	6,933	38,923	49,797
Other income	74,992	(804,003)	(149,969)
Policy and contract benefits and dividends paid	(2,527,287)	(2,033,112)	(1,743,259)
Operating expenses paid	(720,634)	(719,289)	(655,881)
Federal income taxes received (paid)	(48,490)	2,453	9,308
Net transfers from separate accounts	194,093	787,442	332,274

Net cash provided by operating activities	392,709	134,617	315,423

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	689,058	715,577	898,955
Stocks	62,092	79,349	5,425
Mortgage loans	154,722	319,185	184,383
Real estate	6,650	475	794
Other invested assets	64,286	256,408	183,563
Net change in receivables from securities sold	2,005	2,591	-
Miscellaneous proceeds	46,462	49,135	29,490

Total investment proceeds	1,025,275	1,422,720	1,302,610

Cost of investments acquired
Bonds and notes	1,129,039	815,107	1,074,014
Stocks	40,128	57,960	61,366
Mortgage loans	232,055	399,161	394,037
Real estate	5,735	9,492	6,267
Other invested assets	139,529	219,939	180,819
Net change in payable from securities purchased	-	4,983	-
Miscellaneous applications	11,817	11,573	26,289

Total investments acquired	1,558,303	1,518,215	1,742,792

Net decrease in contract loans	(197)	-	-

Net cash used in investing activities	(532,831)	(95,495)	(440,182)

Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	190,723	39,766	33,903
Net deposits on deposit-type contracts	(36,223)	(26,173)	(18,221)
Other cash provided (used)	(20,015)	(82,117)	37,764

Net cash provided by (used in) financing and miscellaneous activities	134,485	(68,524)	53,446

(continued)

See accompanying notes to consolidated statutory basis financial statements.	8

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Cash Flows, continued
Years Ended December 31, 2015, 2014 and 2013
($ in 000s)

	2015	2014	2013

Net change in cash, cash equivalents and short-term investments	(5,637)	(29,402)	(71,313)
Cash, cash equivalents and short-term investments at the beginning of year	80,692	110,094	181,407

Cash, cash equivalents and short-term investments at the end of year	$75,055	$80,692	$110,094

Supplemental disclosure of non-cash transactions
Transfer of pension plan sponsorship to parent	$-	$13,495	$34,342
Interest capitalization	1,164	1,084	-
Sale of limited partnerships to affiliates	-	583,062	-
Sale of bonds to affiliate for additional ownership of MCA Fund I	-	21,713	-
Transfer of investment in MCA Fund I for equity interest of MCA Holding	-	408,976	-
Receipt of debt securities for exchange of equity interest in MCA Holding	-	125,000	-

See accompanying notes to consolidated statutory basis financial statements.	9

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 1: General

Nature of Business

The accompanying consolidated statutory basis financial statements include the accounts of CMFG Life Insurance Company (“CMFG Life”) and its indirect wholly-owned subsidiary MEMBERS Life Insurance Company (“MEMBERS Life”) (collectively the Company”) as of and for the year ended December 31, 2015. Prior periods presented include only the accounts of CMFG Life. MEMBERS Life is a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is a wholly-owned subsidiary of CMFG Life. The investment in MEMBERS Life is included in the accompanying consolidated statutory basis statements of admitted assets, liabilities and capital and surplus as investments in affiliates in 2014. All significant intercompany accounts and transactions have been eliminated in 2015. In 2015, the Company merged with CMFG Life Vermont, Inc. (“CMFG Life VT”) which had previously been wholly-owned. The merger was accounted for as a non-reciprocal transfer and is reflected in the financial statements as if the merger occurred January 1, 2015. Prior periods presented were not restated and the investment in CMFG Life VT is included in the consolidated statutory basis statement of admitted assets as an investment in affiliate in 2014.

CMFG Life is a stock life insurance company organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. Its primary products include group credit life and group credit disability, retirement plan administration, group life and disability products and life, health and annuity policies. The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. The Company markets its products for credit union members through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company’s subsidiaries and affiliates are engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance and other businesses designed for credit unions and their members. MEMBERS Life is a stock life and health insurance company organized under the laws of Iowa. MEMBERS Life sells single premium deferred annuity contracts to credit union members through face-to-face and direct response distribution channels. It also services existing blocks of individual and group life policies. MEMBERS Life has reinsurance agreements with CMFG Life under which it cedes 100% of its business to CMFG Life. These agreements have been eliminated in the consolidated results.

The Company is authorized to sell life, health and annuity policies in all 50 states and the District of Columbia and most of its revenue and that of its affiliated companies is generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represent more than 10% of the Company’s premiums for the year ended December 31, 2015, and 8% of CMFG Life’s premiums for the years ended December 31, 2014 and 2013. The Company’s group and individual annuity premiums represented 60% for the year ended December 31, 2015, and 53% and 43% of CMFG Life’s premium income in 2014 and 2013, respectively. The Company’s credit life and credit disability premiums represented 16% for the year ended December 31, 2015, and 20% and 25% of CMFG Life’s premium income in 2014 and 2013, respectively.

The accompanying consolidated statutory financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6 for a description of the more significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have differed had these transactions been consummated with unrelated parties.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division

10

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

(“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile.

Prescribed Statutory Accounting Practice

CMFG Life requested and received written approval from the Insurance Department to use the following prescribed statutory accounting practice, which differs from practices in the APPM: CMFG Life holds debt securities in its separate account for its single premium deferred annuity. Insurance entities are required to report assets allocated to the separate account at fair value. As a result of the prescribed practice, CMFG Life reports debt securities allocated to this separate account for its single premium deferred annuity at lower of amortized cost or fair value. Net income is not affected by this prescribed practice.

A reconciliation of the Company’s capital and surplus as calculated by the accounting practices promulgated in the APPM and prescribed by the Insurance Department is shown below as of December 31:

	Capital and Surplus
	2015	2014

As determined using APPM	$1,861,495	$1,641,067

Prescribed practice
Carrying value of separate account assets	(3,050)	(8,191)

Total effect of prescribed practice	(3,050)	(8,191)

As reported	$1,858,445	$1,632,876

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP the change is reflected in net investment income.

11

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Investments in affiliates are carried based on the Company’s ownership percentage of the affiliate’s net equity. Investments in insurance subsidiaries and those affiliates that derive more than 20% of their revenue from affiliated companies are accounted for based on the net equity of the subsidiary or affiliate determined on a statutory basis. Investments in all others are carried based on the company’s ownership of the net equity of the subsidiary or affiliate determined under GAAP. The financial statements of affiliates must be audited or they are nonadmitted. Equity in the earnings and other equity activity of affiliates is reflected in the consolidated statement of changes in capital and surplus as changes in unrealized capital gains (losses). Under GAAP, majority-owned subsidiaries are consolidated and equity in the earnings of unconsolidated affiliates is reported in the statement of income.

Dividend income from affiliates is recorded in investment income. Under GAAP, dividends reduce the investment in affiliate.

For statutory accounting, after an other-than-temporary impairment of bonds, other than loan-backed securities, is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, the bond’s new cost basis is the net present value of expected cash flows or its fair value if the Company does not intend to hold the security until it has recovered.

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

“Nonadmitted assets” (principally a portion of deferred taxes, prepaid expenses, furniture, equipment, asset for contingent future payments and certain receivables) are excluded from the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

All leases are classified as operating leases for statutory reporting, whereas, under GAAP, leases that meet certain criteria are designated as capital leases. The leased items are recorded as an asset, subject to depreciation, with a corresponding liability initially equal to the present value of the lease payments.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the consolidated statement of comprehensive income.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory reporting. Such reserve is not recorded under GAAP.

For statutory reporting the interest maintenance reserve (“IMR”) defers recognition of interest-related gains and losses from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Under both GAAP and statutory accounting employers establish a prepaid asset or liability, as applicable, for the difference between the benefit obligation and the fair value of benefit plan assets. Gains or losses and prior service costs or credits are recognized as a component of comprehensive income for GAAP; on a statutory basis these items are reflected in the Company’s surplus.

12

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets under GAAP.

Certain modified coinsurance agreements had been reported through December 31, 2013 as reinsurance on a statutory basis; because the risk of loss transferred to the reinsurers is deemed insignificant, the deposit method of accounting was used for GAAP. These agreements were terminated in 2014.

Under GAAP, the ineffectiveness of a fair value hedge or cash flow hedge, if any, is recorded as realized capital gains and losses. On a statutory basis, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item. Under GAAP, the change in fair value of a non-hedge derivative is recorded as realized capital gains and losses. On a statutory basis, derivatives used in a hedging transaction which do not meet the criteria for hedge accounting are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses.

Embedded derivatives in certain annuity contracts are not bifurcated from the host contract for statutory accounting, whereas under GAAP accounting the embedded derivatives are bifurcated from the host contract and accounted for and reported separately at fair value.

The changes in fair value of derivative investment contracts are recorded in unassigned surplus as a change in unrealized capital gains and losses, while under GAAP they are recorded in the statement of operations unless the contracts meet certain hedge accounting criteria.

Deposits, surrenders, and benefits on certain annuity or deposit administration contracts, including those covered in the separate accounts, are recorded in the consolidated statement of operations, while such deposits and benefits are credited or charged directly to the contract balance under GAAP. As a result, under GAAP, revenues on these types of contracts are only composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Single premium deferred annuities are reported as a separate account product for statutory reporting. For GAAP, the related assets and liabilities are reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

The provision for policyholder dividends is based on the board of directors’ determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year; under GAAP, dividends are provided for ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

Comprehensive income and its components are not presented in the consolidated statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

Surplus notes meeting regulatory requirements are reported as part of statutory capital and surplus, but under GAAP as a liability.

The consolidated statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the direct method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

13

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Use of Estimates

The preparation of the consolidated statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, asset for contingent future payments, reinsurance balances, policy and claim reserves, and pension and postretirement obligations are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed bonds and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield at purchase. Changes in the anticipated repayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Investments in affiliates: Investments in affiliates are accounted for on the equity method using the Company’s ownership percentage and the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory equity. The adjustments primarily are to treat certain assets as nonadmitted. Other affiliates are valued using their GAAP equity. The financial statements of the affiliate must be audited or its carrying value is reduced to zero. If net gains by the affiliates are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the dividend and the previously unrealized net gains are reversed.

Certain affiliates are owned by CMIC. The valuation of these affiliates, excluding MEMBERS Life in 2015, is reflected in the Company’s carrying value of CMIC. Changes in carrying amounts are reported directly in unassigned surplus.

Common stocks - unaffiliated: Investments in unaffiliated common stocks are stated at fair value.

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost of NAIC fair value depending on the assigned credit rating and whether the preferred stock has mandatory sinking fund provisions.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired when it becomes probable that the Company will be unable to collect the total amounts due. Impairments are recorded in realized capital losses and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral. The Company establishes a valuation allowance for an impairment when the reporting entity believes it is probable that based on current information and events it will be unable to collect all amounts due according to the contractual terms of the mortgage agreement. For mortgage loans that are deemed impaired, a valuation allowance is established.

Real estate: Real estate occupied by the Company and real estate held for the production of income is carried at cost net of accumulated depreciation. Real estate is depreciated using the straight-line method over the useful

14

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

lives of the assets, ranging from five to fifty years. Depreciation expense is included in investment expense. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized capital losses. The cost of real estate held for sale is adjusted for impairment whenever events or changes in circumstances indicate the carrying value of the asset may not be recoverable.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets include limited partnerships, employer-owned life insurance carried at cash surrender value, and intercompany loans carried at unpaid principal balance.

Limited partnerships are recorded in other invested assets and primarily represent interests in affiliates, which invest in unaffiliated limited partnerships and are accounted for under the equity method of accounting with changes in carrying amounts recorded directly to unassigned surplus. Accordingly, the Company’s investments in these limited partnerships are carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnerships. Due to the timing of the availability of financial statements from the partnerships’ general partners, limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions.

Net investment income: Investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as investment income. Mortgage loan origination fees are included in income in the period received. Realized gains and losses on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Unrealized capital gains and losses are included in unassigned surplus, net of deferred federal income taxes. Limited partnership income is recorded and classified in accordance with general partner instructions. Generally, interest and dividend distributions from underlying investments in limited partnerships are classified as investment income. Capital gain and loss distributions from underlying investments in limited partnerships are classified as realized gains and losses.

Impairment: A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in earnings as a realized loss equals the difference between the investment’s amortized cost basis and its fair value at the balance sheet date. In determining whether an unrealized loss is expected to be other-than-temporary, the Company considers, among other factors, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the ability of the Company to hold the investment until the fair value has recovered.

For investments in subsidiaries and limited partnerships, the Company reviews the financial condition and future profitability of the subsidiary or limited partnership interest to assess whether any excess of the cost basis over the current carrying basis determined using equity-basis accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a realized capital loss. See Note 3 for a more detailed discussion.

15

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Cash, Cash Equivalents and Short-term Investments

Cash and short-term investments include unrestricted deposits in financial institutions, money market mutual funds, and U.S Treasury bills with maturities at the date of purchase of one year or less. Cash equivalents include U.S. Treasury bills with maturities at the date of purchase of 90 days or less. Short-term investments, other than money market mutual funds, are reported at amortized cost. Money market mutual funds are stated at values obtained from the SVO, which are equivalent to fair value.

Electronic Data Processing Equipment, Software, Furniture and Equipment, Leasehold Improvements

Equipment and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years. The useful life of capitalized internally developed software ranges from three to five years. The following table is a summary of equipment and software. Assets not meeting the definition of admitted assets are nonadmitted.

	2015	2014

Electronic data processing equipment-admitted
Electronic data processing equipment	$23,669	$27,007
Accumulated depreciation	(20,076)	(21,406)

Net electronic data processing equipment-admitted	3,594	5,601

Equipment, leasehold improvements and software-nonadmitted
Furniture and equipment	29,952	33,405
Leasehold improvements	1,396	1,396
Internally developed software	91,704	71,511
Purchased software	34,564	41,756

Total equipment, leasehold improvements and software-nonadmitted	157,616	148,068
Accumulated depreciation-nonadmitted	(109,246)	(116,243)

Net equipment, leasehold improvements and software-nonadmitted	48,370	31,825

Net equipment, leasehold improvements and software	$51,964	$37,426

Depreciation expense totaled $7,965, $6,815 and $7,809 in 2015, 2014 and 2013, respectively. There were no impairments in 2015, 2014 or 2013.

Policy and Claim Reserves and Liability for Deposit-Type Contracts

Credit disability policy reserves are computed primarily using the mean rule and rule of anticipation methods, which reflect statutory requirements and industry standards. Credit life policy reserves are calculated as the higher of a mortality reserve based on the Company’s experience or an unearned premium reserve using the rule of anticipation method, compared on an aggregate basis.

Group life premium waiver reserves are calculated on a seriatim basis using the Krieger table at a 4.0% to 4.5% interest rate for pre-2009 issue dates and the Group Life Term Waiver table at a 4.0% interest rate for post 2008 issue dates. Group long term disability reserves are calculated using the 1987 Commissioners Group Disability Table at a 4.0% to 6.0% interest rate, which varies by issue date. For 2008 and prior accident years, the whole life interest index is used. For 2009 and subsequent accident years, the Single Premium Immediate Annuity interest index less 100 basis points is used.

16

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Traditional life insurance reserves are computed on either the net level reserve basis or the modified reserve basis dependent on product type and issue date. Depending upon the issue year, either the 1941, 1958, 1980 or 2001 Commissioners Standard Ordinary mortality table is used. Interest assumptions range primarily from 2.25% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

The Company had $2,433,577, $2,676,613 and $2,768,916 at December 31, 2015, 2014 and 2013, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation law set by Iowa regulations. The Company included $15,798 and $16,671 at December 31, 2015 and 2014, respectively, in policy reserves on the consolidated statement of admitted assets, liabilities and capital and surplus for these policies.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Policyholder reserves related to group pension annuity contracts are computed using the Commissioner’s Reserve Valuation Method (“CRVM”) during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 1.0% to 3.0% in 2015 and 1.25% to 4.95% in 2014 and 2013. The future minimum guaranteed interest credited rates during the life of the contracts range from 0.0% to 3.0% in 2015, 2014 and 2013. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 3.5% to 7.5% in 2015, 2014 and 2013. Reserves for the group pensions immediate annuities are in excess of the minimum reserve standards as defined in the Standard Valuation Law, NAIC Appendix A-820.

Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with Actuarial Guideline (“AG”) 33 for fixed annuities, AG 35 for equity indexed annuities and AG 43 for variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized. Policyholder reserves related to single premium deferred annuity contracts are computed using CARVM, along with AG 43, 33 and 35 resulting in a reserve floor equal to the cash surrender value 11 days after issue and at subsequent valuation dates; prior to 11 days the reserve is equal to the return of premium. Current interest rates credited during the contract accumulation period range from 1.0% to 5.25% in 2015 and 2014 and 1.0% to 5.35% in 2013. The future minimum guaranteed interest credited rates during the life of the contracts range from 1.0% to 4.5% in 2015, 2014 and 2013. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 3.5% to 7.5% in 2015, 2014 and 2013.

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. Certain claims, usually resulting from a disability, are discounted. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the consolidated statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could possibly be material.

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity

17

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policy owners.

The Company carried additional reserves for long term care products based on asset adequacy testing of $40,000 and $65,000 as of December 31, 2015 and 2014, respectively.

The Company anticipates investment income as a factor in its premium deficiency calculation.

Provision for Participating Policyholder Dividends

Policyholder dividends are paid on certain policies, primarily individual life insurance. Dividends are approved by the Board of Directors, based on experience of the participating policies, and recorded on an accrual basis. Dividends are paid on policies representing 54% and 56% of the individual life reserves of $1,667,813 and $1,607,057 as of December 31, 2015 and 2014, respectively.

Revenue Recognition

Credit life and disability coverages are offered on either a single premium or monthly premium basis and revenue is earned in relation to anticipated benefits to policyholders. Term life and whole life insurance premiums are recognized as premium income when due. Annuity deposits are credited to revenue when received. Health insurance premiums and premiums for employee benefit coverages are recognized as income on a monthly pro rata basis over the time period to which the premiums relate. Consideration received on deposit-type contracts, which do not contain any life contingencies, are recorded directly to the related reserve liability.

The Company has entered into retrospective rating agreements for certain group life, credit life and credit disability contracts. Premium for contracts subject to these agreements was $323,927 in 2015, $318,399 in 2014 and $321,233 in 2013, representing 10%, 13% and 17% of net premiums for 2015, 2014 and 2013, respectively. Retrospective premiums are accrued in premium individually for each qualifying policy based on premium and claim experience. Accrued retrospective premium receivables are treated as nonadmitted because they have no fixed due date.

Credit Union Reimbursements

The Company reimburses credit unions for certain expenses that arise due to the production of new and renewal business, primarily credit insurance and life and health products sold by direct mail. These expenses are administrative expenses incurred directly by the credit unions. The Company incurred and expensed $202,128, $189,852 and $226,434 for the years ended December 31, 2015, 2014 and 2013, respectively.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5 for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

18

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Derivative Financial Instruments

The Company uses derivative instruments, such as swaps, options, and futures to manage exposure to various currency and market risks. Most derivatives are recorded at estimated fair value with changes in fair value recorded as unrealized capital gains and losses in unassigned surplus. Swaps used to hedge the interest rate and foreign currency exposure of bonds are recorded at amortized cost.

With the exception of derivatives being used to hedge a net investment in a foreign affiliate or subsidiary, when such derivatives are sold or otherwise disposed of, the Company records a realized capital gain or loss. In cases where derivatives are being used to hedge a net investment in a foreign affiliate or subsidiary, when such derivatives are sold or otherwise disposed of, the Company records the gain or loss as a change in unassigned surplus. The net gains or losses on derivatives used to hedge a net investment in a foreign affiliate or subsidiary remain in surplus as unrealized capital gains and losses until either all of or a substantial portion of the foreign affiliate or subsidiary is sold.

The Company may designate certain derivatives as fair value hedges, cash flow hedges or hedges of net investments. At inception of the hedge, the Company formally documents the hedging relationship, risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to assess the effectiveness of the hedging relationship and the change in fair value associated with any ineffectiveness is recorded in net unrealized investment gains and losses.

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying consolidated statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

Separate Accounts

The Company issues variable annuities, variable life insurance policies and single premium deferred annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying consolidated statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. Variable annuity and variable life insurance contract holders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Some policies contain contract provisions wherein the Company guarantees either a minimum return or account value upon death, partial withdrawal or at a specified contract anniversary date. The liabilities for these guarantees are included in life insurance and annuity contracts in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus.

Variable annuity and variable universal life separate account assets are stated at fair value. Debt securities within the single premium deferred annuity separate account assets are stated at amortized cost or fair value. Separate account liabilities are accounted for in a manner similar to other policy reserves. In the event that the asset values of certain contract holder’s accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to income. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the

19

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

accompanying consolidated statutory basis statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets, with the exception of assets related to single premium deferred annuities, accrue directly to the contract holders and, therefore, are not included in the Company’s consolidated statutory basis statements of operations.

Variable annuity and variable universal life contract holders are able to invest in investment funds managed for their benefit. Approximately 37% and 42% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission as of December 31, 2015 and 2014, respectively.

The Company invests the single premium deferred annuity premiums for the benefit of the contract holder. The single premium deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term only the Secure Account will be available as an option to the policyholder.

Foreign Exchange

The Company’s consolidated statutory basis financial statements are impacted by foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies. Revenues and expenses of foreign branch operations are translated into U.S. dollars at a weighted average exchange rate for the period. Gains and losses due to translating such foreign branch operations to U.S. dollars are recorded as unrealized capital gains or losses.

Assets and liabilities are translated at the exchange rate existing on the balance sheet date. Changes in asset and liability values due to fluctuations in foreign currency exchange rates are recorded as unrealized capital gains and losses until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized foreign exchange gains and losses are reversed and the foreign exchange gain or loss for the entire holding period is recorded as a realized gain or loss.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve and provides a reserve for fluctuations in the values of invested assets, primarily bonds and notes, common stocks and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Commission and Fee Income

The Company acts as an investment advisor and administrator of employee benefit plans. Revenues for advisory services are recognized pro rata, largely based upon contractual rates applied to the market value of the customer’s portfolio. Fees received for employee benefit plan recordkeeping and reporting services are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service.

20

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Benefit Plans

The Company’s employees participate in qualified defined benefit pension plans sponsored by CUNA Mutual Financial Group, Inc. (“CMFG”), the Company’s parent. The sponsorship of these plans was transferred to CMFG in 2013 for non-represented employees and 2014 for represented employees (see Note 14 for additional information on these transfers). Starting in 2014 the Company records an expense for its contribution and the administration of the plan by the parent.

The Company provides life and contributory medical insurance benefits for some retirees. Retirees become eligible to participate based upon age and years of service. Periodic net benefit expense is based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation, actual return on plan assets and amortization of actuarial gains and losses and the transition asset.

The Company recognizes costs for its non-qualified defined benefit pension and postretirement benefit plans on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost and expected return on plan assets. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years’ benefit costs due to plan amendments or initiation of new plans, as well as the applicable amortization of actuarial gains or losses arising from experience different than assumed or changes in actuarial assumptions. To the extent that actuarial gains or losses and prior service costs and credits have not been included in net periodic benefit costs and create a prepaid asset, the asset is nonadmitted.

Calculations of the accrued liability for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Postretirement medical benefits are generally funded on a pay-as-you-go basis.

21

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2015 and 2014 are as follows:

	Statement	Gross Unrealized
December 31, 2015	Value	Gains	Losses	Fair Value

U.S. government	$196,340	$128	$(5,193)	$191,275
States, territories and possessions	45,580	5,987	-	51,567
Political subdivisions of states territories and possessions	221,506	32,204	(858)	252,852
Special revenue and special assessment obligations	17,203	3,520	-	20,723
Industrial and miscellaneous	5,687,159	250,611	(134,826)	5,802,944
Mortgage-backed securities
Residential mortgage	370,039	30,244	(458)	399,825
Commercial mortgage	433,812	22,381	(926)	455,267
Non-mortgage asset-backed securities
Collateralized debt obligations	30,021	5,505	(908)	34,618
Other	365,316	4,076	(4,625)	364,767
Other - affiliated	89,003	-	-	89,003

Total bonds and notes	$7,455,979	$354,656	$(147,794)	$7,662,841

22

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

	Statement	Gross Unrealized
December 31, 2014	Value	Gains	Losses	Fair Value

U.S. government	$20,387	$412	$-	$20,799
States, territories and possessions	45,632	7,419	-	53,051
Political subdivisions of states
territories and possessions	215,589	42,269	(219)	257,639
Special revenue and special
assessment obligations	17,472	4,937	(10)	22,399
Industrial and miscellaneous	5,421,434	426,778	(23,104)	5,825,108
Mortgage-backed securities
Residential mortgage	389,428	36,985	(602)	425,811
Commercial mortgage	403,505	24,964	(1,046)	427,423
Non-mortgage asset-backed securities
Collateralized debt obligations	46,816	2,376	(1,265)	47,927
Other	344,862	6,348	(2,717)	348,493
Other - affiliated	109,865	-	-	109,865

Total bonds and notes	$7,014,990	$552,488	$(28,963)	$7,538,515

The statement value and fair value of bonds and notes at December 31, 2015, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage, asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value

Due in one year or less	$291,002	$294,350
Due after one year through five years	1,933,768	2,032,754
Due after five years through ten years	1,881,389	1,914,798
Due after ten years	2,061,629	2,077,461
Mortgage-backed securities
Residential mortgage-backed securities	370,039	399,825
Commercial mortgage-backed securities	433,812	455,267
Non-mortgage asset-backed securities
Collateralized debt obligations	30,021	34,617
Other	365,316	364,766
Other - affiliated	89,003	89,003

Total bonds and notes	$7,455,979	$7,662,841

23

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Investments in Affiliates

The Company owns common stock in various subsidiaries and affiliates. The most significant of these investments is a 100% equity interest in CMIC, which is primarily a holding company and has a statutory carrying value of $947,994 and $907,817 at December 31, 2015 and 2014, respectively. CMIC’s largest investments include 100% of CUMIS Insurance Society, Inc. (“CUMIS”), an Iowa property and casualty insurer, and 100% of CUMIS Vermont, Inc. (“CUMIS VT”), a Vermont insurer. In addition, CMIC owned 100% of Producers Ag Insurance Group, Inc. (“PAIG”) at December 31, 2014. PAIG owned 100% of Producers Agriculture Insurance Company (“PAIC”), a crop insurer domiciled in Texas. CMIC sold this investment on January 1, 2015 to a third party. CMFG Life’s investment in CMIC included $18,365 related to MEMBERS Life as of and for the year ended December 31, 2014. This investment has been eliminated as of December 31, 2015.

CMG Mortgage Insurance Company (“CMG MI”) was a 50/50 corporate joint venture with PMI Mortgage Insurance Co. (“PMI”) and was formed in 1994 to offer residential mortgage guaranty insurance for loans originated by credit unions. CMG Mortgage Assurance Company (“CMGA”) was an affiliated entity, also having been jointly-owned 50/50 with PMI, which offered insurance policies on second mortgages for loans originated from credit unions in 2001 until 2008, when the existing portfolio was put into runoff. CMGA was also the parent company of CMG Mortgage Reinsurance Company (“CMG Re”), a provider of reinsurance coverage in excess of 25% of the insured loan on policies issued by CMG MI after July 1, 1999.

The Company and PMI both provided services to CMG MI, CMGA and CMG Re in accordance with various service agreements. The Company primarily provided investment management, marketing, and administrative services, and PMI primarily provided underwriting, claims, actuarial, management, information technology and accounting services.

On January 30, 2014, CMFG Life sold all of its 50% ownership interest in CMG MI and CMGA. Upon closure of the sale, CMFG Life received $70,279 in an initial payment, and in addition, an asset for contingent future payments was established in other assets. The asset for contingent future payments is based on the performance of CMG MI over the six-year post-sale period, as defined in the purchase agreement. The asset is nonadmitted and will be reduced as cash payments are received over the earnout period. The Company estimated the fair value of the asset as of January 30, 2014 to be $40,412, based on an estimated discounted cash flow analysis.

The sale resulted in a pre-tax initial loss of $42,060, which was recorded in net realized capital losses in 2014 in the consolidated statutory basis statements of operations. The loss was the result of the release from surplus of a pre-tax $93,682 unrealized loss; the unrealized loss was present since 2009 when CMIC transferred by means of a dividend its ownership in the mortgage insurers to the Company at a carrying value of $145,216.

During 2014, the Company increased the asset for contingent future payments by $590 to reflect the final closing statement adjustment, which resulted in a cash payment of $394 and a decrease to the pre-tax loss of $115, which is recorded in net realized capital losses in 2014. During 2015 and 2014, the Company also increased the asset for contingent future payments by $4,625 and $3,118, respectively, to reflect the unwind of the accretion of the asset for the change in the initial discount; this increase in the assets is recorded in other income in 2015 and 2014. Further, the Company updated the assumptions used in its estimated discounted cash flow analysis at December 31, 2015 and 2014. As a result of updated expectations, the Company increased the asset for contingent future payments, and recorded a pretax gain of $4,137 in 2015 and a decrease to the net realized loss of $8,006 in 2014. In 2015, the Company also received cash of $10,000 for fulfilling the applicable representations and warranties pursuant to the purchase agreement. The balance of the nonadmitted future contingent payments asset is $50,807 and $52,045 as of December 31, 2015 and 2014, respectively.

24

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Significant activity in investments in affiliates for the years ended December 31, 2015 and 2014 was as follows:

	2015	2014

Capital contributions to subsidiaries - cash	$15,000	$38,000
Dividends paid by subsidiaries - cash	100,000	-

Preferred and Common Stocks

The cost, gross unrealized gains and losses and fair value of unaffiliated common stocks at December 31 are as follows:

		Gross Unrealized
Common Stocks	Cost	Gains	Losses	Fair Value

December 31, 2015	$33,786	$1,487	$(82)	$35,191
December 31, 2014	27,953	1,157	(298)	28,812

The statement value, gross unrealized gains and losses and fair value of preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2015	$16,215	$955	$(50)	$17,120
December 31, 2014	14,750	656	-	15,406

25

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Real Estate

Real estate investments consisted of the following at December 31:

	2015	2014

Real estate occupied by the Company	$186,662	$183,410
Accumulated depreciation	(112,975)	(104,443)

Net real estate occupied by the Company	$73,687	$78,967

Real estate held for the production of income	$12,485	$19,430
Accumulated depreciation	(5,159)	(9,106)

Net real estate held for the production of income	$7,326	$10,324

Depreciation expense on investments in real estate, which is netted against rental income and included in net investment income, totaled $1,016, $970 and $825 for the years ended December 31, 2015, 2014 and 2013, respectively. There were $300 of impairments recognized on real estate in 2015. There were no impairments recognized on real estate in 2014 and 2013.

Mortgage Loans

The Company’s mortgage loan portfolio consists mainly of commercial mortgage loans made to borrowers throughout the United States. All outstanding commercial mortgage loans are collateralized by completed properties. At December 31, 2015, the commercial mortgage loan portfolio had an average remaining life of 6.2 years, with all principal due prior to 2040. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. No loan to a single borrower represented more than 3.3% of the aggregate mortgage loan portfolio balance.

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31:

	2015	2014

Current	$1,518,716	$1,437,193
1 - 30 days past due	-	4,190
Unamortized premium	6	30

Total carrying value	$1,518,722	$1,441,413

The Company has no interest accrued on loans greater than 90 days past due as of December 31, 2015.

26

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The Company’s mortgage loans relate to properties located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

	2015	2014

California	22.6%	21.0%
Wisconsin	6.8	6.4
Ohio	6.7	6.4
Illinois	6.3	6.4
Florida	5.1	5.1
New York	5.0	5.1
Texas	5.0	5.2
Georgia	*	5.3

*Amount was less than 5%.

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

	2015	2014

Retail	30.5%	28.7%
Multi-family	23.5	25.0
Industrial	22.3	24.9
Office	19.0	16.9
Other	4.7	4.5

Total	100.0%	100.0%

The Company has no commitments as of December 31, 2015 or 2014 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2015 or 2014.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in our commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2015 and 2014, there were no mortgage loans in nonaccrual status. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios

27

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

There were no impaired loans as of December 31, 2015 or December 31, 2014 As of December 31, 2015 and 2014, the Company did not hold any mortgage loans with interest more than 180 days past due.

Loan to value and debt service coverage ratios are used as credit quality indicators for our mortgage loans, which were as follows at December 31, 2015:

		Average
	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio

Less than 65%	$1,185,227	2.18
65% to 74%	251,871	1.48
75% to 100%	79,870	1.43
Greater than 100%	1,754	-

	$1,518,722	2.02

Loan to value and debt service coverage ratios are used as credit quality indicators for our mortgage loans, which were as follows at December 31, 2014:

		Average
	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio

Less than 65%	$1,118,602	2.05
65% to 74%	260,377	1.50
75% to 100%	62,409	1.21
Greater than 100%	25	-

	$1,441,413	1.92

Derivative Financial Instruments

Consistent with its risk management strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; reduce interest rate risks of long term assets; manage exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include foreign currency futures, cross currency swaps, interest rate swaps, equity futures and options.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and valued and reported in a manner that is consistent with the hedged asset or liability. For those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Derivative instruments used in hedging

28

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains or losses.

Foreign Currency Fair Value Hedges: Futures contracts are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield, and are usually settled in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange. The Company utilized short positions in foreign currency futures to manage the fair value foreign currency risk exposure of bonds denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges. As the futures are hedges of the change in value due to the fluctuation in foreign currency exchange rates of the bonds and stocks being hedged, the futures are valued at fair value and are recorded through unrealized capital gains (losses) while the futures contracts are open. When the futures contracts are closed, gains (losses) are recognized as a component of realized capital gains (losses).

Foreign Currency Cash Flow Hedges: Cross currency swaps represent the Company’s agreement with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The cross currency swaps are carried at amortized cost. Interest payments paid/received on the cross currency swaps are recorded in net investment income. When the cross currency swaps are closed, gains (losses) are recognized as a component of realized capital gains (losses). The Company is hedging its exposure to the variability in future cash flows for a maximum of nine years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

Interest Rate Hedges: The Company uses interest rate swaps to reduce market risks from changes in interest rates. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. The net receipt/payment is recorded as an increase/decrease to investment income.

Certain interest rate swaps have been designated as fair value hedges, and certain interest rate swaps of forecasted transactions have been designated as cash flow hedges. The swap contracts are carried at amortized cost to match the book adjusted carrying value methodology prescribed for the currently held bonds or forecasted bond purchases that they are hedging. Interest payments paid/received on the interest rate swaps are recorded in net investment income.

If a swap contract is closed prior to the swap end date, the gain or loss adjusts the basis of the hedged item and is recognized in income in a manner that is consistent with the hedged item. For bonds currently held, gains (losses) and recognized as a component of realized capital gains (losses). For hedges of forecasted transactions, deferred gains or losses are recognized in unrealized gains or losses.

For interest rate swaps that have been designated as cash flow hedges of forecasted transactions, if a forecasted transaction is determined to no longer be probable, hedge accounting will cease immediately. During 2015 and 2014, there were no cash flow hedges discontinued as a result of no longer being probable that the original forecasted transactions would occur by the end of the originally specified time period or within two months of that date. The maximum length of time over which the Company is hedging the exposure to the variability in future cash flows for forecasted transactions is 39 years.

29

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Interest rate swaps that cannot be designated to specific interest rate risk are not accounted for using hedge accounting. These derivatives are accounted for at fair value with the changes in fair value recorded in surplus as an unrealized gain and loss.

Equity Futures: Equity futures contracts derive their value from the price level of an underlying index. The Company utilized short positions in futures contracts tied to certain indices to hedge changes in the equity-related aspects of the Company’s variable annuity liabilities. The futures are valued at fair value and recorded through unrealized capital gains (losses) while the futures contracts are open. When the futures contracts are closed, gains (losses) are recognized as a component of realized capital gains (losses).

Equity-Indexed and Single Premium Deferred Annuity Options: The Company issues equity-indexed and single premium deferred annuity contracts that guarantee a return of principal to the customer and credit interest based on certain indices, primarily the S&P 500 Index. A portion of the premium from each customer is invested in primarily investment grade bonds. A portion of the premium is used to purchase over-the-counter put and call options to hedge the change in interest credited to the customer as a direct result of the change in the related indices. The options are carried at fair value with changes in fair value recorded in unrealized capital gains (losses). When the options are closed, gains (losses) are recognized as a component of realized capital gains (losses).

Credit Risk: The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap, option and currency forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and have low counterparty risk. At December 31, 2015, the Company had exposure, net of collateral, of $6,906 in the event of nonperformance by all counterparties. The largest exposure with any one counterparty was $2,170 at December 31, 2015.

30

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table provides a summary of the statement value, notional amount and fair value of derivative financial instruments held at December 31, 2015 and 2014.

	Statement	Notional	Fair Value	Fair Value
December 31, 2015	Value	Value	Assets	Liabilities

Futures contracts	$146	$11,427	$152	$6
Cross currency swaps	-	23,471	2,707	-
Interest rate swap assets	-	130,000	3,272	-
Interest rate swap liabilities	(10)	190,000	-	23,617
Purchased options contracts	17,267	433,167	17,267	-
Written options contracts	(7,729)	458,193	-	7,729

Total derivative financial instruments	$9,674	$1,246,258	$23,398	$31,352

	Statement	Notional	Fair Value	Fair Value
December 31, 2014	Value	Value	Assets	Liabilities

Futures contracts	$424	$28,198	$424	$-
Cross currency swaps	-	23,471	1,156	121
Interest rate swap assets	-	30,000	1,012	-
Interest rate swap liabilities	(145)	335,000	-	20,284
Purchased options contracts	42,929	471,537	42,929	-
Written options contracts	(23,556)	-	-	23,556

Total derivative financial instruments	$19,652	$888,206	$45,521	$43,961

31

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships for the years ended December 31:

		2015

		Unrealized
	Realized Capital	Capital Gain
	Gain (Loss)	(Loss)	Total

Foreign currency risk hedges	$12,892	$(9,883)	$3,009
Interest and credit risk hedges	(2,171)	136	(2,035)
Equity risk hedges	7,146	(9,391)	(2,245)

Total	$17,867	$(19,138)	$(1,271)

		2014

		Unrealized
	Realized Capital	Capital Gain
	Gain (Loss)	(Loss)	Total

Foreign currency risk hedges	$645	$3,267	$3,912
Interest and credit risk hedges	-	(617)	(617)
Equity risk hedges	13,038	(858)	12,180

Total	$13,683	$1,792	$15,475

Limited Partnerships

The cost and statement values of the Company’s unaffiliated limited partnerships by type were as follows at December 31:

	2015		2014

	Cost	Statement Value	Cost	Statement Value

Energy	$2,091	$1,029	$2,064	$3,409
Mezzanine	4,573	5,680	2,510	833
Private equity	7,237	5,743	10,917	9,358

Total limited partnerships	$13,901	$12,452	$15,491	$13,600

The Company made additional investments in unaffiliated limited partnerships in 2015, 2014 and 2013 of $3,141 $206 and $135,361, respectively.

On January 1, 2014, the Company sold its investments in limited partnerships to affiliated entities, MCA Fund I LP (“MCA Fund I”) and MCA Fund II LP (“MCA Fund II”). In exchange, CMFG Life received a 100% equity interest in MCA Fund I and an 80% equity interest in MCA Fund II. On April 1, 2014, the Company purchased an additional 10% equity interest in MCA Fund II for $21,713 in bonds. The Company owns 90% of MCA Fund II at December 31, 2015 and 2014.

32

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

On June 25, 2014, CMFG Life transferred its 100% investment in MCA Fund I to MCA Fund I Holding LLC (“MCA Holding”) in exchange for a 100% equity interest in MCA Holding. The exchange was valued at $424,882; which included external limited partnership investments of $408,976 and cash of $15,906. Subsequent to the equity transfer, CMFG Life exchanged $246,361 of its equity in MCA Holding for $55,000 in Class A Notes, $50,000 in Class B Notes, $20,000 in Class C Notes, and $121,361 of cash. These notes are included in bonds and notes in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus.

The Company made additional investments in MCA Fund I, MCA Fund II and MCA Fund III LP (“MCA Fund III”) in 2015 of $11,763, $90,226 and $61,552, respectively and in 2014 of $26,597, $130,963 and $33,945, respectively. See Note 13 for information regarding the Company’s funding commitments to limited partnerships. The Company’s investment in MCA Holding, MCA Fund II and MCA Fund III at December 31, 2015 was $174,635, $343,327 and $81,257, respectively, and at December 31, 2014 was $189,386, $285,162 and $28,229, respectively.

MCA Fund I, MCA Fund II and MCA Fund III terminate on January 1, 2034, unless extended.

CMFG Life, MCA Fund I, MCA Fund II, and MCA Fund III invest in energy, mezzanine, private equity, and real estate limited partnerships. Energy limited partnerships invest in companies that primarily engage in the exploration, production, transportation and service industries in the oil, natural gas, metals and mining industries. Mezzanine limited partnerships invest in debt or debt like instruments but may also include an equity component. Mezzanine limited partnerships tend to generate steady interest payments. Private equity limited partnerships make direct investments in companies with the intent of improving the financial results over a period of time to allow for positive returns upon a liquidity event. Real estate limited partnerships are private equity funds that primarily invest in commercial, hospitality, office, and multi-family real estate.

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2015	2014

Bonds:
U.S. government and agencies	$10,001	$-
Money market mutual funds	23,288	36,851
Cash	41,766	43,841

Total cash, cash equivalents and short-term investments	$75,055	$80,692

33

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2015	2014	2013

Bonds and notes	$357,217	$349,676	$358,856
Bonds and notes - affiliated	-	1,598	-
Preferred stocks - unaffiliated	2,126	953	1,994
Common stocks - unaffiliated	284	274	264
Common stocks - affiliated	100,000	-	4,092
Mortgage loans	73,154	76,811	68,174
Real estate	18,746	18,228	17,582
Contract loans	6,959	6,789	6,769
Other invested assets	513	8,618	31,837
Cash, cash equivalents and short-term investments	550	453	573
Derivative financial instruments	(236)	(168)	149
Other	1,021	562	221

Gross investment income	560,334	463,794	490,511
Less investment expenses	47,335	42,445	45,416

Net investment income	$512,999	$421,349	$445,095

Investment expenses include interest, salaries, brokerage fees, securities’ custodial fees, and real estate expenses, including depreciation.

Due and accrued investment income over 90 days past due is excluded from the balance sheet as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2015 or 2014 on this basis.

34

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Net Realized Capital Gains

Net realized capital gains for the years ended December 31 are summarized as follows:

	2015	2014	2013

Bonds and notes:
Gross gains from sales	$4,767	$6,693	$5,356
Gross losses from sales	(3,379)	(1,378)	(12,347)
Other	(2,248)	(2,601)	403
Impairment losses	(2,282)	(639)	(9,368)
Preferred stocks-unaffiliated:
Impairment losses	(245)	-	-
Common stocks - unaffiliated:
Gross gains from sales	2,019	372	199
Gross losses from sales	-	-	(46)
Impairment losses	(298)	-	(2,038)
Common stocks - affiliated:
Gross gains from sales and merger	17,001	-	-
Gross losses from sales	-	(34,054)	-
Real estate	2,960	(1,711)	(407)
Mortgage loans:
Gross losses from sales	-	-	(490)
Limited partnerships:
Gross gains from sales	54,957	117,120	34,835
Gross losses from sales	(24,243)	(44,372)	(14,111)
Derivative financial instruments	17,867	13,683	(1,295)
Other	247	(532)	228

Realized capital gains before taxes and transfer to interest maintenance reserve	67,123	52,581	919

Tax on realized capital gains	(27,140)	(31,029)	(6,046)
Transfer to interest maintenance reserve	(874)	(3,066)	7,973

Net realized capital gains	$39,109	$18,486	$2,846

Proceeds from the sale of bonds and notes were $204,839, $256,377 and $359,495 in 2015, 2014 and 2013, respectively. Proceeds from the sale of stocks were $19,336 and $83,617 and $5,012 in 2015, 2014 and 2013, respectively.

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for other-than-temporary impairment (“OTTI”) on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

•	The existence of any plans to sell the investment security.

•	The extent to which fair value is less than statement value.

•	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

35

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

•	The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions.

•
For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

•	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.

•	The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows. In determining whether an unrealized loss is expected to be other-than-temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the ability of the Company to hold the investment until the fair value has recovered above its cost basis.

For certain securitized financial assets with contractual cash flows, the Company is required to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in subsidiaries and limited partnerships, the Company reviews the financial condition and future profitability of the subsidiary or limited partnership interest to assess whether any excess of our initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a realized capital loss.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2015. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Consistent with the Company’s past practices, additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

36

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table identifies the Company’s OTTI by type of investment for the years ended December 31:

	2015	2014	2013

Residential mortgage-backed:
Alt-A	$-	$(1)	$(1,670)
Prime	-	-	(549)
Sub-prime	-	(236)	(398)
Other	(70)	(138)	(6)
Commercial mortgage-backed	(2)	(146)	(5,484)
Collateralized debt obligations	(3)	(118)	(1,261)
Industrial and miscellaneous	(2,207)	-	-

Total bonds and notes	(2,282)	(639)	(9,368)

Common and preferred stocks	(543)	-	(2,038)

Total other than temporary impairment losses	$(2,825)	$(639)	$(11,406)

All other-than-temporary impairments for loan-backed and structured securities were due to present value of cash flows expected to be collected being less than amortized cost.

The Company did not recognize any OTTI on loan-backed and structured securities during 2015, 2014 and 2013 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

37

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following tables list each loan-backed security held as of December 31, 2015 for which a credit related OTTI loss was recognized during 2015.

	Book Adjusted
	Carrying Value
	Before		Amortized
	Current Period	Recognized	Cost After
	Other-Than-	Other-Than-	Other-Than-
	Temporary	Temporary	Temporary
CUSIP	Impairments	Impairments	Impairments	Fair Value

22943EAF0	$6,771	$(3)	$6,768	$6,765
62544HAL9	2,951	-	2,951	2,932
004421FZ1	32	(32)	-	19
62544HAL9	2,950	-	2,950	2,850
759950ER5	199	(38)	161	161

Total	$12,903	$(73)	$12,830	$12,727

Net Unrealized Capital Gains

The components of the change in net unrealized capital gains included in unassigned surplus for the years ended December 31 are shown in the table below.

	2015	2014	2013

Bonds and notes	$1,447	$280	$6,255
Preferred stocks - unaffiliated	245	(245)	-
Common stocks - unaffiliated	538	756	2,244
Common stocks - affiliated	33,103	165,726	720
Limited partnerships - unaffiliated	(14,325)	(8,429)	25,188
Derivative financial instruments	(19,138)	1,792	4,810
Deferred income taxes	10,863	(32,650)	(10,495)

Change in unrealized capital gains, net of tax	$12,733	$127,230	$28,722

38

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2015 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position

	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2015

		Unrealized		Unrealized		Unrealized
Bonds and notes	Fair Value	Loss	Fair Value	Loss	Fair Value	Loss

U.S. government and agencies	$187,070	$(5,193)	$-	$-	$187,070	$(5,193)
Political subdivisions of states,
territories and possessions	8,925	(563)	3,686	(401)	12,611	(964)
Industrial and miscellaneous	1,489,065	(101,939)	134,364	(32,887)	1,623,429	(134,826)
Mortgage-backed
Residential mortgage-backed	33,831	(234)	6,620	(320)	40,451	(554)
Commercial mortgage-backed	66,052	(595)	7,685	(331)	73,737	(926)
Non-mortgage asset-backed
Collateralized debt obligations	3,954	(45)	18,788	(1,326)	22,742	(1,371)
Other	79,479	(502)	213,405	(4,123)	292,884	(4,625)

Total bonds and notes	1,868,376	(109,071)	384,548	(39,388)	2,252,924	(148,459)

Common stocks and preferred stocks	3,950	(50)	2,163	(82)	6,113	(132)

Total temporarily impaired securities	$1,872,326	$(109,121)	$386,711	$(39,470)	$2,259,037	$(148,591)

At December 31, 2015, the Company owned 516 bonds and notes with a fair value of $2,252,924 in an unrealized investment loss position. There were 98 of the 516 bonds and notes with a fair value of $384,548 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes is approximately 9.3% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2015 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $2,055,273 or 91.2% of the total fair value of all bonds and notes with unrealized losses at December 31, 2015. Total unrealized losses on investment grade bonds and notes were $118,870 at December 31, 2015. Unrealized losses on collateralized debt obligations include two securities rated NAIC 6 with an additional loss of $463 as of December 31, 2015.

At December 31, 2015, the Company had two stocks with a fair value of $6,113 in an unrealized loss position. At December 31, 2015, the Company had one stock with a fair value of $2,163 in an unrealized loss position for more than twelve months. The aggregate severity of unrealized losses for stocks is 3.6% of cost.

39

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Information regarding the CMFG Life’s bonds and notes and stocks with unrealized losses at December 31, 2014 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position

	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2014

		Unrealized		Unrealized		Unrealized
Bonds and notes	Fair Value	Loss	Fair Value	Loss	Fair Value	Loss

Political subdivisions of states,
territories and possessions	$1,773	$(33)	$2,130	$(186)	$3,903	$(219)
Special revenue and
special assessment obligation	-	-	241	(10)	241	(10)
Industrial and miscellaneous	366,240	(13,765)	176,331	(9,339)	542,571	(23,104)
Mortgage-backed
Residential mortgage-backed	12,572	(549)	611	(53)	13,183	(602)
Commercial mortgage-backed	5,753	(106)	41,052	(940)	46,805	(1,046)
Non-mortgage asset-backed
Collateralized debt obligations	-	-	13,759	(3,376)	13,759	(3,376)
Other	135,862	(1,973)	94,058	(744)	229,920	(2,717)

Total bonds and notes	522,200	(16,426)	328,182	(14,648)	850,382	(31,074)

Common stocks and preferred stocks	-	-	532	(543)	532	(543)

Total temporarily impaired securities	$522,200	$(16,426)	$328,714	$(15,191)	$850,914	$(31,617)

At December 31, 2014, CMFG Life owned 228 bonds and notes with a fair value of $850,382 in an unrealized investment loss position. There were 103 of the 228 bonds and notes with a fair value of $328,182 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes is approximately 4.3% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2014 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $729,106 or 85.7% of the total fair value of all bonds and notes with unrealized losses at December 31, 2014. Total unrealized losses on investment grade bonds and notes were $21,437 at December 31, 2014. Unrealized losses on collateralized debt obligations include two securities rated NAIC 6 with an additional loss of $2,111 as of December 31, 2014.

At December 31, 2014, CMFG Life had three stocks with a fair value of $532 in an unrealized loss position. All three stocks had been in an unrealized loss position for more than twelve months. The aggregate severity of unrealized losses for stocks is 50.5% of cost.

40

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Self-Occupancy Rent

Under statutory accounting practices, the Company is required to include in investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Investment income includes self-occupancy rental income of $15,699 in 2015, $15,298 in 2014 and $14,904 in 2013.

Assets Designated/Securities on Deposit

Iowa law requires that assets equal to a life insurer’s legal reserve must be designated for the Insurance Department for the protection of all policyholders. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. The Company designates assets for the Insurance Department for the protection of all policyholders and for other regulatory jurisdictions who require cash and securities be deposited for the benefit of policyholders. The Company also has securities pledged to the Federal Home Loan Bank (see Note 11), commercial banks in support of letters of credit and as other collateral. The Company also had pledged assets to guarantee an affiliate’s unsecured revolving credit facility agreement (see Note 13).

The statement value of assets designated, on deposit or pledged by designee as of December 31 are as follows:

	2015	2014

Iowa Insurance Department	$8,653,906	$8,146,771
Other requlatory jurisdictions	7,026	5,542
Federal Home Loan Bank	423,890	214,636
Commercial banks for letters of credit	-	105,360
Other colateral pledges	17,067	10,517
Guarantee of affiliated unsecured revolving credit facility	-	113,620

Total assets designated and assets on deposit	$9,101,889	$8,596,446

The statement value of assets designated, on deposit or pledged as of December 31 are as follows:

	2015	2014

Bonds and notes and short-term investments	$7,473,238	$7,051,841
Mortgage loans	1,518,722	1,441,413
Contract loans	102,897	103,192
Margin account collateral	7,032	-

Total assets designated and assets on deposit	$9,101,889	$8,596,446

41

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

On December 31, 2012, CMFG Life entered into a coinsurance and modified coinsurance agreement with its affiliate, CMFG Life VT, to cede 100% of its variable annuity business. CMFG Life commuted this agreement on November 30, 2015 (see Note 7). CMFG Life was required to manage certain assets according to guidelines contained in the agreement. These assets provided the basis for investment income to be earned and paid to CMFG Life VT. The pool of assets was $241,247 as of December 31, 2014, and was approximately equal to the amount of reserves covered by the agreements. These assets were included in invested assets in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus. Due to the commutation, CMFG Life is no longer required to designate assets for this agreement.

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than investment-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

•	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

•
Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in

42

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There was one transfer totaling $565 into Level 3 from Level 2 during the year ended December 31, 2015. There were no transfers between Level 1 and Level 2 or from Level 3 to Level 2 during the year ended December 31, 2015. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2014. There was one transfer totaling $2,299 into Level 2 from Level 3 and no transfers into Level 3 from Level 2 during the year ended December 31, 2014. The transfers into Level 2 occurred due to a change in the availability of the observable inputs. Transfers into Level 3 related to changes from models using significant inputs that were observable to models using one or more significant inputs that were unobservable. Transfers out of Level 3 related to changes from models using one or more significant inputs that were unobservable to models using significant inputs that were observable.

43

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Fair Value Measurement

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2015.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Bonds
Political subdivisons	$-	$1,980	$-	$1,980
Residential mortgage-backed securities	-	-	568	568
Collateralized debt obligations	-	-	2,930	2,930

Total bonds	-	1,980	3,498	5,478

Preferred stocks	-	-	7,215	7,215
Common stocks	24,000	-	11,191	35,191
Short-term investments	23,288	-	-	23,288

Derivative assets
Options	-	17,267	-	17,267
Futures contracts	152	-	-	152

Total derivative assets	152	17,267	-	17,419

Separate account assets	1,628	3,139,750	-	3,141,378

Total assets at fair value	$49,068	$3,158,997	$21,904	$3,229,969

Liabilities, at Fair Value	Level 1	Level 2	Level 3	Total

Derivative liabilities
Options	$-	$7,729	$-	$7,729
Futures Contracts	6	-	-	6
Swaps	-	10	-	10

Total liabilities	$6	$7,739	$-	$7,745

44

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table summarizes CMFG Life’s assets and liabilities that are measured at fair value as of December 31, 2014.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Bonds
Residential mortgage-backed securities	$-	$-	$3	$3
Collateralized debt obligations	-	-	1,283	1,283

Total bonds	-	-	1,286	1,286

Preferred stocks	-	-	5,750	5,750
Common stocks	17,600	-	11,212	28,812
Short-term investments	36,851	-	-	36,851

Derivative assets
Options	-	42,929	-	42,929
Interest rate swaps	424	-	-	424

Total derivative assets	424	42,929	-	43,353

Separate account assets	21,883	3,898,341	-	3,920,224

Total assets at fair value	$76,758	$3,941,270	$18,248	$4,036,276

Liabilities, at Fair Value	Level 1	Level 2	Level 3	Total

Derivative liabilities
Options	$-	$23,556	$-	$23,556
Interest rate swaps	-	145	-	145

Total liabilities at fair value	$-	23,701	-	23,701

45

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Changes in Fair Value Measurement

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2015:

				Realized/Unrealized
				Gain (Loss)
				Included in:
						Net
	Balance	Transfers	Transfers			Purchases,	Balance
	January	in to	out of	Net	Unassigned	(Sales) and	December
	1, 2015	Level 3	Level 3	Income[1]	Surplus	(Maturities)	31, 2015

Bonds
Residential mortgage-
backed securities	$3	$565	$-	$-	$-	$-	$568
Collateralized
debt obligations	1,283	-	-	-	1,647	-	2,930
Preferred stocks	5,750	-	-	(245)	245	1,465	7,215
Common stocks	11,212	-	-	1,657	538	(2,216)	11,191

Total assets	$18,248	$565	$-	$1,412	$2,430	$(751)	$21,904

1Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2015:

				Net Purchases,
				(Sales) and
	Purchases	Sales	Maturities	(Maturities)

Preferred stocks	$1,465	$-	$-	$1,465
Common stocks	744	(2,960)	-	(2,216)

Total assets	$2,209	$(2,960)	$-	$(751)

46

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2014:

				Realized/Unrealized
				Gain (Loss)
				Included in:

						Net
	Balance	Transfers	Transfers			Purchases,	Balance
	January	in to	out of	Net	Unassigned	(Sales) and	December
	1, 2014	Level 3	Level 3	Income[1]	Surplus	(Maturities)	31, 2014

Bonds
Residential mortgage-
backed securities	$2,303	$-	$2,299	$-	$-	$(1)	$3
Collateralized
debt obligations	1,045	-	-	238	-	-	1,283
Preferred stocks	5,995	-	-	(245)	-	-	5,750
Common stocks	10,457	-	-	755	-	-	11,212

Total assets	$19,800	$-	$2,299	$748	$-	$(1)	$18,248

1Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2014:

				Net Purchases,
				(Sales) and
	Purchases	Sales	Maturities	(Maturities)

Bonds
Residential mortgage-backes	$-	$-	$(1)	$(1)

Total assets	$-	$-	$(1)	$(1)

Determination of Fair Values

The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices and matrix pricing or similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

47

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Level 1 Measurements

Common stocks: Consists of the Federal Home Loan Bank common stock as required as a member of the Federal Home Loan Bank of Des Moines. Valuation is based on the published redemption price at which the Company could transact.

Short-term investments: Consists of money market mutual funds. Valuation is based on the closing price as of December 31.

Derivative assets and liabilities: Exchange traded derivatives that are actively traded and are valued based on quoted prices for identical instruments in markets that are active.
Separate account assets: Consists of money market funds; valuation is based on the closing price as of December 31.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data, such as the U.S. Treasury curve.

Derivative assets and liabilities: Consists of options; valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets.

Separate account assets: Consists of mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; and bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Level 3 Measurements

Mortgage-backed securities (residential and commercial) and collateralized debt obligations: Valuations are obtained from independent, third-party pricing sources without adjustment. The Company does not have access to the significant unobservable inputs used to price these securities due to the lack of transparency in the process used by third parties to develop prices for these investments. The Company believes however, the types of inputs third parties may use would likely be similar to those used to price securities for which inputs are available to the Company, and therefore may include, but not limited to, loss severity rates, constant repayment rates, constant default rates and counterparty credit spreads.

Preferred and common stocks: Consists of non-public securities primarily acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted using internal appraisals that rely on unadjusted information obtained from general partners of the private equity investments.

Fair Value Measurement of Financial Instruments

Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practicable to estimate that value.

48

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2015:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$7,455,979	$7,662,841	$-	$7,205,053	$418,203
Common stocks - unaffiliated	35,191	35,191	24,000	-	11,191
Preferred stocks - unaffiliated	16,215	17,120	-	9,178	7,942
Mortgage loans	1,518,722	1,579,765	-	-	1,579,765
Cash equivalents and
short-term investments[1]	33,289	33,289	30,288	3,001	-
Other invested assets	10,739	10,739	-	-	10,739
Derivatives	17,419	23,398	152	23,246	-
Separate account assets	4,012,697	4,015,747	1,628	4,001,685	12,434
Financial instruments recorded as liabilities:
Deposit-type contracts	363,896	382,411	-	382,411	-
Derivatives	7,745	31,352	6	31,346	-
Notes and interest payable	354,437	354,563	-	354,563	-
Separate account liabilities	4,012,697	4,015,747	1,628	4,001,685	12,434
Financial instruments recorded as surplus:
Surplus notes	85,000	104,593	-	104,593	-

1Excludes cash and cash equivalents of $41,766 that is not subject to fair value accounting.

49

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table summarizes the carrying amounts and fair values of CMFG Life’s financial instruments for which it is practical to estimate that value by fair value measurement level at December 31, 2014:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded as assets:
Bonds and notes	$7,014,990	$7,538,515	$-	$7,112,075	$426,440
Common stocks - unaffiliated	28,812	28,812	17,600	-	11,212
Preferred stocks - unaffiliated	14,750	15,406	-	9,133	6,273
Mortgage loans	1,441,413	1,542,380	-	-	1,542,380
Cash equivalents and
short-term investments[1]	36,851	36,851	36,851	-	-
Other invested assets	13,787	13,787	-	-	13,787
Derivatives	43,353	45,521	424	45,097	-
Separate account assets	4,227,881	4,227,881	-	4,227,881
Financial instruments recorded as liabilities:
Deposit-type contracts	389,823	423,050	-	423,050	-
Derivatives	23,701	43,961	-	43,961	-
Notes and interest payable	194,700	194,873	-	194,873	-
Separate account liabilities	4,227,881	4,227,881	-	4,227,881	-
Financial instruments recorded as surplus:
Surplus notes	85,000	105,097	-	105,097	-

1Excludes cash and cash equivalents of $43,841 that is not subject to fair value accounting.

The carrying amounts for cash, accrued investment income, and margin deposits approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Common stocks: Consists of the Federal Home Loan Bank common stock as required as a member of the Federal Home Loan Bank of Des Moines. Valuation is based on the published redemption price at which the Company could transact.

Cash equivalents and short-term investments: Consists of money market mutual funds and valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivative assets and liabilities: Consists of exchange traded derivatives that are actively traded and are valued based on quoted prices for identical instruments in markets that are active.

50

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Separate account assets: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks: Consists of privately placed common and preferred stock. Valuation is based on observable market inputs such as risk free rates and market comparables.

Cash equivalents and short-term investments: Consists of U.S. government bonds and valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivative assets and liabilities: Consists of derivatives such as options and swaps; valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; and bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Separate account liabilities represent the account value owed to the customer which is equal to the segregated assets carried at fair value, except for separate accounts for single premium deferred annuities which are carried at the lower of amortized cost or fair value.

Deposit-type contracts: The fair value of the Company’s liabilities under deposit-type insurance contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Notes and interest payable and surplus notes: The fair value for notes and interest payable and surplus notes is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Short-term investments: Consists of U.S. Treasury securities that mature within one year from the date of purchase; valuation is based on observable inputs such as the U.S. Treasury yield curve, market indicated spreads and quoted prices for identical assets in markets that are not active and/or similar assets in markets that are active.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Common and preferred stocks: Consists of non-public securities primarily acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees’ financial results, sales restrictions, or other items.

51

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Other invested assets: The fair value of other invested assets, primarily collateral loans, is based upon quoted market prices for similar assets with unobservable inputs. Other invested assets accounted for on the equity method are excluded from fair value disclosures.

Separate account assets and liabilities: Separate account assets are investments held for single premium deferred annuities and are carried at the lower of amortized cost or fair value. Valuations are based on internal models, which include unobservable inputs for similar assets in markets that may not be active.

Not Practicable to Estimate Fair Value

Contract loans: The Company believes it is not practicable to determine the fair value of contract loans since there is no stated maturity and they are often repaid by reductions to benefits.

Note 5: Income Tax

The Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC: CUMIS, CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc., CMIC, CUNA Mutual Insurance Agency, Inc., CUMIS Mortgage Reinsurance Company, CUNA Brokerage Services, Inc., International Commons, Inc., MEMBERS Capital Advisors, Inc., CPI Qualified Plan Consultants, Inc., CUNA Mutual Financial Group, Inc., and CUNA Mutual Global Holdings, Inc. The following companies are also included in the consolidated federal income tax return of CMHC and were subsidiaries of CMHC through January 1, 2015: Producers Ag Insurance Group, Inc., Producers Agriculture Insurance Company, Producers Lloyds Insurance Company, Pro Ag Management, Inc., and Crop Hail Management, Inc. The consolidated federal income tax return of CMHC also included CMFG Life VT in 2014 and 2013.

The Company has entered into a tax sharing agreement with CMHC and its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Current income tax expense consists of the following for the years ended December 31:

	2015	2014	2013

Federal income tax expense (benefit) on operations	$42,717	$(1,993)	$7,638
Federal income tax expense on realized capital gains	27,446	32,102	3,256
Federal income tax expense (benefit) on surplus items	-	(24,594)	(5,791)

Federal income tax expense	$70,163	$5,515	$5,103

52

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The 2015 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2015	2014	Change

Adjusted gross deferred tax assets	$320,591	$308,163	$12,428
Total deferred tax liabilities	(111,835)	(113,164)	1,329

Net deferred tax asset (excluding nonadmitted)	$208,756	$194,999	13,757

Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			(12,645)

Change in net deferred income tax			$1,112

53

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The 2014 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2014	2013	Change

Adjusted gross deferred tax assets	$308,163	$290,746	$17,417
Total deferred tax liabilities	(113,164)	(80,578)	(32,586)

Net deferred tax asset (excluding nonadmitted)	$194,999	$210,168	(15,169)

Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			30,243

Change in net deferred income tax			$15,074

The 2013 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2013	2012	Change

Total deferred tax assets	$290,746	$311,002	$(20,256)
Total deferred tax liabilities	(80,578)	(59,915)	(20,663)

Net deferred tax asset	$210,168	$251,087	(40,919)

Tax effect of unrealized capital gains and losses, unrealized foreign exchange capital gains and losses, and changes as a result of other surplus adjustments			29,450

Change in net deferred income tax			$(11,469)

54

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U. S. federal corporate income tax rate of 35% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2015	2014	2013

Tax expense computed at federal corporate rate	$114,819	$48,668	$37,667
Dividends received deductions	(37,938)	(5,496)	(4,532)
Meals and entertainment	970	729	585
Foreign tax credit	(298)	(354)	(315)
Income tax expense (benefit) related to prior years	4,968	(4,087)	(4,694)
Nonadmitted assets	(8,313)	(20,733)	41
Surplus items	-	(24,594)	(5,791)
Nontaxable gain on merger	(2,884)	-	-
Nondeductible penalties	1,509	156	(558)
Interest maintenance reserve amortization	(4,016)	(5,275)	(5,897)
Statutory change in reserve valuation basis	-	1,043	-
Valuation allowance	(57)	-	-
Other	291	384	66

Total statutory income taxes	$69,051	$(9,559)	$16,572

Federal income tax expense	$70,163	$5,515	$5,103
Change in net deferred income tax	(1,112)	(15,074)	11,469

Total statutory income taxes	$69,051	$(9,559)	$16,572

55

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2015			December 31, 2014			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax
assets	$303,506	$17,164	$320,670	$292,760	$15,403	$308,163	$10,746	$1,761	$12,507
Statutory valuation
allowance
adjustment	-	(79)	(79)	-	-	-	-	(79)	(79)

Adjusted gross
deferred tax
assets	303,506	17,085	320,591	292,760	15,403	308,163	10,746	1,682	12,428

Deferred tax
assets nonadmitted	(14,575)	(71)	(14,646)	(17,314)	-	(17,314)	2,739	(71)	2,668

Admitted deferred
tax assets	288,931	17,014	305,945	275,446	15,403	290,849	13,485	1,611	15,096
Deferred tax
liabilities	(84,792)	(27,043)	(111,835)	(85,496)	(27,668)	(113,164)	704	625	1,329

Net admitted
deferred tax
assets	$204,139	$(10,029)	$194,110	$189,950	$(12,265)	$177,685	$14,189	$2,236	$16,425

The nonadmitted deferred tax asset decreased $2,668 in 2015 and $22,563 in 2014. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

56

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2015	2014	Change

Ordinary deferred tax assets:
Life and accident and health reserves	$104,386	$106,367	$(1,981)
Investments	17	3,344	(3,327)
Deferred acquisition costs	52,187	48,880	3,307
Unearned revenue	13,416	13,626	(210)
Receivables - nonadmitted	49	-	49
Employee benefits	89,529	84,758	4,771
Miscellaneous nonadmitted assets	16,607	13,789	2,818
Policyholder dividends	12,729	13,032	(303)
Unrealized losses	6,956	-	6,956
Other	7,630	8,964	(1,334)

Subtotal ordinary deferred tax assets	303,506	292,760	10,746
Nonadmitted ordinary deferred tax assets	(14,575)	(17,314)	2,739

Admitted ordinary deferred tax asset	288,931	275,446	13,485

Capital deferred tax assets:
Investments	151	-	151
Receivable for future contingent payments	17,013	15,403	1,610

Subtotal capital deferred tax assets	17,164	15,403	1,761
Statutory valuation allowance adjustment	(79)	-	(79)
Nonadmitted capital deferred tax assets	(71)	-	(71)

Admitted capital deferred tax asset	17,014	15,403	1,611

Admitted deferred tax assets	305,945	290,849	15,096

Ordinary deferred tax liabilities:
Investments	(551)	-	(551)
Deferred and uncollected premiums	(55,989)	(51,247)	(4,742)
Tax method changes	(8,519)	(9,727)	1,208
Fixed assets and real estate	(5,856)	(9,328)	3,472
Prepaid expenses	(7,979)	(4,718)	(3,261)
Other	(5,898)	(10,475)	4,577

Total ordinary deferred tax liabilities	(84,792)	(85,495)	703

Capital deferred tax liabilities:
Investments	(22,639)	(19,100)	(3,539)
Unrealized gains	(4,404)	(8,569)	4,165

Subtotal capital deferred tax liabilities	(27,043)	(27,669)	626

Total deferred tax liabilities	(111,835)	(113,164)	1,329

Net admitted deferred tax asset	$194,110	$177,685	$16,425

57

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

		December 31, 2015			December 31, 2014			Change

		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a)	Federal income taxes
	paid in prior years
	recoverable through
	loss carrybacks	$80,685	$7,764	$88,449	$34,215	$9,202	$43,417	$46,470	$(1,438)	$45,032
(b)	Adjusted gross
	deferred tax assets
	expected to be realized
	after application of the
	threshold limitation; the
	lesser of (i) or (ii):	105,661	-	105,661	134,268	-	134,268	(28,607)	-	(28,607)

	(i) Adjusted gross
	deferred tax assets
	expected to be
	realized following the
	balance sheet date	105,661	-	105,661	134,268	-	134,268	(28,607)	-	(28,607)

	(ii) Adjusted gross
	deferred tax assets
	allowed per limitation
	threshold	-	-	252,278	-	-	217,439	-	-	34,839
(c)	Adjusted gross
	deferred tax assets
	offset by gross
	deferred tax liabilities	102,585	9,250	111,835	106,963	6,201	113,164	(4,378)	3,049	(1,329)

Admitted deferred tax asset		$288,931	$17,014	$305,945	$275,446	$15,403	$290,849	$13,485	$1,611	$15,096

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2015	2014

Ratio percentage used to determine recovery period and threshold limitation amount (RBC reporting entity)	1125%	1039%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$1,681,853	$1,449,592

58

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The Company did not use tax planning strategies, including the use of reinsurance, in the calculation of adjusted gross deferred tax assets and net admitted deferred tax assets in 2015 and 2014.

Other Tax Items

As of December 31, 2015, for income tax purposes, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

The Company generally does not provide for U.S. deferred income taxes or foreign withholding taxes on the undistributed earnings of its non-U.S. affiliates and associated companies since the earnings are intended to be reinvested indefinitely. The total amount of undistributed earnings for which such taxes have not been provided is approximately $36,512 and $30,375 as of December 31, 2015 and 2014, respectively. The amount of unrecognized deferred tax liability associated with these earnings is approximately $7,795 and $6,385 as of December 31, 2015 and 2014, respectively.

Income taxes incurred in 2015, 2014 and 2013 of $74,508 and $15,417 and $156, respectively, are available for recoupment in the event of future losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

A reconciliation of the beginning and ending amount of tax contingences is as follows:

	2015	2014

Balance at January 1	$10,909	$5,613
Additions based on tax positions related to the current year	485	2,179
Additions for prior years’ tax position	423	3,117
Reductions for prior years’ tax position	(1,105)	-
Reductions for settlements	(500)	-

Balance at December 31	$10,212	$10,909

The overall effective income tax rate in future periods will be affected if the balances of the tax contingencies as of December 31, 2015 are revalued. Management does not anticipate a material change to the Company’s tax contingencies position during 2016.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the consolidated statutory basis statements of operations. During the years ended December 31, 2015, 2014, and 2013 the Company recognized additions of $309, and CMFG Life recognized additions of $712, and $298 in interest and penalties, respectively. The Company had accrued $2,676 and CMFG Life had accrued $2,360 for the payment of interest and penalties at December 31, 2015 and 2014, respectively.

The Company is included in a consolidated U.S. federal income tax return filed by CMHC and files income tax returns in various foreign jurisdictions. The Company is also included in income tax returns filed in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before 2008.

59

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 6: Related Party Transactions

In the normal course of business, the Company has various lending and other transactions with related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly.

Significant amounts due to/from affiliates are shown in the following table:

	2015	2014

Due to Company:
CUMIS Insurance Society, Inc.	$9,880	$21,633
CUNA Mutual Investment Corporation	951	16,459
CUNA Mutual Insurance Agency, Inc.	10,583	11,234
CUNA Brokerage Services, Inc.	1,283	2,455
CPI Qualified Plan Consultants	2,225	1,485
TruStage Insurance Agency, LLC	4,818	9,783
All other affiliates	5,340	236

Total	$35,080	$63,285

Due from Company:
CUMIS VT	$42,997	$-
MEMBERS Capital Advisors, Inc.	1,556	856
CMFG Life Insurance Company	-	1,922
MEMBERS Life Insurance Company	-	1,695
All other affiliates	54	324

Total	$44,607	$4,797

CMFG Life allocated expenses of $475,775, $446,905 and $262,639 to its subsidiaries in 2015, 2014 and 2013, respectively.

The Company hires MEMBERS Capital Advisors, Inc. (“MCA”) for investment advisory services. MCA, which is 100% owned by CMIC, manages substantially all of the Company’s invested assets in accordance with policies, directives, and guidelines established by the Company. The Company recorded MCA investment management fees totaling $18,940 in 2015 and CMFG Life recorded MCA investment management fees totaling $18,017 and $20,968 for 2014 and 2013, respectively. Subsidiaries of the Company recorded MCA investment management fees of $3,427 and $3,098 and $3,335 in 2015, 2014 and 2013, respectively.

CMFG Life declared and paid $1,000 in stockholder dividends to its parent in 2013. There were no stockholder dividends in 2015 or 2014. CMFG Life made a capital contribution to CMIC of cash of $15,000 in 2015. CMFG Life also received cash dividends of $100,000 from CMIC in 2015. There were no cash dividends in 2014 or 2013.

The Company enters into reinsurance agreements with various related parties. See Note 7 – Reinsurance.

During 2015 and 2014, the Company had notes payable to CUMIS Vermont of up to $50,000. The Company had $42,997 notes payable to CUMIS Vermont outstanding as of December 31, 2015. No notes payable were outstanding as of December 31, 2014.

60

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The Company is party to an unsecured line of credit agreement with CMG Student Lending Services, LLC (“CMG SLS”) whereby the Company advances funds up to $100,000 at the three-month London InterBank Offered Rate (“LIBOR”) plus 100 basis points. CMG SLS is a downstream affiliate of the Company. At December 31, 2015 and 2014, there was an outstanding balance of $10,636 and $13,664 with accrued interest of $1,547 and $1,385, respectively. During 2015, 2014 and 2013, the Company recorded interest income of $163, $196 and $236, respectively.

MEMBERS Life utilizes CUNA Brokerage Services, Inc. (“CBSI”), which is 100% owned by CMIC, to distribute its single premium deferred annuity and recorded a commission for this service of $23,072 in 2015, which is included in insurance taxes, licenses, fees and commissions. CMFG Life utilizes CBSI to distribute annuities and recorded a commission for this service of $3,880, $4,274 and $7,493 in 2015, 2014 and 2013, respectively, which are in insurance taxes, licenses, fees and commissions in 2015 and included in general insurance expenses in 2014 and 2013.

On January 1, 2014 the Company transferred substantially all of its investments in its limited partnerships to MCA Fund I and MCA Fund II and received an interest in each fund. See Note 3, Investments - Limited Partnerships, for additional information on this transaction.

Effective February 5, 2014 and December 31, 2013, the Company transferred the sponsorship of its qualified defined benefit pension plans for represented and non-represented employees, respectively, to CMFG, the Company’s immediate parent. The Company has no ongoing obligation to the plans but may be allocated expense from CMFG for its employees’ participation in the plans.

CMFG Life and CMFG Life VT had been parties to a reinsurance agreement. The agreement was commuted on November 30, 2015 (see Note 7 Reinsurance) and subsequently, CMFG Life VT merged into CMFG Life. The merger was accounted for as a non-reciprocal transfer and inter-company activity in 2015 was reversed and reflected in the financial statements as if the merger occurred January 1, 2015.

Note 7: Reinsurance

The Company enters into ceded reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure and to exit certain products. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also utilizes reinsurance to meet its overall financial and capital objectives.

The Company had entered into modified coinsurance agreements with unrelated parties that ceded 95% of its in-force reserves of certain life insurance business sold by direct mail not including new business. In 2014, the Company terminated and recaptured these agreements.

Effective January 1, 2013, CMFG Life entered into an agreement with its affiliate, MEMBERS Life, to assume 100% of its single premium deferred annuity product. CMFG Life pays a commission equal to 100% of MEMBERS Life actual expenses incurred for this business. Effective October 31, 2012 CMFG Life entered into an agreement with MEMBERS Life to assume 95% of its life and accident and health closed block of business. CMFG Life pays a commission equal to 95% of MEMBERS Life actual expenses incurred for this block of business. On September 30, 2015, the agreement was amended and MEMBERS Life now cedes 100% of its insurance policies in force to CMFG Life and is reimbursed 100% for expenses incurred in the provision of policyholder and benefit payments services, and insurance taxes and charges going forward. These agreements are eliminated in the 2015 consolidated financial statements.

On December 31, 2012, CMFG Life entered into a coinsurance and modified coinsurance agreement with CMFG Life VT to cede 100% of its variable annuity business. The separate account assets remained in the separate account. The net activity was ceded to CMFG Life VT. As part of the agreement, the Company had been required to manage certain assets according to guidelines contained in the agreement (see Note 3- Investments,

61

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Assets Designated). CMFG Life commuted this agreement on November 30, 2015 and recaptured the ceded reserves associated with the reinsurance agreement as if the commutation occurred January 1, 2015, pursuant to the post-commutation merger of CMFG Life VT into CMFG Life, as described in Note 1. CMFG Life is no longer required to designate certain assets for this agreement. The commutation had no impact on surplus or net income.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2015, 2014 and 2013.

	2015	2014	2013

Premiums earned:
Direct	$2,929,275	$2,618,770	$2,363,861
Assumed from affiliates	566	255,344	92,785
Assumed from non-affiliates	889	884	913
Ceded to affiliates	228,611	(284,252)	(344,194)
Ceded to non-affiliates	(11,713)	(78,770)	(143,926)

Premiums earned, net of reinsurance	$3,147,628	$2,511,976	$1,969,439

Benefits and surrender expenses:
Direct	$2,527,146	$3,256,267	$2,282,026
Assumed from affiliates	-	5,899	4,497
Assumed from non-affiliates	679	397	392
Ceded to affiliates	13	(1,267,495)	(699,166)
Ceded to non-affiliates	(11,990)	(59,033)	(97,926)

Benefits and surrender expenses, net of reinsurance	$2,515,848	$1,936,035	$1,489,823

Increase in policy reserves:
Direct	$136,049	$34,424	$209,049
Assumed from affiliates	-	(1,281)	(942)
Ceded to affiliates	228,597	4,828	(1,286)
Ceded to non-affiliates	(7,215)	(8,352)	(9,733)

Increase in policy reserves, net of reinsurance	$357,431	$29,619	$197,088

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $170,750 in 2015 and $397,813 in 2014.

62

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 8: Liability for Claim Reserves

Activity in the liability for accident and health claim reserves, including an allowance for the cost of investigating and settling losses, which is included in the liabilities for policy reserves and policy and contract claims is summarized as follows:

	2015	2014

Balance as of January 1, net of reinsurance recoverables of $9,445 and $9,390	$367,531	$372,018

Incurred related to:
Current year	220,674	227,883
Prior years	(25,637)	(20,457)

Total incurred	195,037	207,426

Paid related to:
Current year	70,758	74,013
Prior years	128,067	137,900

Total paid	198,825	211,913

Balance as of December 31, net of reinsurance
recoverables of $9,211 and $9,445	$363,743	$367,531

For accident and health products, the 2015 and 2014 decreases in prior year incurred losses primarily relate to favorable development on credit disability insurance reserves due to lower losses than expected driven by lower frequency and severity.

63

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 9: Annuity Reserves and Deposit Liabilities

The withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, which are reported as policy reserves on annuity contracts and liability for deposit type contracts are shown in the tables below:

		Separate	Separate
	General	Account with	Account		% of
December 31, 2015	Accounts	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$2,396,571	$872,947	$-	$3,269,518	36.8%
At book value less surrender
charge of 5% or more	638,748	-	-	638,748	7.2%
At fair value	-	-	2,855,958	2,855,958	32.1%

Total with adjustment or
at fair value	3,035,319	872,947	2,855,958	6,764,224	76.1%
At book value with minimal or
no charge adjustment	1,162,447	-	-	1,162,447	13.1%
Not subject to
discretionary withdrawal	961,088	-	3,118	964,206	10.8%

Gross annuity reserves and
deposit liabilities	5,158,854	872,947	2,859,076	8,890,877	100.0%
Reinsurance ceded	-	-	-	-

Total annuity reserves and
deposit liabilities	$5,158,854	$872,947	$2,859,076	$8,890,877

64

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

		Separate	Separate
	General	Account with	Account		% of
December 31, 2014	Accounts	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$2,607,828	$329,540	$-	$2,937,368	32.2%
At book value less surrender
charge of 5% or more	445,012	-	-	445,012	4.9%
At fair value	-	-	3,630,270	3,630,270	39.8%

Total with adjustment or
at fair value	3,052,840	329,540	3,630,270	7,012,650	76.9%
At book value with minimal or
no charge adjustment	1,318,689	-	-	1,318,689	14.5%
Not subject to
discretionary withdrawal	790,401	-	3,313	793,714	8.7%

Gross annuity reserves and
deposit liabilities	5,161,930	329,540	3,633,583	9,125,053	100.0%
Reinsurance ceded	225,429	-	-	225,429

Total annuity reserves and
deposit liabilities	$4,936,501	$329,540	$3,633,583	$8,899,624

Note 10: Statutory Financial Data and Dividend Restrictions

Risk based capital requirements promulgated by the NAIC and adopted by the Insurance Department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. At December 31, 2015 and 2014, CMFG Life’s and MEMBERS Life’s adjusted surplus exceeds the minimum action level requirements.

CMFG Life and its downstream insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. CMFG Life could pay $228,339 in stockholder dividends in 2016 without the approval of the Insurance Department. MEMBERS Life could pay $2,111 in stockholder dividends in 2016 without the approval of the Insurance Department. CMFG Life has two indirect wholly-owned insurance subsidiaries that could pay an aggregate of $116,820 in stockholder dividends in 2016 without regulatory approval. CMFG Life owns one indirect captive insurer whereby all dividends require regulatory approval.

65

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 11: Notes and Interest Payable

The following table provides the details of the Company’s notes and interest payable at December 31:

	2015	2014

Line of credit - Federal Home Loan Bank	$350,030	$190,015
Loan participation	4,407	4,685

Total notes and interest payable	$354,437	$194,700

CMFG Life Insurance Company – Line of Credit – Federal Home Loan Bank

The Company has borrowing capacity as a result of contractual arrangements with the Federal Home Loan Bank of Des Moines (“FHLB”) that were entered into in 2007 and evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that the Company is entitled to borrow from the FHLB if the Company purchases FHLB restricted stock and provides securities as collateral for such borrowings. The amount of such permitted borrowings would be 22.5 times the Company’s FHLB stock ownership, with an overall limitation based on 30% of the Company’s statutory assets. Interest on borrowings was calculated daily at floating rates that ranged from 0.23% to 0.46% in 2015, 0.21% to 0.35% in 2014 and 0.20% to 0.35% in 2013. Payments are due on the line of credit at various dates through 2016 with options of renewal available. As of December 31, 2015 and 2014, the Company owned $24,000 and $17,600 of FHLB restricted common stock, respectively. The Company had $423,890 and $214,636 of pledged securities at December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, the Company had outstanding borrowings of $350,030 and $190,015, respectively.

CUNA Mutual Financial Group, Inc. – Line of Credit – Wells Fargo Bank

In June 2015, CMFG, CMFG Life, CUMIS and certain other affiliates entered into a $250,000 five year unsecured revolving credit facility agreement with Wells Fargo Bank, National Association and other lenders. Under the new facility, the unused fee was assessed at 0.20% at December 31, 2015. Interest amounts are calculated based on certain benchmark interest rates plus a spread that ranges from 1.25% to 1.75% based on CMFG’s debt to capital ratio. CMFG is required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. CMFG Life and CUMIS are required to comply with minimum statutory risk-based capital ratios. CMFG, CMFG Life and CUMIS were in compliance with these covenants at December 31, 2015. As of December 31, 2015 there were no outstanding borrowings under the facility. The facility expires in June 2020. CMFG designated up to $50,000 from the line of credit to be used to fund the capital needs of certain subsidiaries in the event that the subsidiaries need additional capital to meet regulatory minimums. These requirements were released in 2015 and accordingly, the entire $250,000 line of credit was available for general corporate purposes.

CUNA Mutual Financial Group, Inc. – Line of Credit – JP Morgan Chase Bank

CMFG Life entered into a $200,000 three year unsecured revolving credit facility agreement with JP Morgan Chase Bank and other lenders in 2010. In June 2012, the facility was renewed with borrowing capacity of $300,000 and reassigned to CMFG Life’s parent company, CMFG. CMFG Life and other subsidiaries were designated as borrowers under the new agreement. CMFG terminated the JP Morgan Chase Bank unsecured revolving credit facility agreement in June 2015. Under the terminated facility, the unused fee was assessed at 0.20% at December 31, 2014 and 2013, and the fee was paid by CMFG. Under the terminated facility, interest amounts were calculated based on certain benchmark interest rates plus a spread that ranges from 1.375% to 1.75% based on CMFG’s debt to capital ratio. CMFG was required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. CMFG Life and CUMIS were

66

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

required to comply with minimum statutory risk-based capital ratios. CMFG, CMFG Life, and CUMIS were in compliance with these covenants at December 31, 2014. As of December 31, 2014, there were no outstanding borrowings under the JP Morgan Chase facility. CMFG designated up to $95,000 from the line of credit to be used to fund the capital needs of certain subsidiaries in the event that the subsidiaries need additional capital to meet regulatory minimums. Accordingly, $205,000 of the line of credit was available for general corporate purposes.

CMFG Life Insurance Company – Loan Participation

In 2013, the Company sold an interest in a mortgage loan to an unaffiliated entity, which has been accounted for as a secured borrowing. The Company’s ongoing participation with the interest sold includes providing certain management and administrative services, including appointing and delegating the loan servicer.

The interest sold is included in mortgage loans in the consolidated statutory basis statement of admitted assets, liabilities and capital and surplus. The cash flows relate to interest and principal payments received from the borrower on the original mortgage loan, less servicing fees and are paid to the counterparty in accordance with the terms of the underlying agreement. Notwithstanding this accounting treatment, the mortgage loan asset that collateralizes the note payable supplies the cash flow to pay principal and interest to the note holder, and the interest in the mortgage loan sold is not available to general creditors of the Company.

Note 12: Surplus Notes

The 8.5% $85,000 surplus notes, issued in 2010, are due in July 2030. Interest on the notes is payable semi-annually. The surplus notes are unsecured obligations of CMFG Life, ranking subordinate to the claims of policyholders and all other creditors. CMFG Life may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to and received approval from the applicable insurance regulatory authority. Beginning on July 31, 2020, and continuing annually thereafter until July 2030, scheduled principal payments (in equal annual installments) will be due and payable, subject to the foregoing regulatory approvals. CMFG Life is required to comply with certain financial covenants including maintenance of a minimum statutory risk-based capital ratio and minimum total adjusted statutory capital level. At December 31, 2015, CMFG Life was in compliance with these covenants.

A request for payment of surplus note interest due January 2016 was submitted to the Insurance Department and approval was granted in 2016. Since the approval was in 2016, there is no accrual at December 31, 2015. CMFG Life incurred and paid interest of $7,225 in 2015, 2014 and 2013.

67

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 13: Commitments and Contingencies

Investment Commitments

The Company has the following investment commitments outstanding at December 31:

	2015	2014

Limited partnerships	$529,303	$485,361
Investment in affiliated LLC	42,280	57,871
Mortgage loans	40,280	23,840
Private placements	7,000	14,000
Bank loans	136	737

Total investment commitments	$618,999	$581,809

Limited partnership commitments generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

Investment in affiliated LLC commitments generally represents commitments to fund the LLC’s acquisition of financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

Mortgage loan commitments are agreements to fund commercial mortgages after year end for loans approved prior to year end.

Private placement debt commitments are contracts signed prior to year end to purchase debt securities after year end.

Bank loan commitments represent commitments to acquire loans from banks at a specified future date.

Leases

The Company contracts for long term leases for office space, autos and equipment. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

68

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The Company has the following minimum operating lease payments as of December 31, 2015.

Future Minimum
Operating
Lease Payments

2016	$16,881
2017	6,589
2018	4,778
2019	1,357

Total minimum lease payments	$29,605

Rental expense included in the Company’s operations, excluding rent expense applicable to its own buildings, amounted to $10,487, $9,309 and $9,775 in 2015, 2014 and 2013, respectively.

In December 2013, the Company entered into sale leaseback transactions with an unrelated party to sell and leaseback software. The Company had entered into similar sale leaseback transactions with software and equipment in 2012 and 2011. The lease term for software is for 4 years with annual lease payments of $1,028, $2,429, and $1,904 for the leases beginning in 2013, 2012, and 2011, respectively. The lease term for the equipment is 5 years with annual lease payments of $2,459. At the end of each year of each lease, the Company has the option of purchasing the software and equipment at a predetermined percentage of the original sale price.

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2015 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $5,254 and CMFG Life established a liability of $5,413 at December 31, 2015 and 2014, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued assessments and has established an asset of $4,380 and CMFG Life established an asset of $4,671 as of December 31, 2015 and 2014, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

69

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Assets recognized from paid and accrued premium tax offsets and policy surcharges are summarized as follows:

	2015	2014

Creditable guaranty fund assessments paid	$1,968	$1,427
Creditable guaranty fund assessments accrued	4,671	3,621

Balance as of January 1	6,639	5,048

Decreases:
Premium tax offset applied	538	396
Accrued Assessments	291	-

Total decreases	829	396

Increases:
Creditable guaranty fund assessments paid	349	937
Accrued assessments	-	1,050

Total increases	349	1,987

Creditable guaranty fund assessments paid	1,779	1,968
Creditable guaranty fund assessments accrued	4,380	4,671

Balance as of December 31	$6,159	$6,639

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company’s practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated statutory basis financial statements of the Company.

70

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 14: Benefit Plans

Postretirement Benefit Plans

CMFG Life had noncontributory defined benefit pension plans that covered most full time employees. Retirement benefits were provided using either a traditional or cash balance formula. The traditional formula provided benefits based on compensation and years of service. The cash balance formula utilized notional accounts that credit participants with benefits equal to a percentage of eligible pay as well as earnings credits for each account balance. The cash balance formula applied to employees hired after December 31, 2001 for employees not covered under a collective bargaining agreement (“non-represented employees”) and September 1, 2005 for employees covered under a collective bargaining agreement (“represented employees”). Pursuant to a collective bargaining agreement (“the Agreement”) executed on May 3, 2013 the traditional formula portion of the pension plan for represented employees was frozen as of December 31, 2015. As a result of the Agreement, an $8,683 decrease in accrued pension and postretirement liability was recognized through surplus in 2013 and is shown in the table below. Benefits vested according to plan schedules. The Company’s policy was to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974.

Effective January 1, 2013, the Company adopted SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (“SSAP No. 102”), and SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (“SSAP No. 92”). Under these standards, future obligations due to non-vested participants are required to be included in benefit obligations. These SSAPs also require the Company’s surplus, as reported on the statement of admitted assets, liabilities, and capital and surplus, to fully reflect the net liability related to the plans’ projected benefit obligations, reduced by the fair value of any plan assets, including unrecognized net experience losses and prior service costs. The Company elected to recognize the impact into surplus over a transition period not to exceed ten years as provided under the standards. As of December 31, 2013, $53,774 and $13,729, related to pension and other postretirement benefits, respectively, was recognized in unassigned surplus. Beginning in 2014, the Company’s remaining transition liability related to other postretirement benefits of $11,085, will be recognized in unassigned surplus on a systematic basis, consistent with the transition rules described in the guidance, over a four-year period. In 2015 and 2014, $4,881 and $3,485, respectively, of the transition liability was recognized in unassigned surplus. The remaining transition liability of $2,718 will be recognized over the next two years.

Effective December 31, 2013, the Company transferred the sponsorship of its qualified defined benefit pension plan for non-represented employees to CMFG, the Company’s immediate parent. The Company has no ongoing obligation to the plan but expects to contribute to the annual cost. There were $16,000, $36,300 and $16,000 of expenses recorded in general insurance expenses related to this plan in 2015, 2014 and 2013, respectively, in addition to the net periodic benefit costs.

Effective February 5, 2014, the Company transferred the sponsorship of its qualified defined benefit pension plan for represented employees to CMFG. The Company made a contribution to the plan prior to the transfer and has no ongoing obligation to the plan but expects to contribute to the annual cost. There were $14,000 and $16,450 of expenses recorded in general insurance expenses related to this plan in 2015 and 2014, respectively, in addition to the net periodic benefit costs. The liability and the associated taxes related to the plan were transferred to CMFG on February 1, 2014, resulting in an increase to paid-in capital of $13,495 net of tax of $7,267.

The remaining pension benefit obligation relates to certain employees and directors also eligible for non-qualified defined benefit plans. The Company has postretirement benefit plans that provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. As of January 1, 2016, pursuant to the Agreement above, retirement medical subsidies will be eliminated for all future retirees who do not meet certain age, years of service and/or employment status criteria. As a result of the Agreement, a $1,091 curtailment loss was recognized in general insurance expenses in 2013.

71

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The measurement date for all benefit plans is December 31.

The following tables provide information with respect to the benefit obligations, the fair value of assets, and the funded status of the plans for the years ended at December 31:

	Pension Benefits		Other Postretirement Benefits
	2015	2014	2015	2014

Reconciliation of benefit obligation
Obligations at January 1	$41,343	$206,316	$69,274	$58,322

Service cost	583	877	1,818	1,103
Interest cost	2,026	2,567	3,088	3,101
Actuarial loss (gain)	(1,795)	3,811	(2,542)	7,923
Benefit payments	(2,679)	(2,448)	(1,998)	(1,175)
Transfer pension plan sponsorship to parent	–	(169,780)	–	–
Other	–	–	413	–

Total benefit obligation at December 31	$39,478	$41,343	$70,053	$69,274

	Pension Benefits		Other Postretirement Benefits
	2015	2014	2015	2014

Reconciliation of fair value of plan assets

Fair value of plan assets at January 1	$–	$147,768	$8,420	$8,219
Actual return on plan assets	–	–	(204)	201
Employer contributions	2,679	3,698	1,998	1,175
Transfer pension plan sponsorship to parent	–	(149,018)	–	–
Benefit payments	(2,679)	(2,448)	(1,998)	(1,175)

Fair value of plan assets at December 31	$–	$–	$8,216	$8,420

	Pension Benefits		Other Postretirement Benefits
	2015	2014	2015	2014

Funded status

Funded status at December 31	$(39,478)	$(41,343)	$(61,838)	$(60,855)
Deferred surplus	–	–	7,600	11,085
Recognize deferred surplus	–	–	(4,881)	(3,485)

Accrued benefit asset (liability)	$(39,478)	$(41,343)	$(59,119)	$(53,255)

72

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table provides items not yet recognized as a component of net periodic cost.

	Pension Benefits		Other Postretirement Benefits
	2015	2014	2015	2014

Net prior service cost (benefit)	$(643)	$(841)	$10,527	$13,636
Net actuarial gain	10,828	13,495	722	2,493

Balance, December 31,	$10,185	$12,654	$11,249	$16,129

The estimated net actuarial loss and prior service cost that will be amortized into net periodic benefit cost during 2016 for the non-qualified pension plans are $618 and $198, respectively. The estimated prior service cost that will be amortized for the other postretirement benefit plans is $3,523. There is no anticipated estimated amortization of actuarial loss or unrecognized transition obligation that will be amortized in 2016.

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations, including assumptions for future salary increases. The accumulated benefit obligation (“ABO”) is similar to the PBO but without an assumption for future salary increases.

The ABO for pension plans was $36,898 and $39,033 at December 31, 2015 and 2014, respectively.

73

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table provides information with respect to the components of the net periodic benefit cost.

	Pension Benefits			Other Postretirement Benefits
	2015	2014	2013	2015	2014	2013

Service cost	$583	$877	$11,514	$1,818	$1,103	$1,408
Interest cost	2,026	2,567	34,514	3,088	3,101	2,777
Expected return on plan assets	–	(855)	(45,209)	(567)	(563)	(610)
Amortization of prior service cost	(198)	(197)	(890)	3,523	3,485	3,591
Amortization of net unrecognized
transition obligation	–	–	101	–	–	93
Amortization of net unrecognized
(gain) loss	848	654	23,247	–	–	1,091

Net periodic benefit cost	$3,259	$3,046	$23,277	$7,862	$7,126	$8,350

The actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

	Pension Benefits		Other Postretirement Benefits
	2015	2014	2015	2014

Weighted average assumptions
at December 31 for benefit cost:
Discount rate	4.5%	5.2%	4.5%	5.4%
Rate of compensation increase	4.8%	4.8%	3.4%	3.9%
Expected long-term rate
of return on plan assets	–	–	6.7%	6.9%

Weighted average assumptions
at December 31 for obligation:
Discount rate	4.8%	4.5%	4.9%	4.5%

For measurement purposes, a 7.5% annual rate of increase in the per capita cost of covered health care benefits was assumed, decreasing gradually to 4.3% for 2071 and thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% increase (or decrease) in the assumed health care cost trend rate for each year would increase (or decrease) the accumulated other postretirement benefit obligation as of December 31, 2015 by $4,281 (or $4,033) and the annual net periodic other postretirement benefit cost for the year then ended by $233 (or $222).

In determining the discount rate for the year ended December 31, 2015 and 2014, the Company used a hypothetical bond portfolio of actual AA rated securities matching the expected monthly benefits. In determining the expected long term rate of return on plan assets, the Company used the current investment allocation applied to a long term historical indexed rate of return for these asset classes.

74

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Estimated Future Benefit Payments

Expected future benefit payments for the years ended December 31 are as follows:

		Other	Other	Other
		Benefits	Benefits	Benefits
	Pension	Before	Medicare	After
	Benefits	Subsidy	Subsidy	Subsidy

Estimated future benefit payments:
2016	$2,594	$2,451	$(45)	$2,406
2017	2,649	2,957	(62)	2,895
2018	2,595	3,470	(72)	3,398
2019	2,601	3,962	(90)	3,872
2020	2,629	4,493	(109)	4,384
2020-2024	13,377	24,693	(869)	23,824

The Company anticipates remitting $30,000 in 2016 to CMFG for CMFG’s contribution to the pension plans it sponsors for which the Company’s employees participate. Such remittance will be recorded as expense upon payment. For other postretirement benefits, the employer contribution will be equivalent to the estimated 2016 benefits.

Postretirement Benefit Plan Assets

The Company maintains investments in mutual funds that invest in domestic large-cap and investment grade corporate bond mutual funds. The Company limits its concentrations of risk by diversifying its plan assets through investment in funds rather than individual holdings. The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate risk. The Company invests its postretirement benefit plans assets with the goal of meeting its short and long term obligations.

75

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

CMFG Life’s postretirement benefit plan asset allocation at December 31, 2015 and 2014 by asset category, as a percentage of plan assets, and the target allocation, are shown below:

			2016 Target
Asset Category	2015	2014	Allocation

Mutual funds with debt securities	98.8%	98.9%	100.0%
Cash equivalents	1.2	1.1	–

Total	100.0%	100.0%	100.0%

The fair value of the Company’s postretirement benefit plan assets by asset category at December 31, 2015 are presented in the following table.

Plan Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$99	$–	$–	$99
Mutual funds with debt securities	8,117	–	–	8,117

Total plan assets at fair value	$8,216	$–	$–	$8,216

The fair value of the Company’s postretirement benefit plan assets by asset category at December 31, 2014 are presented in the following table.

Plan Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$93	$–	$–	$93
Mutual funds with debt securities	8,327	–	–	8,327

Total plan assets at fair value	$8,420	$–	$–	$8,420

A summary of valuation techniques for classes of pension plan assets by fair value hierarchy level are as follows:

Level 1 Measurements
Cash Equivalents: Consists of money market mutual funds; valuation is based on the closing price as of the balance sheet date.

Mutual funds with debt securities: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

76

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Other Postemployment Benefits

The Company has a plan to provide severance pay and continuation of certain life and health benefits during the severance period to qualifying inactive or former employees. The Company also provides certain life and health benefits to employees in disability status. The liability for these other postemployment benefits was $9,594 and $7,803 at December 31, 2015 and 2014, respectively. Such costs are recognized during an employee’s service years if certain requirements are met. The amount charged to expense was $6,540, $4,138 and $1,948 in 2015, 2014 and 2013, respectively.

Defined Contribution Plans

The Company sponsors defined contribution thrift and savings plans for certain full-time and part-time employees of participating employers who meet certain eligibility requirements. Participants defer a portion of their compensation up to statutory maximums; the Company matches part of the deferrals and this match is vested according to plan schedules. Company contributions for these plans were $16,669, $13,585 and $13,009 for the years ended December 31, 2015, 2014 and 2013, respectively.

Deferred Compensation Plans

The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $71,675 and $70,349 as of December 31, 2015 and 2014, respectively, and is included in the liability for employee retirement plans in the accompanying consolidated statutory basis statement of admitted assets, liabilities and capital and surplus.

Note 15: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2015	2014

Nonadmitted assets:
Net deferred tax asset	$(14,646)	$(17,314)
Electronic data processing equipment and software	(45,966)	(28,732)
Furniture and equipment	(2,044)	(2,608)
Prepaid expenses	(36,203)	(25,273)
Contingent receivable	(50,807)	(52,045)
Other	(15,404)	(15,111)

Total nonadmitted assets	$(165,070)	$(141,083)

77

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 16: Premiums Deferred and Uncollected

Deferred and uncollected life insurance premiums as of December 31 are shown in the following table:

	2015		2014

		Net of		Net of
	Gross	Loading	Gross	Loading

Ordinary new business	$36,065	$14,486	$35,114	$11,408
Ordinary renewal	90,226	75,079	63,812	56,587
Credit life	16,534	16,534	16,132	16,131
Group life	81,823	73,564	90,373	83,463
Accident and health	28,480	28,891	27,251	27,251
Nonadmitted receivables	(810)	(810)	(505)	(505)

Total	$252,318	$207,744	$232,177	$194,335

Gross premium represents the amount of premium charged to the policyholders. The amounts net of loading exclude the portion of the gross premium attributable to expenses and certain pricing assumptions.

Note 17: Separate Accounts

Separate accounts held by the Company represent funds that are invested to support its obligations under variable annuity and single premium deferred annuity contracts and variable universal life policies. The assets of the separate accounts are carried at fair value, with the exception of the assets for the single premium deferred annuity contracts, which are carried at the lower of amortized cost or fair value. See Note 2, Summary of Significant Accounting Policies – Prescribed Statutory Accounting Practice for additional information regarding the Company’s prescribed practice.

The general account of the Company has a maximum guarantee of separate account variable annuity liabilities of $77,540 and $38,828 as of December 31, 2015 and 2014, respectively. The general account paid $371, $371 and $232 in 2015, 2014 and 2013, respectively, towards variable annuity guarantees. The separate account paid risk charges to the general account related to these guarantees of $6,004, $6,143 and $6,008 in 2015, 2014 and 2013, respectively.

78

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Information relating to the Company’s separate account business as of December 31 is set forth in the tables below:

	2015		2014

	Indexed		Indexed
	with	Non-	with	Non-
	Guarantees	Guaranteed	Guarantees	Guaranteed

Reserves with assets held:
At fair value	$10,133	$3,057,150	$21,883	$3,848,799
At amortized cost	862,814	–	307,657	–

Total	$872,947	$3,057,150	$329,540	$3,848,799

Reserves with assets subject to
discretionary withdrawal:
At fair value	$10,133	$3,054,032	$21,883	$3,845,486
With fair value adjustment	862,814	–	307,657	–
At book value without fair value adjustment and
with current surrender charge less than 5%	–	–	–	–
Not subject to discretionary withdrawal	–	3,118	–	3,313

Total	$872,947	$3,057,150	$329,540	$3,848,799

The fair value of separate account assets held at amortized cost was $684,132 and $306,769 at December 31, 2015 and 2014, respectively. The unrealized gain (loss) on the assets held was ($4,274) and $ 8,190 at December 31, 2015 and 2014, respectively.

79

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table shows the premiums and deposits (withdrawals) for contracts recorded in the separate accounts for the years ended December 31:

	2015		2014

	Indexed with	Non-	Indexed with	Non-
	Guarantees	Guaranteed	Guarantees	Guaranteed

Non-guaranteed premiums, considerations and
deposits received for separate account policies	$595,566	$216,050	$252,046	$292,970

Total	$595,566	$216,050	$252,046	$292,970

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2015		2014

	Indexed with	Non-	Indexed with	Non-
	Guarantees	Guaranteed	Guarantees	Guaranteed

Transfers to separate accounts	$595,566	$215,782	$252,046	$293,262
Transfers from separate accounts	(7,704)	(1,003,779)	(1,369)	(1,321,295)
Valuation adjustment	-	(59)	-	13

Net transfers to (from) separate accounts	$587,862	$(788,056)	$250,677	$(1,028,020)

Note 18: Subsequent Events

The Company evaluated subsequent events from December 31, 2015 through March 24, 2016, the date the consolidated statutory basis financial statements were available for issuance. During this period, there were no significant subsequent events that require adjustment to or disclosure in the accompanying financial statements.

80

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Supplemental Schedules
December 31, 2015

Supplemental Schedules

81

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Admitted Assets, Liabilities and Capital and Surplus
December 31, 2015
(000s omitted)

		MEMBERS
Admitted Assets	CMFG Life	Life	Eliminations		Consolidated

Cash and invested assets:
Bonds and notes	$7,443,281	$12,698	$–		$7,455,979
Investments in affiliates	1,017,341	–	(21,111	)A	996,230
Common stocks - unaffiliated	35,191	–	–		35,191
Preferred stocks	16,215	–	–		16,215
Mortgage loans	1,518,722	–	–		1,518,722
Real estate occupied by the Company,
at cost less accumulated depreciation	73,687	–	–		73,687
Real estate held for production of income,
at cost less accumulated depreciation	7,326	–	–		7,326
Contract loans	102,897	–	–		102,897
Derivatives	17,419	–	–		17,419
Other invested assets	629,877	–	–		629,877
Receivable for securities sold	641	–	–		641
Cash, cash equivalents
and short-term investments	57,963	17,092	–		75,055

Total cash and invested assets	10,920,560	29,790	(21,111)		10,929,239
Premiums in the course of collection	207,723	21	–		207,744
Accrued investment income	85,741	134	–		85,875
Federal income taxes recoverable	1,693	528	–		2,221
Net deferred tax asset	193,913	197	–		194,110
Amounts due from reinsurers	4,564	5,942	(8,593	)C	1,913
Electronic data processing equipment -
at cost, less accumulated depreciation	3,593	–	–		3,593
Receivables from affiliates	35,032	807	(759	)B	35,080
Other assets	10,404	6	–		10,410
Separate account assets	4,012,697	–	–		4,012,697

Total admitted assets	$15,475,920	$37,425	$(30,463)		$15,482,882

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate affiliated intercompany reinsurance agreements.

82

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Admitted Assets, Liabilities and Capital and Surplus, continued
December 31, 2015
(000s omitted)

		MEMBERS
Liabilities and Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated

Liabilities:
Policy reserves
Life insurance and annuity contracts	$7,049,156	$–	$(1	) C	$7,049,155
Accident and health contracts	799,282	–	–		799,282
Liability for deposit-type contracts	363,896	–	–		363,896
Policy and contract claims	95,239	–	(329)		94,910
Dividends payable to policyholders	24,752	–	–		24,752
Advance premium and experience refunds	88,956	–	–		88,956
Reinsurance payable	1,469	2,650	(3,158	) C	961
Interest maintenance reserve	49,766	–	–		49,766
Liability for employee retirement plans	179,866	–	–		179,866
Amount held for others	12,643	72	(5,105	) C	7,610
Payable to affiliates	42,885	2,481	(759	) B	44,607
Commissions, expenses, taxes,
licenses, and fees accrued	197,577	388	–		197,965
Notes and interest payable	354,437	–	–		354,437
Asset valuation reserve	344,345	4	–		344,349
Derivatives	7,745	–	–		7,745
Payable for securities purchased	7,501	–	–		7,501
Other liabilities	22,068	10,719	–		32,787
Transfers to separate accounts	(36,805)	–	–		(36,805)
Separate account liabilities	4,012,697	–	–		4,012,697

Total liabilities	13,617,475	16,314	(9,352)		13,624,437

Capital and surplus:
Capital
Common stock	7,500	5,000	(5,000	) A	7,500
Paid-in capital	62,837	10,500	(10,500	) A	62,837
Surplus notes	85,000	–	–		85,000
Unassigned surplus	1,703,108	5,611	(5,611	) A	1,703,108

Total capital and surplus	1,858,445	21,111	(21,111)		1,858,445

Total liabilities and capital and surplus	$15,475,920	$37,425	$(30,463)		$15,482,882

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate affiliated intercompany reinsurance agreements.

83

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Operations
Year Ended December 31, 2015
(000s omitted)

		MEMBERS
Statement of Operations	CMFG Life	Life	Eliminations		Consolidated

Income
Premiums and other considerations
Life and annuity contracts	$2,575,361	$(1,207)	$–		$2,574,154
Accident and health contracts	534,833	(1)	–		534,832
Supplementary contracts	38,642	–	–		38,642
Net investment income	512,682	317	–		512,999
Reinsurance commissions	1,596	36,831	(36,831	)C	1,596
Commission and fee income	63,042	1	–		63,043
Other income	25,214	3,730	–		28,944

Total income	3,751,370	39,671	(36,831)		3,754,210

Benefits and expenses
Death and annuity benefits	454,577	64	–		454,641
Disability and accident and health benefits	200,152	(1)	–		200,151
Interest on deposit-type contracts	11,078	(1)	–		11,077
Other benefits to policyholders and beneficiaries	2,192	–	–		2,192
Surrender benefits	1,812,030	22	–		1,812,052
Payments on supplementary contracts
with life contingencies, interest and
policy or deposit-type contract
funds, and group conversions	35,735	–	–		35,735
Increase in policy reserves-life and annuity contracts
and accident and health insurance	358,767	(1,336)	–		357,431
General insurance expenses	701,006	9,868	–		710,874
Insurance taxes, licenses, fees, and commissions	93,136	28,535	(36,831	)C	84,840
Net transfers to (from) separate accounts	(200,194)	–	–		(200,194)

Total benefits and expenses	3,468,479	37,151	(36,831)		3,468,799

Income before dividends to policyholders, federal
income tax expense and net realized capital ga	282,891	2,520	–		285,411
Dividends to policyholders	24,479	–	–		24,479

Income before federal income tax expense
and net realized capital gains	258,412	2,520	–		260,932
Federal income tax expense	41,201	1,516	–		42,717

Income before net realized capital gains
Net realized capital gains, excluding gains transferred	217,211	1,004	–		218,215
to IMR, net of tax expense (benefit)	39,001	108	–		39,109

Net income	$256,212	$1,112	$–		$257,324

C.	To eliminate affiliated intercompany reinsurance agreements.

84

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Changes in Capital and Surplus
Year Ended December 31, 2015
(000s omitted)

		MEMBERS
Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated

Balance at the beginning of year	$1,632,876	$18,365	$(18,365)		$1,632,876

Additions (deductions):
Net income	256,212	1,112	–		257,324
Change in unrealized capital gains, net of tax	15,479	–	(2,746	) A	12,733
Change in unrealized foreign exchange
capital gain (loss),	(2,789)	–	–		(2,789)
Change in asset valuation reserve	1,030	1	–		1,031
Change in net deferred income tax	(25,613)	82	–		(25,531)
Change in nonadmitted assets	(20,618)	1,551	–		(19,067)
Miscellaneous expense	431	–	–		431
Change in pension liablity, net of tax	1,437	–	–		1,437

Net additions	225,569	2,746	(2,746)		225,569

Balance at the end of the year	$1,858,445	$21,111	$(21,111)		$1,858,445

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.

85

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Cash Flows
Year Ended December 31, 2015
(000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated

Cash from operating activities
Premiums and other considerations	$2,903,345	$203	$(1,368	) C	$2,902,180
Net investment income received	510,597	325	–		510,922
Reinsurance commissions	1,596	42,168	(36,831	) C	6,933
Other income	74,992	–	–		74,992
Policy and contract benefits and dividends paid	(2,525,873)	(3,289)	1,875	C	(2,527,287)
Operating expenses paid	(720,477)	(36,988)	36,831	C	(720,634)
Federal income taxes received (paid)	(48,321)	(169)	–		(48,490)
Net transfers (to) from separate accounts	194,093	–	–		194,093

Net cash provided by operating activities	389,952	2,250	507		392,709

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	680,085	8,973	–		689,058
Stocks	62,092	–	–		62,092
Mortgage loans	154,722	–	–		154,722
Real estate	6,650	–	–		6,650
Other invested assets	64,286	–	–		64,286
Net change in receivables from securities sold	2,005	–	–		2,005
Miscellaneous proceeds	40,846	15	–		40,861

Total investment proceeds	1,010,686	8,988	–		1,019,674

Cost of investments acquired
Bonds and notes	1,120,279	8,760	–		1,129,039
Stocks	40,128	–	–		40,128
Mortgage loans	232,055	–	–		232,055
Real estate	5,735	–	–		5,735
Other invested assets	139,529	–	–		139,529
Miscellaneous applications	11,817	–	–		11,817

Total investments acquired	1,549,543	8,760	–		1,558,303

Net decrease in contract loans	–	(197)	–		(197)

Net cash provided by (used in) investing activities	(538,857)	425	–		(538,432)

					(continued)

86

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Cash Flows, continued
Year Ended December 31, 2015
(000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated

Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	190,723	–	–	190,723
Net deposits on deposit-type contracts	(36,223)	–	–	(36,223)
Other cash provided (used)	(28,324)	8,816	(507)	(20,015)

Net cash provided by (used in) financing
and miscellaneous activities	126,176	8,816	(507)	134,485

Net change in cash, cash equivalents and
short-term investments	(22,729)	11,491	–	(11,238)
Cash, cash equivalents and short-term
investments at the beginning of year - CMFG Life	80,692	–	–	80,692
Cash, cash equivalents and short-term investments
at the beginning of year - MEMBERS Life	–	5,601	–	5,601

Cash, cash equivalents and short-term
investments at the end of year	$57,963	$17,092	$–	$75,055

C.	To eliminate affiliated intercompany reinsurance agreements.

87

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data
As of and for the Year Ended December 31, 2015
(000s omitted)

Investment income earned:
Government bonds	$2,170
Bonds exempt from U.S. tax	–
Other bonds (unaffiliated)	351,081
Bonds of affiliates	3,577
Preferred stocks (unaffiliated)	2,126
Preferred stocks of affiliates	–
Common stocks (unaffiliated)	284
Common stocks of affiliates	100,000
Mortgage loans	73,154
Real estate	18,746
Premium notes, contract loans and liens	6,954
Cash	540
Cash equivalents	–
Short-term investments	10
Other invested assets	513
Derivative financial instruments	(236)
Aggregate write-in for investment income	1,021

Gross investment income	$559,940

Real estate owned - book value less encumbrances (excluding home office)	$7,326

Mortgage loans - book value:
Farm mortgages	$–
Residential mortgages	22
Commercial mortgages	1,518,700

Total mortgage loans	$1,518,722

Mortgage loans by standing - book value:
Good standing	$1,518,722
Good standing with restructured terms	–
Interest overdue more than three months, not in foreclosure	–
Foreclosure in process	–
Other long-term assets-statement value	622,846
Collateral loans	–
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds	89,003
Preferred stocks	–
Common stocks	1,017,341

88

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2015
(000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$527,243
Over 1 year through 5 years	2,623,289
Over 5 years through 10 years	2,213,157
Over 10 years through 20 years	835,777
Over 20 years	1,261,024

Total by maturity	$7,460,490

Bonds by class - statement value
Class 1	4,331,055
Class 2	2,687,658
Class 3	320,689
Class 4	60,420
Class 5	46,577
Class 6	14,091

Total by class	$7,460,490

Total bonds publicly traded	$4,427,741
Total bonds privately placed	3,032,749

Preferred stocks - statement value	16,215
Common stocks - market value	35,191
Short-term investments - book value	17,209
Options, caps & floors - statement value	17,267
Options, caps & floors written and in force - statement value (excluding liabilities)	–
Collar, swap & forward agreements open - statement value	–
Futures contracts open - current value (excluding liabilities)	152
Cash	40,754
Cash equivalents	–

89

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2015
(000s omitted)

Life insurance in force:
Industrial	$–
Ordinary	22,519,591
Credit life	22,262,298
Group life	12,465,083

Amount of accidental death insurance in force under ordinary policies	1,167,608

Life insurance policies with disability provisions in force:
Industrial	–
Ordinary	2,495,172
Credit life	208,394
Group life	364

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	139,915
Income payable	10,400

Ordinary - involving life contingencies
Income payable	30,750

Group - not involving life contingencies
Amount of deposit	–
Income payable	–

Group - involving life contingencies
Income payable	–

Annuities:
Ordinary
Immediate - amount of income payable	23,115
Deferred - fully paid - account balance	2,515,579
Deferred - not fully paid - account balance	1,686,499

Group
Immediate - amount of income payable	30,675
Fully paid account payable	–
Not fully paid - account balance	3,544,161

Accident and health insurance - premium in force
Ordinary	56,233
Group	200,401
Credit	371,761

Deposit funds and dividends accumulations:
Deposit funds - account balance	41,041
Dividend accumulations - account balance	159,825

90

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2015
(000s omitted)

Claim payments 2015
Group accident and health - year ended December 31
2015	$26,300
2014	12,959
2013	1,435
2012	850
2011	533
Prior	4,036

Other accident and health
2015	1,197
2014	1,556
2013	1,653
2012	856
2011	499
Prior	1,123

Other coverages that use developmental methods to calculate claims reserves
2015	41,631
2014	42,391
2013	22,763
2012	15,105
2011	8,784
Prior	15,154

91

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data
As of and for the Year Ended December 31, 2015
(000s omitted)

Investment income earned:
Government bonds	$269
Other bonds (unaffiliated)	120
Bonds of affiliates	–
Preferred stocks (unaffiliated)	–
Preferred stocks of affiliates	–
Common stocks (unaffiliated)	–
Common stocks of affiliates	–
Mortgage loans	–
Real estate	–
Premium notes, contract loans and liens	5
Collateral loans	–
Cash	–
Cash equivalents	–
Short-term investments	–
Other invested assets	–
Derivative financial instruments	–
Aggregate write-in for investment income	–

Gross investment income	$394

Real estate owned - book value less encumbrances	$–

Mortgage loans - book value:
Farm mortgages	–
Residential mortgages	–
Commercial mortgages	–

Total mortgage loans	$–

Mortgage loans by standing - book value:
Good standing	–
Good standing with restructured terms	–
Interest overdue more than three months, not in foreclosure	–
Foreclosure in process	–

Other long-term assets-statement value	–
Collateral loans	–
Bonds and stocks of parents, subsidiaries and affiliates - book value:
Bonds	–
Preferred stocks	–
Common stocks	–

92

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2015
(000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$17,795
Over 1 year through 5 years	1,338
Over 5 years through 10 years	508
Over 10 years through 20 years	375
Over 20 years	8,762

Total by maturity	$28,778

Bonds by class - statement value
Class 1	$28,778
Class 2	-
Class 3	-
Class 4	-
Class 5	-
Class 6	-

Total by class	$28,778

Total bonds publicly traded	$28,778
Total bonds privately placed	-

Preferred stocks - statement value	-
Common stocks - market value	-
Short-term investments - book value	16,080
Options, caps & floors - statement value	-
Options, caps & floors written and in force - statement value	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value	-
Cash	1,012
Cash equivalents	-

93

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2015
(000s omitted)

Life insurance in force:
Industrial	$-
Ordinary	-
Credit life	-
Group life	-

Amount of accidental death insurance in force under ordinary policies	-

Life insurance policies with disability provisions in force:
Industrial	-
Ordinary	-
Credit life	-
Group life	-

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount in deposit	-
Income payable	-

Ordinary - involving life contingencies
Income payable	-

Group - not involving life contingencies
Amount of deposit	-
Income payable	-

Group - involving life contingencies
Income payable	-

Annuities:
Ordinary
Immediate - amount of income payable	-
Deferred - fully paid - account balance	-
Deferred - not fully paid - account balance	-

Group
Immediate - amount of income payable	-
Fully paid account payable	-
Not fully paid - account balance	-

Accident and health insurance - premium in force
Ordinary	-
Group	-
Credit	-

Deposit funds and dividends accumulations:
Deposit funds - account balance	-
Dividend accumulations - account balance	-

94

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2015
(000s omitted)

Claim payments 2015
Group accident and health - year ended December 31
2015
2014	$-
2013	-
2012	-
2011	-
Prior	-

Other accident and health
2015	-
2014	-
2013	-
2012	-
2011	-
Prior	-

Other coverages that use developmental methods to calculate claims reserves
2015	-
2014	-
2013	-
2012	-
2011	-
Prior	-

95

CMFG LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2015
(000s omitted)

	Gross	Admitted Assets Reported
	Investment	in the Annual Statement

Investment Categories	Holdings	Amount	Percentage

Bonds:
U.S. treasury securities	$186,007	$186,007	1.7%
U.S. government agency and corporate obligations (excluding mortgage-backed securities):
Issued by U.S. government agencies
Issued by U.S. government sponsored agencies	-	-	0.0%
Non-U.S. government (including Canada, excluding mortgage-backed securities)	-	-	0.0%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
States, territories and possessions general obligations	45,580	45,580	0.4%
Political subdivisions of states, territories and possessions and political subdivisions general obligations	221,506	221,506	2.0%
Revenue and assessment obligations	17,203	17,203	0.2%
Industrial development and similar obligations	-	-	0.0%
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Issued or guaranteed by GNMA	15,939	15,939	0.1%
Issued or guaranteed by FNMA and FHLMC	168,382	168,382	1.5%
Privately issued	2,922	2,922	0.0%
CMO’s and REMIC’s:
Issued by FNMA and FHLMC	324,611	324,611	3.0%
Privately issued and collateralized by MBS issued or guaranteed by GNMA, FNMA or FHLMC	171,145	171,145	1.6%
Privately issued	122,363	122,363	1.1%
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	4,573,610	4,573,610	41.9%
Unaffiliated foreign securities	1,505,010	1,505,010	13.8%
Affiliated securities	89,003	89,003	0.8%

96

CMFG LIFE INSURANCE COMPANY
Summary Investment Schedule, continued
December 31, 2015
(000s omitted)

	Gross	Admitted Assets Reported
	Investment	in the Annual Statement

Investment Categories	Categories	Amount	Percentage

Equity interests:
Investment in mutual funds	$-	$-	0.0%
Preferred stocks:
Affiliated	-	-	0.0%
Unaffiliated	16,215	16,215	0.1%
Publicly traded equity securities (excluding preferred stocks):
Affiliated	-	-	0.0%
Unaffiliated	-	-	0.0%
Other equity securities:
Affiliated	1,017,341	1,017,341	9.3%
Unaffiliated	35,191	35,191	0.3%
Other equity interests including tangible personal property
under lease:
Affiliated	-	-	0.0%
Unaffiliated	-	-	0.0%
Mortgage loans:
Construction and land development	-	-	0.0%
Agricultural	-	-	0.0%
Single family residential properties	21	21	0.0%
Multifamily residential properties	-	-	0.0%
Commercial loans	1,518,701	1,518,701	13.9%
Real estate investments:
Property occupied by company	73,687	73,687	0.7%
Property held for production of income (includes $7,326 of property acquired in satisfaction of debt)	7,326	7,326	0.1%
Property held for sale (including $ - property acquired in satisfaction of debt)	-	-	0.0%
Contract loans	102,897	102,897	0.9%
Derivatives	17,419	17,419	0.2%
Receivables for securities	641	641	0.0%
Cash and short-term investments	57,963	57,963	0.5%
Other invested assets	629,877	629,877	5.9%

Total cash and invested assets	$10,920,560	$10,920,560	100.0%

97

MEMBERS LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2015
(000s omitted)

	Gross	Admitted Assets Reported
	Investment	in the Annual Statement

Investment Categories	Holdings	Amount	Percentage

Bonds:
U.S. treasury securities	$10,333	$10,333	34.7%
U.S. government agency and corporate obligations (excluding mortgage-backed securities)
Issued by U.S. government agencies	-	-	0.0%
Issued by U.S. government sponsored agencies	-	-	0.0%
Foreign government (including Canada, excluding
mortgage-backed securities	-	-	0.0%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
States, territories and possessions general obligations	-	-	0.0%
Political subdivisions of states, territories and possessions and political subdivisions general obligations	-	-	0.0%
Revenue and assessment obligations	-	-	0.0%
Industrial development and similar obligations	-	-	0.0%
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Guaranteed by GNMA	941	941	3.2%
Issued by FNMA and FHLMC	1,424	1,424	4.8%
All other	-	-	0.0%
CMO’s and REMIC’s:
Issued or guaranteed by GNMA, FNMA, FHLMC or VA	-	-	0.0%
Issued by non-U.S.. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by GNMA, FNMA, FHLMC or VA	-	-	0.0%
All other	-	-	0.0%
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)	-	-	0.0%
Unaffiliated foreign securities	-	-	0.0%
Affiliated securities	-	-	0.0%
Equity interests:
Investment in mutual funds	-	-	0.0%
Preferred stocks:
Publicly traded equity securities (excluding preferred stocks):
Affiliated	-	-	0.0%
Unaffiliated	-	-	0.0%

98

MEMBERS LIFE INSURANCE COMPANY
Summary Investment Schedule, continued
December 31, 2015
(000s omitted)

	Gross	Admitted Assets Reported
	Investment	in the Annual Statement

Investment Categories	Holdings	Amount	Percentage

Other equity securities:
Affiliated	$-	$-	0.0%
Unaffiliated	-	-	0.0%
Other equity interests including tangible personal property under lease:
Affiliated	-	-	0.0%
Unaffiliated	-	-	0.0%
Mortgage loans:
Construction and land development	-	-	0.0%
Agricultural	-	-	0.0%
Single family residential properties	-	-	0.0%
Multifamily residential properties	-	-	0.0%
Commercial loans	-	-	0.0%
Real estate investments	-	-	0.0%
Contract loans	-	-	0.0%
Receivables for securities sold	-	-	0.0%
Cash and short-term investments	17,092	17,092	57.3%
Other invested assets	-	-	0.0%

Total invested assets	$29,790	$29,790	100.0%

99

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2015
(000s omitted)

1. Reporting entity’s total admitted assets, excluding separate account assets.	$11,463,223

2. Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
				Percentage of Total
	Issuer	Description of Exposure	Amount	Admitted Assets

2.01	CUNA Mutual Investment Corporation	Equity	$969,106	8.454%
2.02	MCA Fund II LP	Equity	343,327	2.995%
2.03	MCA Fund I Holding LLC	Bond/Equity	263,638	2.300%
2.04	MCA Fund III LP	Equity	81,257	0.709%
2.05	CUNA Mutual Caribbean Hldg Ltd.	Equity	30,116	0.263%
2.06	Reliance Industries Limited	Bond	28,046	0.245%
2.07	Shell International Fin	Bond	25,493	0.222%
2.08	Air Lease Corp	Bond	24,500	0.214%
2.09	Federal Home Loan Bank Des Moines	Equity	24,000	0.209%
2.10	FED Ex Ground Facility - NJ	Mortgage Loan	23,180	0.202%

3. Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.
	Bonds	1	2
3.01	NAIC-1	$4,331,055	37.782%
3.02	NAIC-2	2,687,658	23.446%
3.03	NAIC-3	320,689	2.798%
3.04	NAIC-4	60,420	0.527%
3.05	NAIC-5	46,577	0.406%
3.06	NAIC-6	14,091	0.123%

	Preferred Stocks	3	4
3.07	P/RP-1	$-	0.000%
3.08	P/RP-2	9,000	0.079%
3.09	P/RP-3	-	0.000%
3.10	P/RP-4	-	0.000%
3.11	P/RP-5	2,965	0.026%
3.12	P/RP-6	4,250	0.037%

4. Assets held in foreign investments:

4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?		Yes [ ] No [ X ]
	If response to 4.01 above is yes, responses are not provided for interrogatories 5-10.

4.02	Total admitted assets held in foreign investments	$1,507,091	13.147%
4.03	Foreign-currency-denominated investments	21,025	0.183%
4.04	Insurance liabilities denominated in that same foreign currency	-	0.000%

100

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2015
(000s omitted)

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:
			1	2
	5.01	Countries rated NAIC-1	$1,298,318	11.326%
	5.02	Countries rated NAIC-2	159,082	1.388%
	5.03	Countries rated NAIC-3 or below	49,691	0.433%

6.	Two largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:
			1	2
		Countries rated NAIC-1:
	6.01	Country 1: United Kingdom	$365,893	3.192%
	6.02	Country 2: Cayman Islands	271,396	2.368%

		Countries rated NAIC-2:
	6.03	Country 1: Mexico	$53,268	0.465%
	6.04	Country 2: India	33,141	0.289%

		Countries rated NAIC-3 or below:
	6.05	Country 1: Kyrgyzstan	$13,088	0.114%
	6.06	Country 2: Puerto Rico	7,000	0.061%

			1	2
7.	Aggregate unhedged foreign currency exposure:		$17,990	0.157%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:
			1	2
	8.01	Countries rated NAIC-1	$1,307	0.011%
	8.02	Countries rated NAIC-2	2,184	0.019%
	8.03	Countries rated NAIC-3 or below	14,499	0.126%

9.	Two largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:
		Countries rated NAIC-1:	1	2
	9.01	Country 1: Netherlands	$1,307	0.011%
	9.02	Country 2:	-	0.000%

		Countries rated NAIC-2:
	9.03	Country 1: Trinidad	$2,184	0.019%
	9.04	Country 2:	-	0.000%

		Countries rated NAIC-3 or below:
	9.05	Country 1: Jamaica	$9,700	0.085%
	9.06	Country 2: St. Vincent	1,244	0.011%

101

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2015
(000s omitted)

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:
		1	2
		Issuer	NAIC Rating	3	4
	10.01	CUNA Mutual Caribbean Holdings, Limited	Equity	$30,116	0.263%
	10.02	Reliance Industries Limited	2	28,046	0.245%
	10.03	Shell International Finance	1	25,943	0.226%
	10.04	StatOil ASA-SPON	1	20,556	0.179%
	10.05	Rabobank Nederland	1	20,200	0.176%
	10.06	Vitol Finance Limited	2	20,000	0.174%
	10.07	Trafigura Beheer B.V	2	20,000	0.174%
	10.08	Triton Container International	2	18,000	0.157%
	10.09	Siemens Financieringsmat	1	16,587	0.145%
	10.10	Nassau Airport Development	2,3	15,900	0.139%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

	11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]
If response to 11.01 is yes, detail is not provided for the remainder of Interrogatory 11.

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.
	12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]
If response to 12.01 is yes, responses are not provided for the remainder of Interrogatory 12.

102

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2015
(000s omitted)

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:
	13.01	Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]
If response to 13.01 above is yes, responses are not provided for the remainder of Interrogatory 13.

	1	2	3
	Name of Issuer
13.02	CUNA Mutual Investment Corporation	$969,106	8.454%
13.03	MCA Fund II LP	343,327	2.995%
13.04	MCA Fund I Holding LLC	174,635	1.523%
13.05	MCA Fund III LP	81,257	0.709%
13.06	CUNA Mutual Caribbean Holdings, Limited	30,116	0.263%
13.07	Federal Home Loan Bank Des Moines	24,000	0.209%
13.08	CUNA Mutual International Holdings, Limited	11,640	0.102%
13.09	Preferred Freezer Holdings Inc.	5,288	0.046%
13.10	FPL Group Cap Trust I	5,000	0.044%
13.11	T&L Services LLC	4,548	0.040%

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

	14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [X ] No [ ]
If response to 14.01 above is yes, responses are not provided for the remainder of Interrogatory 14.

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

	15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]
If response to 15.01 above is yes, responses are not provided for the remainder of Interrogatory 15.

103

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2015
(000s omitted)

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

	16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]
If response to 16.01 above is yes, responses are not provided for the remainder of Interrogatory 16 and Interrogatory 17.

	1	2	3
Type (Residential, Commercial, Agricultural)
16.02	Fedex Ground Facility - NJ, Commercial	$23,180	0.202%
16.03	Welsh-Rooker, Commercial	18,743	0.163%
16.04	Gateway Commerce Center #1, Commercial	15,900	0.139%
16.05	Knoxville FBI Office, Commercial	15,093	0.132%
16.06	Addison Point Apartments, Commercial	13,208	0.115%
16.07	Seasons of Layton, Commercial	13,199	0.115%
16.08	Welsh-Hartman, Commercial	13,168	0.115%
16.09	Salt River II, Commercial	12,458	0.109%
16.10	Occidental Mall	11,976	0.104%
16.11	Granite Tower, Commercial	11,500	0.100%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:
		Loans
16.12	Construction loans	$-	0.000%
16.13	Mortgage loans over 90 days past due	-	0.000%
16.14	Mortgage loans in the process of foreclosure	-	0.000%
16.15	Mortgage loans foreclosed	-	0.000%
16.16	Restructured mortgage loans	-	0.000%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:
			Residential		Commercial		Agricultural
		Loan-to-Value	1	2	3	4	5	6
	17.01	above 95%	$22	0.000%	$4,977	0.043%	$-	0.000%
	17.02	91% to 95%	-	0.000%	1,167	0.010%	-	0.000%
	17.03	81% to 90%	-	0.000%	24,936	0.217%	-	0.000%
	17.04	71% to 80%	-	0.000%	133,999	1.168%	-	0.000%
	17.05	below 70%	-	0.000%	1,353,622	11.801%	-	0.000%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:
	18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?
						Yes [ X ] No [ ]
		If response to 18.01 above is yes, responses are not provided for the remainder of Interrogatory 18.

104

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2015
(000s omitted)

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans.
	19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5%
		2.5% of the reporting entity’s admitted assets?	Yes [ X ] No [ ]

If response to 19.01 is yes, responses are not provided for the remainder of Interrogatory 19.

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:
			At Year-End		At End of Each Quarter
					1st Qtr	2nd Qtr	3rd Qtr
			1	2	3	4	5
	20.01	Securities lending agreements (do not include assets
		held as collateral for such transactions)	$-	0.000%	$-	$-	$-
	20.02	Repurchase agreements	-	0.000%	-	-	-
	20.03	Reverse repurchase agreements	-	0.000%	-	-	-
	20.04	Dollar repurchase agreements	-	0.000%	-	-	-
	20.05	Dollar reverse repurchase agreements	-	0.000%	-	-	-

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps and floors:

			Owned		Written
			1	2	3	4
	21.01	Hedging	$-	0.000%	$-	0.000%
	21.02	Income generation	-	0.000%	-	0.000%
	21.03	Other	-	0.000%	-	0.000%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:
			At Year-End		At End of Each Quarter
					1st Qtr	2nd Qtr	3rd Qtr
			1	2	3	4	5
	22.01	Hedging	$7,182	0.000%	$6,186	$6,563	$6,490
	22.02	Income generation	-	0.000%	-	-	-
	22.03	Replications	-	0.000%	-	-	-
	22.04	Other	-	0.000%	-	-	-

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:
			At Year-End		At End of Each Quarter
					1st Qtr	2nd Qtr	3rd Qtr
			1	2	3	4	5
	23.01	Hedging	$263	0.000%	$607	$639	$299
	23.02	Income generation	-	0.000%	-	-	-
	23.03	Replications	-	0.000%	-	-	-
	23.04	Other	-	0.000%	-	-	-

105

MEMBERS LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2015
(000s omitted)

1.	Reporting entity’s total admitted assets.	$37,425

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
				Percentage of Total
	Issuer	Description of Exposure	Amount	Admitted Assets

2.01	FHLMC - 30 YR PT POOL A91900	Bond	$654	1.747%
2.02	FHLMC - 30 YR PT POOL P50295	Bond	307	0.820%
2.03	FHLMC - 30 YR PT POOL P50426	Bond	227	0.607%
2.04	FNMA - 30 YR PT POOL 911575	Bond	161	0.430%
2.05	FNMA - 30 YR PT POOL 254311	Bond	34	0.091%
2.06	FNMA - 30 YR PT POOL 564478	Bond	15	0.040%
2.07	FNMA - 30 YR PT POOL 253546	Bond	11	0.029%
2.08	FNMA - 20 YR PT POOL 253596	Bond	9	0.024%
2.09	FHLMC - 15 YR PT POOL E89739	Bond	6	0.016%
2.10	FHLMC - 30 YR PT POOL C01005	Bond	2	0.005%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.
		Bonds	1	2
	3.01	NAIC-1	$28,778	76.895%
	3.02	NAIC-2	-	0.000%
	3.03	NAIC-3	-	0.000%
	3.04	NAIC-4	-	0.000%
	3.05	NAIC-5	-	0.000%
	3.06	NAIC-6	-	0.000%

		Preferred Stocks	3	4
	3.07	P/RP-1	$-	0.000%
	3.08	P/RP-2	-	0.000%
	3.09	P/RP-3	-	0.000%
	3.10	P/RP-4	-	0.000%
	3.11	P/RP-5	-	0.000%
	3.12	P/RP-6	-	0.000%

Questions 4-23 are not applicable.

106

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements. All required financial statements are included in Part B of this registration statement.

(b)	Exhibits
1.(A)
Resolution of the board of directors of CUNA Mutual Insurance Society establishing CUNA Mutual Variable Annuity Account (“Registrant”). Incorporated herein by reference to Form N-4 post-effective amendment number 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(B)
Certified resolution of the board of directors of CUNA Mutual Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Life Insurance Company. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148421) filed with the Commission on January 2, 2008.

(C)
Certified resolution of the board of directors of CMFG Life Insurance Company approving the name change between CMFG Life Insurance Company and CUNA Mutual Insurance Society. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

	2.	Not Applicable.

3.(A)
Amended and Restated Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148421) filed with the Commission on January 2, 2008.

(B)
Amended and Restated Servicing Agreement related to the Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148421) filed with the Commission on January 2, 2008.

	(C)	Form of Selling and Services Agreement. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(D)
Amended and Restated Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Annuity Contracts effective February 23, 2011. Incorporated herein by reference to post-effective amendment number 15 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 27, 2011.

(E)
Amended and Restated Distribution and Servicing Agreement for Variable Annuity contracts between CMFG Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 2015. Incorporated herein by reference to post-effective amendment number 19 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 24, 2015.

4.(A)
Variable Annuity Contract. Incorporated herein by reference to post-effective amendment number 6 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

(B)
State Variations to Contract Form No. 2800. Incorporated herein by reference to post-effective amendment number 10 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 27, 2000.

(C)	TSA Endorsement. Incorporated herein by reference to post-effective amendment number 7 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 17, 1998.

(D)	IRA Endorsement. Incorporated herein by reference to post-effective amendment number 6 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 18, 1997.

(E)	Roth IRA Endorsement. Incorporated herein by reference to post-effective amendment number 9 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 22, 1999.

(F)
Executive Benefit Plan Endorsement. Incorporated herein by reference to post-effective amendment number 8 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.

(G)
Amendment to Contract, form number 2002-VAIAMEND. Incorporated herein by reference to post-effective amendment number 12 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 28, 2002.

(H)
CUNA Mutual Life Insurance Company and CUNA Mutual Insurance Society Merger Endorsement effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148421) filed with the Commission on January 2, 2008.

5.(A)
Variable Annuity Application. Incorporated herein by reference to post-effective amendment number 8 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.

(B)
State Variations to Application Form Number 1676. Incorporated herein by reference to post-effective amendment number 9 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 22, 1999.

(C)
State Variations to Application Form No. 99-VAAPP. Incorporated herein by reference to post-effective amendment number 9 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 22, 1999.

(D)
Variable Annuity Application, Form No. VAAPP-2005. Incorporated herein by reference to post-effective amendment number 17 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 26, 2006.

6.(A)
Certificate of Existence of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148421) filed with the Commission on January 2, 2008.

(B)
Amended and Restated Articles of Incorporation of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148421) filed with the Commission on January 2, 2008.

(C)
Amended and Restated Bylaws of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148421) filed with the Commission on January 2, 2008.

(D)
Amended and Restated Articles of Incorporation of CMFG Life Insurance Company. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(E)	Amended and Restated Bylaws of CMFG Life Insurance Company. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

7.	Not Applicable.

8.(A)(i)
Letter Agreement between Rowe Price-Fleming International, Inc. and CUNA Mutual Life Insurance Company dated April 1, 1997. Incorporated herein by reference to post-effective amendment number 8 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.

(ii)
Amendment to Participation Agreement Among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 29, 2003.

(iii)
Amendment to Participation Agreement Among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148421) filed with the Commission on January 2, 2008.

(iv)
Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Investment Services, Inc. and CUNA Mutual Insurance Society dated October 16, 2006. Incorporated herein by reference to Form N-4 post effective amendment number 9 (File No. 33-73738) filed with the Commission on April 27, 2007.

(v)
Amendment to Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(B)(i)
Participation Agreement between MFS Variable Insurance Trust and CUNA Mutual Life Insurance Company dated November 21, 1997. Incorporated herein by reference to post-effective amendment number 8 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.

(ii)
First Amendment to Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on April 29, 2003.

(iii)
Amendment to Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148421) filed with the Commission on January 2, 2008.

(iv)
Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and CUNA Mutual Insurance Society dated October 16, 2006. Incorporated herein by reference to Form N-4 post-effective amendment number 9 (File No. 33-73738) filed with the Commission on April 27, 2007.

(v)
Amendment to Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148421) filed with the Commission on January 2, 2008.

(vi)
Amendment No. 6 to Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society effective July 1, 2010. Incorporated herein by reference to post-effective amendment number 4 to this Form N-4 (File No. 333-148421) filed with the Commission on April 27, 2011.

(vii)
Amendment No. 7 to Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society, effective January 1, 2012. Incorporated herein by reference to post-effective amendment number 5 to this Form N-4 (File No. 333-148421) filed with the Commission on April 27, 2012.

(C)(i)
Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company, dated February 20, 1997. Incorporated herein by reference to post-effective amendment number 8 to this Form N-4 registration statement (File No. 33-73738) filed with the Commission on February 24, 1999.

(ii)
Amendment No. 1 between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. Variable Insurance Funds, and CUNA Mutual Life Insurance Company effective September 21, 1999. Incorporated herein by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(iii)
Amendment No. 2 to Participation Agreement Among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company effective October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to this Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

(iv)
Amendment No. 3 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Panorama Series Fund, Inc. and CUNA Mutual Life Insurance Company, effective July 31, 2005. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(v)
Fourth Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated by reference to initial registration statement on Form N-4 (File No. 333-148421) filed with the Commission on January 2, 2008.

(vi)
Fifth Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

(vii)
Sixth Amendment to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective July 8, 2008. Incorporated by reference to Form N-4 post-effective amendment number 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(viii)
Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Brokerage Services, Inc. effective September 25, 2006. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(ix)
Amendment 7 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective February 3, 2009. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(x)
Amendment 8 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective January 1, 2012. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(xi)
Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Mutual Insurance Society, effective January 31, 2012. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(xii)
Amendment 9 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CMFG Life Insurance Company effective June 20, 2012. Incorporated by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

(D)(i)
Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. dated May 1, 2004. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(ii)
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(iii)
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(iv)
Amendment No. 3 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. effective December 31, 2007.  Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148421) filed with the Commission on January 2, 2008.

(v)
Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

(vi)
Rule 22c-2 Shareholder Information Agreement between Franklin Templeton Distributors, Inc. and CUNA Mutual Life Insurance Company dated April 16, 2007. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(vii)
Amendment No. 5 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated December 10, 2010. Incorporated herein by reference to post-effective amendment number 4 to this Form N-4 (File No. 333-148421) filed with the Commission on April 27, 2011.

(viii)
Amendment No. 6 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 31,

2012. Incorporated herein by reference to post-effective amendment number 17 to this Form N-4 (File No. 333-148426) filed with the Commission on April 26, 2013.

(ix)
Amendment No. 7 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 15, 2013. Incorporated herein by reference to post-effective amendment number 17 to this Form N-4 (File No. 333-148426) filed with the Commission on April 26, 2013.

(E)(i)
Participation Agreement between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

(ii)
Participation Agreement Amendment 1, between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors LLC and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 4 to Form N-4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(iii)
Selling Agreement between Allianz Global Investors Distributors LLC and CUNA Brokerage Services, Inc. effective May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

(iv)
Services Agreement between Allianz Global Investors Distributors LLC and CUNA Brokerage Services, Inc., effective May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 25, 2008.

(v)
Novation of and Amendment to Participation Agreement between Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust and CUNA Mutual Insurance Society, effective November 16, 2010. Incorporated herein by reference to post-effective amendment number 15 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 27, 2011.

(vi)
Amendment to Intermediary Agreements and New Intermediary Agreements between Allianz Global Investors Distributors LLC (f/k/a PIMCO Funds Distributors, LLC) PIMCO Investments LLC and CUNA Brokerage Services, Inc., effective November 16, 2010. Incorporated herein by reference to post-effective amendment number 15 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 27, 2011.

(vii)
Termination, New Agreements and Amendments Relating to Selling Agreements for PIMCO Variable Insurance Trust between Allianz Global Investors Distributors, LLC, PIMCO Investments LLC, CUNA Brokerage Services, Inc. and CUNA Mutual Insurance Society, effective November 16, 2010. Incorporated herein by reference to post-effective amendment number 15 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 27, 2011.

(viii)
PIMCO Services Agreement between PIMCO and CUNA Mutual Insurance Society, effective December 18, 2010. Incorporated herein by reference to post-effective amendment number 15 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 27, 2011.

(F)(i)
Participation Agreement between AIM Variable Insurance Funds, AIM Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

(ii)
Amendment No. 1 between AIM Variable Insurance Funds, AIM Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., effective May 1, 2004. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

(iii)
Amendment No. 2 to the Participation Agreement between AIM Investments and CUNA Mutual Insurance Society dated March 19, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

(iv)
Distribution Agreement between CUNA Brokerage Services, Inc. and Invesco AIM Distributors, Inc., dated April 9, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

(v)
Rule 22c-2 Shareholder Information Agreement between AIM Investment Services, Inc. and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference to Form N-4 post-effective amendment number 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(vi)
Amendment No. 3 to the Participation Agreement between AIM Variable Insurance Funds, CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated April 30, 2010. Incorporated herein by reference on Form N-4 post-effective amendment no. 14 (File No. 333-148426) filed with the Commission on April 28, 2010.

(vii)
Amendment No. 4 to the Participation Agreement between AIM Variable Insurance Funds, CMFG Life Insurance Company and CUNA Brokerage Services, Inc. effective July 1, 2012. Incorporated herein by reference to Form N-4 post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

(G)(i)
Participation Agreement between Van Kampen Life Investment Trust, Van Kampen Asset Management, Van Kampen Funds Inc. and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

(ii)
Amendment to Participation Agreement between Van Kampen Life Investment Trust, Van Kampen Asset Management, Van Kampen Funds Inc. and CUNA Mutual Insurance Society dated June 15, 2008. Incorporated herein by reference to Form N-4 post-effective amendment number 1 (File No. 333-148426) filed with the Commission on November 24, 2008.

(H)(i)
Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 (File No. 333-148426) filed with the Commission on July 10, 2009.

(ii)
Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Insurance Society dated October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-4 (File No. 333-148421) filed with the Commission on January 2, 2008.

(iii)
Amendment to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated September 8, 2009. Incorporated herein by reference to post-effective amendment number 11 (File No. 333-148426) filed with the Commission on October 16, 2009.

(iv)
Amendment No. 2 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated December 4, 2009. Incorporated herein by reference to post-effective amendment number 12 (File No. 333-148426) filed with the Commission on February 4, 2010.

(v)
Amendment No. 3 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated November 20, 2010. Incorporated herein by reference to post-effective amendment number 15 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 27, 2011.

(I)
Administrative Services Agreement between CUNA Mutual Life Insurance Society and AIM Advisors, Inc. dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(J)(i)
Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated March 31, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(ii)
Amendment No. 1 to Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated September 10, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(K)
Administrative Services Letter between MFS Investment Management and CUNA Mutual Insurance Society effective October 1, 2008. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

(L)(i)
Letter Agreement between CUNA Mutual Life Insurance Company and T. Rowe Price Associates, Inc. dated September 16, 2002. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

(ii)
Supplement for Personal Services between CUNA Mutual Insurance Society and T. Rowe Price Investment Services, Inc. date July 31, 2008. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

(M)(i)
Administrative Services Letter Agreement between Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management and CUNA Mutual Insurance Society dated January 1, 2009. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(ii)
Shareholder Services Agreement between Van Kampen Funds, Inc., and CUNA Mutual Insurance Society dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(N)
Services Agreement between Pacific Investment Management Company LLC (“PIMCO”) and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(O)(i)
Services Letter Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated July 10, 2008. Incorporated herein by reference to post-effective amendment number 44 to Form N-1A (File No. 002-87775) filed with the Commission on April 17, 2009.

(ii)
Services Letter Agreement between CUNA Mutual Insurance Society and Mosaic Funds Distributor, LLC dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 (File No. 333-148426) filed with the Commission on July 10, 2009.

(P)(i)
Fund Participation Agreement between Vanguard Variable Insurance Fund, The Vanguard Group, Inc. and Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(ii)
Amendment No. 1 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated August 31, 2005. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(iii)
Amendment No. 2 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 16, 2006. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(iv)
Amendment No. 3 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 1, 2008. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(v)
Amendment No. 4 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated June 12, 2012. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(iv)
Amendment No. 5 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 16, 2015. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

9.	Opinion of Counsel from Pamela M. Krill, Esquire. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

10.	Deloitte & Touche LLP Consent. Filed herewith.

11.	Not applicable.

12.	Not applicable.

13.	Powers of Attorney. Signed pursuant to Power of Attorney dated April 25, 2016. Incorporated by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.
	A.	Power Attorney (Michael F. Anderson).
	B.	Power Attorney (David G. Brown).
	A.	Power Attorney (Thomas J. Merfeld).
	C.	Power Attorney (Steven R. Suleski).
	E.	Power Attorney (Robert N. Trunzo).

Item 25. Directors and Officers of CMFG Life Insurance Company

Name and Principal Business Address	Positions and Offices with Depositor

Michael F. Anderson	Director and Chief Legal Officer
5910 Mineral Point Road
Madison, WI 53705

David G. Brown	Director, Executive Vice President and
5910 Mineral Point Road	Chief Investment Officer
Madison, WI 53705

Thomas J. Merfeld	Director, Treasurer, Executive Vice
5910 Mineral Point Road	President and Chief Financial Officer
Madison, WI 53705

Faye A. Patzner	Executive Vice President and Chief
5910 Mineral Point Road	Administrative Officer
Madison, WI 53705

James M. Power	Executive Vice President and Commercial
5910 Mineral Point Road
Madison, WI 53705

Steven R. Suleski	Director, Secretary and Chief Governance
5910 Mineral Point Road	and Compliance Officer
Madison, WI 53705

Robert N. Trunzo	Director, President and Chief Executive
5910 Mineral Point Road	Officer
Madison, WI 53705

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant.

The registrant is a segregated asset account of CMFG Life Insurance Company and is therefore owned and controlled by CMFG Life Insurance Company. CMFG Life Insurance Company is a stock life insurance company. CMFG Life is duly authorized and licensed to do a life and health insurance business in forty-nine other states, the District of Columbia, and in foreign countries. Various companies and other entities are controlled by CMFG Life Insurance Company and may be considered to be under common control with the registrant or CMFG Life Insurance Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

CUNA Mutual Holding Company
Organizational Chart As Of February 28, 2016

CUNA Mutual Holding Company is a mutual insurance holding company, and as such is controlled by its policy owners. CUNA Mutual Holding Company was formed under the Plan of Reorganization of CMFG Life Insurance Company. CUNA Mutual Holding Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

CUNA Mutual Global Holdings, Inc.
State of domicile: Iowa

CUNA Mutual Global Holdings, Inc. State of domicile: Iowa

CMFG Ventures, LLC State of domicile: Iowa

CMFG Life Insurance Company State of domicile: Iowa

CMFG Life Insurance Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries, all of which are included in the CMFG Life Insurance Company’s consolidated financial statements:

1.	CUNA Mutual Investment Corporation owns the following:
State of domicile: Wisconsin

	a.	CUMIS Insurance Society, Inc. owns the following:
State of domicile: Iowa

(1) CUMIS Specialty Insurance Company, Inc.
State of domicile: Iowa

(2) CUMIS Mortgage Reinsurance Company
State of domicile: Wisconsin

	b.	CUNA Brokerage Services, Inc.
State of domicile: Wisconsin

	c.	CUMIS Vermont, Inc.
State of domicile: Vermont

	d.	MEMBERS Life Insurance Company
State of domicile: Iowa

	e.	International Commons, Inc.
State of domicile: Wisconsin

	f.	CUNA Mutual Insurance Agency, Inc.
State of domicile: Wisconsin

	g.	MEMBERS Capital Advisors, Inc.
State of domicile: Iowa

(1) MCA Fund I GP LLC
State of domicile: Delaware

(2) MCA Fund II GP LLC
State of domicile: Delaware

(3) MCA Fund III GP LLC
State of domicile: Delaware

	h.	CMG Student Lending Services, LLC
State of domicile: Delaware

	i.	CPI Qualified Plan Consultants, Inc.
State of domicile: Delaware

	j.	Springboard Auto.com, Inc.
State of domicile: Delaware

2.	CUNA Mutual Caribbean Holdings Ltd. owns the following:
Country of domicile: Trinidad and Tobago

	a.	CUNA Caribbean Insurance Society Limited owns the following:
Country of domicile: Trinidad and Tobago

(1) CUNA Caribbean Insurance Services Limited
Country of domicile: Trinidad and Tobago

3.	CUNA Mutual Group Holdings Europe, Ltd. owns the following:
County of domicile: Ireland

	a.	CUNA Mutual (Europe) II, Limited
Country of domicile: Ireland

	b.	CUNA Mutual (Europe) Limited
(was CUNA Mutual General Risk Services (Ireland) Limited)
Country of domicile: Ireland

	c.	CUNA Mutual International Finance, Ltd.
Country of domicile: Cayman Islands

	d.	CUNA Mutual International Holdings, Ltd. Owns the following:
Country of domicile: Cayman Islands

	e.	CUNA Caribbean Holdings St. Lucia, Ltd Owns the following:
County of domicile: St Lucia

(1) CUNA Caribbean Insurance Jamaica Limited
County of domicile: Jamaica

4.		6834 Hollywood Boulevard, LLC
State of domicile: Delaware

5.		TruStage Insurance Agency, LLC
State of domicile: Iowa

6.		CUNA Mutual Management Services, LLC
State of domicile: Iowa

7.		MCA Fund I Holding LLC
State of domicile: Delaware

(1) MCA Fund I LP
State of domicile: Delaware

8.		MCA Fund II LLP
State of domicile: Delaware

9.		MCA Fund III LLP
State of domicile: Delaware

Item 27. Number of Contractowners

As of February 28, 2016 there were 1,813 non-qualified contracts outstanding and 3,283 qualified contracts outstanding.

Item 28. Indemnification.

Section 8 of the Amended and Restated Bylaws of CMFG Life Insurance Company and Article V of CMFG Life Insurance Company Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of CMFG Life Insurance Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of CMFG Life Insurance Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers’ or directors’ willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) CUNA Brokerage Services, Inc. is the principal underwriter for the Registrant as well as for the CMFG Variable Insurance Account.

(b) Officers and Directors of CUNA Brokerage Services, Inc.

Name and Principal	Positions and Office with Underwriter
Business Address
Michelle N. Niemec*	Treasurer

Timothy Halevan**	Vice President and Chief Compliance Officer

Ross D. Hansen*	Vice President and Associate General Counsel

Steven R. Suleski*	Secretary and Director

Angie K. Campbell*	Assistant Secretary

M. Jeffrey Bosco*	Director

Michael F. Anderson*	Director

Michael T. Defnet*	Director

Jason A. Pisarik*	Director

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.
**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

(c)
CUNA Brokerage Services, Inc. is the only principal underwriter. The services provided by CUNA Brokerage Services, Inc. are set forth in the Amended and Restated Distribution Agreement and Amended and Restated Servicing Agreement filed as exhibits to this registration statement.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
CUNA Brokerage Services, Inc.	$507,123*	0	$148,983	$358,140

*Information as of December 31, 2015.

Item 30. Location Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by CMFG Life Insurance Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CMFG Life Insurance Company, both at 5910 Mineral Point Road, Madison, Wisconsin 53705; and se2, 5801 SW Sixth Ave, Topeka, Kansas 66636-0001.

Item 31. Management Services

All management contracts are discussed in Part A or Part B of this registration statement.

Item 32. Undertakings and Representations

(a)
The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Contracts offered herein are being accepted.

(b)
The Registrant undertakes that it will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove and send to CMFG Life Insurance Company for a statement of additional information.

(c)
The Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to CMFG Life Insurance Company at the address or phone number listed in the Prospectus.

(d)
CMFG Life Insurance Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)
CMFG Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CMFG Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed in its behalf by the undersigned, duly authorized, in the City of Madison, and State of Wisconsin as of 25 day of April, 2016.

CMFG Variable Annuity Account (Registrant)

By:	/s/ Robert N. Trunzo
Robert N. Trunzo
President and Chief Executive Officer, CMFG Life Insurance
Company

CMFG Life Insurance Company (Depositor)

By:	/s/ Robert N. Trunzo
Robert N. Trunzo
President and Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as of the dates indicated.

SIGNATURE AND TITLE		DATE

By:	/s/ Brian J. Borakove	April 25, 2016

Brian J. Borakove
VP – Corporate Controller

By:	/s/ Thomas J. Merfeld	April 25, 2016

Thomas J. Merfeld
Treasurer, Executive Vice President and Chief
Financial Officer

By:	/s/ Robert N. Trunzo	April 25, 2016

Robert N. Trunzo
Director, President and Chief Executive Officer

By:	*	April 25, 2016

Michael F. Anderson
Director

By:	*	April 25, 2016

David G. Brown
Director

By:	*	April 25, 2016

Thomas J. Merfeld
Director and Treasurer

By:	*	April 25, 2016

Steven R. Suleski
Director and Secretary

By:	*	April 25, 2016

Robert N. Trunzo
Director, President and Chief Executive Officer

*Signed pursuant to Power of Attorney dated April 25, 2016, filed electronically with post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

By:	/s/ Ross D. Hansen
Ross D. Hansen
Associate General Counsel

EXHIBIT INDEX

10. Deloitte & Touche LLP Consent.